As filed with the Securities and Exchange Commission on June 17, 2011

Registration Nos. 333-17217 and 811-07953

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 82	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 85	☒

(Check Appropriate Box or Boxes)

EQ ADVISORS TRUST

(Formerly 787 Trust)

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices) (Zip Code)

(212) 554-1234

(Registrant’s Telephone Number, including Area Code)

Please Send Copies of all Communications to:

Patricia Louie, Esq. Senior Vice President and Corporate Counsel AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, New York 10104	Clifford J. Alexander, Esq. Mark C. Amorosi, Esq. K&L Gates LLP 1601 K Street N.W. Washington, D.C. 20006
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

Title of Securities Being Registered: Class K Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to paragraph (a)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A –	Prospectus of the Class K shares of EQ Advisors Trust, Prospectus of the Class K shares of All Asset Allocation Portfolio, Prospectus of the Class K shares of EQ/Franklin Templeton Allocation Portfolio, Prospectus of the Class K shares of EQ/International ETF Portfolio, Prospectus of the Class K shares of Strategic Allocation Portfolios, and Prospectus of the Class K shares of AXA Tactical Manager Portfolios.

Part B –	Supplement regarding the Class K shares to the Statement of Additional Information for each Portfolio of EQ Advisors Trust except the Strategic Allocation Portfolios and the AXA Tactical Manager Portfolios, Supplement regarding the Class K shares to the Statement of Additional Information for the Strategic Allocation Portfolios, and Supplement regarding the Class K shares to the Statement of Additional Information for the AXA Tactical Manager Portfolios.*

Part C –	Other Information

Signature Page

Exhibit

*	The above-referenced Statements of Additional Information are incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of EQ Advisors Trust (File Nos. 333-17217 and 811-07953), as filed with the U.S. Securities and Exchange Commission on April 28, 2011 and as revised and filed in definitive form pursuant to Rule 497 on May 2, 2011 (File No. 333-17217).

EQ Advisors TrustSM

Prospectus dated                     , 2011

This Prospectus describes forty-four (44) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class K shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/AllianceBernstein Small Cap Growth

EQ/AXA Franklin Small Cap Value Core

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Calvert Socially Responsible

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Equity Growth PLUS

EQ/Franklin Core Balanced

EQ/GAMCO Mergers and Acquisitions

EQ/GAMCO Small Company Value

EQ/Global Multi-Sector Equity

EQ/International Core PLUS

EQ/International Equity Index

EQ/International Value PLUS

EQ/JPMorgan Value Opportunities

EQ/Large Cap Core PLUS

EQ/Large Cap Growth Index

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Large Cap Value PLUS

EQ/Lord Abbett Large Cap Core

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Montag & Caldwell Growth

EQ/Morgan Stanley Mid Cap Growth

EQ/Mutual Large Cap Equity

EQ/Oppenheimer Global

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/Templeton Global Equity

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

EQ/Wells Fargo Omega Growth

Fixed Income Portfolios

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond Index

EQ/Money Market

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and may not be available directly as an investment plan under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

K Master

(198927)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	Class K Shares
Management Fee	0.75%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses†	0.25%
Total Annual Portfolio Operating Expenses†	1.00%
Fee Waiver and/or Expense Reimbursement††	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement†	0.95%
†	Based on estimated amounts for the current fiscal year.
††	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class K Shares	$97	$313

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal conditions, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States and currencies. By adjusting investment exposure among the various asset classes in the Portfolio, the Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index, respectively, and in other securities and instruments, such as derivatives, that provide exposure to these indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. This strategy is commonly referred to as an indexing strategy. As of December 31, 2010, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $1.3 billion to $368.7 billion; in the S&P MidCap 400 Index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, from $460 million to $9.2 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000 Index, from $24.2 million to $5.2 billion; and in the MSCI EAFE Index, which measures the equity market performance of developed markets, excluding the U.S. and Canada, from $1.5 billion to $203.5 billion. The Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return. In addition, the Portfolio may obtain equity exposure by investing in preferred stocks, warrants and convertible securities of domestic and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Citi World Government Bond (“WGB”) Index, the Barclays Capital Intermediate U.S. Government Bond Index and in other securities and instruments, such as derivatives, that provide exposure to these indices. The Portfolio will invest in these

EQ Advisors Trust	About the investment portfolios	3

securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of this index. The Citi WGB Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. The Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

The Adviser will manage the Portfolio using a Dynamic Asset Allocation strategy, which involves making short-term adjustments to the Portfolio’s asset mix based on proprietary research on various risk and return factors. The approach seeks to minimize the effects of adverse equity market conditions, mitigate both extreme losses and outsized gains, and improve returns through lower volatility. Under normal market conditions, it is expected that the Portfolio’s asset allocation will be approximately 60% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% in fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio’s equity investments may deviate from 0% to 70% of the Portfolio’s net assets depending on volatility. Likewise, the Portfolio’s fixed income investments may deviate from 30% to 100% of the Portfolio’s net assets depending on volatility. When the Adviser determines that the risks in the equity markets have risen disproportionately to potential returns, the Portfolio will seek to minimize its equity exposure through the use of derivatives and investments in bonds or other fixed income securities, currencies and other financial instruments. Although the Dynamic Asset Allocation strategy is intended to moderate the Portfolio’s volatility and thereby reduce the overall risk of investing in the Portfolio, it may result in periods of underperformance relative to traditional fixed-allocation balanced funds, including periods during which the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser.

In implementing the Dynamic Asset Allocation strategy, the Adviser may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Adviser will choose in each case based on considerations of cost and efficiency of access. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to equity markets, the Adviser may choose to gain this alternative exposure directly through securities transactions or indirectly through derivatives transactions.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Adviser also may use exchange-traded funds (“ETFs”) in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio

4	About the investment portfolios	EQ Advisors Trust

will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, and credit risk and may involve the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange-Traded Funds Risk: When a portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the portfolio. A portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are

EQ Advisors Trust	About the investment portfolios	5

somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on February 18, 2011. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein, L.P. (“AllianceBernstein” or the “Adviser”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Seth J. Masters	Co-Chief Investment Officer and Portfolio Manager	February 2011
Daniel J. Loewy	Co-Chief Investment Officer and Portfolio Manager	February 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring investment company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

EQ/AllianceBernstein Small Cap Growth Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Small Cap Growth Portfolio	Class K Shares
Management Fee	0.74%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$88	$274	$477	$1,061

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies. Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2500 Index at the time of purchase (market capitalization range of approximately $24.2 million to $13.7 billion as of December 31, 2010).

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio generally engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

EQ Advisors Trust	About the investment portfolios	7

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Small Cap Growth Portfolio – Class K Shares	33.56%	5.20%	3.53%
Russell 2000 Growth Index	29.09%	5.30%	3.78%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the Manager).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bruce Aronow	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	May 2000
Samantha Lau	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Kumar Kirpalani	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Wen-TseTseng	Vice President and Portfolio Analyst/Manager of AllianceBernstein	May 2006
Joshua Lisser	Senior Vice President/Chief Investment officer, Index Strategies	December 2008

8	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	9

EQ/AXA Franklin Small Cap Value Core Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AXA Franklin Small Cap Value Core Portfolio	Class K Shares
Management Fee	0.70%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.94%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$96	$300	$520	$1,155

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. For this Portfolio small-capitalization companies are companies with market capitalizations under $3.5 billion at the time of purchase. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies.

The Active Allocated Portion generally invests in equity securities such as commons stocks that the Adviser to the Active Allocated Portion believes are currently undervalued and have potential for capital appreciation. The Adviser to the Active Allocated Portion believes that a stock price is undervalued when it is less than the price at which it would trade if the market reflected all factors relating to the company’s worth.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000 Index (“Russell 2000”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price

10	About the investment portfolios	EQ Advisors Trust

sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust	About the investment portfolios	11

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/AXA Franklin Small Cap Value Core Portfolio – Class K Shares	24.57%	1.44%
Russell 2500 Value Index	24.82%	2.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
William J. Lippman	President of Franklin Advisory	September 2006
Bruce C. Baughman, CPA	Senior Vice President of Franklin Advisory	September 2006
Margaret McGee	Vice President of Franklin Advisory	September 2006
Y. Dogan Sahin	Portfolio Manager/ Research Analyst Franklin Advisory	August 2007
Donald G. Taylor, C.P.A	Senior Vice President of Franklin Advisory	September 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager:

The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

12	About the investment portfolios	EQ Advisors Trust

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	13

EQ/BlackRock Basic Value Equity Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/BlackRock Basic Value Equity Portfolio	Class K Shares
Management Fee	0.58%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.70%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Adviser places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. The Adviser may also determine a company is undervalued if its stock price is down because of temporary factors from which the Adviser believes the company will recover. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.

The Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

•	investment expectations are generally high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

The Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Portfolio determines that the issuer no longer meets the criteria the Adviser has established for the purchase of such securities or if the Adviser thinks there is a more attractive investment opportunity in the same category. The Portfolio also may invest up to 25% of its total assets in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an

14	About the investment portfolios	EQ Advisors Trust

“affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/BlackRock Basic Value Equity Portfolio – Class K Shares	12.60%	2.83%	4.29%
Russell 1000 Value Index	15.51%	1.28%	3.26%

EQ Advisors Trust	About the investment portfolios	15

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: BlackRock Investment Management, LLC. (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin Rendino	Managing Director and Portfolio Manager of BlackRock	December 2001
Carrie King	Director of BlackRock	May 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

16	About the investment portfolios	EQ Advisors Trust

EQ/Boston Advisors Equity Income Portfolio – Class K Shares

Investment Objective: Seeks a combination of growth and income to achieve an above-average and consistent total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Boston Advisers Equity Income Portfolio	Class K Shares
Management Fee	0.75%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.88%
Fee Waiver and/or Expense Reimbursement+	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%
+	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$82	$273	$480	$1,077

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. Large capitalization companies currently are treated as those companies with market capitalizations in excess of $10 billion at the time of investment.

The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Adviser believes provide opportunities for capital growth and income. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of issuers located in developed and developing economies.

The Adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income. In choosing investments, the Adviser utilizes a quantitative process to identify and evaluate companies for potential investment. Generally, at least 80% of the Portfolio’s stocks (measured by net assets) will pay a dividend. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

EQ Advisors Trust	About the investment portfolios	17

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (December 13, 2004), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Boston Advisors Equity Income Portfolio – Class K Shares	16.00%	1.22%	2.55%
Russell 1000 Value Index	15.51%	1.28%	3.26%

18	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Boston Advisors, LLC. (“Boston Advisors”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael J. Vogelzang, CFA	President and Chief Investment Officer of Boston Advisors	November 1999
Douglas A. Riley, CFA	Senior Vice President and Portfolio Manager of Boston Advisors	April 2005
Lisa Sebasta, CFA	Senior Vice President and Portfolio Manager of Boston Advisors	May 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	19

EQ/Calvert Socially Responsible Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Calvert Socially Responsible Portfolio	Class K Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$87	$271	$471	$1,049

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in large-cap companies, which are defined as those whose market capitalization falls within the range of the S&P 500 Index that meet the Portfolio’s investment criteria, including financial, sustainability and social responsibility factors. The practical application of this strategy involves the Advisers, Calvert Investment Management, Inc. (“Calvert”) and Bridgeway Capital Management, Inc. (“Bridgeway”), using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company’s performance on a variety of social issues is performed. Calvert’s in-house Sustainability Research Department conducts the analysis of each company’s societal impact. Financial analysis and security selection is done by Bridgeway.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility.

Investment Criteria: Bridgeway’s stock selection is based on proprietary quantitative models utilizing a pre-screened universe of approved equities from Calvert. Bridgeway uses various multi-variable quantitative models for the equity selection process. These models approach opportunities from different directions and include growth, growth at a reasonable price, value and momentum models. Bridgeway uses multiple models to seek to offset any biases that one model may provide and such models are based on publicly available financial information. Stock selection is a bottom-up approach based on the statistical models. Bridgeway also uses top-down techniques to seek to manage risk, including maintaining appropriate sector balance and concentration, managing the Portfolio’s exposure to individual companies and minimizing exposure to non-quantifiable risk (such as from litigation). The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 25% of its total assets in foreign securities.

Sustainable and Socially Responsible Investment Criteria: The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples’ rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Calvert has developed sustainable and socially responsible investment criteria for the Portfolio, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All sustainable and socially responsible criteria may be changed by Calvert’s Board of Directors without shareholder approval.

20	About the investment portfolios	EQ Advisors Trust

The Portfolio seeks to invest in companies that:

•

Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•

Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•

Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Portfolio seeks to avoid investing in companies that:

•

Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•

Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•

Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•

Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies

EQ Advisors Trust	About the investment portfolios	21

also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Calvert Socially Responsible Portfolio – Class K Shares	12.73%	–0.74%	–1.29%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Advisers: Calvert Investment Management, Inc. and Bridgeway Capital Management, Inc. (“Bridgeway”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
John Montgomery	President of Bridgeway	June 2005

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

22	About the investment portfolios	EQ Advisors Trust

EQ/Capital Guardian Research Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Capital Guardian Research Portfolio	Class K Shares
Management Fee	0.64%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.77%
Fee Waiver and/or Expense Reimbursement+	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%
+	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$74	$241	$423	$949

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks to achieve long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 Index (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and

EQ Advisors Trust	About the investment portfolios	23

subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter: (% and time period)	Worst quarter: (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Capital Guardian Research Portfolio – Class K Shares	16.07%	1.15%	1.99%
S&P 500 Index	15.06%	2.29%	1.41%

24	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Capital Guardian Trust Company (“Capital Guardian”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Irfan Furniturwala	Vice President of Capital International Research, Inc. an affiliate of Capital Guardian	January 2009
Cheryl E. Frank	Vice President of Capital International Research, Inc. an affiliate of Capital Guardian	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible financial investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	25

EQ/Common Stock Index Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Common Stock Index Portfolio	Class K Shares
Management Fee	0.35%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index (“Russell 3000”). The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yield. This strategy is commonly referred to as an indexing strategy.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as

26	About the investment portfolios	EQ Advisors Trust

changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Common Stock Index Portfolio – Class K Shares	16.14%	–0.62%	0.39%
Russell 3000 Index	16.93%	2.74%	2.16%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The member of the team that is primarily responsible for the management of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans

EQ Advisors Trust	About the investment portfolios	27

and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

28	About the investment portfolios	EQ Advisors Trust

EQ/Davis New York Venture Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Davis New York Venture Portfolio	Class K Shares
Management Fee	0.85%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.99%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest in companies whose shares may be subject to controversy and in foreign securities, including depositary receipts. The Portfolio also may invest a significant portion of its assets in the financial services sector.

The Adviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Adviser based on its assessment of a company’s worth. In selecting investments, the Adviser searches for companies that demonstrate a majority or, in the Adviser’s opinion, an appropriate mix of the following characteristics:

•

First class management evidenced by a proven track record, significant alignment of interest in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;

•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital;

•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Portfolio also may invest in a company when it becomes the center of controversy due to adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated or other adverse events may threaten the company’s future.

The Adviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the Adviser based on its assessment of a company’s worth. The Adviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

EQ Advisors Trust	About the investment portfolios	29

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
EQ/Davis New York Venture Portfolio – Class K Shares	11.96%	0.53%
S&P 500 Index	15.06%	1.32%

30	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (”FMG LLC” or the “Manager”).

Adviser: Davis Selected Advisors, L.P. (“Davis”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Christopher C. Davis	Chairman and Portfolio Manager of Davis	August 2006
Kenneth Charles Feinberg	Portfolio Manager of Davis	August 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financials intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	31

EQ/Equity 500 Index Portfolio – Class K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index (“S&P 500”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity 500 Index Portfolio	Class K Shares
Management Fee	0.25%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.37%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500. For purposes of the Portfolio, equity securities in the S&P 500 may include financial instruments that derive their value from such securities.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Port-folio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will seek to hold all 500 securities in the S&P 500 in the exact weight each repre-sents in that Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

32	About the investment portfolios	EQ Advisors Trust

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Equity 500 Index Portfolio – Class K Shares	14.66%	1.99%	1.15%
S&P 500 Index	15.06%	2.29%	1.41%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (”FMG LLC” or the “Manager”).

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	March 1994

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	33

EQ/Equity Growth PLUS Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity Growth PLUS Portfolio	Class K Shares
Management Fee	0.50%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.77%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

Although it may favor companies in those industries that appear to offer higher potential for long-term growth, the Adviser to the Active Allocated Portion looks for “stable” growth and “opportunistic” growth stocks by utilizing a bottom-up stock selection process that uncovers securities that are believed to generate excess returns. The Adviser to the Active Allocated Portion’s bottom-up fundamental research process is applied to a growth stock universe of 500-600 securities which is comprised of securities in the Russell 1000® Growth Index (“Russell 1000 Growth”) universe with market capitalizations above $2 billion. The Adviser to the Active Allocated Portion may, when consistent with the Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Growth with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing

34	About the investment portfolios	EQ Advisors Trust

investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

EQ Advisors Trust	About the investment portfolios	35

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception September 1, 2001
EQ/Equity Growth PLUS Portfolio – Class K Shares	15.53%	2.06%	6.53%
Russell 1000 Growth Index	16.71%	3.75%	2.89%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: BlackRock Capital Management, Inc. (“BlackRock Capital”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jeffrey R. Lindsey, CFA	Managing Director and Portfolio Manager of BlackRock, Inc. an affiliate of BlackRock Capital	September 2009
Edward Dowd	Managing Director and Portfolio Manager of BlackRock, Inc. an affiliate of BlackRock Capital	September 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The Members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

36	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	37

EQ/Franklin Core Balanced Portfolio – Class K Shares

Investment Objective: Seeks to maximize income while maintaining prospects for capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Core Balanced Portfolio	Class K Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	0.84%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$86	$268	$466	$1,037

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. Debt securities include bonds, notes and debentures. Equity securities include common stocks, preferred stocks and convertible securities. The Active Allocated Portion may shift its investments from one asset class to another based on the Adviser’s analysis of the best opportunity for the Portfolio in a given market.

The Active Allocated Portion seeks income by selecting investments such as corporate, foreign and U.S. treasury bonds, as well as stocks with attractive dividend yields. In searching for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, health care, and telecommunications.

The Active Allocated Portion may invest up to 100% of its total assets in debt securities that are rated below investment grade, but it is not expected that the Active Allocated Portion will invest more than 50% of its total assets in these securities. Securities below investment grade include those securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, securities deemed by the Adviser to be of comparable quality. Such securities are often referred to as “junk bonds.”

The Active Allocated Portion also may invest in investment grade fixed income securities, asset- and mortgage-backed securities and, to a limited extent, loan participations and U.S. Government securities. The Active Allocated Portion also may invest up to 25% of its assets in foreign securities, including emerging markets securities.

In choosing investments, the Adviser to the Active Allocated Portion searches for undervalued or out-of-favor securities it believes offer current opportunities for income and significant growth in the future. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer attractive investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, one of which seeks to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”) with minimal tracking error, and a second component which seeks to invest in securities comprising the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”). Each such strategy is commonly referred to as an indexing strategy. Generally, the S&P 500 portion of the Index Allocated Portion uses a full replication technique, and the Intermediate Government/Credit Index portion of the Index Allocated Portion utilizes a sampling approach. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

38	About the investment portfolios	EQ Advisors Trust

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The portfolio also may use financial instruments such as futures and options to manage duration.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

EQ Advisors Trust	About the investment portfolios	39

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds and Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mortgage-Backed and Asset-Backed Class Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective February 15, 2011, the Portfolio changed its secondary benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed this benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

40	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/Franklin Core Balanced Portfolio – Class K Shares	11.55%	1.62%
S&P 500 Index	15.06%	1.03%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.93%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.26%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Franklin Advisers, Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Charles B. Johnson	Chairman and Director of Franklin Resources, Inc.	August 2006
Edward D. Perks	Senior Vice President of Franklin Global Advisers	August 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The Index Allocated Portion of the Portfolio tracking the S&P 500 Index is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio tracking the Barclays Intermediate U.S. Government Credit Index are:

Name	Title	Date Began Managing the Portfolio
Lee Sterne	Portfolio Manager of BlackRock	June 2010
Scott Radell	Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	41

EQ/GAMCO Mergers and Acquisitions Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Mergers and Acquisitions Portfolio	Class K Shares
Management Fee	0.90%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.05%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$107	$334	$579	$1,283

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 326% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of companies that the Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Portfolio may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate re-organizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Portfolio the possibility of generous returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Portfolio may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Portfolio may invest in companies of any size and from time to time may invest in companies with small, mid and large market capitalizations. The Portfolio generally invests in securities of U.S. companies, but also may invest up to 20% of its assets in foreign securities, including those in emerging markets.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks and warrants. It is expected that the Portfolio will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Portfolio may have a portfolio turnover rate of 150% or more.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Portfolio’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the

42	About the investment portfolios	EQ Advisors Trust

transaction, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Portfolio, thereby increasing its brokerage and other transaction expenses. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

EQ Advisors Trust	About the investment portfolios	43

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (June 8, 2007), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception (May 1, 2003)
EQ/GAMCO Mergers and Acquisitions Portfolio – Class K Shares	9.83%	5.21%	6.08%
S&P 500 Index	15.06%	2.29%	6.32%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (”FMG LLC” or the “Manager”).

Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	May 2003

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

44	About the investment portfolios	EQ Advisors Trust

EQ/GAMCO Small Company Value Portfolio – Class K Shares

Investment Objective: Seeks to maximize capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Small Company Value Portfolio	Class K Shares
Management Fee	0.74%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.86%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$88	$274	$477	$1,061

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as preferred stocks and warrants. This Portfolio also may invest in foreign securities.

The Adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the Adviser utilizes a process of fundamental analysis that involves re-searching and evaluating individual companies for potential investment by the Portfolio. The Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. This approach will often lead the Portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Adviser may sell a security for a variety of rea-sons, such as because it becomes overvalued or shows deteriorating fundamentals.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

EQ Advisors Trust	About the investment portfolios	45

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (July 13, 2007), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/GAMCO Small Company Value Portfolio – Class K Shares	32.94%	11.25%	10.93%
Russell 2000 Value Index	24.50%	3.52%	8.42%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of the Value Portfolios of GAMCO	June 1996

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

46	About the investment portfolios	EQ Advisors Trust

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	47

EQ/Global Multi-Sector Equity Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Multi-Sector Equity Portfolio	Class K Shares
Management Fee	0.72%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.92%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, depositary receipts, and other equity securities, and financial instruments that derive their value from such securities. The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests in equity securities of foreign companies, including emerging market equity securities. The Portfolio also may invest in equity securities of issuers located in North America and other developed countries.

For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•	its principal securities trading market is in an emerging market country;

•	alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

•	it is organized under the laws of, or has a principal office in, an emerging market country.

The Adviser to the Active Allocated Portion’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser to the Active Allocated Portion focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder value-oriented management. The Active Allocated Portion generally invests only in emerging market countries whose currencies are freely convertible into United States dollars. The Active Allocated Portion may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Index Allocated Portion of the Portfolio is comprised of three strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”), the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), and the “MSCI EM”, respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner:

48	About the investment portfolios	EQ Advisors Trust

30-50% in each of the S&P 500 and MSCI EAFE and 10-30% in the MSCI EM. Each such strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a

EQ Advisors Trust	About the investment portfolios	49

representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Global Multi-Sector Equity Portfolio – Class K Shares	11.60%	7.03%	12.45%
MSCI All Country World Index	12.67%	3.44%	3.20%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

50	About the investment portfolios	EQ Advisors Trust

Adviser: Morgan Stanley Investment Management Inc. (“MSIM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Ruchir Sharma	Managing Director of MSIM	August 2001
James Cheng	Managing Director of MSIM	November 2006
Paul Psaila	Managing Director of MSIM	August 1997
Eric Carlson	Managing Director of MSIM	October 2006
Scott Piper	Executive Director of MSIM	May 2002
Ana Cristina Piedrahita	Executive Director of MSIM	October 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	51

EQ/International Core PLUS Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Core PLUS Portfolio	Class K Shares
Management Fee	0.60%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Adviser to the Active Allocated Portion considers foreign companies to include those companies that are organized or headquartered outside of the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Active Allocated Portion may invest in companies of any size and generally diversifies its investments among a number of different foreign markets. The Active Allocated Portion also may invest in U.S. securities.

In choosing investments for the Active Allocated Portion, the Adviser utilizes a top-down sector-oriented approach. The Adviser seeks to invest in those companies whose earnings are growing at an above average rate that have strong business models and will benefit from long-term secular trends. The Adviser utilizes a bottom-up stock selection process rooted in fundamental research and looks for companies with superior business models. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having

52	About the investment portfolios	EQ Advisors Trust

to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will

EQ Advisors Trust	About the investment portfolios	53

reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Core PLUS Portfolio – Class K Shares	9.52%	2.56%	3.11%
MSCI EAFE Index	7.75%	2.46%	3.50%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

54	About the investment portfolios	EQ Advisors Trust

Adviser: Wentworth Hauser and Violich, Inc. (“Wentworth”) and Hirayama Investments, LLC (“Hirayama”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Richard K. Hirayama	Senior Vice President and Managing Director of Wentworth, Managing Member of Hirayama	May 2007

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios Trust, a separate registered investment company managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	55

EQ/International Equity Index Portfolio – Class K Shares

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Equity Index Portfolio	Class K Shares
Management Fee*	0.40%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses*	0.51%
*	Restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$52	$164	$285	$640

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE 100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”). The Portfolio intends to allocate its assets approximately 25% to securities in the FTSE 100, 25% to securities in the TOPIX, 40% to securities in the EuroSTOXX 50, and 10% to securities in the S&P/ASX 200 plus or minus 3%. The FTSE 100 Index is a market capitalization-weighted index representing the performance of the 100 largest UK-domiciled blue chip companies. The TOPIX Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The DJ EuroSTOXX 50 Index index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. The S&P/ASX 200 Index represents the 200 largest and most liquid publicly listed companies in Australia.

The Portfolio’s investments will be selected by a stratified sampling construction process in which the Adviser selects a subset of the companies represented in each index based on the Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields. This strategy is commonly referred to as an indexing strategy.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security

56	About the investment portfolios	EQ Advisors Trust

values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Equity Index Portfolio – Class K Shares	5.46%	–1.63%	1.73%
MSCI EAFE Index	7.75%	2.46%	3.50%
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	4.11%	2.15%	3.85%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

EQ Advisors Trust	About the investment portfolios	57

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

58	About the investment portfolios	EQ Advisors Trust

EQ/International Value PLUS Portfolio – Class K Shares

Investment Objective: Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Value PLUS Portfolio	Class K Shares
Management Fee*	0.60%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses*	0.17%
Total Annual Portfolio Operating Expenses*	0.77%
*	Restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$79	$246	$428	$954

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for income accompanied by growth of capital. The Active Allocated Portion seeks to invest in securities of foreign companies including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase.

In choosing investments for the Active Allocated Portion, the Adviser utilizes a bottom up investment approach to analyze investment opportunities and in conjunction with a top down investment theme to look for what it believes to be truly undervalued companies.

As part of its investment process the Adviser to the Active Allocated Portion considers the following factors:

•	the selection of stocks with strong and sustainable market positions;

•	undervalued assets and franchise value;

•	secular trends which drive market expansion

•	an understanding of the country, its culture and stock market environment; and

•	on-the-ground regional research.

As part of its selection process, the Adviser to the Active Allocated Portion looks for companies that exhibit value characteristics which include low price/earnings multiples relative to other investment opportunities; an above average, long-term earnings expectation that is not reflected in the price. Under normal circumstances, the Active Allocated Portion invests in at least ten foreign markets to seek to ensure diversification.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a replication technique, although in

EQ Advisors Trust	About the investment portfolios	59

certain instances a sampling approach may be utilized. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the indexes without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends.

60	About the investment portfolios	EQ Advisors Trust

Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class K

Best quarter: (% and time period)	Worst quarter: (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Value PLUS Portfolio – Class K Shares	6.36%	2.01%	2.33%
MSCI EAFE Index	7.75%	2.46%	3.50%
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	4.11%	2.15%	3.85%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	February 2011
Alwi Chan	Vice President of FMG LLC	February 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

EQ Advisors Trust	About the investment portfolios	61

Adviser: Northern Cross, LLC (“Northern Cross”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Howard Appleby	Principal and Portfolio Manager of Northern Cross	February 2011
Jean-Francois Ducrest	Principal and Portfolio Manager of Northern Cross	February 2011
James LaTorre	Principal and Portfolio Manager of Northern Cross	February 2011
Edward E. Wendell, Jr.	Principal and Portfolio Manager of Northern Cross	February 2011

Adviser: BlackRock Investment Management LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	February 2011
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

62	About the investment portfolios	EQ Advisors Trust

EQ/JPMorgan Value Opportunities Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Value Opportunities Portfolio	Class K Shares
Management Fee	0.60%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Portfolio may invest up to 20% of its net assets in foreign securities.

The Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. The Adviser seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments,

EQ Advisors Trust	About the investment portfolios	63

central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: A Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/JP Morgan Value Opportunities Portfolio –Class K Shares	12.57%	1.51%	1.83%
Russell 1000 Value Index	15.51%	1.28%	3.26%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: J.P. Morgan Investment Management, Inc. (“JP Morgan”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Gutmann	Vice President and Portfolio Manager of JP Morgan	December 2004
Kelly B. Miller CFA	Vice President and Portfolio Manager of JP Morgan	May 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

64	About the investment portfolios	EQ Advisors Trust

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	65

EQ/Large Cap Core PLUS Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Core PLUS Portfolio	Class K Shares
Management Fee	0.50%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.74%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). Large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (“S&P 500”) (market capitalization range of approximately $1.3 billion - $368.7 billion as of December 31, 2010), S&P 100 Index (market capitalization range of approximately $7.8 billion - $368.7 billion as of December 31, 2010), Russell 1000 Index (market capitalization range of approximately $231.9 million - $368.7 billion as of December 31, 2010), Morningstar Large Core Index (market capitalization range of approximately $2.4 billion - $194.9 billion), NYSE 100 Index (market capitalization $22.4 billion - $368.7 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may invest up to 20% of its total assets in securities of foreign issuers, including those in developing markets. The Active Allocated Portion may also engage in active and frequent trading to achieve the Portfolio’s investment objective.

In choosing investments for the Active Allocated Portion, the Adviser seeks to find underpriced large-capitalization securities that have a clear catalyst for significant price appreciation within a definable time horizon. The Adviser utilizes a concentrated strategy that focuses on 25-30 stocks. The Adviser’s investment process is based on fundamental, bottom-up research that includes quantitative screening to identify candidates based on valuation and earnings stability and qualitative analysis to identify investment catalysts through extensive research. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a

66	About the investment portfolios	EQ Advisors Trust

portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

EQ Advisors Trust	About the investment portfolios	67

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Core PLUS Portfolio – Class K Shares	14.56%	1.48%	0.50%
S&P 500 Index	15.06%	2.29%	1.41%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

68	About the investment portfolios	EQ Advisors Trust

Adviser: Institutional Capital LLC (“ICAP”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer of ICAP	May 2007
Thomas R. Wenzel	Senior Executive Vice President and Director of Research of ICAP	May 2008

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	69

EQ/Large Cap Growth Index Portfolio – Class K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Growth Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth Index Portfolio	Class K Shares
Management Fee	0.35%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.49%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$50	$157	$274	$616

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index (“Russell 1000 Growth”). This Portfolio’s investments in equity securities in the Russell 1000 Growth may include financial instruments that derive their value from such securities. The 1000 Russell Growth measures the performance of the large-cap growth segment of the U.S. equity universe. As of December 31, 2010, the market capitalization of companies in the Russell 1000 Growth ranged from $307.6 million to $368.7 billion.

The Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the 1000 Growth Index in the exact weight each security represents in the Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index.

70	About the investment portfolios	EQ Advisors Trust

Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: The Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Growth Index Portfolio – Class K Shares	16.74%	3.01%	–0.58%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

EQ Advisors Trust	About the investment portfolios	71

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

72	About the investment portfolios	EQ Advisors Trust

EQ/Large Cap Growth PLUS Portfolio – Class K Shares

Investment Objective: Seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth PLUS Portfolio	Class K Shares
Management Fee	0.50%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $1.3 billion - $368.7 billion as of December 31, 2010), Russell 1000 Index (market capitalization range of approximately $231.9 million - $368.7 billion as of December 31, 2010), S&P 100 Index (market capitalization range of approximately $7.8 billion - $368.7 billion as of December 31, 2010) Morningstar Large Core Index (market capitalization range of approximately $2.4 billion - $194.9 billion), NYSE 100 Index (market capitalization $22.4 billion - $368.7 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may also invest up to 25% of its total assets in securities of foreign issuers (which may include up to 15% of its total assets in emerging market countries at the time of purchase), which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency. The Active Allocated Portion also may engage in active and frequent trading to achieve the Portfolio’s investment objective.

In choosing investments, the Adviser utilizes a “focus” style, which concentrates the Active Allocated Portion’s investments in a core position of 20-30 companies selected for their growth potential. The Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, demographics, the regulatory environment and the global competitive landscape. Through this “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed. The Adviser then looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. This is called “bottom-up” stock selection. The Adviser may sell, or reduce the holdings in, a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

EQ Advisors Trust	About the investment portfolios	73

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Growth with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any

74	About the investment portfolios	EQ Advisors Trust

potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Growth PLUS Portfolio – Class K Shares	14.40%	3.75%	–1.75%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

EQ Advisors Trust	About the investment portfolios	75

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2007
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Marsico Capital Management, LLC (“Marsico”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer of Marsico	May 2007
A. Douglas Rao	Portfolio Manager	May 2010
Coralie Witter, CFA	Portfolio Manager	May 2011

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Large Cap Value Index Portfolio – Class K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Index Portfolio	Class K Shares
Management Fee	0.35%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.22%
Total Annual Portfolio Operating Expenses	0.57%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$58	$183	$318	$714

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio’s investments in equity securities in the Russell 1000 Value Index may include financial instruments that derive their value from such securities. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. As of December 31, 2010, the market capitalization of companies in the Russell 1000 Value Index ranged from $231.9 million to $368.7 billion. The Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Value Index in the approximate weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will

EQ Advisors Trust	About the investment portfolios	77

reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception (October 3, 2005)
EQ/Large Cap Value Index Portfolio – Class K Shares	14.99%	–9.64%	–8.40%
Russell 1000 Value Index	15.51%	1.28%	1.48%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lynn Blake	Senior Managing Director of SSgA FM	December 2008
John Tucker	Managing Director of SSgA FM	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	79

EQ/Large Cap Value PLUS Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value PLUS Portfolio	Class K Shares
Management Fee	0.47%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	0.66%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$67	$211	$368	$822

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $1.3 billion - $368.7 billion as of December 31, 2010), Russell 1000 Index (market capitalization range of approximately $231.9 million - $368.7 billion as of December 31, 2010), S&P 100 Index (market capitalization range of approximately $7.8 billion - $368.7 billion as of December 31, 2010) Morningstar Large Core Index (market capitalization range of approximately $2.4 billion - $194.9 billion), NYSE 100 Index (market capitalization $22.4 billion - $368.7 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio primarily invests in equity securities. The Active Allocated Portion of the Portfolio generally invests in large-cap companies, which are defined for purposes of this portion as companies with market capitalizations of $1 billion or more. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

In managing the Active Allocated Portion, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have: (1) low price to earnings ratio; (2) high yield,; (3) unrecognized assets; (4) the possibility of manager change; and (5) the prospect of improved profitability. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such

EQ Advisors Trust	About the investment portfolios	81

as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (May 18, 2001), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Value PLUS Portfolio – Class K Shares	12.89%	–2.00%	2.29%
Russell 1000 Value Index	15.51%	1.28%	3.26%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	December 2008
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Joseph Gerard Paul	Senior Vice President/ Chief Investment Officer – North AmericanValue Equities at AllianceBernstein	October 2009
David Yuen	Senior Vice President/ Co-CIO – Director of Research Value Equities at AllianceBernstein	May 2009
Gregory Powell	Senior Vice President/Director of Research U.S. Large Cap Value at AllianceBernstein	May 2011
Christopher W. Marx	Senior Portfolio Manager at AllianceBernstein	January 2010
John D. Phillips, Jr.	Senior Portfolio Manager at AllianceBernstein	January 2010

82	About the investment portfolios	EQ Advisors Trust

Portfolio Manager: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	83

EQ/Lord Abbett Large Cap Core Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital appreciation and growth of income with reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Lord Abbett Large Cap Core Portfolio	Class K Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement+	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%
+	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$77	$250	$439	$985

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index. As of December 31, 2010, the market capitalization range of the Russell 1000 Index was $231.9 million to $368.7 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, warrants, and similar instruments.

The Portfolio may invest, without limit, in American Depositary Receipts and similar depositary receipts. The Portfolio limits its investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets.

The Adviser invests in the full spectrum of large companies, including those with value or growth characteristics. In selecting investments, the Adviser uses a bottom-up investment research approach that combines both value and growth investment styles. The Adviser attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Adviser focuses on securities that are selling at reasonable prices in relation to its assessment of their potential value and on securities that it believes have expected earnings growth potential and consistency that may not be recognized by the market at large. The Adviser will normally sell a stock when it thinks that it no longer offers significant capital appreciation potential due to an elevated valuation or has reached the Adviser’s valuation target, its fundamentals are falling short of the Adviser’s expectations or it seems less likely to benefit from the current market and economic environment.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

84	About the investment portfolios	EQ Advisors Trust

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Lord Abbett Large Cap Core Portfolio – Class K Shares	14.22%	4.51%	5.30%
Russell 1000 Index	16.10%	2.59%	4.07%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Lord, Abbett & Co. LLC (“Lord Abbett”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Daniel H. Frascarelli	Partner and Portfolio Manager of Lord Abbett	May 2006
Randy M. Reynolds	Portfolio Manager of Lord Abbett	July 2008

EQ Advisors Trust	About the investment portfolios	85

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

86	About the investment portfolios	EQ Advisors Trust

EQ/MFS International Growth Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS International Growth Portfolio	Class K Shares
Management Fee	0.85%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.99%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a relatively large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The Portfolio may invest in companies of any size.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other types of equity securities. These may include depositary receipts, preferred stocks and warrants. The Portfolio may engage in active and frequent trading in pursuing its principal investment strategies.

The Adviser uses a bottom-up approach to buy and sell investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earning quality, and other factors may also be considered. The Adviser may sell a security for a variety of reasons, such as to secure gains, to limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

EQ Advisors Trust	About the investment portfolios	87

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or their respective markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (September 26, 2008), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

88	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/MFS International Growth Portfolio – Class K Shares	15.28%	6.71%	2.28%
MSCI ACW ex U.S. Growth Index	14.45%	5.25%	4.39%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: MFS Investment Management (“MFS”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
David Antonelli	Vice Chairman and Portfolio Manager at MFS	January 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Mid Cap Index Portfolio – Class K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Index Portfolio	Class K Shares
Management Fee	0.35%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.48%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. For purposes of this Portfolio, equity securities in the S&P MidCap 400 Index may include financial instruments that derive their value from such securities.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the approximate weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

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Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Mid Cap Index Portfolio – Class K Shares	26.09%	1.16%	2.95%
S&P MidCap 400 Index	26.64%	5.73%	7.16%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lynn Blake	Senior Managing Director of SSgA FM	December 2008
John Tucker	Managing Director of SSgA FM	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

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The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Mid Cap Value PLUS Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Value PLUS Portfolio	Class K Shares
Management Fee	0.55%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.78%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$80	$249	$433	$966

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, medium market capitalization companies means those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Russell Midcap Index (market capitalization range of approximately $231.9 million - $38.7 billion as of December 31, 2010), Morningstar Mid Core Index (market capitalization range of approximately $2.0 billion - $11.9 billion as of December 31, 2010), S&P MidCap 400 Index (market capitalization range of approximately $460 million - $9.2 billion as of December 31, 2010).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may also invest up to 20% of its total assets in securities of foreign issuers, including up to 10% of those in developing markets.

In choosing investments for the Active Allocated Portion, the Adviser seeks to add value through bottom-up fundamentally driven security selection, favoring those securities that appear to be undervalued in the marketplace. A security’s value is assessed primarily on the basis of its earning power, growth potential, balance sheet and competitive positioning. The Adviser focuses on those securities with a market capitalization typically greater than $500 million but less than $10 billion and with a valuation in the bottom third of the price-to-earnings ratio distribution. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Midcap Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as

EQ Advisors Trust	About the investment portfolios	93

futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Mid Cap Value PLUS Portfolio – Class K Shares	22.45%	2.43%	5.88%
Russell Midcap Value Index	24.75%	4.08%	8.07%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2007
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

EQ Advisors Trust	About the investment portfolios	95

Adviser: Wellington Management Company, LLP (“Wellington”)

Portfolio Managers: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
James N. Mordy	Senior Vice President and Equity Portfolio Manager of Wellington	May 2007

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Montag & Caldwell Growth Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Montag & Caldwell Growth Portfolio	Class K Shares
Management Fee	0.75%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$91	$284	$493	$1,096

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large capitalization companies. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio may invest up to 20% of its total assets in foreign securities listed on a domestic or foreign securities exchange, including American Depositary Receipts or European Depositary Receipts.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth.

The Adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing. This means that the Portfolio generally invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. This approach is generally lower risk than a typical growth stock approach. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. Valuation is a key selection criterion. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

EQ Advisors Trust	About the investment portfolios	97

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (July 9, 2004), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Montag & Caldwell Growth Portfolio – Class K Shares	8.61%	4.46%	0.73%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Montag & Caldwell, LLC (“Montag & Caldwell”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Ronald E. Canakaris	Chairman and Chief Investment Officer of Montag & Caldwell	December 1998

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be

98	About the investment portfolios	EQ Advisors Trust

sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	99

EQ/Morgan Stanley Mid Cap Growth Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Morgan Stanley Mid Cap Growth Portfolio	Class K Shares
Management Fee	0.70%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.83%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$85	$265	$460	$1,025

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics) at the time of investment. The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined by reference to those companies represented in the Russell Midcap Growth Index. As of December 31, 2010, the market capitalization range of the Russell MidCap Growth Index was $307.6 million to $21.8 billion.

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are

100	About the investment portfolios	EQ Advisors Trust

subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class K Shares	32.57%	8.18%	11.49%
Russell Midcap Growth Index	26.38%	4.88%	7.49%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Morgan Stanley Investment Management, Inc. (“MSIM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dennis Lynch	Managing Director of MSIM	April 2005
David Cohen	Managing Director of MSIM	April 2005
Sam Chainani	Managing Director of MSIM	April 2005
Alexander Norton	Executive Director of MSIM	July 2005
Jason Yeung	Executive Director of MSIM	September 2007
Armistead Nash	Executive Director of MSIM	September 2008

EQ Advisors Trust	About the investment portfolios	101

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

102	About the investment portfolios	EQ Advisors Trust

EQ/Mutual Large Cap Equity Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mutual Large Cap Equity Portfolio	Class K Shares
Management Fee	0.70%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.92%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities). For this Portfolio, large-capitalization companies are companies with market capitalizations of $5 billion or more at the time of purchase. The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Adviser to the Active Allocated Portion believes are undervalued. The Active Allocated Portion invests predominantly in large-cap companies, but it may invest up to 20% of its net assets in smaller companies as well.

The Active Allocated Portion may invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets and depositary receipts. In addition, the Active Allocated Portion may invest in derivatives and may use forward foreign currency exchange contracts to hedge against currency risks when the Adviser to the Active Allocated Portion believes it would be advantageous to the Active Allocated Portion to do so.

The Active Allocated Portion invests primarily in securities that the Adviser to the Active Allocated Portion believes are trading at a discount to their intrinsic value. To a lesser extent, the Active Allocated Portion also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Adviser to the Active Allocated Portion believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Active Allocated Portion generally purchases securities for investment purposes, the Adviser to the Active Allocated Portion also may seek to influence or control management, or invest in other companies that do so, when the Adviser to the Active Allocated Portion believes the Active Allocated Portion may benefit.

When engaging in an arbitrage strategy, the Active Allocated Portion typically buys one security while at the same time selling short another security. The Active Allocated Portion generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Active Allocated Portion’s investments in distressed companies typically involve investments of up to 10% of the Portfolio’s total assets in bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations

EQ Advisors Trust	About the investment portfolios	103

in the indebtedness) of such companies (sometimes referred to as “junk bonds”). The Active Allocated Portion generally makes such investments to achieve capital appreciation, rather than to seek income.

The Adviser to the Active Allocated Portion may keep a portion, which may be significant at times, of the Active Allocated Portion’s assets in cash or invested in high-quality short-term money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Active Allocated Portion’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. The Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities. The Active Allocated Portion may attempt, from time to time, to hedge (protect) against currency risks, largely by using forward currency exchange contracts and currency futures contracts (including currency index futures contracts) when in the Adviser’s opinion it would be advantageous for the Active Allocated Portion to do so.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 Index (“S&P 500”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financial stable companies.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates

104	About the investment portfolios	EQ Advisors Trust

between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Ba by Moody’s Investors Service, Inc. (“Moody’s”)) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

EQ Advisors Trust	About the investment portfolios	105

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/Mutual Large Cap Equity Portfolio – Class K Shares	12.14%	–1.01%
S&P 500 Index	15.06%	1.03%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Franklin Mutual Advisers, LLC. (“Franklin Mutual”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Peter A. Langerman	Chairman, President and Chief Executive Officer of Franklin Mutual	September 2006
F. David Segal, CFA	Portfolio Manager of Franklin Mutual	September 2006
Deborah A. Turner, CFA	Portfolio Manager of Franklin Mutual	September 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly,

106	About the investment portfolios	EQ Advisors Trust

distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	107

EQ/Oppenheimer Global Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Oppenheimer Global Portfolio	Class K Shares
Management Fee	0.95%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.10%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 22% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including developing or emerging markets. The Portfolio expects to emphasize its investments in developed markets such as the United States, countries in Western Europe and Japan. The Portfolio may invest in companies of any size, however, it expects to invest mainly in mid- and large-cap companies. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks and warrants.

The Portfolio is not required to allocate its investments in any set percentage in any particular countries. The Portfolio expects to invest in a number of different countries and normally invests in at least three countries (one of which may be the United States). From time to time, the Portfolio may increase the relative emphasis of investments in a particular industry.

In selecting securities, the Adviser focuses primarily on foreign and U.S. companies with high growth potential. The Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development and considers factors affecting the industry of which the issuer is a part. The Adviser also considers overall and relative economic conditions in the U.S. and foreign markets, seeking broad portfolio diversification in different countries. The Adviser expects to focus on the factors below when selecting securities:

•	medium- and large-cap growth-oriented companies worldwide;

•	companies that stand to benefit from global growth trends at attractive valuations;

•	businesses with strong competitive positions and high demand for their products or services; and

•	cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the Adviser considers the effect of worldwide trends on the growth of various business sectors. The trends the Adviser expects to consider include development of new technologies, corporate restructuring, mass affluence and demographic changes.

The Adviser may periodically seek to benefit from special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. The Adviser also may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. The Portfolio may at times seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities.

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The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

EQ Advisors Trust	About the investment portfolios	109

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (August 31, 2006)
EQ/Oppenheimer Global Portfolio – Class K Shares	15.43%	2.48%
MSCI World Index	11.76%	0.68%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (”FMG LLC” or the “Manager”).

Adviser: OppenheimerFunds, Inc. (“Oppenheimer”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Rajeev Bhaman, CFA	Senior Vice President of Oppenheimer	August 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Small Company Index Portfolio – Class K Shares

Investment Objective: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Small Company Index Portfolio	Class K Shares
Management Fee	0.25%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.37%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities. As of December 31, 2010, the market capitalization range of the Russell 2000 was $24.2 million to $5.2 billion. The Adviser seeks to match the returns (before expenses) of the Russell 2000. This strategy is commonly referred to as an indexing strategy. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the

EQ Advisors Trust	About the investment portfolios	111

relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Small Company Index Portfolio – Class K Shares	26.18%	4.11%	5.96%
Russell 2000 Index	26.85%	4.47%	6.33%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (”FMG LLC” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	May 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	113

EQ/T. Rowe Price Growth Stock Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Growth Stock Portfolio	Class K Shares
Management Fee	0.78%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.91%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalization larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2010 was $5.9 billion, and is subject to change) at the time of purchase. The Adviser mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Adviser generally looks for companies with an above-average rate of earnings growth and an attractive niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, the Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants, and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

In pursuing the Portfolio’s investment objective, the Adviser has the discretion to purchase some securities, including warrants and preferred stocks, that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for substantial appreciation. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (May 16, 2007), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

EQ Advisors Trust	About the investment portfolios	115

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/T. Rowe Price Growth Stock Portfolio – Class K Shares	16.65%	–0.01%	0.33%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
P. Robert Bartolo	Vice President of T. Rowe Price	October 2007

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Templeton Global Equity Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Templeton Global Equity Portfolio	Class K Shares
Management Fee	0.70%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.92%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest in securities in any capitalization range, but may only invest to a limited extent in securities issued by small capitalization companies. The Active Allocated Portion may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities include bonds, notes and debentures. Although the Active Allocated Portion seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Active Allocated Portion may have significant positions in particular countries or sectors.

When choosing equity investments for the Active Allocated Portion, the Adviser to the portion applies a bottom-up value-oriented, long-term approach. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”) and the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 40-60% in each of the S&P 500 and MSCI EAFE. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the

EQ Advisors Trust	About the investment portfolios	117

Portfolio, the Manager may limit equity exposure either by reducing investments in securities, selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index.

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Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (September 15, 2006)
EQ/Templeton Global Equity Portfolio – Class K Shares	8.31%	–1.75%
MSCI World Index	11.76%	0.74%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Templeton Investment Counsel, LLC (“Templeton”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Cindy Sweeting, CFA	President and Director of Portfolio Management of Templeton	February 2008

EQ Advisors Trust	About the investment portfolios	119

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/UBS Growth and Income Portfolio – Class K Shares

Investment Objective: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/UBS Growth and Income Portfolio	Class K Shares
Management Fee	0.75%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.90%
Fee Waiver and/or Expense Reimbursement+	–0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%
+	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$82	$277	$489	$1,099

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. In seeking income, the Portfolio invests in stocks of dividend-paying companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Adviser believes provide opportunities for capital growth.

The Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/UBS Growth and Income Portfolio – Class K Shares	13.04%	0.72%	0.63%
Russell 1000 Index	16.10%	2.59%	1.83%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: UBS Global Asset Management (America’s) Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas M. Cole	Managing Director and Head of U.S. Equities	April 2005
John C. Leonard	Managing Director and Global Head of Equities	April 1998
Thomas J. Digenan	Managing Director and North American Equity Strategist	April 2005

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

122	About the investment portfolios	EQ Advisors Trust

EQ/Van Kampen Comstock Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Van Kampen Comstock Portfolio	Class K Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.80%
Fee Waiver and/or Expense Reimbursement+	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%
+	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$77	$250	$439	$985

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range. The Portfolio may invest in other types of equity securities.

The Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Adviser to possess the potential for capital growth and income. The Adviser typically sells portfolio securities when its assessments of capital growth and income potential of such securities materially change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities as temporary investments. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

EQ Advisors Trust	About the investment portfolios	123

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific

124	About the investment portfolios	EQ Advisors Trust

Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Van Kampen Comstock Portfolio – Class K Shares	15.61%	1.33%	2.11%
Russell 1000 Value Index	15.51%	1.28%	2.66%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jason S. Leder	Portfolio Manager of Invesco	April 2005
Kevin C. Holt	Lead Portfolio Manager of Invesco	April 2005
Devin E. Armstrong	Portfolio Manager of Invesco	July 2007
James N. Warwick	Portfolio Manager of Invesco	July 2007
Matthew Seinsheimer	Portfolio Manager of Invesco	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (”AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	125

EQ/Wells Fargo Omega Growth Portfolio – Class K Shares

Investment Objective: Seeks to achieve long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Wells Fargo Omega Growth Portfolio	Class K Shares
Management Fee	0.65%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.78%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$80	$249	$433	$966

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 164% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in common stocks of U.S. companies across all market capitalizations. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Adviser employs a growth style of equity management. “Growth” stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser’s active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser’s investment decisions.

The Adviser generally intends to sell a portfolio investment when the value of the investment reaches or exceeds the Adviser’s targeted value, when the Adviser believes the issuer’s fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio’s investment objective.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective May 1, 2011, the Portfolio changed its benchmark from the Russell 1000 Growth Index to the Russell 3000 Growth Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Wells Fargo Omega Growth Portfolio – Class K Shares	17.56%	7.29%	3.34%
Russell 3000 Growth Index	17.64%	3.88%	0.30%
Russell 1000 Growth Index	16.71%	3.75%	0.02%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Wells Capital Management, Inc.

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Thomas J. Pence, CFA	Portfolio Manager	May 2010
Michael T. Smith, CFA	Portfolio Manager	May 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed

EQ Advisors Trust	About the investment portfolios	127

by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

128	About the investment portfolios	EQ Advisors Trust

EQ/Core Bond Index Portfolio – Class K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Bond Index Portfolio	Class K Shares
Management Fee	0.35%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 83% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Manager also may invest up to 10% of the Portfolio’s assets in exchange traded funds (“ETFs”) that invest in securities included in the Intermediate Government Credit Index.

In seeking to achieve the Portfolio’s investment objective, the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition,

EQ Advisors Trust	About the investment portfolios	129

many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 25, 2002), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective February 15, 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class K

Best quarter: (% and time period)	Worst quarter: (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Core Bond Index Portfolio – Class K Shares	6.03%	1.44%	3.50%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.53%	5.51%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio’s ETF investments are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	June 2011

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Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John Kirby	Managing Director of SSgA FM	January 2009
Michael Brunell	Vice President of SSgA FM	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	131

EQ/Global Bond PLUS Portfolio – Class K Shares

Investment Objective: Seeks to achieve capital growth and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Bond PLUS Portfolio	Class K Shares
Management Fee	0.55%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	0.74%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 148% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio invests primarily in investment grade debt securities that are rated Baa or higher by Moody’s Investor Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio normally invests in at least three countries and may invest in the securities of issuers in emerging markets.

The Active Allocated Portion generally maintains a dollar-weighted average maturity of 5 to 14 years and a duration of 3½ to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Adviser to the Active Allocated Portion makes its country selection and currency decisions for the Active Allocated Portion based on its own fundamental research and advanced analytical systems. In choosing investments, the Adviser to the Active Allocated Portion searches for the best values on securities that meet the Active Allocated Portion’s credit and maturity requirements. Bonds selected for inclusion in the Active Allocated Portion are continually monitored to assure they meet the Adviser to the Active Allocated Portion’s standards. The Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in an issuer believed to offer superior investment opportunities.

The Active Allocated Portion may invest up to 20% of its assets in foreign mortgage- and asset-based securities and/or foreign bank obligations. In addition, the Active Allocated Portion may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations. The Active Allocated Portion may invest up to 5% of its total assets in debt securities that are rated below investment grade (or, if unrated, determined by the Adviser to the Active Allocated Portion to be of comparable quality). Such securities are often referred to as “junk bonds.”

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate

132	About the investment portfolios	EQ Advisors Trust

U.S. Government/Credit Index (“Intermediate Government Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

The Adviser selects the Index Allocated Portion’s investments by a “sampling” strategy. Specifically, the Adviser invests in a representative sample of securities from each broad segment of the Intermediate Government Credit Index, such as government bonds and corporate issues that represent key index characteristics. The Index Allocated Portion also may invest in other instruments that provide comparable exposure to the index, such as futures and options contracts and other derivatives. Generally, the Index Allocated Portion attempts to have a correlation between its performance and that of the Aggregate Bond Index of approximately 0.95 before expenses.

The Portfolio may invest up to 30% of the Portfolio’s total assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of

EQ Advisors Trust	About the investment portfolios	133

investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception (October 3, 2005)
EQ/Global Bond PLUS Portfolio – Class K Shares	6.44%	5.72%	4.98%
Bank of America Merrill Lynch Global Broad Market Index	5.61%	N/A	N/A

134	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2009
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: First International Advisors, LLC (“First International”) and Wells Capital Management, Inc.

Portfolio Managers: The members of the team that are primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Anthony Norris	Managing Director of First International	May 2006
Peter Wilson	Managing Director of First International	May 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lee Sterne	Portfolio Manager of BlackRock	June 2010
Scott Radell	Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	135

EQ/Intermediate Government Bond Index Portfolio – Class K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Intermediate Government Bond Index Portfolio	Class K Shares
Management Fee	0.35%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.52%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$53	$167	$291	$653

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Manager also may invest up to 10% of the Portfolio’s assets in exchange traded funds (“ETFs”) that invest in securities included in the Intermediate Government Bond Index.

In seeking to achieve the Portfolio’s investment objective, the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Bond Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from the Government Bond Index, and the Portfolio may not track the performance of the Intermediate Government Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s

136	About the investment portfolios	EQ Advisors Trust

investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Intermediate Government Bond Index Portfolio – Class K Shares	4.55%	3.32%	3.95%
Barclays Capital Intermediate U.S. Government Bond Index	4.98%	5.41%	5.11%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio’s ETF investments are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	June 2011

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Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John Kirby	Managing Director of SSgA FM	January 2009
Michael Brunell	Vice President of SSgA FM	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Money Market Portfolio – Class K Shares

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class K Shares
Management Fee	0.33%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.46%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$47	$148	$258	$579

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities;

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are Federal Deposit Insurance Corporation (“FDIC”) members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•

commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•

corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering securities in which the Portfolio may invest.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Trust’s Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar- denominated money market instruments of foreign branches of foreign banks. Normally, the Portfolio invests at least 25% of its net assets in bank obligations.

It is not anticipated that any Portfolio affiliate will purchase any distressed assets from the Portfolio, make a capital infusion, enter into a capital support agreement or take other actions to prevent the per share value of the Portfolio from falling below $0.995.

The credit quality of the securities held by the Portfolio can change rapidly in certain market environments, and the default of a single holding

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could have the potential to cause significant NAV deterioration. The Portfolio’s NAV can be severely impacted by forced selling during periods of high redemption pressures and/or illiquid markets. In addition, the actions of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

A low-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets or impair the Portfolio’s ability to maintain a stable $1.00 NAV. AXA Equitable may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary defensive measure, AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not guaranteed, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Foreign Securities Risk: Investments in U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, imposition of taxes or other restrictions on payment of principal and interest and regulatory issues facing issuers in such foreign countries.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on        , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

140	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )
The Portfolio’s 7-day yield for the quarter ended December 31, 2010 was 0.00% and the effective yield was 0.00%.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Money Market Portfolio – Class K Shares	0.08%	2.45%	2.23%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.13%	2.43%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: The Dreyfus Corporation

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/PIMCO Ultra Short Bond Portfolio – Class K Shares

Investment Objective: Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Ultra Short Bond Portfolio	Class K Shares
Management Fee	0.47%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.62%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$63	$199	$346	$774

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 206% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio invests in a variety of fixed income investments, including securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. issuers, including corporate commercial paper; mortgage-backed and other asset-backed securities; loan participations and assignments. The Adviser will seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships represent an attractive valuation. The average portfolio duration of this Portfolio will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

The Portfolio may invest up to 100% of its total assets in derivatives. The Portfolio intends to use derivatives for a variety of purposes, including as a substitute for investing directly in securities, as a hedge against interest rate risk and to attempt to enhance returns. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may also invest up to 10% of its total assets in preferred and common stocks. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. lf a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of investors. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

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Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (March 30, 2007), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective as of May 1, 2011, the Portfolio changed its benchmark from the Bank of America 3-Month Libor Index to the Bank of America Merrill Lynch 3-Month Treasury Bill Index. The Portfolio changed its benchmark because the Manager believes that the Bank of America Merrill Lynch 3-Month Treasury Bill Index is an appropriate broad-based index against which to measure the Portfolio’s performance.

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Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Since Inception (January 24, 2002)
EQ/PIMCO Ultra Short Bond Portfolio – Class K Shares	1.10%	3.38%	3.93%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.13%	2.43%	2.16%
Bank of America 3-Month Libor Index	0.33%	3.16%	2.61%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: Pacific Investment Management Company, LLC. (“PIMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Jerome Schneider	Executive Vice President PIMCO	January 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Quality Bond PLUS Portfolio – Class K Shares

Investment Objective: Seeks to achieve high current income consistent with moderate risk to capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Quality Bond PLUS Portfolio	Class K Shares
Management Fee	0.40%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses†	0.20%
Acquired Fund Fees and Expenses††	0.43%
Total Annual Portfolio Operating Expenses†	1.03%
Fee Waiver and/or Expense Reimbursement†††	–0.43%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement†	0.60%
†	Expenses have been restated to reflect current fees.
††	Based on estimated amounts for the current fiscal year.
†††	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$61	$285	$527	$1,220

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 94% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. For this Portfolio, debt securities include direct and indirect investments in debt securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio invests primarily (either directly or indirectly through other investments) in securities, including government, corporate and agency mortgage- and asset-backed securities, that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, fixed income securities that the Adviser determines to be of comparable quality. The Portfolio also seeks to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s or S&P or Fitch). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio may invest in one or more other investment companies (“Fund of Funds Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Fund of Funds Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income. The Adviser may sell a security for a

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variety of reasons, including to invest in a company believed to offer superior investment opportunities. The Active Allocated Portion of the Portfolio may invest in USD and non-USD denominated foreign securities, including those of both developed and developing countries. Developing countries are defined as middle and low-income economies as classified by the World Bank.

The Fund of Funds Portion may invest in one or more other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) that invest their assets in debt securities and other financial instruments and securities that derive their value from debt securities (“Underlying Portfolios”). The Underlying Portfolios are fixed-income securities portfolios that either (i) seek to track a fixed-income securities benchmark index (before deduction of fees and expenses) (this strategy is also known as an indexing strategy) or (ii) invest in securities included in a fixed-income securities benchmark index and use futures and options contracts to adjust the Underlying Portfolio’s overall duration to seek to hedge the risk of investing in a portfolio of debt securities during periods when interest rates may increase. The Underlying Portfolios in which the Fund of Funds Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios held by the Fund of Funds Portion.

An Underlying Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Underlying Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Underlying Portfolio’s gain or loss.

Your investment in the Portfolio will be subject to the risks associated with the securities and instruments in which the Underlying Portfolios may invest in direct proportion to the Fund of Funds Portion’s investments in such securities and instruments through the Underlying Portfolios.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to re-

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spond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: An Underlying Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risks of Investing in Other Investment Companies: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such

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as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: An Underlying Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. Effective May 1, 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Quality Bond PLUS Portfolio – Class K Shares	6.49%	2.95%	4.08%
Barclays Capital Intermediate U.S. Government/Credit Index	5.89%	5.53%	5.51%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager: The ETF Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Senior Vice President of FMG LLC	December 2008
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2007

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly,

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distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2010 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/AllianceBernstein Small Cap Growth	0.74%	N/A
EQ/AXA Franklin Small Cap Value Core	0.70%	0.00%
EQ/BlackRock Basic Value Equity	0.58%	N/A
EQ/Boston Advisors Equity Income	0.75%	0.08%
EQ/Calvert Socially Responsible	0.65%	0.00%
EQ/Capital Guardian Growth	0.65%	0.08%
EQ/Capital Guardian Research	0.64%	0.05%
EQ/Common Stock Index	0.35%	N/A
EQ/Core Bond Index	0.35%	N/A
EQ/Davis New York Venture	0.85%	N/A
EQ/Equity 500 Index	0.25%	N/A
EQ/Equity Growth PLUS	0.50%	0.00%
EQ/Franklin Core Balanced	0.65%	0.00%
EQ/GAMCO Mergers and Acquisitions	0.90%	N/A
EQ/GAMCO Small Company Value	0.74%	N/A
EQ/Global Bond PLUS	0.55%	N/A
EQ/Global Multi-Sector Equity	0.72%	N/A
EQ/Intermediate Government Bond Index	0.35%	N/A
EQ/International Core PLUS	0.60%	0.00%
EQ/International Equity Index†	0.71%	0.00%
EQ/International Value PLUS†	0.83%	0.00%
EQ/JPMorgan Value Opportunities	0.60%	0.00%
EQ/Large Cap Core PLUS	0.50%	0.00%
EQ/Large Cap Growth Index	0.35%	N/A
EQ/Large Cap Growth PLUS	0.50%	0.00%
EQ/Large Cap Value Index	0.35%	N/A
EQ/Large Cap Value PLUS	0.47%	0.00%
EQ/Lord Abbett Growth and Income	0.65%	0.05%
EQ/Lord Abbett Large Cap Core	0.65%	0.05%
EQ/MFS International Growth	0.85%	N/A
EQ/Mid Cap Index	0.35%	N/A
EQ/Mid Cap Value PLUS	0.55%	0.00%
EQ/Money Market	0.33%	N/A
EQ/Montag & Caldwell Growth	0.75%	0.00%
EQ/Morgan Stanley Mid Cap Growth	0.70%	0.00%
EQ/Mutual Large Cap Equity	0.70%	0.00%
EQ/Oppenheimer Global	0.95%	0.00%
EQ/PIMCO Ultra Short Bond	0.47%	0.00%
EQ/Quality Bond PLUS	0.40%	0.01%
EQ/Small Company Index	0.25%	N/A

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/T. Rowe Price Growth Stock	0.78%	0.00%
EQ/Templeton Global Equity	0.70%	0.00%
EQ/UBS Growth and Income	0.75%	0.10%
EQ/Van Kampen Comstock	0.65%	0.05%
EQ/Wells Fargo Omega Growth	0.65%	0.00%
†	The Manager agreed to reduce the contractual management fees for the Portfolio.

The following tables show the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the tables.

Portfolio	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/International Value PLUS†	0.600%	0.550%	0.525%	0.500%	0.475%
†	Effective February 1, 2011.

Management Fee
EQ/International Equity Index††	0.40%
††	Effective December 15, 2010.

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio has not operated for a full fiscal year. The contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio is:

Portfolios	First $1 billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio, except the PLUS Portfolios and certain other excluded Portfolios, pays FMG LLC an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total

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Trust average daily net assets (exclusive of certain Portfolios noted below), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded Portfolios are: All Asset Allocation Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Portfolios, the AXA Tactical Manager Portfolios, the EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Multi-Sector Equity Portfolio, EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/International Value PLUS, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Global Bond PLUS Portfolio, and EQ/Quality Bond PLUS Portfolio (the “PLUS Portfolios”). Each of the EQ/Franklin Core Balanced, the EQ/Mutual Large Cap Equity, the EQ/AXA Franklin Small Cap Value Core, the EQ/Templeton Global Equity, the EQ/Global Multi-Sector Equity and PLUS Portfolios pays FMG LLC an annual fee of $32,500, plus its proportionate share of an asset-based administration fee for these Portfolios, which is equal to an annual rate of 0.15% of the first $20 billion of the Portfolios’ aggregate average daily net assets, 0.125% of the next $5 billion of the Portfolios’ aggregate average daily net assets, and 0.10% on the Portfolios’ aggregate average daily net assets thereafter, and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style). Each of the All Asset Allocation, the EQ/Franklin Templeton Allocation and the Strategic Allocation Portfolios pays FMG LLC an annual fee of 0.15% of the Portfolio’s average daily net assets, plus $32,500. Each AXA Tactical Manager Portfolio and EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for these Portfolios which is equal to an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the AXA Tactical Manager Portfolios, 0.125% on the next $5 billion of the aggregate average daily net assets of the AXA Tactical Manager Portfolios; and 0.100% on the aggregate average daily net assets thereafter, plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (as described above).

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual and Annual Reports to Shareholders for the fiscal year ended December 31, 2010.

Expense Limitation Agreement

In the interest of limiting through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed the following respective expense ratios:

Expense Limitation Provisions

Total Expenses Limited to (% of daily net assets)
Portfolios	Class K Shares
EQ/AllianceBernstein Dynamic Wealth Strategies	0.95%
EQ/AXA Franklin Small Cap Value Core	1.05%
EQ/Boston Advisors Equity Income	0.80%
EQ/Calvert Socially Responsible	0.90%
EQ/Capital Guardian Growth	0.70%
EQ/Capital Guardian Research	0.72%
EQ/Equity Growth PLUS	0.75%
EQ/Franklin Core Balanced	1.05%
EQ/International Core PLUS	0.85%
EQ/International Value PLUS	0.85%
EQ/JPMorgan Value Opportunities	0.75%
EQ/Large Cap Core PLUS	0.75%
EQ/Large Cap Growth PLUS	0.75%
EQ/Large Cap Value PLUS	0.75%
EQ/Lord Abbett Growth and Income	0.75%
EQ/Lord Abbett Large Cap Core	0.75%
EQ/Mid Cap Value PLUS	0.80%
EQ/Montag & Caldwell Growth	0.95%
EQ/Morgan Stanley Mid Cap Growth	0.85%
EQ/Mutual Large Cap Equity	1.05%
EQ/Oppenheimer Global	1.10%
EQ/PIMCO Ultra Short Bond	0.70%
EQ/Quality Bond PLUS*	0.60%
EQ/T.Rowe Price Growth Stock	0.95%
EQ/Templeton Global Equity	1.10%
EQ/UBS Growth and Income	0.80%
EQ/Van Kampen Comstock	0.75%
EQ/Wells Fargo Omega Growth	0.90%
*	Pursuant to the Expense Limitation Agreement, this Portfolio’s total annual operating expenses include the fees and expenses of other investment companies in which the Portfolio invests.

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense

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ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Additional Expense Provisions

Certain Portfolios pay brokerage commissions, a portion of which may be used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolios listed below would be:

Total Annual Portfolio Operating Expenses
Portfolios	Class K
EQ/BlackRock Basic Value Equity	0.69%
EQ/Capital Guardian Growth	0.69%
EQ/GAMCO Mergers and Acquisitions	1.03%
EQ/GAMCO Small Company Value	0.85%
EQ/Large Cap Value Index	0.56%
EQ/Lord Abbett Growth and Income	0.74%
EQ/Lord Abbett Large Cap Core	0.74%
EQ/Mid Cap Index	0.47%
EQ/Mid Cap Value PLUS	0.77%
EQ/Montag & Caldwell Growth	0.86%
EQ/Morgan Stanley Mid Cap Growth	0.81%
EQ/UBS Growth and Income	0.78%
EQ/Van Kampen Comstock	0.74%
EQ/Wells Fargo Omega Growth	0.71%

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3. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote.

80% Policies

Each of the following Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name (or former name in the case of certain of the Portfolios that have undergone a name change), as described in the section of the Prospectus entitled “About the Investment Portfolios”: EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Value PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Core Bond Index Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Intermediate Government Bond Index Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, and EQ/Van Kampen Comstock Portfolio. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

As discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Advisers of these Portfolios in pursuing these objectives.

EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio and EQ/Templeton Global Equity Portfolio (together, the “PACTIVE Portfolios”), each of the PLUS Portfolios (except EQ/Quality Bond PLUS Portfolio), EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, EQ/Core Bond Index, and EQ/Intermediate Government Bond Index Portfolio.

The Adviser to a Portfolio or portion thereof that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio or portion. Rather, the Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio or portion thereof based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this Prospectus, the Manager allocates the assets of certain Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies. The following provides additional information regarding the allocation of those Portfolios’ assets among their distinct portions.

PACTIVE Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by FMG LLC to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual allocations among the distinct portions of a Portfolio may deviate from the amounts shown by up to 30% of the Portfolio’s net assets. The asset allocation range for each Portfolio is as follows: 20% to 80% in the Active Allocated Portion; and 20% to 80% in the Index Allocated Portion. Each Portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Portfolio as it deems appropriate. To the extent that the Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

PLUS Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by FMG LLC to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual

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allocations among the distinct portions of a Portfolio may deviate from the amounts shown above by up to 15% of the Portfolio’s net assets. Each portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Portfolio as it deems appropriate. To the extent that a Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Active Management Strategies

Each Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the Advisers use their proprietary investment strategy, which are summarized above in the section “Investments, Risks and Performance” for each portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Below Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e. BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by an Adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Cash Management. Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in

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which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds. A Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Fixed Income Securities. Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it

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could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, except the EQ/Money Market Portfolio, which may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Junk Bonds or Lower Rated Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e. BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by a sub-adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap and Small-Cap Companies. Each Portfolio (other than the EQ/Money Market Portfolio) may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management groups. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

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Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs on securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate. REITs also may include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Securities Lending. For purposes of realizing additional income, each Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Securities of Other Investment Companies. Each Portfolio may invest in the securities of other investment companies, including (except with respect to the EQ/Money Market Portfolio) exchange-traded funds (“ETFs”), to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of that investment company.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal. In addition, each PACTIVE Portfolio and PLUS Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury

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(such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk: The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Securities Lending Risk: A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to

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the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk: The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios – The Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is consistent with its investment objective, policies and strategies.

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities). Investing in derivatives involves investment

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techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges, and in over-the-counter markets there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

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Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of

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its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Company Securities Risk. A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Style Risk: An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities

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may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Repurchase Agreements Risk: A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Other Investment Companies: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation,

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restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk: These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Information Regarding the Underlying Portfolios

The table below lists the Underlying Portfolios in which the EQ/Quality Bond PLUS Portfolio currently may invest. Each of the Underlying Portfolios is advised by FMG LLC and sub-advised by an affiliate of FMG LLC. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with the EQ/Quality Bond PLUS Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to FMG LLC, and advisory fees paid by FMG LLC to its affiliates. The EQ/Quality Bond PLUS Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which the EQ/Quality Bond PLUS Portfolio may invest may be changed from time to time without notice or shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market including U.S. Treasury and government-related, corporate credit and agency fixed-rate debt securities.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk
EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in-Kind Securities Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including U.S. government securities and other debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from debt securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks Related to Investments In Other Investment Companies

• Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks Related to Investments In Other Investment Companies

• Short Sales Risk

• Zero Coupon and Pay-In-Kind Securities Risk

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in the EQ/Quality Bond PLUS Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of the EQ/Quality Bond PLUS Portfolio instead of in the Portfolio itself. However, the Underlying Portfolios of the EQ/Quality Bond PLUS Portfolio may not be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by FMG LLC.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Bank of America Merrill Lynch Global Broad Market Index is an unmanaged index that tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, including “global” bonds.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and without coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current fixing rate) and rolled into a new instrument.

Bank of America Merrill Lynch 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

Citi World Government Bond Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. Currently, this includes all countries in the Citigroup EMU Governments Index (EGBI) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International EAFE Growth Index is an unmanaged index comprised of 22 MSCI country indices representing stocks from companies in developed markets outside of North America (i.e. Europe, Australasia and the Far East) having growth investment style characteristics.

Morgan Stanley Capital International EM (Emerging Markets) IndexSM is a free float-adjusted market capitalization index composed of companies that is designed to measure equity market performance of emerging markets. The index consists of the following 21 countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International ACW (All Country World) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets.

Morgan Stanley Capital International ACW (All Country World) Index ex. U.S. Growth is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets (excluding the U.S.) and 21 emerging markets, and has growth style characteristics.

Morgan Stanley Capital International World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

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FTSE 100 Index (“FTSE 100”): The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of December 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

TOPIX Index (“TOPIX”): The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. As of December 31, 2010, there were 1,663 companies represented in the index.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”): The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

S&P/ASX 200 Index (“S&P/ASX 200”): The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index (“Russell 3000 Growth”) is an unmanaged index of common stocks that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of approximately 1,000 of the largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

Russell 1000® Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Russell 2000® Index (“Russell 2000”) is an unmanaged index which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index (“Russell 2500”) is an unmanaged index that measures the performance of approximately 2,500 of the smallest companies in the Russell 3000, which represents approximately 20% of the total market capitalization of the Russell 3000.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Value Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index (“Russell Mid Cap”) is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 27% of the total market capitalization of the Russell 1000.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged weighted index of 400 domestic stocks chosen for market size (market capitalization range of $460.0 million to $9.2 billion), liquidity, and industry group representation. The S&P MidCap 400 Index returns reflect the reinvestment of dividends.

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4. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-three (63) Portfolios, sixty-two (62) of which have authorized Class K shares. This Prospectus describes the Class K shares of forty-four (44) Portfolios. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Portfolio. FMG LLC, is an investment adviser registered under the Investment Advisers Act of 1940, as amended and a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. With respect to the PLUS Portfolios, the Manager is responsible for, among other things, determining the asset allocation range for the Portfolios, selecting and monitoring the Advisers for the Portfolios, advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to the PACTIVE Portfolios and certain PLUS Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio. The Manager also is responsible for advising the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio (including selecting Underlying Portfolios in which the Portfolio invests). With respect to the Trust’s other Portfolios, the Manager’s management responsibilities include the selection and monitoring of Advisers for the Portfolios. In addition, the Manager may be responsible for the management of a Portfolio’s investments in ETFs.

The Manager plays an active role in monitoring each Portfolio (or portion thereof) and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ or portion thereof’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Advisers and the Portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces an Adviser to a Portfolio or adjusts the asset allocation among Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Adviser’s appointment as an adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone Adviser changes and/or changes to the investment objectives or policies of the Portfolio.

The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory

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agreements without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Advisers

Each Portfolio’s investments are selected by one or more Advisers, which act independently of one another. The following describes each Portfolio’s Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the Trust’s SAI.

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein serves as Adviser to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, the EQ/AllianceBernstein Small Cap Growth Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio, the EQ/International Equity Index Portfolio, the EQ/Large Cap Growth Index Portfolio and the EQ/Small Company Index Portfolio. AllianceBernstein also serves as Adviser to the Active Allocated Portions of the EQ/Quality Bond PLUS Portfolio and to the Active and Index Allocated Portions of the EQ/Large Cap Value PLUS Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2010, AllianceBernstein had approximately $478 billion in assets under management.

AllianceBernstein’s Dynamic Allocation Portfolio Team (“ADAPT”) is responsible for the volatility management toolset used to manage the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and for portfolio construction. ADAPT relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. In implementing the Portfolio’s index-based strategy, ADAPT is supported by AllianceBernstein’s Passive Equity Investment Team. ADAPT is led by co-Chief Investment Officers (“CIO”) Seth J. Masters and Daniel J. Loewy, who have joint and primary responsibility for the day-to-day management of the Portfolio.

Seth J. Masters, is responsible for overseeing research on dynamic asset allocation, inflation protection and risk mitigation strategies. Mr. Masters, CIO–Alliance Bernstein Blend Strategies & Defined Contribution and a Partner at AllianceBernstein, joined AllianceBernstein in 1991 and was appointed as CIO–Blend Strategies in 2002 and head of the Defined Contribution business unit in 2008. Mr. Masters has had portfolio management responsibilities for the Portfolio since December 2010.

Daniel J. Loewy, leads AllianceBernstein’s research on Dynamic Asset Allocation Strategies within the Blend Strategies team. Mr. Loewy, CIO and Director of Research–Dynamic Asset Allocation Strategies, joined AllianceBernstein in 1996 and has had portfolio management responsibilities for more than five years.

AllianceBernstein’s US Small/SMID Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts, manages and makes investment decisions for the EQ/AllianceBernstein Small Cap Growth Portfolio. The US Small/SMID Cap Growth Team relies heavily on its fundamental analysis and research. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The five members of the US Small/SMID Cap Growth Team with the most significant responsibility for the day-to-day management of the Portfolio are: Bruce Aronow, Samantha Lau, Kumar Kirpalani, Wen-Tse Tseng and Joshua Lisser.

Bruce Aronow is Senior Vice President, Portfolio Manager/Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau is Senior Vice President, Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth technology sector. Ms. Lau joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Kumar Kirpalani is Senior Vice President, Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth industrial, financial and energy sector. Mr. Kirpalani joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Wen-Tse Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Teng was the healthcare sector portfolio manager at William D. Witter since August 2003.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the EQ/International Equity Index Portfolio, the EQ/Small Company Index

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Portfolio, the EQ/Large Cap Growth Index Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio and the Index Allocated Portion of the EQ/Large Cap Value PLUS Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools. Judith DeVivo is primarily responsible for day-to-day management of these Portfolios.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

The North American Value Investment Policy Group, comprised of senior North American Value Investment Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Active Allocated Portion of the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio are: Joseph Gerard Paul, David Yuen, Gregory Powell, Chris Marx and John D. Phillips.

Joseph Gerard Paul, Senior Vice President/CIO North American Value Equities since 2009. He also serves as the Global Head of Diversified Value Services of AllianceBernstein. Mr. Paul has been with AllianceBernstein and Sanford C. Bernstein & Co., a predecessor company, since 1987. For more than five years prior thereto he served as CIO of Advanced Value Fund and Small and Mid-Cap Value Fund.

David Yuen, Senior Vice President/C0-CIO. Mr. Yuen has served as Director of Research Value Equities since 2008. Prior to that time he was Director of Research-Emerging Markets Value, since August 2002. Mr. Yuen joined AllianceBernstein in 1998 as a research analyst.

Gregory Powell, Senior Vice President/Director of Research U.S. Large Cap Value Equities since 2010. Prior thereto Mr. Powell served as Director of Research of Equity Hedge Fund Strategies and Head of Fundamental Value Research. Mr. Powell joined AllianceBernstein in 1997 and has had portfolio management responsibility for more than five years.

Christopher W. Marx, Senior Portfolio Manager. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. Mr. Marx has had portfolio management responsibility for more than five years.

John D. Phillips, Jr., Senior Portfolio Manager for Bernstein Global Value Equities. Mr. Phillips joined AllianceBernstein in 1994 as a member of the US Value Investment Policy Group. Mr. Marx has had portfolio management responsibility for more than five years.

The U.S: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S.: Core Fixed Income accounts.

Greg Wilensky, Senior Vice President and Portfolio Manager—US Core and Absolute Return Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. Mr. Wilensky is a member of the US Core and Absolute Return Team and also manages US Inflation Linked Securities Portfolios. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

BlackRock Capital Management, Inc. (“BlackRock Capital”), P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock Capital is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2010, BlackRock Capital and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets.

The management of and investment decisions for the Active Allocated Portion of the EQ/Equity Growth PLUS Portfolio will be joint and primary responsibility of Jeffrey R. Lindsey, CFA, and Edward Dowd.

Jeffrey R. Lindsey, CFA, is Managing Director and Portfolio Manager of BlackRock Capital’s Large Growth Equity team since January 2005. Prior thereto, he was Chief Investment Officer-Growth of State Street Research & Management, overseeing all growth and core products.

Edward Dowd, is Managing Director and Portfolio Manager of BlackRock Capital’s Large Cap Growth Equity team since January 2005. Prior thereto, he was Vice President and Portfolio Manager at State Street Research & Management.

BlackRock Investment Management, LLC (“BlackRock Investment”), P.O. Box 9011, Princeton, New Jersey 08543-9011, manages the EQ/BlackRock Basic Value Equity Portfolio. BlackRock Investment also serves as Adviser to the Index Allocated Portion of the each of EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap

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Value Core Portfolio, the EQ/Global Multi-Sector Equity Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Bond PLUS Portfolio, the EQ/International Core PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio and the EQ/Equity Growth PLUS Portfolio. BlackRock Investment is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2010, BlackRock and its affiliates had approximately $3.56 trillion in investment company and other portfolio assets under management.

The Index Allocated Portion of each of the EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio the EQ/Mutual Large Cap Equity Portfolio and the EQ/Templeton Global Equity Portfolio is managed by Edward Corallo, Christopher Bliss, Creighton Jue and Jennifer Hsui.

Edward Corallo is a Managing Director of BlackRock, Inc. since 2009. He was a principal of Barclay’s Global Investors from 1998 to 2009. Mr. Corallo has more than five years of portfolio management responsibility.

Christopher Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at Barclays Global Investors (“BGI”) heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five years portfolio management responsibility.

Jennifer Hsui, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. She has been with the firm as a portfolio manager since 2009. From 2006 to 2009 she served at BGI leading a team responsible for the domestic institutional equity index funds. Prior to 2006 she served as a research analyst at RBC Capital Markets.

Creighton Jue, CFA, a Managing director and portfolio manager in BlackRock’s Institutional Index Equity Portfolio Management Group. He focuses on international index and index plus strategies. Mr. Jui has been with the firm since 2009. Prior thereto he served at BGI from 2000 where he was responsible for developed international market index funds.

The Index Allocated Portion of the EQ/Franklin Core Balanced Portfolio tracking the Intermediate Government Credit Index is managed by Lee Sterne, Scott Radell and Karen Uyehara. Messrs. Sterne and Radell and Ms. Uyehara also have joint and primary responsibility for managing the Index Allocated Portion of the EQ/Global Bond PLUS Portfolio.

Lee Sterne has been employed by BlackRock Investment Management LLC and BlackRock Financial Advisers (formerly, Barclays Global Fund Advisors) and its predecessors as a senior portfolio manager since 2004.

Scott Radell has been employed as a portfolio manager with BlackRock Investment Management LLC and BlackRock Financial Advisers (formerly, Barclays Global Fund Advisors) and its predecessors since 2009. Mr. Radell served as a portfolio manager at Barclays Global Fund Advisors and its affiliates since 2004.

Karen Uyehara, Director and Portfolio Manager, is a member of BlackRock’s Model-Based Fixed Income Portfolio Management Group. She is responsible for managing BlackRock’s US-based fixed income index funds. She has been with the firm as a portfolio manager since 2010. From 2002 to 2010 she served as a portfolio manager at Western Asset Management Company.

Kevin Rendino, Kurt Schansinger and Carrie King are the co-portfolio managers of the EQ/BlackRock Basic Value Equity Portfolio, and are jointly and primarily responsible for the day-to-day management of the Portfolio. Each is responsible for the selecting the Portfolio’s investments.

Kevin Rendino has been a Managing Director of and Portfolio Manager with BlackRock since 2006. He was a Managing Director of MLIM from 1997 to 2006.

Carrie King has been a Director of BlackRock since 2006. She was a Vice President of MLIM from 1993 to 2006. Ms. King has less than 5 years of portfolio management responsibility. She has been a research analyst for 23 years.

Boston Advisors, LLC (“Boston Advisors”), One Federal Street, 26th Floor, Boston, Massachusetts 02110, is the Adviser to the EQ/Boston Advisors Equity Income Portfolio. Boston Advisors and its predecessor company have been providing investment management since 1982. Total assets under management for Boston Advisors as of December 31, 2010 were $1.7 billion.

The Institutional Portfolio Management team of Boston Advisors manages and makes investment decisions for the EQ/Boston Advisors Equity Income Portfolio. Each member of the investment team serves as Portfolio Manager and Analyst and is jointly and primarily responsible for the day-to-day management of the Portfolio. The members of the Institutional Portfolio Management team who manage the Portfolio are: Michael J. Vogelzang, CFA, Douglas A. Riley, CFA, and Lisa A. Sebesta, CFA.

Michael J. Vogelzang, CFA, is President and Chief Investment Officer of Boston Advisors and heads the management team for the Portfolio. Mr. Vogelzang has been President and Chief Investment Officer of Boston Advisors since 1997.

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Douglas A. Riley, CFA, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2002.

Lisa A. Sebesta, CFA, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2006. Prior to that time, she was a Portfolio Manager at Batterymarch Financial Management since 2000.

Calvert Investment Management, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the EQ/Calvert Socially Responsible Portfolio since the Portfolio commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for mutual fund portfolios, including the nation’s largest array of sustainable and responsible mutual funds. Calvert provides the social investment research and screening of the Portfolio’s investments. As of December 31, 2010, Calvert had over $14.6 billion in assets under management.

Bridgeway Capital Management, Inc. (“Bridgeway”), 5615 Kirby Drive, Suite 518, Houston, Texas 77005. Bridgeway provides investment management services to investment companies, pension and profit sharing plans, corporations and individuals. Bridgeway is responsible for financial analysis and security selection with respect to the EQ/Calvert Socially Responsible Portfolio. As of December 31, 2010, Bridgeway had over $2.7 billion in assets under management.

John Montgomery is primarily responsible for the day-to-day management of the EQ/Calvert Socially Responsible Portfolio. Mr. Montgomery, who founded Bridgeway in 1993 and has served as its President since that time, has more than 15 years experience in the investment management industry and oversees the firm’s disciplined quantitative investment strategy.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the EQ/Capital Guardian Research Portfolio since its inception and to the EQ/Capital Guardian Growth Portfolio since December 13, 2004. As of December 31, 2010, Capital Guardian had $56.6 billion in assets under management.

Capital Guardian uses a multiple portfolio manager system in managing the EQ/Capital Guardian Growth Portfolio’s assets. Under this approach, the EQ/Capital Guardian Growth Portfolio is divided into segments managed by individual managers. Managers decide how their respective segments are invested, within the limits provided by the Port folio’s objectives and policies and by Capital Guardian’s Investment Committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the EQ/Capital Guardian Growth Portfolio. The individual managers jointly and primarily responsible for segments of the Portfolio are:

Alan J. Wilson is a director and senior vice president for Capital Guardian and has been a portfolio manager on the U.S. growth equity team since 2005. Prior to being named a portfolio manager on the U.S. growth equity team, Mr. Wilson was an investment analyst covering the U.S. energy equipment, video games and construction and engineering industries and a diversified portfolio manager on the U.S. equity team. He joined the Capital Guardian organization in 1991 as an investment analyst.

Todd S. James is a director and senior vice president of Capital Guardian. Mr. James has been a portfolio manager on the U.S. growth equity team since 2006. Prior to being named a Portfolio Manager on the growth equity team, Mr. James was both an investment analyst covering U.S. merchandising and e-commerce and a diversified U.S. equity portfolio manager. He joined the Capital Guardian organization in 1985 as a statistician.

Eric H. Stern is a director and senior vice president of Capital Guardian, and has been a portfolio manager on the U.S. growth equity team since 2005. Prior to being named a portfolio manager on the U.S. growth equity team, Mr. Stern was an investment analyst covering the U.S. medical technology industry. He joined the Capital Guardian organization in 1991 as an investment analyst.

Capital Guardian’s research portfolios are comprised of a team of investment analysts who are responsible for making investment decisions for the portfolio within their individual area of coverage. Each of Capital Guardian’s research portfolios has one or more Research Portfolio Coordinator(s). They are responsible for, among other things, facilitating the communication of investment ideas, monitoring cash flows and allocating the portfolio’s assets among the analysts. Capital Guardian’s Investment Committee oversees this process. Research Portfolio Coordinators also have analyst responsibilities within the research portfolio.

Irfan Furniturwala and Cheryl Frank serve as research coordinators for the EQ/Capital Guardian Research Portfolio and are jointly and primarily responsible for the day-to-day management of the EQ/Capital Guardian Research Portfolio.

Irfan M. Furniturwala is a vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian) with research responsibilities for semiconductors, U.S. storage, peripherals and computer hardware companies. Mr. Furniturewala joined Capital International as an analyst in 2001.

Cheryl E. Frank is a vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian) with research responsibilities for the health care services sector, drug retail industry, and software. Ms. Frank joined Capital International in 2002.

Davis Selected Advisers, L.P. (“Davis”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis serves as an investment adviser for mutual funds and individual and institutional clients. Davis has

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served as Adviser to the EQ/Davis New York Venture Portfolio since August 2006. As of December 31, 2010, Davis had over $71 billion in assets under management.

Christopher C. Davis, Portfolio Manager, serves as Chairman of Davis. Mr. Davis has served with Davis as a research analyst and portfolio manager in its large cap value investment discipline since 1989.

Kenneth Charles Feinberg, Portfolio Manager, has served with Davis as a research analyst and portfolio manager in its large cap value investment discipline since 1994.

The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, New York, New York 10106, is the Adviser to the EQ/Money Market Portfolio. Dreyfus was founded in 1951 and currently manages approximately 194 mutual fund portfolios. As of December 31, 2010, Dreyfus had approximately $298 billion in assets under management.

Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, CA 94403-1906, is the Adviser to the Active Allocated Portion of the EQ/Franklin Core Balanced Portfolio. Franklin Advisers is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Franklin Advisers, together with its affiliates, had $670.7 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are Edward D. Perks, CFA and Charles B. Johnson. Mr. Perks has primary responsibility for the investments of the Portfolio. Subject to the general supervision of Mr. Johnson, he has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Charles B. Johnson, Chairman and director of Franklin Resources, Inc., joined Franklin Templeton Investments in 1957 and has held his current position since that time.

Edward D. Perks, CFA, Senior Vice President of Franklin Global Advisers, joined Franklin Templeton Investments in 1992. He has held his current position since 2002 and has had portfolio management responsibilities for the past five years.

Franklin Advisory Services, LLC (“Franklin”), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Adviser to the Active Allocated Portion of the EQ/AXA Franklin Small Cap Value Core Portfolio. Franklin is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Franklin, together with its affiliates, had $670.7 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of the Portfolio and operate as a team to develop ideas and implement investment strategy for the Portfolio. The portfolio managers for the Portfolio are William J. Lippman, Bruce C. Baughman, CPA, Margaret McGee, Y. Dogan Sahin and Donald G. Taylor, CPA.

William J. Lippman, President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. Mr. Lippman has primary responsibility for the investments of the Portfolio. He has final authority over all aspects of the Portfolio’s investments, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman, CPA, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. Mr. Baughman is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Margaret McGee, Vice President of Franklin, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. Ms. McGee is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Y. Dogan Sahin, CFA, Portfolio Manager/Research Analyst of Franklin, joined Franklin Templeton Investments in 2001 as a research analyst. Mr. Sahin is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Donald G. Taylor, CPA, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1996 and has held his current position since that time. Mr. Taylor is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Franklin Mutual Advisers, LLC (“Franklin Mutual”), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Active Allocated Portion of the EQ/Mutual Large Cap Equity Portfolio. Franklin Mutual is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Franklin Mutual, together with its affiliates, had $670.7 billion in assets under management.

The portfolio managers for the Active Allocated Portion of the Portfolio have primary responsibility for the investments of the Portfolio and have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in

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accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio manager provides research and advice on the purchases and sales of individual securities and portfolio risk assessment. Peter Langerman and F. David Segal are co-managers for the Portfolio and Deborah A. Turner is assistant portfolio manager for the Portfolio.

Peter A. Langerman, Chairman, President and Chief Executive Officer of Franklin Mutual, rejoined Franklin Templeton Investments in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds.

F. David Segal, CFA, Portfolio Manager of Franklin Mutual, joined Franklin Templeton Investments in 2002 and has held his current position since that time.

Deborah A. Turner, CFA, Portfolio Manager of Franklin Mutual, joined Franklin Templeton Investments in 1996 and has held her current position since that time.

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Adviser to the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/GAMCO Small Company Value Portfolio. As of December 31, 2010, total assets under management for all clients were $32.5 billion.

Mario J. Gabelli serves as the Chief Executive Officer and Chief Investment Officer of the Value Portfolios for GAMCO and is responsible for the day-to-day management of the Portfolios. He has over 40 years’ experience in the investment industry.

Institutional Capital LLC (“ICAP”), 225 West Wacker Drive, Suite 2400, Chicago, IL 60606, manages the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio. ICAP is a registered investment adviser. As of December 31, 2010, ICAP had approximately $17.7 billion in assets under management.

Jerrold K. Senser and Tom Wenzel are jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio.

Jerrold K. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. He heads the investment committee and is a lead portfolio manager for all ICAP’s investment strategies. Mr. Senser joined ICAP in 1986 and has portfolio management responsibilities since that time.

Tom Wenzel, Senior Executive Vice President and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all ICAP’s investment strategies. He joined ICAP in 1992 and has had portfolio management responsibility since that time.

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, serves as the Adviser of the EQ/Van Kampen Comstock Portfolio. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly held company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2010 Invesco had over $616 billion in assets under management.

Jason S. Leder, Kevin C. Holt, Devin E. Armstrong, James N. Warwick and Matthew Seinsheimer have joint and primary responsibility for the day-to-day management of the Portfolio.

Jason S. Leder, has been a Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with Morgan Stanley Investment Management, Inc. (“MSIM”) since 1995 and a portfolio manager of the Portfolio since April 2005.

Kevin C. Holt, has been a Lead Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with MSIM since 1999 and a portfolio manager of the Portfolio since April 2005.

Devin E. Armstrong, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was Vice President and Portfolio Manager at MSIM since August 2004, and research analyst from August 2004 to July 2007. He has been a portfolio manager of the Portfolio since July 2007.

James N. Warwick, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was an Executive Director and Portfolio Manager at MSIM since May 2002 and a Portfolio Manager of the Portfolio since July 2007.

Matthew Seinsheimer, has been Portfolio Manager of Invesco, who has been associated with Invesco and/or its affiliates in an investment management capacity since 1998.

J.P.Morgan Investment Management Inc. (“JPMorgan”) 270 Park Avenue, New York, New York 10016, has served as Adviser of the EQ/JPMorgan Value Opportunities Portfolio since December 13, 2004. JPMorgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2010, JPMorgan and its affiliates had $1.3 trillion in assets under management.

Alan Gutmann, Vice President, is primarily responsible for the day-to-day management of the EQ/JPMorgan Value Opportunities Portfolio. Mr. Gutmann is a Vice President and Portfolio Manager in the Large Cap Value Strategy Team and has been with JPMorgan in this capacity since 2003.

Kelly B. Miller, Vice President, is a co-portfolio manager in the Large Cap Value Strategy Team. Ms. Miller has been with

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JPMorgan since 2002. Prior to becoming a portfolio manager she worked as an investment assistant for the U.S. Equity Team and an analyst on the U.S. Equity Client Portfolio Management Team.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973. Lord Abbett has provided investment advisory services since 1929. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2010, Lord Abbett had approximately $109.8 billion in assets under management.

The EQ/Lord Abbett Growth and Income Portfolio is managed by an experienced portfolio manager responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap, and multi cap investment strategies. Mr. Fetch is primarily responsible for the day-to-day management of the Portfolio.

The EQ/Lord Abbett Large Cap Growth Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Daniel H. Frascarelli, Partner and Portfolio Manager. Mr. Frascarelli joined Lord Abbett in 1990 and has been a team member since the Portfolio’s inception. Mr. Frascarelli has served as a portfolio manager for several other investment strategies since 1993. Assisting Mr. Frascarelli is Randy M. Reynolds, Portfolio Manager. Mr. Reynolds joined the team in 2004 after having started with Lord Abbett in 1999. Mr. Reynolds has served as a quantitative and research analyst for several investment strategies. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Portfolio.

Marsico Capital Management LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, employee-owned, registered investment adviser. Marsico manages the Active Allocated Portion of the EQ/Large Cap Growth PLUS Portfolio. Marsico was organized in September 1997 as a Delaware limited liability company provides investment advisory services to other mutual funds and private accounts. As of December 31, 2010, Marsico had approximately $51 billion in assets under management.

Thomas F. Marsico is co-manager of the Active Allocated Portion of the Portfolio. Mr. Marsico, Chief Investment Officer of Marsico has over 25 years of experience as a securities analyst and portfolio manager.

A. Douglas Rao, is a co-manager of the Active Allocated Portion of the Portfolio. Mr. Rao is a portfolio manager and senior analyst with Marsico. He joined Marsico in 2005, as an analyst. Mr. Rao has been a portfolio manager since July 2007.

Coralie Witter, is a co-manager of the Active Allocated Portion of the Portfolio. Ms. Witter is a senior analyst and portfolio manager. She has been associated with Marsico as an investment professional since 2004 and has over 13 years experience in the financial services industry.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the EQ/MFS International Growth Portfolio since July 25, 2005. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2010, assets under management of the MFS organization were approximately $219 billion.

David Antonelli is responsible for the day-to-day portfolio management for the EQ/MFS International Growth Portfolio. Mr. Antonelli is Vice Chairman and Portfolio Manager at MFS. He has been employed in the investment area of MFS since 1991.

Montag & Caldwell, LLC (“Montag & Caldwell”), 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326, is the Adviser to the Portfolio. Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945. As of December 31, 2010 Montag & Caldwell had $14.95 billion in assets under management.

Ronald E. Canakaris, Chairman and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the EQ/Montag & Caldwell Growth Portfolio and has more than 40 years’ experience in the investment industry. He has been Chief Investment Officer of Montag & Caldwell for more than 20 years.

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 522 Fifth Avenue, New York, NY 10036. MSIM Inc. has been the Adviser to the EQ/Morgan Stanley Mid Cap Growth Portfolio and the EQ/Global Multi-Sector Equity Portfolio since the Portfolios commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2010 MSIM Inc. had approximately $272.2 billion in assets under management.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 04981.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan

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Stanley Investment Management Limited (“MSIM Limited”), an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E114QA, England.

The Active Allocated Portion of the EQ/Global Multi-Sector Equity Portfolio is managed within MSIM Inc.’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, Scott Piper and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector.

Ruchir Sharma, the lead portfolio manager, is a Managing Director of MSIM Inc., and has been managing the EQ/Global Multi-Sector Equity Portfolio since 2001. He has been with MSIM Inc. in an investment management capacity since 1996.

James Cheng, a Managing Director of MSIM Company. Mr. Chang has been associated with MSIM Inc. since August 2006 and has been managing the Portfolio since 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited from January 2005 to July 2006.

Paul Psaila, a Managing Director of MSIM Inc., has been managing the EQ/Global Multi-Sector Equity Portfolio since its inception and has been an investment management professional with MSIM Inc. since 1994.

Eric Carlson, an Managing Director of MSIM Inc., has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing the EQ/Global Multi-Sector Equity Portfolio since October 2006.

Ana Cristina Piedrahita, an Executive Director of MSIM Inc., has been associated with MSIM Inc. in an investment managing capacity since 2002. She has been a member of the team managing the Portfolio since October 2006.

The Growth team is jointly responsible for the day-to-day management of the EQ/Morgan Stanley Mid Cap Growth Portfolio. The current members of the team include Dennis Lynch, David Cohen, Sam Chainani, Alexander Norton, Armistead Nash and Jason Yeung. Members of the team may change from time to time.

Dennis Lynch is a Managing Director with MSIM Inc. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years.

David Cohen is a Managing Director with MSIM Inc. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years.

Sam Chainani is a Managing Director with MSIM Inc. He joined the firm in 1996 and has had portfolio management responsibilities for more than five years.

Alexander Norton is an Executive Director with MSIM Inc. He joined the firm in 2000 and has had portfolio management responsibility for more than five years.

Jason Yeung is an Executive Director with MSIM Inc. He joined the firm in 2002, and has had portfolio management responsibilities since September 2007. Prior to that time, Mr. Yeung was an Investor with MSIM Inc.

Armistead Nash is an Executive Director with MSIM Inc. He joined the firm in 2002 and has had portfolio management responsibilities since September 2008. Prior to that time, Mr. Nash was an Investor with MSIM Inc.

Northern Cross, LLC (“Northern LLC”), 125 Summer Street, Suite 1400, Boston, Massachusetts, 02110 is the Adviser to the Active Allocated Portion of the EQ/International Value PLUS Portfolio. Northern LLC serves as an adviser for institutional clients and as a subadviser for mutual funds and annuity contracts. As of December 31, 2010, Northern LLC had approximately $35.1 billion in assets under management. Howard Appleby, Jean-Francois Ducrest, James LaTorre, and Edward E. Wendell, Jr. are jointly and primarily responsible for the day-to-day management of the Portfolio.

Howard Appleby, Principal and Portfolio Manager of Northern Cross from 2003 to present.

Jean-Francois Ducrest, Principal and Portfolio Manager of Northern Cross from 2003 to present.

James LaTorre, Principal and Portfolio Manager of Northern Cross from 2003 to present.

Edward E. Wendell, Jr. Principal and Portfolio Manager of Northern Cross from 2003 to present.

OppenheimerFunds, Inc. (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer has been an investment adviser since 1960. As of December 31, 2010, Oppenheimer, together with its affiliates, had over $182 billion in assets under management.

Rajeev Bhaman, CFA, Senior Vice President, is primarily responsible for the day-to-day management of the EQ/Oppenheimer Global Portfolio. He has held his current position since 1997 and he joined Oppenheimer in 1996.

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Pacific Investment Management Company, LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the EQ/PIMCO Ultra Short Bond Portfolio. PIMCO has provided investment counseling since 1971. As of December 31, 2010, assets under management were $1.2 trillion.

Jerome Schneider, is responsible for the day-to-day management of the Portfolio. Mr. Schneider is also Executive Vice President of PIMCO. He joined PIMCO in 2008 as a portfolio manager. Prior to joining PIMCO, he served as a Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

SSgA Funds Management, Inc. (“SSgA FM”) is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is a wholly owned subsidiary of State Street Corporation. As of December 31, 2010, SSgA FM had over $200 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.

Each of the EQ/Large Cap Value Index Portfolio and the EQ/Mid Cap Index Portfolio is managed by SSgA’s Global Structured Products Group. Portfolio managers Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the Index Allocated Portion of each Portfolio.

Lynn Blake is a Senior Managing Director of SSgA FM, and CIO of Passive Equities. In this capacity, Ms. Blake oversees a team of 65 portfolio managers globally, and over 1,000 portfolios with assets in excess of $750 billion. In addition, Ms. Blake Co-Chairs the SSgA Fiduciary Committee and is a member of the North American Product Development Committee, the IT Steering Committee, and the Senior Management Group. Prior to her current role, she was Head of Non-US Markets of passive equities, responsible for overseeing the management of all non-US equity index strategies, as well as serving as portfolio manager for several equity index portfolios. Ms. Blake joined SSgA in 1987.

John Tucker is a Managing Director of SSgA FM, and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in their second largest investment center. Mr. Tucker joined State Street in 1988.

The EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Index Portfolio are managed by the SSgA’s Passive Fixed Income Team. Portfolio Managers John Kirby and Michael Brunell are jointly and primarily responsible for the day-to-day management of each Portfolio.

John Kirby is a Managing Director of SSgA. Mr. Kirby is the head of U.S. Beta Solutions and has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby’s responsibilities include risk management and product development.

Michael Brunell has been a member of the Fixed Income Index team since 2004. Mr. Brunell is a Vice President of SSgA FM. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.

Templeton Investment Counsel, LLC (“Templeton”), 500 E. Broward Boulevard, Fort Lauderdale, Florida 33394, is the Adviser to the Active Allocated Portion of the EQ/Templeton Global Equity Portfolio. Templeton is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2010, Templeton, together with its affiliates, had $670.7 billion in assets under management.

Cindy Sweeting, CFA, Director of Portfolio Management of Templeton, is primarily responsible for the investments of the EQ/Templeton Global Equity Portfolio. She has served as a Portfolio Manager for the Portfolio since February 2008. From January 2008 to February 2011, she was President and Director of Portfolio Management of Templeton Global Advisers Limited. Prior to that time, Ms. Sweeting was Director of Research of the Templeton Global Equity Group. Ms. Sweeting has over 25 years of experience in the investment industry.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the Portfolio. T. Rowe Price was founded in 1937 and as of December 31, 2010, T. Rowe Price and its affiliates Price had $482 billion under management.

P. Robert Bartolo, CPA, CFA, has primary responsibility for managing the EQ/T. Rowe Price Growth Stock Portfolio. Mr. Bartolo is portfolio manager for the T. Rowe Price Growth Stock Fund. Mr. Bartolo is also a Vice President of T. Rowe Price and its affiliate T. Rowe Price Group, Inc. and his investment experience dates from 1997. Mr. Bartolo has been with T. Rowe Price since August 2002. He is also a portfolio manager in the Equity Division and serves on several of the Investment Advisory Committees for the firm. Mr. Bartolo has thirteen years of investment experience, eight of which have been at T. Rowe Price.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606, is the Adviser to the EQ/UBS Growth and Income Portfolio. As of December 31, 2010, UBS Global AM had approximately $152 billion in assets under

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management. UBS Global AM, is an indirect, wholly owned subsidiary of UBS AG (“UBS”) and a member of the UBS Global Asset Management division, which had approximately $598 billion in assets under management as of December 31, 2010. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Thomas M. Cole, John C. Leonard and Thomas J. Digenan are the portfolio managers jointly and responsible for the day-to-day management of the EQ/UBS Growth and Income Portfolio.

Thomas M. Cole, CFA, is a Managing Director and Head of U.S. Equities and has held that position for more than five years. He leads the portfolio construction process and reviews the overall composition of the Portfolio. Mr. Cole joined UBS Global AM as an investment professional in 1985.

John C. Leonard, CFA, is a Managing Director and Global Head of Equities, has been for more than five years and is responsible for the construction of U.S. equity portfolios and the oversight of UBS Global AM’s Chicago-based strategy team. He has been with UBS Global AM as an investment professional since 1991. Mr. Leonard assists in portfolio construction.

Thomas J. Digenan, CFA, is a Managing Director and North American Equity Strategist. He assists in portfolio construction. Mr. Digenan joined UBS Global AM as an investment professional in 1993. He has been a North American Equities Strategist since 2001.

Wells Capital Management Inc., (“Wells Capital Management”) 525 Market Street, San Francisco, California 94105, serves as Adviser to EQ/Wells Fargo Omega Growth Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2010, Wells Capital Management (includes former Evergreen Investment Management Company, LLC) had approximately $365.6 billion in assets under management.

Thomas J. Pence, CFA and Michael T. Smith, CFA are jointly and primarily responsible for the day-to-day management of the EQ/Wells Fargo Omega Growth Portfolio.

Thomas J. Pence, CFA has been a Portfolio Manager with Wells Capital Management or an affiliate since 2005.

Michael T. Smith, CFA has been a Portfolio Manager and Investment Analyst with Wells Capital Management or an affiliate since 2005.

Wells Capital Management and its affiliate First International Advisors, LLC, (“First International”), 30 Fenchurch Street, London, England, United Kingdom, EC3M 3BD, serve as Advisers to the Active Allocated Portion of the EQ/Global Bond PLUS Portfolio. First International, offers a broad range of financial services to individuals and businesses throughout the United States. As of December 31, 2010, First International, managed over $6.1 billion.

Anthony Norris and Peter Wilson have joint and primary responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio.

Anthony Norris is Chief Investment Officer, Managing Director of Research and a senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 20 years.

Peter Wilson is Managing Director and senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 20 years.

Wellington Management Company, LLP (“Wellington Management”), 280 Congress Street, Boston, MA 02210, manages the Active Allocated Portion of the EQ/Mid Cap Value PLUS Portfolio. Wellington Management is a Massachusetts limited liability partnership and professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets.

James N. Mordy, Senior Vice President and Equity Portfolio Manager, is responsible for the day-to-day management of the Active Allocated Portion of the EQ/Mid Cap Value PLUS Portfolio. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Wentworth Hauser and Violich, Inc. (“Wentworth”) and its affiliate Hirayama Investments, LLC (“Hirayama Investments”), each located at 301 Battery Street, Suite 400, San Francisco, CA 94111, manage the Active Allocated Portion of the EQ/International Core PLUS Portfolio. Wentworth has been providing investment advisory services since 1937. As of December 31, 2010, Wentworth had approximately $15.2 billion in assets under management. Hirayama Investments provides subadvisory services to Wentworth with respect to certain clients utilizing Wentworth’s international and global strategies.

Richard K. Hirayama is responsible for the day-to-day management of the Active Allocated Portion of the EQ/International Core PLUS Portfolio. Mr. Hirayama, Senior Vice President, Portfolio Manager and Security Analyst joined Wentworth in 1990 and has had portfolio management responsibilities since that time. Mr. Hirayama is also the managing member of Hirayama Investments and has had portfolio management responsibilities since its effective date of January 1, 2009.

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FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, manages the ETF Allocated Portion of and the models used to manage portions of each of the EQ/Equity Growth PLUS Portfolio, the EQ/Global Bond PLUS Portfolio, the EQ/International Core PLUS Portfolio, EQ/ International Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Large Cap Value PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio and the EQ/Quality Bond PLUS Portfolio. In addition, FMG LLC oversees the models used to manage portions of the EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio.

A committee of FMG LLC investment personnel (“Investment Committee”) manages the ETF Allocated Portions and the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio. The Investment Committee also is responsible for the allocation of assets between the allocated portions of the EQ/Quality Bond PLUS Portfolio. The Investment Committee also is responsible for determining the allocation of assets between the actively and passively managed portions of the EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, and EQ/Templeton Global Equity Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. In addition, the Investment Committee manages ETF investments for the EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Index Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007 and for the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio since October 26, 2010. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since February 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an assistant portfolio manager of FMG LLC since May 2011 and has served as Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC .

Legal Proceedings Relating to the Advisers

AllianceBernstein L.P.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against the Adviser; AllianceBernstein Holding L.P. (“Holding”); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser (“AllianceBernstein defendants”); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under the Employment Retirement Income Security Act (“ERISA”) by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed to plaintiffs. A final settlement was approved by the Court in 2010, and the settlement fund is currently being distributed according to the Court

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ordered plan. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund’s shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Advisers, Inc. and Templeton Global Advisors Limited

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

OppenheimerFunds, Inc. (“OFI”)

Pending Litigation. During 2009, a number of lawsuits have been filed in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and certain Oppenheimer mutual funds (“Defendant Funds”) advised by OFI and distributed by OFDI (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

A lawsuit has been brought in state court against OFI, OFDI and another subsidiary of OFDI, on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against OFI and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contact, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorney’s fees and litigation expenses. An agreement in principal has been reached to settle the lawsuits on behalf of Oregon College Savings Plan Trust.

Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of OFI, against OFI and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named OFDI, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

OFI believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or OFDI to perform their respective duties to the Fund, and that outcome of all the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Pacific Investment Management Company, LLC (“PIMCO”)

In Kohen v. Pacific Investment Management Company LLC (“PIMCO”) and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this

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matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

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5. Fund distribution arrangements

The Trust offers three classes of shares on behalf of each Portfolio described in this Prospectus: Class IA shares, Class IB shares and Class K shares. Class K shares are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class K shares of the Trust. Class K shares are offered and redeemed at their net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The distributor may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

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6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g. EQ/International Equity Index Portfolio, EQ/International Value PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/International Core PLUS Portfolio, EQ/Oppenheimer Global Portfolio, iShares MSCI Mexico Index Fund), in securities of small- and mid-capitalization companies (e.g. EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Mid Cap Value PLUS Portfolio, iShares Russell Midcap lndex Fund), or in high-yield securities (SPDR® Barclays Capital High Yield Bond ETF) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive

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transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

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7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

EQ Advisors Trust	How portfolio shares are priced	187

8. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios (other than the EQ/Money Market Portfolio) generally distribute most or all of their net investment income and their net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends from its net investment income daily, and distributes its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify or continue to qualify to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

188	Dividends and other distributions and tax consequences	EQ Advisors Trust

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	189

10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below has been derived from the financial statements of each Portfolio, which have been audited by                                         , an independent registered public accounting firm.                                         ’s report on each Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

The Portfolios first offered Class K Shares on         , 2011 and, therefore, the Class K shares have no financial history prior to this date. The Class K shares have the same expenses as the Class IA shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

EQ/AllianceBernstein Small Cap Growth Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2010	2009	2008	2007		2006		2010		2009		2008		2007		2006
Net asset value, beginning of year	$12.33	$9.08	$16.39	$16.37		$16.28		$11.88		$8.76		$15.85		$15.95		$15.93

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)	0.02 (e)	(0.05	)(e)	(0.09	)(e)	(0.01	)(e)	—	#(e)	(0.01	)(e)	(0.09	)(e)	(0.13	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.12	3.25	(7.31)	2.73		1.60		3.96		3.12		(7.06)		2.65		1.57

Total from investment operations	4.14	3.27	(7.29)	2.68		1.51		3.95		3.12		(7.07)		2.56		1.44

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	— #	—		—		—		—	#	—		—		—
Distributions from net realized gains	—	—	(0.02)	(2.66)		(1.42)		—		—		(0.02)		(2.66)		(1.42)

Total dividends and distributions	(0.01)	(0.02)	(0.02)	(2.66)		(1.42)		—		—	#	(0.02)		(2.66)		(1.42)

Net asset value, end of year	$16.46	$12.33	$9.08	$16.39		$16.37		$15.83		$11.88		$8.76		$15.85		$15.95

Total return	33.56%	36.00%	(44.52)%	17.00%		9.28%		33.25%		35.64%		(44.66)%		16.70%		8.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,006,467	$725,459	$308,472	$542,826		$509,593		$643,902		$491,589		$402,055		$771,708		$720,886
Ratio of expenses to average net assets:
After fees paid indirectly	0.86%	0.89%	0.87%	0.86%		0.83%		1.11%		1.14%		1.12%		1.11%		1.08%
Before fees paid indirectly	0.86%	0.90%	0.89%	0.87%		0.84%		1.11%		1.15%		1.14%		1.12%		1.09%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.15%	0.24%	0.17%	(0.26)%		(0.51)%		(0.10)%		0.03%		(0.08)%		(0.51)%		(0.76)%
Before fees paid indirectly	0.15%	0.23%	0.15%	(0.27)%		(0.52)%		(0.11)%		0.02%		(0.10)%		(0.52)%		(0.77)%
Portfolio turnover rate	52%	64%	115%	84%		74%		52%		64%		115%		84%		74%

190	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AXA Franklin Small Cap Value Core Portfolio

	Class IA						Class IB
	Year Ended December 31,				September 15, 2006* to December 31, 2006		Year Ended December 31,						September 15, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008	2007
Net asset value, beginning of period	$8.23	$6.48	$9.84	$10.85	$10.00		$8.24	$6.49		$9.84	$10.85		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.08 (e)	0.11 (e)	0.12 (e)	0.03	(e)	0.02 (e)	0.07	(e)	0.09 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.98	1.76	(3.39)	(1.03)	0.84		1.99	1.75		(3.37)	(1.03)		0.85

Total from investment operations	2.02	1.84	(3.28)	(0.91)	0.87		2.01	1.82		(3.28)	(0.94)		0.87

Less distributions:
Dividends from net investment income	(0.04)	(0.09)	(0.08)	(0.07)	(0.02)		(0.02)	(0.07)		(0.07)	(0.04)		(0.02)
Distributions from net realized gains	—	—	—	(0.03)	—		—	—		—	(0.03)		—

Total dividends and distributions	(0.04)	(0.09)	(0.08)	(0.10)	(0.02)		(0.02)	(0.07)		(0.07)	(0.07)		(0.02)

Net asset value, end of period	$10.21	$8.23	$6.48	$9.84	$10.85		$10.23	$8.24		$6.49	$9.84		$10.85

Total return(b)	24.57%	28.44%	(33.28)%	(8.39)%	8.74%		24.35%	28.07%		(33.35)%	(8.63)%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$275,810	$234,697	$286,642	$246,846	$2,287		$150,374	$114,966		$84,282	$67,492		$19,238
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.91%	0.96%	1.05%	1.05%	1.05%		1.16%	1.21	%(c)	1.30%	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly(a)	0.91%	0.75%	1.05%	1.05%	1.05%		1.16%	0.97%		1.30%	1.30%		1.30%
Before waivers, reimbursements and fees paid indirectly(a)	0.92%	0.97%	1.08%	1.08%	2.90	%(c)	1.17%	1.22	%(c)	1.33%	1.33	%(c)	3.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.47%	1.00%	1.26%	1.12%	1.07%		0.22%	0.73%		1.02%	0.78%		0.66%
After waivers, reimbursements and fees paid indirectly(a)	0.47%	1.21%	1.26%	1.12%	1.07%		0.22%	0.96%		1.02%	0.78%		0.66%
Before waivers, reimbursements and fees paid indirectly(a)	0.46%	0.98%	1.23%	1.09%	(1.45)%		0.21%	0.72%		0.99%	0.73%		(1.07)%
Portfolio turnover rate	16%	57%	30%	3%	0%		16%	57%		30%	3%		0%

EQ Advisors Trust	Financial Highlights	191

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.30	$9.67	$15.66	$17.03	$15.06	$12.34	$9.69	$15.70	$17.07	$15.09

Income (loss) from investment operations:
Net investment income (loss)	0.19 (e)	0.22 (e)	0.27 (e)	0.25 (e)	0.26 (e)	0.16 (e)	0.19 (e)	0.24 (e)	0.21 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments	1.36	2.72	(5.95)	(0.03)	2.92	1.35	2.74	(5.97)	(0.03)	2.93

Total from investment operations	1.55	2.94	(5.68)	0.22	3.18	1.51	2.93	(5.73)	0.18	3.15

Less distributions:
Dividends from net investment income	(0.20)	(0.31)	(0.25)	(0.24)	(0.25)	(0.16)	(0.28)	(0.22)	(0.20)	(0.21)
Distributions from net realized gains	—	—	(0.06)	(1.35)	(0.96)	—	—	(0.06)	(1.35)	(0.96)

Total dividends and distributions	(0.20)	(0.31)	(0.31)	(1.59)	(1.21)	(0.16)	(0.28)	(0.28)	(1.55)	(1.17)

Net asset value, end of year	$13.65	$12.30	$9.67	$15.66	$17.03	$13.69	$12.34	$9.69	$15.70	$17.07

Total return	12.60%	30.51%	(36.36)%	1.43%	21.18%	12.28%	30.33%	(36.55)%	1.17%	20.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$503,310	$455,102	$1,948,563	$2,516,049	$1,915,669	$1,533,557	$1,339,930	$969,097	$1,584,756	$1,636,862
Ratio of expenses to average net assets:
After fees paid indirectly	0.70%	0.71%	0.68%	0.67%	0.65%	0.94%	0.96%	0.93%	0.92%	0.90%
Before fees paid indirectly	0.70%	0.72%	0.68%	0.68%	0.66%	0.95%	0.97%	0.93%	0.93%	0.91%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.56%	2.26%	2.08%	1.44%	1.61%	1.31%	1.85%	1.81%	1.19%	1.36%
Before fees paid indirectly	1.55%	2.25%	2.07%	1.43%	1.61%	1.30%	1.84%	1.81%	1.18%	1.35%
Portfolio turnover rate	56%	44%	48%	50%	38%	56%	44%	48%	50%	38%

192	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Boston Advisors Equity Income Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007	2006
Net asset value, beginning of year	$4.64	$4.26	$6.54	$6.91	$6.35	$4.66	$4.27	$6.56		$6.93	$6.36

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.12 (e)	0.13 (e)	0.21 (e)	0.14 (e)	0.11 (e)	0.11 (e)	0.17	(e)	0.19 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments	0.62	0.38	(2.20)	0.05	0.88	0.62	0.39	(2.26)		0.05	0.89

Total from investment operations	0.74	0.50	(2.07)	0.26	1.02	0.73	0.50	(2.09)		0.24	1.01

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.14)	(0.15)	(0.14)	(0.12)	(0.11)	(0.13)		(0.13)	(0.12)
Distributions from net realized gains	—	—	(0.07)	(0.48)	(0.32)	—	—	(0.07)		(0.48)	(0.32)

Total dividends and distributions	(0.13)	(0.12)	(0.21)	(0.63)	(0.46)	(0.12)	(0.11)	(0.20)		(0.61)	(0.44)

Net asset value, end of year	$5.25	$4.64	$4.26	$6.54	$6.91	$5.27	$4.66	$4.27		$6.56	$6.93

Total return	16.00%	11.82%	(32.11)%	3.89%	16.17%	15.65%	11.74%	(32.34)%		3.61%	16.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$413,037	$484,617	$376,369	$123,390	$104,746	$317,193	$277,367	$247,769		$343,385	$344,728
Ratio of expenses to average net assets:
After waivers	0.80%	0.80%	0.80%	0.80%	0.80%	1.05%	1.05%	1.05%		1.05%	1.05%
After waivers and fees paid indirectly	0.80%	0.80%	0.80%	0.80%	0.80%	1.05%	1.05%	1.05%		1.05%	1.05%
Before waivers and fees paid indirectly	0.88%	0.90%	0.92%	0.89%	0.87%	1.13%	1.15%	1.17	%(c)	1.14%	1.12%
Ratio of net investment income to average net assets:
After waivers	2.42%	3.01%	2.61%	2.93%	2.09%	2.18%	2.78%	3.07%		2.68%	1.84%
After waivers and fees paid indirectly	2.42%	3.01%	2.61%	2.93%	2.09%	2.18%	2.78%	3.07%		2.68%	1.84%
Before waivers and fees paid indirectly	2.34%	2.91%	2.49%	2.84%	2.02%	2.10%	2.68%	2.97%		2.59%	1.77%
Portfolio turnover rate	64%	88%	88%	65%	84%	64%	88%	88%		65%	84%

EQ Advisors Trust	Financial Highlights	193

Financial Highlights (cont’d)

EQ/Calvert Socially Responsible Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010		2009		2008	2007		2006
Net asset value, beginning of year	$6.47	$4.95	$9.20	$8.62	$8.26	$6.40		$4.90		$9.10	$8.53		$8.19

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.03 (e)	0.04 (e)	0.04 (e)	0.03 (e)	—	##(e)	0.01	(e)	0.02 (e)	0.02	(e)	—	##(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81	1.52	(4.16)	1.02	0.42	0.79		1.50		(4.10)	1.00		0.43

Total from investment operations	0.82	1.55	(4.12)	1.06	0.45	0.79		1.51		(4.08)	1.02		0.43

Less distributions:
Dividends from net investment income	— ##	(0.03)	(0.03)	(0.05)	—	—	##	(0.01)		(0.02)	(0.02)		—
Distributions from net realized gains	—	—	(0.10)	(0.43)	(0.09)	—		—		(0.10)	(0.43)		(0.09)

Total dividends and distributions	— ##	(0.03)	(0.13)	(0.48)	(0.09)	—	##	(0.01)		(0.12)	(0.45)		(0.09)

Net asset value, end of year	$7.29	$6.47	$4.95	$9.20	$8.62	$7.19		$6.40		$4.90	$9.10		$8.53

Total return	12.73%	31.33%	(45.10)%	12.38%	5.50%	12.40%		30.90%		(45.18)%	12.10%		5.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,185	$3,444	$2,956	$6,475	$7,005	$75,140		$70,302		$53,313	$94,220		$79,100
Ratio of expenses to average net assets:
After waivers	0.85%	0.89%	0.81%	0.80%	0.80%	1.10%		1.14%		1.06%	1.05%		1.05%
Before waivers	0.85%	0.92%	0.89%	0.88%	0.87%	1.10%		1.17	%(c)	1.14%	1.13	%(c)	1.12	%(c)
Ratio of net investment income to average net assets:
After waivers	0.17%	0.52%	0.56%	0.48%	0.34%	(0.07)%		0.26%		0.32%	0.23%		(0.01)%
Before waivers	0.17%	0.50%	0.48%	0.41%	0.27%	(0.07)%		0.24%		0.24%	0.16%		(0.06)%
Portfolio turnover rate	56%	62%	79%	57%	61%	56%		62%		79%	57%		61%

194	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Capital Guardian Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007		2006
Net asset value, beginning of year	$11.69	$8.79	$14.82	$14.01	$13.07	$11.69	$8.79	$14.78	$14.01		$13.06

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.05 (e)	0.06 (e)	0.05 (e)	0.03 (e)	0.05 (e)	0.03 (e)	0.02 (e)	—	#(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46	2.91	(6.01)	0.76	0.97	1.46	2.90	(5.99)	0.77		0.97

Total from investment operations	1.55	2.96	(5.95)	0.81	1.00	1.51	2.93	(5.97)	0.77		0.97

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.08)	—	(0.06)	(0.05)	(0.03)	(0.02)	—		(0.02)

Net asset value, end of year	$13.16	$11.69	$8.79	$14.82	$14.01	$13.15	$11.69	$8.79	$14.78		$14.01

Total return	13.29%	33.73%	(40.24)%	5.78%	7.63%	12.92%	33.39%	(40.38)%	5.50%		7.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,469	$586	$498	$8,206	$139	$368,866	$355,755	$285,492	$476,867		$402,219
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%		0.95%
After waivers and fees paid indirectly	0.69%	0.69%	0.69%	0.70%	0.69%	0.94%	0.94%	0.94%	0.95%		0.94%
Before waivers and fees paid indirectly	0.78%	0.81%	0.80%	0.79%	0.78%	1.03%	1.06%	1.05%	1.04%		1.03%
Ratio of net investment income to average net assets:
After waivers	0.73%	0.54%	0.42%	0.36%	0.24%	0.39%	0.34%	0.16%	0.01%		(0.01)%
After waivers and fees paid indirectly	0.74%	0.55%	0.43%	0.36%	0.25%	0.40%	0.35%	0.17%	0.01%		—	‡‡
Before waivers and fees paid indirectly	0.65%	0.43%	0.32%	0.27%	0.17%	0.31%	0.23%	0.06%	(0.08)%		(0.09)%
Portfolio turnover rate	27%	50%	43%	39%	33%	27%	50%	43%	39%		33%

EQ Advisors Trust	Financial Highlights	195

Financial Highlights (cont’d)

EQ/Capital Guardian Research Portfolio(h)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.56	$8.12	$13.87	$13.94	$12.50	$10.57	$8.13	$13.88	$13.95	$12.51

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.13 (e)	0.13 (e)	0.11 (e)	0.08 (e)	0.10 (e)	0.10 (e)	0.09 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments	1.58	2.45	(5.55)	0.13	1.44	1.59	2.45	(5.54)	0.13	1.45

Total from investment operations	1.69	2.57	(5.42)	0.26	1.55	1.67	2.55	(5.44)	0.22	1.52

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.13)	(0.18)	(0.11)	(0.08)	(0.11)	(0.11)	(0.14)	(0.08)
Distributions from net realized gains	—	—	(0.20)	(0.15)	—	—	—	(0.20)	(0.15)	—

Total dividends and distributions	(0.11)	(0.13)	(0.33)	(0.33)	(0.11)	(0.08)	(0.11)	(0.31)	(0.29)	(0.08)

Net asset value, end of year	$12.14	$10.56	$8.12	$13.87	$13.94	$12.16	$10.57	$8.13	$13.88	$13.95

Total return	16.07%	31.73%	(39.50)%	1.89%	12.32%	15.86%	31.36%	(39.62)%	1.63%	12.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,883	$22,197	$18,434	$36,235	$4,494	$1,208,277	$1,179,755	$1,011,551	$1,997,795	$1,060,928
Ratio of expenses to average net assets:
After waivers	0.72%	0.72%	0.70%	0.70%	0.70%	0.97%	0.97%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.72%	0.71%	0.69%	0.70%	0.69%	0.97%	0.96%	0.94%	0.95%	0.94%
Before waivers and fees paid indirectly	0.77%	0.79%	0.77%	0.76%	0.75%	1.02%	1.04%	1.02%	1.01%	1.00%
Ratio of net investment income to average net assets:
After waivers	1.01%	1.39%	1.14%	0.92%	0.81%	0.76%	1.15%	0.89%	0.59%	0.56%
After waivers and fees paid indirectly	1.01%	1.41%	1.15%	0.93%	0.82%	0.76%	1.16%	0.90%	0.59%	0.57%
Before waivers and fees paid indirectly	0.96%	1.32%	1.08%	0.86%	0.76%	0.71%	1.08%	0.83%	0.52%	0.51%
Portfolio turnover rate	25%	53%	41%	68%	28%	25%	53%	41%	68%	28%

196	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Common Stock Index Portfolio(ee)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$14.04	$11.11	$20.27	$19.80	$18.09	$13.96	$11.05	$20.16	$19.69	$17.99

Income (loss) from investment operations:
Net investment income (loss)	0.22 (e)	0.24 (e)	0.29 (e)	0.25 (e)	0.27 (e)	0.18 (e)	0.21 (e)	0.25 (e)	0.19 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments and futures	2.04	2.94	(9.14)	0.48	1.72	2.04	2.91	(9.08)	0.49	1.71

Total from investment operations	2.26	3.18	(8.85)	0.73	1.99	2.22	3.12	(8.83)	0.68	1.93

Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.31)	(0.26)	(0.28)	(0.19)	(0.21)	(0.28)	(0.21)	(0.23)

Net asset value, end of year	$16.07	$14.04	$11.11	$20.27	$19.80	$15.99	$13.96	$11.05	$20.16	$19.69

Total return	16.14%	28.68%	(43.67)%	3.73%	11.01%	15.93%	28.31%	(43.81)%	3.48%	10.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,823,474	$3,688,279	$3,168,157	$6,425,334	$7,114,739	$1,297,833	$1,256,746	$1,034,651	$2,090,492	$2,364,942
Ratio of expenses to average net assets:
After fees paid indirectly	0.47%	0.49%	0.46%	0.59%	0.55%	0.72%	0.74%	0.71%	0.84%	0.80%
Before fees paid indirectly	0.47%	0.49%	0.61%	0.60%	0.57%	0.72%	0.74%	0.86%	0.85%	0.82%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.53%	2.02%	1.79%	1.21%	1.43%	1.28%	1.77%	1.54%	0.96%	1.18%
Before fees paid indirectly	1.53%	2.02%	1.64%	1.20%	1.42%	1.28%	1.77%	1.39%	0.95%	1.17%
Portfolio turnover rate	10%	4%	83%	44%	35%	10%	4%	83%	44%	35%

EQ Advisors Trust	Financial Highlights	197

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio(ff)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008		2007	2006
Net asset value, beginning of year	$9.39	$9.36	$10.80	$10.96	$11.00	$9.40	$9.37		$10.81		$10.97	$11.01

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.30 (e)	0.45 (e)	0.56 (e)	0.55 (e)	0.26 (e)	0.27	(e)	0.42	(e)	0.53 (e)	0.50	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.28	(0.02)†	(1.39)	(0.20)	(0.08)	0.28	(0.01	)†	(1.39)		(0.20)	(0.06)

Total from investment operations	0.56	0.28	(0.94)	0.36	0.47	0.54	0.26		(0.97)		0.33	0.44

Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.50)	(0.52)	(0.51)	(0.22)	(0.23)		(0.47)		(0.49)	(0.48)

Net asset value, end of year	$9.71	$9.39	$9.36	$10.80	$10.96	$9.72	$9.40		$9.37		$10.81	$10.97

Total return	6.03%	2.96%	(8.70)%	3.35%	4.28%	5.76%	2.70%		(8.93)%		3.08%	4.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,775,848	$2,975,095	$102,806	$633,814	$105,248	$1,308,869	$1,222,648		$1,104,157		$1,529,392	$1,491,463
Ratio of expenses to average net assets	0.47%	0.49%	0.57%	0.56%	0.56%	0.72%	0.74	%(c)	0.82	%(c)	0.81%	0.81	%(c)
Ratio of net investment income (loss) to average net assets	2.85%	3.15%	4.24%	5.02%	4.87%	2.64%	2.91%		4.05%		4.78%	4.50%
Portfolio turnover rate	83%	189%	462%	513%	543%	83%	189%		462%		513%	543%

198	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Davis New York Venture Portfolio

	Class IA						Class IB
	Year Ended December 31,				August 31, 2006* to December 31, 2006		Year Ended December 31,							August 31, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008		2007
Net asset value, beginning of period	$8.78	$6.71	$11.13	$10.80	$10.00		$8.78	$6.71		$11.13		$10.80		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.09 (e)	0.09 (e)	0.12 (e)	0.07	(e)	0.05 (e)	0.10	(e)	0.07	(e)	0.10	(e)	0.04	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.98	2.13 †	(4.44)	0.32	0.76		0.97	2.10	†	(4.44)		0.31		0.78

Total from investment operations	1.05	2.22	(4.35)	0.44	0.83		1.02	2.20		(4.37)		0.41		0.82

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.07)	(0.08)	(0.03)		(0.07)	(0.13)		(0.05)		(0.05)		(0.02)
Distributions from net realized gains	—	—	—	(0.03)	—	#	—	—		—		(0.03)		—	#

Total dividends and distributions	(0.10)	(0.15)	(0.07)	(0.11)	(0.03)		(0.07)	(0.13)		(0.05)		(0.08)		(0.02)

Net asset value, end of period	$9.73	$8.78	$6.71	$11.13	$10.80		$9.73	$8.78		$6.71		$11.13		$10.80

Total return(b)	11.96%	33.13%	(39.11)%	4.09%	8.30%		11.68%	32.79%		(39.27)%		3.81%		8.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,869	$30,527	$691,615	$250,993	$2,681		$392,007	$367,431		$259,138		$289,159		$64,531
Ratio of expenses to average net assets:
After waivers(a)	0.99%	1.02%	1.00%	1.03%	1.05%		1.24%	1.27	%(c)	1.25	%(c)	1.28	%(c)	1.30%
After waivers and fees paid indirectly(a)	0.99%	1.00%	0.97%	1.00%	1.02%		1.24%	1.19%		1.22%		1.25	%(c)	1.27%
Before waivers and fees paid indirectly(a)	0.99%	1.02%	1.00%	1.03%	1.59	%(c)	1.24%	1.27	%(c)	1.25	%(c)	1.28%		1.84	%(c)
Ratio of net investment income to average net assets:
After waivers(a)	0.79%	1.36%	1.00%	1.05%	1.83%		0.53%	1.31%		0.72%		0.86%		0.96%
After waivers and fees paid indirectly(a)	0.79%	1.38%	1.03%	1.08%	1.86%		0.53%	1.40%		0.75%		0.89%		1.00%
Before waivers and fees paid indirectly(a)	0.79%	1.36%	1.00%	1.05%	0.28%		0.53%	1.31%		0.72%		0.86%		0.49%
Portfolio turnover rate	17%	27%	19%	9%	0	%‡	17%	27%		19%		9%		0	%‡

EQ Advisors Trust	Financial Highlights	199

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007		2006	2010	2009	2008	2007		2006
Net asset value, beginning of year	$19.44	$15.76	$26.05	$25.92		$23.52	$19.34	$15.68	$25.92	$25.79		$23.41

Income (loss) from investment operations:
Net investment income (loss)	0.34 (e)	0.37 (e)	0.43 (e)	0.43	(e)	0.39 (e)	0.29 (e)	0.33 (e)	0.37 (e)	0.36	(e)	0.33 (e)
Net realized and unrealized gain (loss) on investments and futures	2.51	3.74	(10.07)	0.90	(z)	3.22	2.49	3.71	(10.01)	0.90	(z)	3.19

Total from investment operations	2.85	4.11	(9.64)	1.33		3.61	2.78	4.04	(9.64)	1.26		3.52

Less distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.43)	(0.44)		(0.41)	(0.29)	(0.33)	(0.38)	(0.37)		(0.34)
Distributions from net realized gains	—	(0.05)	(0.22)	(0.76)		(0.80)	—	(0.05)	(0.22)	(0.76)		(0.80)

Total dividends and distributions	(0.35)	(0.43)	(0.65)	(1.20)		(1.21)	(0.29)	(0.38)	(0.60)	(1.13)		(1.14)

Net asset value, end of year	$21.94	$19.44	$15.76	$26.05		$25.92	$21.83	$19.34	$15.68	$25.92		$25.79

Total return	14.66%	26.18%	(37.16)%	5.22	%(z)	15.37%	14.39%	25.85%	(37.32)%	4.97	%(z)	15.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,354,694	$1,256,337	$1,030,854	$1,600,697		$1,615,477	$1,634,200	$1,507,813	$1,193,767	$2,062,991		$2,142,776
Ratio of expenses to average net assets	0.37%	0.39%	0.39%	0.38%		0.35%	0.62%	0.64%	0.64%	0.63%		0.60%
Ratio of net investment income (loss) to average net assets	1.70%	2.23%	1.99%	1.58%		1.58%	1.45%	1.98%	1.72%	1.33%		1.33%
Portfolio turnover rate	5%	9%	9%	4%		4%	5%	9%	9%	4%		4%

200	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Equity Growth PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$13.07	$10.34	$17.70	$16.90	$15.86	$13.00	$10.26		$17.56	$16.78	$15.75

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.13 (e)	0.12 (e)	0.09 (e)	0.07 (e)	0.03 (e)	0.10	(e)	0.07 (e)	0.05 (e)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.96	2.73	(7.17)	2.30	1.42	1.96	2.74		(7.08)	2.27	1.41

Total from investment operations	2.03	2.86	(7.05)	2.39	1.49	1.99	2.84		(7.01)	2.32	1.44

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.16)	(0.08)	(0.07)	(0.04)	(0.10)		(0.14)	(0.03)	(0.03)
Distributions from net realized gains	—	—	(0.13)	(1.51)	(0.38)	—	—		(0.13)	(1.51)	(0.38)
Return of capital	—	—	(0.02)	—	—	—	—		(0.02)	—	—

Total dividends and distributions	(0.08)	(0.13)	(0.31)	(1.59)	(0.45)	(0.04)	(0.10)		(0.29)	(1.54)	(0.41)

Net asset value, end of year	$15.02	$13.07	$10.34	$17.70	$16.90	$14.95	$13.00		$10.26	$17.56	$16.78

Total return	15.53%	27.71%	(40.15)%	14.33%	9.55%	15.32%	27.70%		(40.32)%	14.08%	9.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$66,946	$64,128	$72,928	$1,968,509	$1,406,085	$1,836,680	$1,856,981		$1,590,410	$2,628,736	$2,250,340
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.80%	0.90%	0.90%	0.90%	0.99%	1.05	%(c)	1.15%	1.15%	1.15%
After waivers, reimbursements and fees paid indirectly	0.74%	0.72%	0.90%	0.90%	0.89%	0.99%	0.97	%(c)	1.15%	1.15%	1.14%
Before waivers, reimbursements and fees paid indirectly	0.75%	0.80%	0.98%	0.98%	0.95%	1.00%	1.05	%(c)	1.23%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.50%	1.09%	0.75%	0.50%	0.46%	0.26%	0.84%		0.52%	0.26%	0.20%
After waivers, reimbursements and fees paid indirectly	0.50%	1.17%	0.76%	0.50%	0.46%	0.26%	0.92%		0.52%	0.26%	0.21%
Before waivers, reimbursements and fees paid indirectly	0.49%	1.08%	0.67%	0.42%	0.40%	0.25%	0.83%		0.44%	0.18%	0.15%
Portfolio turnover rate	41%	157%	89%	71%	66%	41%	157%		89%	71%	66%

EQ Advisors Trust	Financial Highlights	201

Financial Highlights (cont’d)

EQ/Franklin Core Balanced Portfolio

	Class IA						Class IB
	Year Ended December 31,				September 15, 2006* to December 31, 2006		Year Ended December 31,						September 15, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008		2007
Net asset value, beginning of period	$7.94	$6.40	$10.28	$10.41	$10.00		$7.94	$6.40		$10.28		$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.31 (e)	0.36 (e)	0.64 (e)	0.63 (e)	0.13	(e)	0.28 (e)	0.34	(e)	0.61	(e)	0.54 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.60	1.62	(3.93)	(0.38)	0.35		0.61	1.62		(3.92)		(0.32)	0.35

Total from investment operations	0.91	1.98	(3.29)	0.25	0.48		0.89	1.96		(3.31)		0.22	0.47

Less distributions:
Dividends from net investment income	(0.28)	(0.44)	(0.59)	(0.35)	(0.07)		(0.26)	(0.42)		(0.57)		(0.32)	(0.06)
Distributions from net realized gains	—	—	—	(0.03)	—		—	—		—		(0.03)	—

Total dividends and distributions	(0.28)	(0.44)	(0.59)	(0.38)	(0.07)		(0.26)	(0.42)		(0.57)		(0.35)	(0.06)

Net asset value, end of period	$8.57	$7.94	$6.40	$10.28	$10.41		$8.57	$7.94		$6.40		$10.28	$10.41

Total return (b)	11.55%	30.97%	(31.65)%	2.36%	4.81%		11.27%	30.62%		(31.83)%		2.07%	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$483,418	$463,554	$363,213	$275,884	$1,572		$642,301	$693,459		$500,707		$713,523	$153,843
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.83%	0.91%	1.05%	1.05%	1.05%		1.08%	1.16	%(c)	1.30%		1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (a)	0.83%	0.84%	1.05%	1.05%	1.05%		1.08%	1.09	%(c)	1.30	%(c)	1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly (a)	0.84%	0.91%	1.05%	1.05%	1.28	%(c)	1.09%	1.16	%(c)	1.30%		1.30%	1.53	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.72%	5.02%	7.22%	5.83%	4.31%		3.47%	4.66%		6.79%		5.06%	4.03%
After waivers, reimbursements and fees paid indirectly (a)	3.72%	5.09%	7.22%	5.83%	4.31%		3.47%	4.72%		6.79%		5.06%	4.03%
Before waivers, reimbursements and fees paid indirectly (a)	3.71%	5.02%	7.22%	5.83%	3.65%		3.46%	4.66%		6.79%		5.06%	3.80%
Portfolio turnover rate	77%	106%	57%	20%	7%		77%	106%		57%		20%	7%

202	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/GAMCO Mergers and Acquisitions Portfolio

	Class IA						Class IB
	Year Ended December 31,					June 8, 2007* to December 31, 2007	Year Ended December 31,
	2010		2009		2008		2010		2009		2008	2007		2006
Net asset value, beginning of period	$11.68		$10.04		$12.22	$13.28	$11.66		$10.05		$12.23	$12.45		$11.61

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(e)	(0.02	)(e)	0.08 (e)	0.09 (e)	(0.08	)(e)	(0.05	)(e)	0.05 (e)	0.11	(e)	0.25 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.20		1.72		(1.73)	(0.48)	1.20		1.72		(1.72)	0.31		1.16

Total from investment operations	1.15		1.70		(1.65)	(0.39)	1.12		1.67		(1.67)	0.42		1.41

Less distributions:
Dividends from net investment income	—		—		(0.08)	(0.12)	—		—		(0.06)	(0.09)		(0.23)
Distributions from net realized gains	(0.32)		(0.06)		(0.45)	(0.55)	(0.32)		(0.06)		(0.45)	(0.55)		(0.34)

Total dividends and distributions	(0.32)		(0.06)		(0.53)	(0.67)	(0.32)		(0.06)		(0.51)	(0.64)		(0.57)

Net asset value, end of period	$12.51		$11.68		$10.04	$12.22	$12.46		$11.66		$10.05	$12.23		$12.45

Total return(b)	9.83%		16.94%		(13.62)%	(2.87)%	9.59%		16.63%		(13.83)%	3.42%		12.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,619		$8,991		$6,549	$10,580	$221,495		$171,255		$138,558	$165,261		$115,091
Ratio of expenses to average net assets:
After fees paid indirectly(a)	1.02%		1.06%		1.12%	1.08%	1.28%		1.31%		1.37%	1.33	%(c)	1.37%
Before fees paid indirectly(a)	1.05%		1.08%		1.13%	1.09%	1.30%		1.33%		1.38%	1.34	%(c)	1.45%
Ratio of net investment income to average net assets:
After fees paid indirectly(a)	(0.43)%		(0.23)%		0.71%	1.19%	(0.69)%		(0.46)%		0.46%	0.86%		2.05%
Before fees paid indirectly(a)	(0.45)%		(0.24)%		0.69%	1.17%	(0.71)%		(0.48)%		0.44%	0.83%		1.97%
Portfolio turnover rate	326%		206%		231%	268%	326%		206%		231%	268%		249%

EQ Advisors Trust	Financial Highlights	203

Financial Highlights (cont’d)

EQ/GAMCO Small Company Value Portfolio

	Class IA				Class IB
	Year Ended December 31,			July 13, 2007* to December 31, 2007	Year Ended December 31,
	2010	2009	2008		2010	2009		2008	2007		2006
Net asset value, beginning of period	$29.52	$20.95	$31.54	$35.40	$29.56	$20.98		$31.59	$30.13		$26.91

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.15 (e)	0.23 (e)	0.14 (e)	0.08 (e)	0.10	(e)	0.16 (e)	0.22	(e)	0.10 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	9.55	8.60	(9.70)	(2.61)	9.57	8.58		(9.70)	2.55		4.91

Total from investment operations	9.72	8.75	(9.47)	(2.47)	9.65	8.68		(9.54)	2.77		5.01

Less distributions:
Dividends from net investment income	(0.21)	(0.18)	(0.20)	(0.22)	(0.12)	(0.10)		(0.15)	(0.14)		(0.25)
Distributions from net realized gains	—	—	(0.92)	(1.17)	—	—		(0.92)	(1.17)		(1.54)

Total dividends and distributions	(0.21)	(0.18)	(1.12)	(1.39)	(0.12)	(0.10)		(1.07)	(1.31)		(1.79)

Net asset value, end of period	$39.03	$29.52	$20.95	$31.54	$39.09	$29.56		$20.98	$31.59		$30.13

Total return(b)	32.94%	41.77%	(30.49)%	(6.86)%	32.64%	41.40%		(30.68)%	9.32%		18.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$443,177	$268,186	$450,147	$337,261	$1,615,608	$1,151,915		$752,966	$1,001,617		$727,119
Ratio of expenses to average net assets:
After fees paid indirectly(a)	0.85%	0.88%	0.87%	0.85%	1.10%	1.13%		1.12%	1.10	%(c)	1.13%
Before fees paid indirectly(a)	0.86%	0.90%	0.89%	0.88%	1.11%	1.15	%(c)	1.14%	1.13	%(c)	1.14%
Ratio of net investment income to average net assets:
After fees paid indirectly(a)	0.51%	0.66%	0.86%	0.92%	0.25%	0.42%		0.60%	0.66%		0.33%
Before fees paid indirectly(a)	0.51%	0.65%	0.84%	0.89%	0.24%	0.41%		0.58%	0.64%		0.32%
Portfolio turnover rate	17%	20%	35%	42%	17%	20%		35%	42%		19%

204	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$9.66	$9.56	$10.77	$10.08	$9.77	$9.63	$9.56		$10.76	$10.08	$9.77

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.34 (e)	0.44 (e)	0.45 (e)	0.36 (e)	0.25 (e)	0.23	(e)	0.41 (e)	0.42 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.34	(0.12)	0.32 †	0.52	— #	0.35	(0.04)		0.33 †	0.51	0.01

Total from investment operations	0.62	0.22	0.76	0.97	0.36	0.60	0.19		0.74	0.93	0.34

Less distributions:
Dividends from net investment income	(0.31)	(0.08)	(1.97)	(0.27)	(0.03)	(0.28)	(0.08)		(1.94)	(0.24)	(0.01)
Distributions from net realized gains	—	(0.04)	—	(0.01)	(0.02)	—	(0.04)		—	(0.01)	(0.02)

Total dividends and distributions	(0.31)	(0.12)	(1.97)	(0.28)	(0.05)	(0.28)	(0.12)		(1.94)	(0.25)	(0.03)

Net asset value, end of year	$9.97	$9.66	$9.56	$10.77	$10.08	$9.95	$9.63		$9.56	$10.76	$10.08

Total return	6.44%	2.27%	6.73%	9.54%	3.70%	6.28%	1.96%		6.51%	9.26%	3.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$807,035	$708,202	$511,658	$604,149	$272,209	$573,902	$497,365		$493,198	$234,871	$96,604
Ratio of expenses to average net assets	0.74%	0.80%	0.86%	0.87%	0.90%	0.99%	1.05	%(c)	1.11%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	2.79%	3.58%	4.02%	4.26%	3.67%	2.55%	2.50%		3.73%	4.00%	3.29%
Portfolio turnover rate	148%	159%	121%	82%	74%	148%	159%		121%	82%	74%

EQ Advisors Trust	Financial Highlights	205

Financial Highlights (cont’d)

EQ/Global Multi-Sector Equity Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010	2009		2008		2007	2006
Net asset value, beginning of year	$11.35	$7.65	$18.85	$16.23	$12.87		$11.32	$7.62		$18.79		$16.22	$12.87

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13 (e)	0.10 (e)	0.05 (e)	0.04	(e)	0.10 (e)	0.10	(e)	0.05	(e)	— (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.18	3.72	(10.55)	6.50	4.70		1.18	3.72		(10.49)		6.50	4.66

Total from investment operations	1.31	3.85	(10.45)	6.55	4.74		1.28	3.82		(10.44)		6.50	4.69

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.04)	—	(0.10)		(0.13)	(0.12)		(0.02)		—	(0.06)
Distributions from net realized gains	—	—	(0.71)	(3.93)	(1.28)		—	—		(0.71)		(3.93)	(1.28)

Total dividends and distributions	(0.16)	(0.15)	(0.75)	(3.93)	(1.38)		(0.13)	(0.12)		(0.73)		(3.93)	(1.34)

Net asset value, end of year	$12.50	$11.35	$7.65	$18.85	$16.23		$12.47	$11.32		$7.62		$18.79	$16.22

Total return	11.60%	50.37%	(57.14)%	42.42%	37.41%		11.34%	50.18%		(57.28)%		41.98%	37.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$692,623	$576,308	$310,097	$1,016,346	$619,212		$1,883,475	$1,869,011		$1,167,237		$2,838,075	$1,849,522
Ratio of expenses to average net assets:
After reimbursements	0.91%	1.00%	1.43%	1.39%	1.47	%(c)	1.16%	1.26%		1.68	%(c)	1.64%	1.72	%(c)
After reimbursements and fees paid indirectly	0.91%	1.00%	1.43%	1.39%	1.47	%(c)	1.16%	1.26%		1.68	%(c)	1.64%	1.72	%(c)
Before reimbursements and fees paid indirectly	0.91%	1.06%	1.44%	1.39%	1.49	%(c)	1.16%	1.31	%(c)	1.69	%(c)	1.64%	1.74	%(c)
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.13%	1.38%	0.72%	0.25%	0.24%		0.87%	1.06%		0.36%		0.01%	0.19%
After reimbursements and fees paid indirectly	1.13%	1.38%	0.72%	0.25%	0.24%		0.87%	1.06%		0.36%		0.01%	0.19%
Before reimbursements and fees paid indirectly	1.12%	1.31%	0.72%	0.25%	0.22%		0.86%	0.99%		0.36%		0.01%	0.17%
Portfolio turnover rate	21%	144%	105%	101%	69%		21%	144%		105%		101%	69%

206	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Index Portfolio(gg)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.59	$9.89	$9.89	$9.67	$9.77	$9.54	$9.83	$9.84	$9.62	$9.71

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.14 (e)	0.37 (e)	0.44 (e)	0.40 (e)	0.12 (e)	0.12 (e)	0.35 (e)	0.41 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments	0.29	(0.31)	(0.02)	0.25	(0.07)	0.28	(0.31)	(0.03)	0.25	(0.06)

Total from investment operations	0.44	(0.17)	0.35	0.69	0.33	0.40	(0.19)	0.32	0.66	0.31

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.35)	(0.47)	(0.43)	(0.12)	(0.10)	(0.33)	(0.44)	(0.40)

Net asset value, end of year	$9.88	$9.59	$9.89	$9.89	$9.67	$9.82	$9.54	$9.83	$9.84	$9.62

Total return	4.55%	(1.77)%	3.56%	7.13%	3.35%	4.19%	(1.93)%	3.19%	6.97%	3.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,374,541	$1,272,942	$233,132	$227,848	$222,451	$504,502	$493,833	$557,195	$470,755	$486,352
Ratio of expenses to average net assets	0.48%	0.49%	0.65%	0.63%	0.61%	0.73%	0.74%	0.90%	0.88%	0.86%
Ratio of net investment income (loss) to average net assets	1.50%	1.48%	3.74%	4.46%	4.03%	1.24%	1.26%	3.49%	4.21%	3.74%
Portfolio turnover rate	50%	120%	211%	167%	231%	50%	120%	211%	167%	231%

EQ Advisors Trust	Financial Highlights	207

Financial Highlights (cont’d)

EQ/International Core PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007		2006
Net asset value, beginning of year	$8.95	$6.80	$12.76	$13.89	$12.47	$8.96	$6.80	$12.77		$13.90		$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.15 (e)	0.22 (e)	0.23	0.15 (e)	0.09 (e)	0.13 (e)	0.22	(e)	0.22		0.14	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.74	2.26	(5.84)	1.79	2.26	0.73	2.27	(5.87)		1.76		2.24

Total from investment operations	0.85	2.41	(5.62)	2.02	2.41	0.82	2.40	(5.65)		1.98		2.38

Less distributions:
Dividends from net investment income	(0.19)	(0.26)	(0.16)	(0.10)	(0.19)	(0.16)	(0.24)	(0.14)		(0.06)		(0.16)
Distributions from net realized gains	—	—	(0.16)	(3.05)	(0.80)	—	—	(0.16)		(3.05)		(0.80)
Return of capital	—	—	(0.02)	—	—	—	—	(0.02)		—		—

Total dividends and distributions	(0.19)	(0.26)	(0.34)	(3.15)	(0.99)	(0.16)	(0.24)	(0.32)		(3.11)		(0.96)

Net asset value, end of year	$9.61	$8.95	$6.80	$12.76	$13.89	$9.62	$8.96	$6.80		$12.77		$13.90

Total return	9.52%	35.55%	(44.67)%	15.54%	19.57%	9.23%	35.34%	(44.86)%		15.20%		19.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$445,820	$404,122	$1,250,082	$723,648	$430,037	$984,130	$943,631	$661,369		$1,193,151		$1,117,308
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.85%	0.85%	0.85%	0.88%	0.95%	1.10%	1.10%	1.10%		1.13	%(c)	1.20%
After waivers, reimbursements and fees paid indirectly(f)	0.85%	0.84%	0.83%	0.79%	0.95%	1.10%	1.10%	1.09%		1.04%		1.20%
Before waivers, reimbursements and fees paid indirectly(f)	0.85%	0.85%	0.87%	0.90%	1.01%	1.10%	1.10%	1.12	%(c)	1.15	%(c)	1.26	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.30%	2.11%	2.22%	1.57%	1.08%	1.00%	1.63%	2.12%		1.49%		1.03%
After waivers, reimbursements and fees paid indirectly(f)	1.30%	2.12%	2.24%	1.66%	1.08%	1.01%	1.64%	2.13%		1.60%		1.04%
Before waivers, reimbursements and fees paid indirectly(f)	1.30%	2.11%	2.20%	1.55%	1.02%	1.00%	1.63%	2.10%		1.47%		0.98%
Portfolio turnover rate	12%	17%	8%	95%	25%	12%	17%	8%		95%		25%

208	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

(fka EQ/AllianceBernstein International Portfolio)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.36	$6.71	$14.47	$14.42	$12.70	$8.23	$6.60		$14.25	$14.22	$12.53

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.18 (e)	0.32 (e)	0.27 (e)	0.19 (e)	0.13 (e)	0.15	(e)	0.29 (e)	0.22 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.29	1.67	(7.56)	1.40	2.82	0.30	1.66		(7.44)	1.38	2.78

Total from investment operations	0.45	1.85	(7.24)	1.67	3.01	0.43	1.81		(7.15)	1.60	2.93

Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.33)	(0.24)	(0.24)	(0.19)	(0.18)		(0.31)	(0.19)	(0.19)
Distributions from net realized gains	—	—	(0.19)	(1.38)	(1.05)	—	—		(0.19)	(1.38)	(1.05)

Total dividends and distributions	(0.21)	(0.20)	(0.52)	(1.62)	(1.29)	(0.19)	(0.18)		(0.50)	(1.57)	(1.24)

Net asset value, end of year	$8.60	$8.36	$6.71	$14.47	$14.42	$8.47	$8.23		$6.60	$14.25	$14.22

Total return	5.46%	27.67%	(50.66)%	11.98%	23.80%	5.24%	27.45%		(50.83)%	11.69%	23.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,134,210	$1,178,274	$767,423	$1,713,719	$1,602,552	$871,872	$932,816		$807,551	$1,739,210	$1,342,183
Ratio of expenses to average net assets:
After waivers	0.83%	0.85%	0.85%	0.85%	0.85%	1.08%	1.10%		1.10%	1.10%	1.10%
After waivers and fees paid indirectly	0.83%	0.85%	0.85%	0.85%	0.85%	1.08%	1.10%		1.10%	1.10%	1.10%
Before waivers and fees paid indirectly	0.83%	0.87%	0.90%	0.89%	0.88%	1.08%	1.12	%(c)	1.15%	1.14%	1.13%
Ratio of net investment income to average net assets:
After waivers	1.93%	2.45%	2.83%	1.74%	1.36%	1.69%	2.19%		2.59%	1.46%	1.10%
After waivers and fees paid indirectly	1.93%	2.45%	2.83%	1.74%	1.37%	1.69%	2.19%		2.59%	1.46%	1.10%
Before waivers and fees paid indirectly	1.93%	2.43%	2.78%	1.69%	1.33%	1.69%	2.16%		2.54%	1.42%	1.06%
Portfolio turnover rate	61%	85%	65%	52%	70%	61%	85%		65%	52%	70%

EQ Advisors Trust	Financial Highlights	209

Financial Highlights (cont’d)

EQ/International Value PLUS Portfolio

(fka EQ/BlackRock International Value Portfolio)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007		2006	2010	2009		2008	2007		2006
Net asset value, beginning of year	$11.11	$8.67	$16.12	$16.67		$14.20	$11.12	$8.67		$16.13	$16.67		$14.20

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.16 (e)	0.37 (e)	0.32	(e)	0.30 (e)	0.14 (e)	0.18	(e)	0.33 (e)	0.30	(e)	0.29 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.53	2.51	(7.19)	1.34	(y)	3.37	0.52	2.47		(7.18)	1.32	(y)	3.34

Total from investment operations	0.70	2.67	(6.82)	1.66		3.67	0.66	2.65		(6.85)	1.62		3.63

Less distributions:
Dividends from net investment income	(0.11)	(0.23)	(0.31)	(0.39)		(0.32)	(0.08)	(0.20)		(0.29)	(0.34)		(0.28)
Distributions from net realized gains	—	—	(0.32)	(1.82)		(0.88)	—	—		(0.32)	(1.82)		(0.88)

Total dividends and distributions	(0.11)	(0.23)	(0.63)	(2.21)		(1.20)	(0.08)	(0.20)		(0.61)	(2.16)		(1.16)

Net asset value, end of year	$11.70	$11.11	$8.67	$16.12		$16.67	$11.70	$11.12		$8.67	$16.13		$16.67

Total return	6.36%	30.86%	(42.97)%	10.45	%(y)	25.98%	6.00%	30.64%		(43.15)%	10.22	%(y)	25.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$368,614	$382,929	$715,592	$1,203,247		$680,147	$1,173,061	$1,181,846		$933,078	$1,807,680		$1,655,259
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.01%	1.00%		1.00%	1.25%	1.25%		1.26%	1.25%		1.25%
After waivers and fees paid indirectly	1.00%	1.00%	1.01%	1.00%		1.00%	1.25%	1.25%		1.26%	1.25%		1.25%
Before waivers and fees paid indirectly	1.00%	1.02%	1.03%	1.00%		1.00%	1.25%	1.27	%(c)	1.28%	1.25%		1.25%
Ratio of net investment income to average net assets:
After waivers	1.53%	1.76%	2.90%	1.83%		1.82%	1.29%	1.85%		2.59%	1.73%		1.77%
After waivers and fees paid indirectly	1.53%	1.76%	2.90%	1.83%		1.82%	1.29%	1.85%		2.59%	1.73%		1.77%
Before waivers and fees paid indirectly	1.53%	1.75%	2.88%	1.83%		1.82%	1.29%	1.85%		2.57%	1.73%		1.77%
Portfolio turnover rate	112%	189%	119%	81%		57%	112%	189%		119%	81%		57%

210	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008		2007	2006	2010	2009	2008		2007	2006
Net asset value, beginning of year	$8.81	$6.75	$11.63		$14.16	$12.59	$8.83	$6.77	$11.66		$14.19	$12.61

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.13 (e)	0.20	(e)	0.23 (e)	0.24 (e)	0.12 (e)	0.11 (e)	0.17	(e)	0.20 (e)	0.21	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	2.06	(4.78)		(0.39)	2.36	0.97	2.06	(4.78)		(0.39)	2.37

Total from investment operations	1.10	2.19	(4.58)		(0.16)	2.60	1.09	2.17	(4.61)		(0.19)	2.58

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.20)		(0.24)	(0.25)	(0.12)	(0.11)	(0.18)		(0.21)	(0.22)
Distributions from net realized gains	—	—	(0.10)		(2.13)	(0.78)	—	—	(0.10)		(2.13)	(0.78)

Total dividends and distributions	(0.14)	(0.13)	(0.30)		(2.37)	(1.03)	(0.12)	(0.11)	(0.28)		(2.34)	(1.00)

Net asset value, end of year	$9.77	$8.81	$6.75		$11.63	$14.16	$9.80	$8.83	$6.77		$11.66	$14.19

Total return	12.57%	32.53%	(39.56	)%(aa)	(0.93)%	20.65%	12.38%	32.10%	(39.70	)%(bb)	(1.18)%	20.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,383	$21,638	$15,128		$1,890	$1,791	$376,137	$347,963	$282,348		$559,519	$645,905
Ratio of expenses to average net assets:
After waivers	0.73%	0.75%	0.71%		0.70%	0.70%	0.98%	1.00%	0.96%		0.95%	0.95%
Before waivers	0.73%	0.76%	0.76%		0.74%	0.73%	0.98%	1.01%	1.01%		0.99%	0.98	%(c)
Ratio of net investment income to average net assets:
After waivers	1.57%	1.73%	2.31%		1.62%	1.75%	1.31%	1.53%	1.84%		1.37%	1.53%
Before waivers	1.57%	1.72%	2.26%		1.58%	1.72%	1.31%	1.52%	1.78%		1.33%	1.51%
Portfolio turnover rate	65%	83%	100%		79%	78%	65%	83%	100%		79%	78%

EQ Advisors Trust	Financial Highlights	211

Financial Highlights (cont’d)

EQ/Large Cap Core PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008		2007		2006
Net asset value, beginning of year	$6.88	$5.66	$9.08	$11.30	$10.09	$6.88	$5.66		$9.09		$11.31		$10.10

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.09 (e)	0.14 (e)	0.16	0.11 (e)	0.07 (e)	0.09	(e)	0.11	(e)	0.15		0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.91	1.42	(3.52)	0.28	1.22	0.90	1.41		(3.51)		0.26		1.22

Total from investment operations	0.99	1.51	(3.38)	0.44	1.33	0.97	1.50		(3.40)		0.41		1.31

Less distributions:
Dividends from net investment income	(0.09)	(0.29)	(0.04)	(0.18)	(0.12)	(0.07)	(0.28)		(0.03)		(0.15)		(0.10)
Distributions from net realized gains	(0.56)	—	—	(2.48)	—	(0.56)	—		—		(2.48)		—

Total dividends and distributions	(0.65)	(0.29)	(0.04)	(2.66)	(0.12)	(0.63)	(0.28)		(0.03)		(2.63)		(0.10)

Net asset value, end of year	$7.22	$6.88	$5.66	$9.08	$11.30	$7.22	$6.88		$5.66		$9.09		$11.31

Total return	14.56%	26.84%	(37.20)%	4.17%	13.22%	14.27%	26.50%		(37.42)%		3.90%		12.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$450,116	$423,167	$1,154,780	$297	$201	$190,389	$183,149		$152,504		$284,177		$329,937
Ratio of expenses to average net assets:
After waivers and reimbursements	0.70%	0.70%	0.73%	0.70%	0.70%	0.95%	0.95	%(c)	0.98	%(c)	0.95%		0.95%
After waivers, reimbursements and fees paid indirectly	0.70%	0.68%	0.65%	0.56%	0.69%	0.95%	0.93	%(c)	0.90	%(c)	0.81	%(c)	0.94%
Before waivers, reimbursements and fees paid indirectly	0.71%	0.70%	0.77%	0.75%	0.73%	0.96%	0.95	%(c)	1.02	%(c)	1.00%		0.98	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.19%	1.60%	2.42%	1.31%	1.05%	0.94%	1.40%		1.46%		1.01%		0.83%
After waivers, reimbursements and fees paid indirectly	1.19%	1.62%	2.50%	1.45%	1.06%	0.94%	1.43%		1.49%		1.17%		0.84%
Before waivers, reimbursements and fees paid indirectly	1.18%	1.60%	2.38%	1.26%	1.02%	0.93%	1.40%		1.35%		0.97%		0.80%
Portfolio turnover rate	24%	36%	39%	109%	33%	24%	36%		39%		109%		33%

212	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2010		2009	2008		2007	2006		2010		2009		2008		2007		2006
Net asset value, beginning of year	$7.60		$5.68	$8.95		$7.82	$7.85		$7.45		$5.57		$8.76		$7.68		$7.72

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.09 (e)	0.03	(e)	0.01 (e)	—	##(e)	0.07	(e)	0.09	(e)	0.01	(e)	(0.02	)(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and futures	1.18		1.99	(3.28)		1.12	(0.03)		1.15		1.93		(3.19)		1.10		(0.02)

Total from investment operations	1.27		2.08	(3.25)		1.13	(0.03)		1.22		2.02		(3.18)		1.08		(0.04)

Less distributions:
Dividends from net investment income	(0.10)		(0.16)	(0.02)		—	—		(0.08)		(0.14)		(0.01)		—		—

Total dividends and distributions	(0.10)		(0.16)	(0.02)		—	—		(0.08)		(0.14)		(0.01)		—		—

Net asset value, end of year	$8.77		$7.60	$5.68		$8.95	$7.82		$8.59		$7.45		$5.57		$8.76		$7.68

Total return	16.74	%(yy)	36.67%	(36.18	)%(k)	14.32%	(0.38)%		16.36	%(zz)	36.27%		(36.29	)%(l)	14.06%		(0.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$587,034		$587,223	$5,568		$7,442	$108,447		$610,712		$582,328		$446,803		$754,477		$728,698
Ratio of expenses to average net assets:
After waivers	0.49%		0.50%	0.80%		0.80%	0.80%		0.74%		0.75	%(c)	1.05%		1.05%		1.05%
After waivers and fees paid indirectly	0.49%		0.50%	0.68%		0.78%	0.78%		0.74%		0.75	%(c)	0.93	%(c)	1.03	%(c)	1.03%
Before waivers and fees paid indirectly	0.49%		0.50%	1.01%		1.03%	0.98%		0.74%		0.75	%(c)	1.26	%(c)	1.28%		1.23	%(c)
Ratio of net investment income to average net assets:
After waivers	1.16%		1.45%	0.31%		0.05%	(0.07)%		0.91%		1.47%		0.05%		(0.20)%		(0.30)%
After waivers and fees paid indirectly	1.16%		1.45%	0.43%		0.07%	(0.05)%		0.91%		1.47%		0.16%		(0.19)%		(0.28)%
Before waivers and fees paid indirectly	1.16%		1.45%	0.10%		(0.18)%	(0.25)%		0.91%		1.47%		(0.17)%		(0.43)%		(0.50)%
Portfolio turnover rate	23%		49%	131%		89%	83%		23%		49%		131%		89%		83%

EQ Advisors Trust	Financial Highlights	213

Financial Highlights (cont’d)

EQ/Large Cap Growth PLUS Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010		2009		2008		2007		2006
Net asset value, beginning of year	$14.95	$11.32	$18.12	$15.74	$14.57		$14.59		$10.95		$17.75		$15.40		$14.29

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.13 (e)	0.14 (e)	0.10	—	##(e)	0.06	(e)	0.12	(e)	0.07	(e)	0.06		(0.04	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.05	3.71	(6.89)	2.39	1.17		2.05		3.68		(6.85)		2.35		1.15

Total from investment operations	2.15	3.84	(6.75)	2.49	1.17		2.11		3.80		(6.78)		2.41		1.11

Less distributions:
Dividends from net investment income	(0.10)	(0.21)	(0.05)	(0.11)	—		(0.06)		(0.16)		(0.02)		(0.06)		—

Net asset value, end of year	$17.00	$14.95	$11.32	$18.12	$15.74		$16.64		$14.59		$10.95		$17.75		$15.40

Total return	14.40%	33.93%	(37.28)%	15.81%	8.03%		14.46%		34.77%		(38.28)%		15.66%		7.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,097,259	$939,856	$2,408,216	$7,371	$4,679		$699,946		$679,158		$537,379		$978,032		$860,495
Ratio of expenses to average net assets:
After waivers and reimbursements	0.68%	0.70%	0.73%	0.73%	0.77%		0.93	%(c)	0.95	%(c)	0.98	%(c)	0.98	%(c)	1.02	%(c)
After waivers, reimbursements and fees paid indirectly	0.68%	0.69%	0.73%	0.58%	0.75%		0.93	%(c)	0.94%		0.98	%(c)	0.83%		1.00	%(c)
Before waivers, reimbursements and fees paid indirectly	0.69%	0.70%	0.74%	0.74%	0.77%		0.94%		0.95	%(c)	0.99	%(c)	0.99%		1.02	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.65%	1.10%	0.18%	0.49%	(0.04)%		0.43%		0.94%		0.48%		0.24%		(0.30)%
After waivers, reimbursements and fees paid indirectly	0.65%	1.10%	0.18%	0.64%	(0.02)%		0.43%		0.95%		0.49%		0.39%		(0.28)%
Before waivers, reimbursements and fees paid indirectly	0.64%	1.10%	0.17%	0.49%	(0.04)%		0.42%		0.94%		0.47%		0.23%		(0.30)%
Portfolio turnover rate	39%	43%	33%	136%	130%		39%		43%		33%		136%		130%

214	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010		2009		2008		2007		2006
Net asset value, beginning of year	$4.66	$4.25	$10.32	$11.19	$10.45	$4.65		$4.23		$10.29		$11.18		$10.47

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.09 (e)	0.12 (e)	0.03 (e)	0.03 (e)	0.09	(e)	0.08	(e)	0.10	(e)	(0.01	)(e)	—	#(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.60	0.73	(5.88)	(0.67)	0.71	0.58		0.73		(5.86)		(0.65)		0.71

Total from investment operations	0.70	0.82	(5.76)	(0.64)	0.74	0.67		0.81		(5.76)		(0.66)		0.71

Less distributions:
Dividends from net investment income	(0.09)	(0.41)	(0.11)	—	— #	(0.07)		(0.39)		(0.10)		—		—	#
Distributions from net realized gains	—	—	(0.20)	(0.23)	— #	—		—		(0.20)		(0.23)		—	#

Total dividends and distributions	(0.09)	(0.41)	(0.31)	(0.23)	— #	(0.07)		(0.39)		(0.30)		(0.23)		—	#

Net asset value, end of year	$5.27	$4.66	$4.25	$10.32	$11.19	$5.25		$4.65		$4.23		$10.29		$11.18

Total return	14.99%	19.37%	(56.56)%	(5.70)%	7.12%	14.52%		19.34%		(56.75)%		(5.88)%		6.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,945	$1,746	$1,187	$1,246	$112	$141,495		$122,699		$87,602		$213,065		$203,514
Ratio of expenses to average net assets:
After waivers	0.57%	0.50%	0.75%	0.75%	0.75%	0.82	%(c)	0.75	%(c)	1.00%		1.00%		1.00%
After waivers and fees paid indirectly	0.56%	0.49%	0.45%	0.72%	0.72%	0.81%		0.74	%(c)	0.70	%(c)	0.97	%(c)	0.97	%(c)
Before waivers and fees paid indirectly	0.57%	0.50%	0.83%	0.82%	0.84%	0.82	%(c)	0.75	%(c)	1.08%		1.07%		1.09%
Ratio of net investment income to average net assets:
After waivers	2.05%	2.03%	1.50%	0.28%	0.21%	1.77%		1.97%		1.16%		(0.07)%		(0.05)%
After waivers and fees paid indirectly	2.05%	2.04%	1.80%	0.30%	0.24%	1.78%		1.97%		1.37%		(0.05)%		(0.01)%
Before waivers and fees paid indirectly	2.05%	2.03%	1.42%	0.21%	0.12%	1.77%		1.97%		1.07%		(0.15)%		(0.14)%
Portfolio turnover rate	28%	100%	82%	29%	9%	28%		100%		82%		29%		9%

EQ Advisors Trust	Financial Highlights	215

Financial Highlights (cont’d)

EQ/Large Cap Value PLUS Portfolio(i)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007		2006
Net asset value, beginning of year	$9.15	$7.75	$14.27	$16.39	$14.51	$9.12	$7.73	$14.26		$16.38		$14.50

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.19 (e)	0.43	0.35 (e)	0.30 (e)	0.10 (e)	0.17 (e)	0.31	(e)	0.30	(e)	0.26 (e)
Net realized and unrealized gain (loss) on investments and futures	1.05	1.41	(6.57)	(1.07)	2.83	1.06	1.40	(6.49)		(1.06)		2.83

Total from investment operations	1.18	1.60	(6.14)	(0.72)	3.13	1.16	1.57	(6.18)		(0.76)		3.09

Less distributions:
Dividends from net investment income	(0.14)	(0.20)	(0.38)	(0.26)	(0.30)	(0.11)	(0.18)	(0.35)		(0.22)		(0.26)
Distributions from net realized gains	—	—	—	(1.14)	(0.95)	—	—	—		(1.14)		(0.95)

Total dividends and distributions	(0.14)	(0.20)	(0.38)	(1.40)	(1.25)	(0.11)	(0.18)	(0.35)		(1.36)		(1.21)

Net asset value, end of year	$10.19	$9.15	$7.75	$14.27	$16.39	$10.17	$9.12	$7.73		$14.26		$16.38

Total return	12.89%	20.73%	(43.06)%	(4.30)%	21.70%	12.76%	20.34%	(43.32)%		(4.55)%		21.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,027,488	$2,305,328	$1,254,315	$3,770,999	$1,531,086	$1,605,171	$1,634,368	1,552,709		$3,310,417		$2,844,395
Ratio of expenses to average net assets:
After waivers	0.66%	0.70%	0.70%	0.70%	0.70%	0.91%	0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly	0.66%	0.69%	0.64%	0.62%	0.69%	0.91%	0.94%	0.89	%(c)	0.87	%(c)	0.94%
Before waivers and fees paid indirectly	0.66%	0.70%	0.72%	0.71%	0.70%	0.91%	0.95%	0.97%		0.96	%(c)	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers	1.33%	2.35%	2.36%	2.06%	1.92%	1.09%	2.22%	2.41%		1.74%		1.67%
After waivers and fees paid indirectly	1.34%	2.36%	2.42%	2.15%	1.93%	1.09%	2.23%	2.49%		1.80%		1.68%
Before waivers and fees paid indirectly	1.33%	2.35%	2.34%	2.05%	1.92%	1.09%	2.22%	2.40%		1.72%		1.67%
Portfolio turnover rate	38%	52%	39%	50%	28%	38%	52%	39%		50%		28%

216	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Lord Abbett Growth and Income Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.83	$7.53	$12.15	$12.36	$10.67		$8.85	$7.54	$12.16	$12.37	$10.68

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.08 (e)	0.17 (e)	0.17 (e)	0.22	(e)	0.04 (e)	0.06 (e)	0.15 (e)	0.14 (e)	0.16	(e)
Net realized and unrealized gain (loss) on investments	1.50	1.30	(4.58)	0.29	1.65		1.50	1.31	(4.58)	0.28	1.68

Total from investment operations	1.57	1.38	(4.41)	0.46	1.87		1.54	1.37	(4.43)	0.42	1.84

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.18)	(0.18)	(0.10)		(0.04)	(0.06)	(0.16)	(0.14)	(0.07)
Distributions from net realized gains	—	—	(0.03)	(0.49)	(0.08)		—	—	(0.03)	(0.49)	(0.08)

Total dividends and distributions	(0.07)	(0.08)	(0.21)	(0.67)	(0.18)		(0.04)	(0.06)	(0.19)	(0.63)	(0.15)

Net asset value, end of year	$10.33	$8.83	$7.53	$12.15	$12.36		$10.35	$8.85	$7.54	$12.16	$12.37

Total return	17.79%	18.33%	(36.41)%	3.79%	17.48%		17.46%	18.14%	(36.54)%	3.43%	17.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,823	$30,315	$31,031	$65,415	$74,235		$184,677	$136,026	$107,388	$172,888	$156,413
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%		1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.74%	0.73%	0.73%	0.73%	0.74%		0.99%	0.98%	0.98%	0.98%	0.99%
Before waivers and fees paid indirectly	0.80%	0.83%	0.85%	0.81%	0.88	%(c)	1.05%	1.08%	1.10%	1.06%	1.13	%(c)
Ratio of net investment income to average net assets:
After waivers	0.71%	1.03%	1.66%	1.35%	1.75%		0.45%	0.74%	1.43%	1.08%	1.33%
After waivers and fees paid indirectly	0.72%	1.05%	1.68%	1.36%	1.76%		0.47%	0.77%	1.45%	1.10%	1.34%
Before waivers and fees paid indirectly	0.66%	0.95%	1.56%	1.29%	1.67%		0.41%	0.67%	1.33%	1.02%	1.19%
Portfolio turnover rate	54%	75%	109%	85%	49%		54%	75%	109%	85%	49%

EQ Advisors Trust	Financial Highlights	217

Financial Highlights (cont’d)

EQ/Lord Abbett Large Cap Core Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007		2006
Net asset value, beginning of year	$10.65	$8.53	$12.59	$11.88	$10.69	$10.66	$8.54	$12.60	$11.89		$10.69

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.10 (e)	0.16 (e)	0.13 (e)	0.14 (e)	0.04 (e)	0.07 (e)	0.13 (e)	0.10	(e)	0.11	(e)
Net realized and unrealized gain (loss) on investments	1.44	2.10	(4.02)	1.16	1.24	1.44	2.11	(4.01)	1.16		1.25

Total from investment operations	1.51	2.20	(3.86)	1.29	1.38	1.48	2.18	(3.88)	1.26		1.36

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.13)	(0.12)	(0.12)	(0.04)	(0.06)	(0.11)	(0.09)		(0.09)
Distributions from net realized gains	—	—	(0.07)	(0.46)	(0.07)	—	—	(0.07)	(0.46)		(0.07)

Total dividends and distributions	(0.07)	(0.08)	(0.20)	(0.58)	(0.19)	(0.04)	(0.06)	(0.18)	(0.55)		(0.16)

Net asset value, end of year	$12.09	$10.65	$8.53	$12.59	$11.88	$12.10	$10.66	$8.54	$12.60		$11.89

Total return	14.22%	25.86%	(30.80)%	10.99%	12.92%	13.92%	25.51%	(30.95)%	10.69%		12.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,470	$6,803	$2,900	$1,262	$121	$248,215	$190,644	$100,829	$91,751		$58,690
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%		1.00%
After waivers and fees paid indirectly	0.74%	0.74%	0.74%	0.74%	0.74%	0.99%	0.99%	0.99%	0.99%		0.99%
Before waivers and fees paid indirectly	0.80%	0.84%	0.87%	0.86%	1.03%	1.05%	1.09%	1.12%	1.11	%(c)	1.28	%(c)
Ratio of net investment income to average net assets:
After waivers	0.68%	1.03%	1.46%	1.03%	1.21%	0.37%	0.79%	1.19%	0.82%		0.96%
After waivers and fees paid indirectly	0.68%	1.04%	1.46%	1.04%	1.22%	0.38%	0.80%	1.19%	0.83%		0.97%
Before waivers and fees paid indirectly	0.63%	0.95%	1.34%	0.92%	0.93%	0.33%	0.70%	1.07%	0.69%		0.70%
Portfolio turnover rate	20%	46%	43%	42%	36%	20%	46%	43%	42%		36%

218	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

(fka EQ/International Growth Portfolio)

	Class IA				Class IB
	Year Ended December 31,		September 26, 2008* to December 31, 2008		Year Ended December 31,
	2010	2009			2010	2009		2008	2007	2006
Net asset value, beginning of period	$5.69	$4.19	$5.43		$5.70	$4.20		$7.24	$6.50	$5.21

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.09 (e)	—	#(e)	0.06 (e)	0.06	(e)	0.06 (e)	0.04 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.80	1.48	(1.18)		0.79	1.50		(2.93)	1.00	1.28

Total from investment operations	0.87	1.57	(1.18)		0.85	1.56		(2.87)	1.04	1.34

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.06)		(0.05)	(0.06)		(0.06)	(0.04)	(0.05)
Distributions from net realized gains	—	—	—		—	—		(0.11)	(0.26)	—

Total dividends and distributions	(0.07)	(0.07)	(0.06)		(0.05)	(0.06)		(0.17)	(0.30)	(0.05)

Net asset value, end of period	$6.49	$5.69	$4.19		$6.50	$5.70		$4.20	$7.24	$6.50

Total return(b)	15.28%	37.52%	(21.75)%		14.96%	37.08%		(40.19)%	16.14%	25.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$464,770	$372,913	$22,175		$522,003	$388,106		$242,846	$361,284	$164,899
Ratio of expenses to average net assets(a)	0.99%	1.07%	1.12	%(c)	1.24%	1.32	%(c)	1.37%	1.37%	1.42%
Ratio of net investment income to average net assets(a)	1.23%	1.74%	0.02%		1.01%	1.33%		1.05%	0.61%	1.01%
Portfolio turnover rate	52%	57%	71%		52%	57%		71%	57%	79%

EQ Advisors Trust	Financial Highlights	219

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007		2006
Net asset value, beginning of year	$6.74	$5.00	$10.09	$10.75	$10.35	$6.65	$4.93	$9.96		$10.65		$10.26

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.07 (e)	0.10 (e)	0.02 (e)	0.02 (e)	0.05 (e)	0.06 (e)	0.07	(e)	(0.01	)(e)	—	##(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.69	1.75	(5.02)	0.84	1.16	1.67	1.72	(4.94)		0.84		1.14

Total from investment operations	1.76	1.82	(4.92)	0.86	1.18	1.72	1.78	(4.87)		0.83		1.14

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.08)	—	(0.03)	(0.06)	(0.06)	(0.07)		—		—	##
Distributions from net realized gains	—	—	(0.09)	(1.52)	(0.75)	—	—	(0.09)		(1.52)		(0.75)

Total dividends and distributions	(0.08)	(0.08)	(0.17)	(1.52)	(0.78)	(0.06)	(0.06)	(0.16)		(1.52)		(0.75)

Net asset value, end of year	$8.42	$6.74	$5.00	$10.09	$10.75	$8.31	$6.65	$4.93		$9.96		$10.65

Total return	26.09%	36.43%	(49.10)%	8.25%	11.79%	25.81%	36.18%	(49.28)%		8.05%		11.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,621	$128,836	$39,101	$63,363	$51,403	$1,201,887	$1,047,011	$788,812		$1,611,257		$1,516,836
Ratio of expenses to average net assets:
After waivers	0.48%	0.51%	0.76%	0.75%	0.75%	0.73%	0.75%	1.01%		1.00%		1.00%
After waivers and fees paid indirectly	0.48%	0.50%	0.58%	0.75%	0.72%	0.72%	0.74%	0.83	%(c)	1.00%		0.97	%(c)
Before waivers and fees paid indirectly	0.48%	0.51%	0.82%	0.81%	0.80%	0.73%	0.76%	1.07%		1.06%		1.05	%(c)
Ratio of net investment income to average net assets:
After waivers	0.95%	1.21%	1.07%	0.19%	0.19%	0.72%	1.07%	0.76%		(0.06)%		(0.04)%
After waivers and fees paid indirectly	0.95%	1.21%	1.25%	0.20%	0.22%	0.72%	1.08%	0.93%		(0.06)%		—	%‡‡
Before waivers and fees paid indirectly	0.95%	1.20%	1.01%	0.13%	0.15%	0.72%	1.06%	0.71%		(0.12)%		(0.08)%
Portfolio turnover rate	11%	16%	239%	112%	155%	11%	16%	239%		112%		155%

220	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Value PLUS Portfolio(hh)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008	2007	2006
Net asset value, beginning of year	$8.29	$6.18	$10.39	$14.37	$14.01	$8.21	$6.10		$10.31	$14.30	$13.95

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.15 (e)	0.14 (e)	0.19	0.08 (e)	0.09 (e)	0.11	(e)	0.12 (e)	0.16	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.75	2.06	(4.20)	(0.42)	1.68	1.75	2.08		(4.20)	(0.44)	1.67

Total from investment operations	1.86	2.21	(4.06)	(0.23)	1.76	1.84	2.19		(4.08)	(0.28)	1.71

Less distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.15)	(0.19)	(0.08)	(0.09)	(0.08)		(0.13)	(0.15)	(0.04)
Distributions from net realized gains	—	—	—	(3.56)	(1.32)	—	—		—	(3.56)	(1.32)

Total dividends and distributions	(0.12)	(0.10)	(0.15)	(3.75)	(1.40)	(0.09)	(0.08)		(0.13)	(3.71)	(1.36)

Net asset value, end of year	$10.03	$8.29	$6.18	$10.39	$14.37	$9.96	$8.21		$6.10	$10.31	$14.30

Total return	22.45%	35.75%	(39.06)%	(1.29)%	12.76%	22.47%	35.86%		(39.53)%	(1.62)%	12.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$281,098	$272,556	$18,747	$26,777	$24,186	$1,752,837	$1,662,787		$838,774	$1,671,712	$1,897,629
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.73%	0.76%	0.79%	0.83%	0.99%	0.98	%(c)	1.01%	1.04%	1.08%
After waivers, reimbursements and fees paid indirectly	0.73%	0.47%	0.75%	0.58%	0.82%	0.98%	0.84%		1.00%	0.83%	1.07	%(c)
Before waivers, reimbursements and fees paid indirectly	0.74%	0.74%	0.77%	0.79%	0.83%	0.99%	0.99	%(c)	1.02%	1.04%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.24%	1.71%	1.62%	1.05%	0.53%	1.01%	1.51%		1.34%	0.82%	0.27%
After waivers, reimbursements and fees paid indirectly	1.24%	1.98%	1.63%	1.26%	0.54%	1.01%	1.67%		1.34%	1.03%	0.29%
Before waivers, reimbursements and fees paid indirectly	1.24%	1.70%	1.61%	1.05%	0.53%	1.01%	1.51%		1.32%	0.81%	0.27%
Portfolio turnover rate	35%	155%	38%	160%	66%	35%	155%		38%	160%	66%

EQ Advisors Trust	Financial Highlights	221

Financial Highlights (cont’d)

EQ/Money Market Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010		2009		2008		2007	2006
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000		$1.000		$1.000		$1.000	$1.000

Income (loss) from investment operations:
Net investment income (loss)	0.001 (e)	0.002 (e)	0.020 (e)	0.048 (e)	0.046 (e)	—	###(e)	—	###(e)	0.019	(e)	0.046 (e)	0.044 (e)
Net realized and unrealized gains (losses) on investments	— ###	— ###	0.003	— ###	— ###	—	###	—	###	0.002		— ###	— ###

Total from investment operations	0.001	0.002	0.023	0.048	0.046	—	###	—	###	0.021		0.046	0.044

Less distributions:
Dividends from net investment income	(0.001)	(0.002)	(0.023)	(0.048)	(0.046)	—	###	—		(0.021)		(0.046)	(0.044)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000		$1.000		$1.000		$1.000	$1.000

Total return	0.08%	0.25%	2.36%	4.97%	4.72%	0.00%		0.01%		2.13%		4.71%	4.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$609,865	$676,438	$2,037,507	$869,405	$831,695	$973,940		$1,320,835		$1,928,723		$1,199,272	$918,153
Ratio of expenses to average net assets:
After waivers	0.14%	0.07%	0.47%	0.45%	0.44%	0.23%		0.32%		0.72	%(c)	0.70%	0.69%
Before waivers	0.46%	0.47%	0.47%	0.45%	0.44%	0.71%		0.72%		0.72	%(c)	0.70%	0.69%
Ratio of net investment income to average net assets:
After waivers	0.09%	0.24%	2.03%	4.83%	4.65%	—	%‡‡	(0.01)%		1.95%		4.57%	4.42%
Before waivers	(0.23)%	(0.15)%	2.03%	4.83%	4.65%	(0.48)%		(0.41)%		1.95%		4.57%	4.42%

222	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Montag & Caldwell Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008		2007	2006
Net asset value, beginning of year	$5.67	$4.39	$6.56	$5.44	$5.05	$5.69	$4.40	$6.57		$5.45	$5.06

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.03 (e)	0.02 (e)	0.03 (e)	0.02 (e)	0.03 (e)	0.02 (e)	0.01	(e)	0.01 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	0.44	1.28	(2.17)	1.12	0.39	0.43	1.29	(2.17)		1.12	0.39

Total from investment operations	0.49	1.31	(2.15)	1.15	0.41	0.46	1.31	(2.16)		1.13	0.40

Less distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.02)	(0.03)	(0.02)	(0.03)	(0.02)	(0.01)		(0.01)	(0.01)

Net asset value, end of year	$6.11	$5.67	$4.39	$6.56	$5.44	$6.12	$5.69	$4.40		$6.57	$5.45

Total return	8.61%	29.94%	(32.74)%	21.13%	8.20%	8.14%	29.77%	(32.86)%		20.77%	7.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,437	$10,532	$5,898	$15,661	$10,045	$352,867	$360,580	$295,780		$345,467	$274,068
Ratio of expenses to average net assets:
After waivers	0.89%	0.91%	0.90%	0.90%	0.88%	1.14%	1.16%	1.15	%(c)	1.15%	1.13%
After waivers and fees paid indirectly	0.86%	0.88%	0.88%	0.88%	0.86%	1.11%	1.13%	1.13%		1.13%	1.11%
Before waivers and fees paid indirectly	0.89%	0.91%	0.90%	0.90%	0.88%	1.14%	1.16%	1.15	%(c)	1.15%	1.13%
Ratio of net investment income to average net assets:
After waivers	0.83%	0.60%	0.36%	0.47%	0.42%	0.53%	0.36%	0.17%		0.21%	0.17%
After waivers and fees paid indirectly	0.86%	0.63%	0.38%	0.48%	0.43%	0.56%	0.39%	0.20%		0.22%	0.18%
Before waivers and fees paid indirectly	0.83%	0.60%	0.36%	0.47%	0.42%	0.53%	0.36%	0.17%		0.21%	0.17%
Portfolio turnover rate	55%	41%	52%	71%	66%	55%	41%	52%		71%	66%

EQ Advisors Trust	Financial Highlights	223

Financial Highlights (cont’d)

EQ/Morgan Stanley Mid Cap Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2010	2009	2008	2007	2006	2010	2009		2008		2007		2006
Net asset value, beginning of year	$13.08	$8.31	$15.73	$13.58	$12.51	$12.99	$8.27		$15.70		$13.56		$12.48

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.01 (e)	0.03 (e)	0.17 (e)	0.05 (e)	0.01 (e)	(0.02	)(e)	(0.01	)(e)	0.06	(e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.21	4.76	(7.45)	2.88	1.14	4.19	4.74		(7.42)		2.93		1.15

Total from investment operations	4.26	4.77	(7.42)	3.05	1.19	4.20	4.72		(7.43)		2.99		1.16

Less distributions:
Dividends from net investment income	(0.06)	—	—	(0.08)	(0.05)	(0.02)	—		—		(0.03)		(0.01)
Distributions from net realized gains	(0.01)	—	—	(0.82)	(0.07)	(0.01)	—		—		(0.82)		(0.07)

Total dividends and distributions	(0.07)	—	—	(0.90)	(0.12)	(0.03)	—		—		(0.85)		(0.08)

Net asset value, end of year	$17.27	$13.08	$8.31	$15.73	$13.58	$17.16	$12.99		$8.27		$15.70		$13.56

Total return	32.57%	57.40%	(47.17)%	22.74%	9.50%	32.31%	57.07%		(47.32)%		22.38%		9.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,147	$79,442	$44,837	$62,728	$137	$823,300	$521,616		$255,766		$378,803		$139,188
Ratio of expenses to average net assets:
After waivers	0.83%	0.85%	0.81%	0.80%	0.80%	1.08%	1.10%		1.06%		1.05%		1.05%
After waivers and fees paid indirectly	0.81%	0.83%	0.79%	0.79%	0.76%	1.06%	1.08%		1.04%		1.04	%(c)	1.01%
Before waivers and fees paid indirectly	0.83%	0.87%	0.87%	0.85%	0.90%	1.08%	1.12%		1.12%		1.10	%(c)	1.15%
Ratio of net investment income to average net assets:
After waivers	0.32%	0.08%	0.21%	1.07%	0.38%	0.06%	(0.17)%		(0.06)%		0.39%		0.06%
After waivers and fees paid indirectly	0.34%	0.10%	0.22%	1.07%	0.41%	0.09%	(0.15)%		(0.05)%		0.41%		0.10%
Before waivers and fees paid indirectly	0.32%	0.06%	0.15%	1.01%	0.27%	0.06%	(0.19)%		(0.12)%		0.33%		(0.04)%
Portfolio turnover rate	34%	33%	28%	55%	64%	34%	33%		28%		55%		64%

224	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mutual Large Cap Equity Portfolio

	Class IA							Class IB
	Year Ended December 31,					September 15, 2006* to December 31, 2006		Year Ended December 31,							September 15, 2006* to December 31, 2006
	2010		2009	2008	2007			2010		2009		2008	2007
Net asset value, beginning of period	$8.03		$6.43	$10.95	$10.74	$10.00		$8.01		$6.41		$10.92	$10.74		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	(e)(vv)	0.12 (e)	0.16 (e)	0.17 (e)	0.03	(e)	0.13	(e)(vv)	0.09	(e)	0.14 (e)	0.16	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.82		1.51	(4.32)	0.04	0.73		0.82		1.52		(4.31)	0.02		0.73

Total from investment operations	0.97		1.63	(4.16)	0.21	0.76		0.95		1.61		(4.17)	0.18		0.75

Less distributions:
Dividends from net investment income	(0.18)		(0.03)	(0.36)	—	(0.02)		(0.16)		(0.01)		(0.34)	—		(0.01)
Distributions from net realized gains	—		—	—	— #	—	#	—		—		—	—	#	—	#

Total dividends and distributions	(0.18)		(0.03)	(0.36)	— #	(0.02)		(0.16)		(0.01)		(0.34)	—	#	(0.01)

Net asset value, end of period	$8.82		$8.03	$6.43	$10.95	$10.74		$8.80		$8.01		$6.41	$10.92		$10.74

Total return(b)	12.14%		25.41%	(37.94)%	1.97%	7.59%		11.88%		25.17%		(38.13)%	1.69%		7.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$479,285		$466,374	$340,988	$284,503	$10,797		$264,438		$271,945		$232,101	$406,213		$99,547
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.89%		0.94%	1.05%	1.05%	1.05%		1.14%		1.19	%(c)	1.30%	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly(a)	0.89%		0.83%	1.05%	1.05%	1.05%		1.14%		1.08%		1.30%	1.30%		1.30%
Before waivers, reimbursements and fees paid indirectly(a)	0.90%		0.96%	1.12%	1.11%	1.40	%(c)	1.15%		1.21%		1.37%	1.36	%(c)	1.65	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	1.79	%(ww)	1.58%	1.79%	1.56%	0.95%		1.58	%(xx)	1.28%		1.56%	1.46%		0.67%
After waivers, reimbursements and fees paid indirectly(a)	1.79	%(ww)	1.69%	1.79%	1.56%	0.95%		1.58	%(xx)	1.39%		1.56%	1.46%		0.67%
Before waivers, reimbursements and fees paid indirectly(a)	1.78	%(ww)	1.56%	1.72%	1.50%	0.50%		1.57	%(xx)	1.26%		1.49%	1.42%		0.34%
Portfolio turnover rate	22%		79%	44%	31%	4%		22%		79%		44%	31%		4%

EQ Advisors Trust	Financial Highlights	225

Financial Highlights (cont’d)

EQ/Oppenheimer Global Portfolio

	Class IA						Class IB
	Year Ended December 31,				August 31, 2006* to December 31, 2006		Year Ended December 31,						August 31, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009	2008		2007
Net asset value, beginning of period	$9.22	$6.68	$11.48	$11.00	$10.00		$9.22	$6.68	$11.48		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.18 (e)	0.09 (e)	0.01	(e)	0.06 (e)	0.06 (e)	0.12	(e)	0.05	(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	2.53	(4.84)	0.56	1.00		1.33	2.53	(4.80)		0.58		0.99

Total from investment operations	1.42	2.61	(4.66)	0.65	1.01		1.39	2.59	(4.68)		0.63		0.99

Less distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.13)	(0.06)	(0.01)		(0.05)	(0.05)	(0.11)		(0.03)		—
Distributions from net realized gains	—	—	(0.01)	(0.11)	—	#	—	—	(0.01)		(0.11)		—	#

Total dividends and distributions	(0.08)	(0.07)	(0.14)	(0.17)	(0.01)		(0.05)	(0.05)	(0.12)		(0.14)		—	#

Net asset value, end of period	$10.56	$9.22	$6.68	$11.48	$11.00		$10.56	$9.22	$6.68		$11.48		$10.99

Total return(b)	15.43%	39.07%	(40.60)%	5.94%	10.07%		15.14%	38.71%	(40.75)%		5.66%		10.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,096	$3,729	$2,257	$6,248	$4,410		$284,489	$188,613	$101,688		$131,915		$26,740
Ratio of expenses to average net assets:
After waivers(a)	1.10%	1.10%	1.10%	1.10%	1.10%		1.35%	1.35%	1.35%		1.35%		1.35%
Before waivers(a)	1.10%	1.14%	1.37%	1.46%	2.25	%(c)	1.35%	1.39%	1.62	%(c)	1.71	%(c)	2.50	%(c)
Ratio of net investment income to average net assets:
After waivers(a)	0.79%	1.03%	1.84%	0.74%	0.30%		0.59%	0.75%	1.33%		0.39%		0.13%
Before waivers(a)	0.79%	0.98%	1.57%	0.38%	(1.11)%		0.59%	0.71%	1.05%		(0.04)%		(0.93)%
Portfolio turnover rate	22%	19%	33%	22%	6%		22%	19%	33%		22%		6%

226	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio(ii)

	Class IA				Class IB
	Year Ended December 31,			March 30, 2007* to December 31,	Year Ended December 31,
	2010	2009	2008	2007	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.90	$9.28	$10.53	$10.06	$9.91	$9.28	$10.54	$9.76		$10.14

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.10 (e)	0.34 (e)	0.34 (e)	0.03 (e)	0.07 (e)	0.31 (e)	0.43	(e)	0.43 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.05	0.67	(0.71)	0.51	0.05	0.68	(0.71)	0.70		(0.41)

Total from investment operations	0.11	0.77	(0.37)	0.85	0.08	0.75	(0.40)	1.13		0.02

Less distributions:
Dividends from net investment income	(0.06)	(0.12)	(0.31)	(0.29)	(0.03)	(0.09)	(0.29)	(0.26)		(0.35)
Distributions from net realized gains	—	(0.03)	(0.57)	(0.09)	—	(0.03)	(0.57)	(0.09)		(0.05)

Total dividends and distributions	(0.06)	(0.15)	(0.88)	(0.38)	(0.03)	(0.12)	(0.86)	(0.35)		(0.40)

Net asset value, end of period	$9.95	$9.90	$9.28	$10.53	$9.96	$9.91	$9.28	$10.54		$9.76

Total return(b)	1.10%	8.25%	(3.74)%	8.72%	0.85%	8.09%	(4.07)%	11.43%		0.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,541,074	$1,156,322	$952,328	$705,347	$1,525,237	$1,673,028	$1,120,616	$584,940		$375,504
Ratio of expenses to average net assets:
After waivers(a)	0.62%	0.65%	0.66%	0.65%	0.87%	0.90%	0.91%	0.90%		0.70%
Before waivers(a)	0.62%	0.65%	0.68%	0.69%	0.87%	0.90%	0.93%	0.94	%(c)	0.95%
Ratio of net investment income to average net assets:
After waivers(a)	0.58%	1.01%	3.20%	4.45%	0.33%	0.75%	2.91%	4.27%		4.20%
Before waivers(a)	0.58%	1.01%	3.18%	4.40%	0.33%	0.75%	2.89%	4.21%		3.95%
Portfolio turnover rate	206%	246%	1,056%	1,088%	206%	246%	1,056%	1,088%		1,040%

EQ Advisors Trust	Financial Highlights	227

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio(jj)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010		2009	2008	2007	2006	2010		2009	2008	2007	2006
Net asset value, beginning of year	$9.02		$8.75	$9.94	$10.00	$10.02	$8.98		$8.71	$9.89	$9.95	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.29	(e)	0.30 (e)	0.63	0.46 (e)	0.43 (e)	0.26	(e)	0.28 (e)	0.48	0.43 (e)	0.40 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.29		0.26	(1.26)	0.01	(0.02)	0.30		0.25	(1.13)	0.01	(0.01)

Total from investment operations	0.58		0.56	(0.63)	0.47	0.41	0.56		0.53	(0.65)	0.44	0.39

Less distributions:
Dividends from net investment income	(1.05)		(0.29)	(0.56)	(0.53)	(0.43)	(1.02)		(0.26)	(0.53)	(0.50)	(0.40)

Net asset value, end of year	$8.55		$9.02	$8.75	$9.94	$10.00	$8.52		$8.98	$8.71	$9.89	$9.95

Total return	6.49%		6.34%	(6.36)%	4.78%	4.06%	6.29%		6.09%	(6.57)%	4.60%	3.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$200,072		$2,755,163	$883,979	$1,556,385	$1,644,924	$694,555		$697,681	$410,584	$497,051	$480,846
Ratio of expenses to average net assets:
After waivers	0.56	%(f)(zzz)	0.59%	0.65%	0.64%	0.61%	0.70	%(f)(zzz)	0.84%	0.90%	0.89%	0.86%
Before waivers	0.58	%(f)	0.59%	0.65%	0.64%	0.61%	0.82	%(f)	0.84%	0.90%	0.89%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers	3.08	%(f)(x)	3.38%	4.80%	4.49%	4.25%	2.77	%(f)(x)	3.09%	4.53%	4.24%	4.00%
Before waivers	3.06	%(f)(x)	3.38%	4.80%	4.49%	4.25%	2.64	%(f)(x)	3.09%	4.53%	4.24%	4.00%
Portfolio turnover rate	94%		173%	135%	165%	353%	94%		173%	135%	165%	353%

228	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio(kk)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	2006		2010	2009		2008		2007	2006
Net asset value, beginning of year	$8.43	$6.77	$11.61	$13.01	$11.68		$8.43	$6.77		$11.61		$13.01	$11.68

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.07 (e)	0.14 (e)	0.18 (e)	0.15	(e)	0.09 (e)	0.06	(e)	0.11	(e)	0.14 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.10	1.71	(4.06)	(0.43)	1.94		2.09	1.70		(4.05)		(0.42)	1.94

Total from investment operations	2.21	1.78	(3.92)	(0.25)	2.09		2.18	1.76		(3.94)		(0.28)	2.05

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.10)	(0.21)	(0.13)		(0.09)	(0.09)		(0.08)		(0.18)	(0.09)
Distributions from net realized gains	—	—	(0.82)	(0.94)	(0.63)		—	—		(0.82)		(0.94)	(0.63)
Return of capital	—	(0.01)	—	—	—		—	(0.01)		—		—	—

Total dividends and distributions	(0.12)	(0.12)	(0.92)	(1.15)	(0.76)		(0.09)	(0.10)		(0.90)		(1.12)	(0.72)

Net asset value, end of year	$10.52	$8.43	$6.77	$11.61	$13.01		$10.52	$8.43		$6.77		$11.61	$13.01

Total return	26.18%	26.36%	(33.94)%	(1.55)%	17.98%		25.87%	26.04%		(34.12)%		(1.82)%	17.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146,261	$146,628	$216,594	$130,825	$380,834		$762,265	$648,557		$430,688		$669,947	$687,050
Ratio of expenses to average net assets	0.37%	0.39%	0.45%	0.39%	0.38	%(c)	0.62%	0.64	%(c)	0.70	%(c)	0.64%	0.63	%(c)
Ratio of net investment income (loss) to average net assets	1.22%	1.07%	1.61%	1.36%	1.17%		1.01%	0.90%		1.13%		1.04%	0.87%
Portfolio turnover rate	18%	38%	48%	32%	26%		18%	38%		48%		32%	26%

EQ Advisors Trust	Financial Highlights	229

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio(g)

	Class IA						Class IB
	Year Ended December 31,					May 16, 2007* to December 31, 2007	Year Ended December 31,
	2010		2009	2008			2010		2009		2008		2007		2006
Net asset value, beginning of period	$17.78		$12.45	$21.45		$22.76	$17.67		$12.41		$21.44		$21.20		$22.09

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	0.01 (e)	0.05	(e)	0.09 (e)	(0.07	)(e)	(0.03	)(e)	—	#(e)	0.02	(e)	(0.13	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.99		5.33	(9.05)		(0.09)	2.97		5.29		(9.03)		1.48		(0.76)

Total from investment operations	2.96		5.34	(9.00)		— #	2.90		5.26		(9.03)		1.50		(0.89)

Less distributions:
Dividends from net investment income	(0.01)		(0.01)	—	#	(0.07)	—		—		—	#	(0.02)		—
Distributions from net realized gains	—		—	—	#	(1.24)	—		—		—	#	(1.24)		—

Total dividends and distributions	(0.01)		(0.01)	—	#	(1.31)	—		—		—	#	(1.26)		—

Net asset value, end of period	$20.73		$17.78	$12.45		$21.45	$20.57		$17.67		$12.41		$21.44		$21.20

Total return(b)	16.65%		42.89%	(41.94	)%(cc)	0.24%	16.41%		42.39%		(42.10	)%(dd)	7.19%		(3.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,882		$34,587	$22,030		$1,219	$689,166		$555,545		$328,374		$590,564		$246,130
Ratio of expenses to average net assets:
After waivers(a)	0.91%		0.94%	0.91%		0.90%	1.16%		1.19%		1.16%		1.15%		1.15%
After waivers and fees paid indirectly(a)	0.91%		0.94%	0.91%		0.62%	1.16%		1.19%		1.16%		0.87	%(c)	1.15%
Before waivers and fees paid indirectly(a)	0.91%		0.96%	0.96%		0.93%	1.16%		1.21%		1.21	%(c)	1.18	%(c)	1.18%
Ratio of net investment income to average net assets:
After waivers(a)	(0.15)%		0.04%	0.30%		0.33%	(0.40)%		(0.21)%		0.02%		(0.10)%		(0.60)%
After waivers and fees paid indirectly(a)	(0.15)%		0.04%	0.30%		0.61%	(0.40)%		(0.21)%		0.02%		0.10%		(0.60)%
Before waivers and fees paid indirectly(a)	(0.15)%		0.02%	0.25%		0.30%	(0.40)%		(0.23)%		(0.02)%		(0.14)%		(0.62)%
Portfolio turnover rate	41%		52%	54%		169%	41%		52%		54%		169%		40%

230	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Templeton Global Equity Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007	September 15, 2006* to December 31, 2006		2010	2009		2008	2007		September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$8.11	$6.32	$10.93	$10.79	$10.00		$8.11	$6.32		$10.93	$10.79		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.12 (e)	0.18 (e)	0.09 (e)	0.03	(e)	0.09 (e)	0.10	(e)	0.18 (e)	0.12	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.56	1.80	(4.63)	0.16	0.78		0.56	1.80		(4.64)	0.10		0.78

Total from investment operations	0.67	1.92	(4.45)	0.25	0.81		0.65	1.90		(4.46)	0.22		0.80

Less distributions:
Dividends from net investment income	(0.14)	(0.13)	(0.16)	(0.08)	(0.02)		(0.12)	(0.11)		(0.15)	(0.05)		(0.01)
Distributions from net realized gains	—	—	—	(0.03)	—		—	—		—	(0.03)		—

Total dividends and distributions	(0.14)	(0.13)	(0.16)	(0.11)	(0.02)		(0.12)	(0.11)		(0.15)	(0.08)		(0.01)

Net asset value, end of period	$8.64	$8.11	$6.32	$10.93	$10.79		$8.64	$8.11		$6.32	$10.93		$10.79

Total return(b)	8.31%	30.39%	(40.69)%	2.36%	8.11%		8.03%	30.05%		(40.84)%	2.09%		8.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$505,950	$492,155	$349,978	$274,235	$1,621		$227,308	$214,532		$170,500	$319,465		$74,947
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.91%	0.98%	1.10%	1.10%	1.10%		1.16%	1.23%		1.35%	1.35%		1.35%
After waivers, reimbursements and fees paid indirectly(a)	0.91%	0.90%	1.10%	1.10%	1.10%		1.16%	1.15%		1.35%	1.35%		1.35%
Before waivers, reimbursements and fees paid indirectly(a)	0.91%	0.99%	1.12%	1.15%	1.59	%(c)	1.16%	1.24	%(c)	1.37%	1.40	%(c)	1.84	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	1.34%	1.67%	2.09%	0.76%	1.03%		1.08%	1.40%		1.93%	1.08%		0.50%
After waivers, reimbursements and fees paid indirectly(a)	1.34%	1.75%	2.09%	0.76%	1.03%		1.08%	1.48%		1.93%	1.08%		0.50%
Before waivers, reimbursements and fees paid indirectly(a)	1.33%	1.65%	2.06%	0.72%	0.10%		1.08%	1.38%		1.90%	1.04%		0.03%
Portfolio turnover rate	7%	43%	10%	5%	0%		7%	43%		10%	5%		0%

EQ Advisors Trust	Financial Highlights	231

Financial Highlights (cont’d)

EQ/UBS Growth and Income Portfolio

	Class IB
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$5.30	$4.03	$6.84	$6.82	$6.02

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.04 (e)	0.07 (e)	0.06 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65	1.27	(2.81)	0.02	0.80

Total from investment operations	0.69	1.31	(2.74)	0.08	0.85

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	(0.06)	(0.05)

Net asset value, end of year	$5.95	$5.30	$4.03	$6.84	$6.82

Total return	13.04%	32.47%	(40.03)%	1.14%	14.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$149,759	$142,818	$114,565	$217,397	$212,510
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.03%	1.01%	1.03%	1.04%	1.03%
Before waivers and fees paid indirectly	1.15%	1.19%	1.19%	1.16%	1.14%
Ratio of net investment income to average net assets:
After waivers	0.69%	0.79%	1.14%	0.80%	0.77%
After waivers and fees paid indirectly	0.71%	0.83%	1.17%	0.81%	0.79%
Before waivers and fees paid indirectly	0.59%	0.65%	1.00%	0.69%	0.68%
Portfolio turnover rate	53%	54%	68%	32%	35%

232	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Van Kampen Comstock Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010	2009	2008	2007		2006	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.38	$6.61	$10.86	$11.76		$10.43	$8.39	$6.62	$10.87	$11.77	$10.44

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.12 (e)	0.20 (e)	0.22	(e)	0.23 (e)	0.10 (e)	0.10 (e)	0.18 (e)	0.20 (e)	0.20 (e)
Net realized and unrealized gain (loss) on investments	1.17	1.78	(4.18)	(0.49)		1.46	1.18	1.78	(4.17)	(0.50)	1.46

Total from investment operations	1.30	1.90	(3.98)	(0.27)		1.69	1.28	1.88	(3.99)	(0.30)	1.66

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.19)	(0.22)		(0.18)	(0.11)	(0.11)	(0.18)	(0.19)	(0.15)
Distributions from net realized gains	—	—	(0.08)	(0.41)		(0.18)	—	—	(0.08)	(0.41)	(0.18)

Total dividends and distributions	(0.13)	(0.13)	(0.27)	(0.63)		(0.36)	(0.11)	(0.11)	(0.26)	(0.60)	(0.33)

Net asset value, end of year	$9.55	$8.38	$6.61	$10.86		$11.76	$9.56	$8.39	$6.62	$10.87	$11.77

Total return	15.61%	28.73%	(36.79)%	(2.32)%		16.27%	15.30%	28.36%	(37.01)%	(2.57)%	15.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,934	$1,294	$998	$770		$122	$270,858	$245,914	$205,285	$319,390	$291,204
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%		0.75%	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.74%	0.73%	0.73%	0.74%		0.74%	0.99%	0.98%	0.98%	0.99%	0.99%
Before waivers and fees paid indirectly	0.80%	0.82%	0.82%	0.80%		0.81%	1.05%	1.07%	1.07%	1.05%	1.06%
Ratio of net investment income to average net assets:
After waivers	1.43%	1.72%	2.28%	1.82	%(c)	2.06%	1.20%	1.47%	1.98%	1.62%	1.77%
After waivers and fees paid indirectly	1.44%	1.74%	2.30%	1.82	%(c)	2.07%	1.20%	1.49%	2.00%	1.62%	1.78%
Before waivers and fees paid indirectly	1.38%	1.65%	2.21%	1.77	%(c)	2.00%	1.14%	1.40%	1.91%	1.57%	1.71%
Portfolio turnover rate	21%	27%	39%	23%		23%	21%	27%	39%	23%	23%

EQ Advisors Trust	Financial Highlights	233

Financial Highlights (cont’d)

EQ/Wells Fargo Omega Growth Portfolio

(fka EQ/Wells Fargo Advantage Omega Growth Portfolio)

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2010		2009	2008	2007	2006	2010		2009	2008		2007		2006
Net asset value, beginning of year	$9.11		$6.50	$9.19	$8.68	$9.08	$9.00		$6.42	$9.08		$8.61		$9.03

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.04 (e)	0.06 (e)	0.02 (e)	0.01 (e)	(0.02	)(e)	0.02 (e)	0.04	(e)	(0.01	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments	1.60		2.60	(2.56)	0.98	0.54	1.58		2.57	(2.53)		0.97		0.54

Total from investment operations	1.60		2.64	(2.50)	1.00	0.55	1.56		2.59	(2.49)		0.96		0.53

Less distributions:
Dividends from net investment income	—	#	(0.03)	(0.05)	—	—	—	#	(0.01)	(0.03)		—		—
Distributions from net realized gains	(0.28)		—	(0.13)	(0.49)	(0.95)	(0.28)		—	(0.13)		(0.49)		(0.95)
Return of capital	—		—	(0.01)	—	—	—		—	(0.01)		—		—

Total dividends and distributions	(0.28)		(0.03)	(0.19)	(0.49)	(0.95)	(0.28)		(0.01)	(0.17)		(0.49)		(0.95)

Net asset value, end of year	$10.43		$9.11	$6.50	$9.19	$8.68	$10.28		$9.00	$6.42		$9.08		$8.61

Total return	17.56%		40.69%	(27.43)%	11.65%	6.07%	17.33%		40.37%	(27.63)%		11.28%		5.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,796		$2,278	$383	$523	$164	$558,097		$381,950	$166,592		$229,726		$184,008
Ratio of expenses to average net assets:
After fees paid indirectly	0.71%		0.83%	0.88%	0.87%	0.77%	0.96	%(c)	1.09%	1.13	%(c)	1.12%		1.02%
Before fees paid indirectly	0.78%		0.85%	0.90%	0.90%	0.83%	1.03%		1.10%	1.15%		1.15%		1.08%
Ratio of net investment income to average net assets:
After fees paid indirectly	—	%‡‡	0.45%	0.75%	0.18%	0.16%	(0.24)%		0.22%	0.53%		(0.06)%		(0.09)%
Before fees paid indirectly	(0.07)%		0.43%	0.73%	0.15%	0.10%	(0.32)%		0.20%	0.50%		(0.09)%		(0.15)%
Portfolio turnover rate	164%		15%	49%	38%	126%	164%		15%	49%		38%		126%

234	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
##	Per share amount is less than $0.005.
###	Per share amount is less than $0.001.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
‡	Amount is less than 1%.
‡‡	Amount is less than 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/TCW Equity Portfolio.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S. Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/AllianceBernstein Value Portfolio.
(k)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(l)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Common Stock Index Portfolio.
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Core Bond Index Portfolio.
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.
(hh)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Ariel Appreciation Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio and EQ/Van Kampen Real Estate Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Mid Cap Value PLUS Portfolio.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/PIMCO Ultra Short Bond Portfolio.
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Quality Bond PLUS Portfolio.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Small Company Index Portfolio.
(vv)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(ww)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements, and fees paid indirectly, and 1.20% before waivers, reimbursements, and fees paid indirectly.
(xx)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.99% for income after waivers and reimbursements, 0.99% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.
(yy)	Includes a gain incurred resulting from a litigation payment. Without the gain, the total return would have been 16.21%.
(zz)	Includes a gain incurred resulting from a litigation payment. Without the gain, the total return would have been 15.95%.
(zzz)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% and 0.78%

EQ Advisors Trust	Financial Highlights	235

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated                     , 2011

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class K shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

All Asset Allocation Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see if the Portfolio is available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Allocation 497c

(196990)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

All Asset Allocation Portfolio – Class K Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Allocation Portfolio	Class K Shares
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses	1.04%
Fee Waivers and/or Expense Reimbursements†	–0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.10% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeemable of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$81	$306	$550	$1,248

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity, or fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 63% of its assets in equity investments, 25% in fixed income investments and 12% of its assets in alternative investments (e.g., ETFs that invest in commodities and other instruments that derive their value from natural resources, the EQ/GAMCO Mergers and Acquisitions Portfolio) through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, small/mid cap equity securities, domestic REITs, international/emerging markets securities, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The investment

EQ Advisors Trust	About the investment portfolios	3

All Asset Allocation Portfolio (continued)

grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	63%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	18%
REITs	5%
International/Emerging Markets Securities	20%
Range Alternative Investments	12%
Range of Fixed Income	25%
Investment Grade Bonds	23%
High Yield Bonds	2%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Risks of Investing in Underlying Portfolios: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

•

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

•

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact

4	About the investment portfolios	EQ Advisors Trust

security values and it may take more time to clear and settle trades involving foreign securities.

•

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB and higher by S&P or Fitch or Baa and higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (October 29, 2009), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Five Years	Ten Years
All Asset Allocation Portfolio — Class K Shares	15.20%	3.12%	1.20%
S&P 500 Index	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

EQ Advisors Trust	About the investment portfolios	5

All Asset Allocation Portfolio (continued)

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP, CLU, ChFC	Senior Vice President of FMG LLC	September 2005
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your contract Prospectus for more information on purchasing and redeeming Portfolio Shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

2. More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Underlying Portfolios and Underlying ETFs

The Portfolio invests primarily in Underlying Portfolios and Underlying ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, each Underlying ETF is designed so that its performance will correspond closely with that of the index it tracks.

Generally, portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio relies on these exemptive orders in investing in ETFs.

The following is a list of the Underlying Portfolios and Underlying ETFs, in which the Portfolio currently may invest, generally divided by asset category, based on each Underlying Portfolio’s and Underlying ETF’s primary holdings. The list of Underlying Portfolios and Underlying ETFs may change from time to time at the discretion of the Manager without notice or shareholder approval. The Portfolio will not necessarily invest in every Underlying Portfolio or Underlying ETF at one time. Additional information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated May 1, 2011, as supplemented from time to time. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees. Additional information regarding the Underlying ETFs is included in their current prospectus.

Large Cap Equities

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Equity Growth PLUS

EQ/JPMorgan Value Opportunities

EQ/Large Cap Core PLUS

EQ/Large Cap Growth Index

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Large Cap Value PLUS

EQ/Lord Abbett Large Cap Core

EQ/Montag & Caldwell Growth

EQ/Mutual Large Cap Equity

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

EQ/Wells Fargo Omega Growth

Multimanager Aggressive Equity

Multimanager Large Cap Core Equity

Multimanager Large Cap Value

SPDR® S&P 500 ETF

Vanguard High Dividend Yield ETF

Vanguard Total Stock Market ETF

Small/Mid Cap Equities

EQ/AllianceBernstein Small Cap Growth

EQ/AXA Franklin Small Cap Value Core

EQ/GAMCO Small Company Value

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Morgan Stanley Mid Cap Growth

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EQ/Small Company Index ›

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

Multimanager Small Cap Growth

Multimanager Small Cap Value

International/Emerging Markets Securities

EQ/International Equity Index

EQ/Global Multi-Sector Equity

EQ/International Core PLUS

EQ/International ETF

EQ/International Value PLUS

EQ/MFS International Growth

EQ/Oppenheimer Global

EQ/Templeton Global Equity

iShares® FTSE/Xinhua China 25 Index Fund

iShares® MSCI Emerging Markets Index Fund

iShares® MSCI EAFE Small Cap Index Fund

iShares® S&P Latin America 40 Index Fund

Multimanager International Equity

SPDR® S&P® Emerging Europe ETF

SPDR® S&P ® Emerging Asia Pacific ETF

SPDR® S&P® Emerging Market Small Cap ETF

SPDR® S&P® International Mid Cap ETF

Vanguard Emerging Markets ETF

Vanguard Europe Pacific ETF

Vanguard FTSE All-World ex-U.S. ETF

Vanguard FTSE All-World ex-U.S. Small Cap ETF

Vanguard Total World Stock ETF

High Yield Bond

SPDR® Barclays Capital High Yield Bond ETF

Alternative Investments

Consumer Discretionary Select SPDR Fund

Consumer Staples Select SPDR Fund

Energy Select Sector SPDR Fund

EQ/GAMCO Mergers and Acquisitions

Financial Select Sector SPDR Fund

Health Care Select Sector SPDR Fund

Industrial Select Sector SPDR Fund

iShares® COMEX Gold Trust

iShares® Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares® Dow Jones U.S. Utilities Sector Index Fund

iShares® S&P Global Clean Energy Index Fund

iShares® S&P Global Energy Sector Index Fund

iShares® S&P Global Infrastructure Index Fund

iShares® S&P Global Nuclear Energy Index Fund

iShares® S&P Global Timber and Forestry Index Fund

iShares® S&P North American Natural Resources Sector Index Fund

iShares® Silver Trust

Materials Select Sector SPDR Fund

SPDR® Metals and Mining ETF

Technology Select Sector SPDR Fund

Utilities Select Sector SPDR Fund

Domestic Real Estate Investment Trusts (“REITs”)

iShares® Cohen & Steers Realty Majors Index Fund

Vanguard REIT ETF

Global REITs

iShares® S&P Developed ex-U.S. Property Index Fund

SPDR® DJ Wilshire Global Real Estate ETF

SPDR® DJ Wilshire International Real Estate ETF

Investment Grade Bond

ATM Core Bond Portfolio

ATM Government Bond Portfolio

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond Index

EQ/Money Market

EQ/PIMCO UltraShort Bond

EQ/Quality Bond PLUS

iShares® Barclays Aggregate Bond Fund

iShares® Barclays TIPS Bond Fund

iShares® JPMorgan USD Emerging Markets Bond Fund

iBoxx Investment Grade Corporate Bond Fund

Multimanager Core Bond

SPDR® Barclays Capital International Treasury Bond Fund

SPDR® DB International Government Inflation-Protected Bond Fund

Vanguard Total Bond Market ETF

Multi-Sector Bond

Barclays Capital Convertible Bond ETF

Multimanager Multi-Sector Bond

You should note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

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Asset Allocation Strategy

The Manager determines the asset allocation target for the asset classes, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which the Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with the Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

The Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. The Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Additional Strategies

The following provides additional information regarding the principal investment strategies of the Portfolio as discussed in “About the Investment Portfolio — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. The Portfolio invests in Underlying Portfolios and Underlying ETFs. The Underlying Portfolios are managed by the Manager and sub-advised by one or more sub-advisers, which may include affiliates of the Manager. The Portfolio has an asset allocation target (an approximate percentage of the Portfolio’s assets allocated between equity, fixed income and alternative investments as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs) and target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category — large cap equity securities, small/mid-cap equity securities, domestic REITs, international/emerging markets securities, investment grade bonds and high yield bonds — as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs).

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent the Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies — Underlying Portfolios and Underlying ETFs.”

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, the Portfolio may deviate from its asset allocation target and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	9

more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objectives, principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio — The Principal Risks.” However, other factors may also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objectives or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in equity securities and other equity instruments, the performance of the portfolio will be subject to the risks of investing in equity securities and other equity instruments. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in fixed income securities and other fixed income instruments, the performance of the portfolio will be subject to the risks of investing in fixed income securities and other fixed income instruments, which may include high yield securities. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in alternative investments, the performance of the portfolio will be subject to the risks of investing in alternative investments.

The Underlying Portfolios and Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying Portfolios and Underlying ETFs may emphasize different market sectors, such as foreign securities, small-cap equities and high yield fixed income securities. Some of the risks, including principal risks of investing in the Underlying Portfolios and Underlying ETFs are discussed below. More information about the Underlying Portfolios and Underlying ETFs is available in their respective Prospectus.

General Risks of the Portfolio and the Underlying Portfolios and Underlying ETFs

The Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below.

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Adviser”) and its decision to select or replace an Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolios returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve

10	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position and could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Exchange Traded Funds Risk. When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk. An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

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Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair the Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

New Fund Risk. Certain Underlying Portfolios may be relatively new portfolios with limited operating history. Such Underlying Portfolios may not be successful in implementing their investment strategy or may not employ a successful investment strategy, and there can be no assurance that such Underlying Portfolios will grow to or maintain an economically viable size, which could result in an Underlying Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed

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to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Short Sales Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risks of Equity Investments

The Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities or other equity instruments. The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing in a diversified portfolio of securities.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time,

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a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Special Situations Risk. A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

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Risks of Fixed Income Investments

The Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments and are limited as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Convertible Securities. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Distressed Companies Risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk. Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will

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the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

The Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities or other foreign instruments.

The following is a more detailed description of the primary risks of investing in foreign securities:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the

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U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Risks of Alternative Investments

The Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in the Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of alternative investments. The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its Prospectus.

Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on

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the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Concentration Risk: If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector are strongly affected by the levels and volatility of global energy prices, capital expenditures on exploration and production, energy conservation efforts, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to the Underlying ETF’s portfolio companies and the performance of the Underlying ETF.

Increases in Hedging Activity Risk: An increase in hedging activity by producers of a commodity could cause a decline in world prices of that commodity, negatively impacting the price of a fund investing in that commodity.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be affected by worldwide energy prices, limits on exploration and production spending. Companies in the natural resources sector are affected by government regulation, world events and economic conditions. Companies in the natural resources sectors also could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls and increased competition. In addition, companies in the natural resources sector may be adversely affected by depletion of resources, technological developments and labor relations.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, government regulation or world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Sales by the Official Sector Risk. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Underlying ETF’s portfolio securities and the performance of the Underlying ETF.

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Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” compares the Portfolio’s performance to that of broad-based securities market indexes. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

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Information Regarding the Underlying Portfolios and Underlying ETFs

The following is additional information regarding certain of the Underlying Portfolios and Underlying ETFs in which the Portfolio currently may invest. If you would like more information about the Underlying Portfolios and Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or, with respect to the Underlying Portfolios, by accessing the documents online at www.axa-equitablefunds.com or contacting the Underlying Portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LARGE CAP EQUITIES
EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment values.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Mid-Cap Company Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks to achieve a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	• Currency Risk • Depositary Receipts Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Mid-Cap and Small-Cap Company Risk
EQ/Davis New York Venture Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, including depositary receipts, and to invest in non-equity securities. The Portfolio may invest a significant portion of its assets in the financial services sector.	• Currency Risk • Depositary Receipts Risk • Equity Risk • Financial Services Sector Risk • Foreign Securities Risk • Large-Cap Company Risk • Special Situations Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio will seek to hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk
EQ/Equity Growth PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Exchange-Traded Funds Risk • Investment Style Risk • Index Strategy Risk • Large-Cap Company Risk • Leveraging Risk • Mid-Cap Company Risk
EQ/Large Cap Core PLUS Portfolio	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange-Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index. The Portfolio seeks to hold all securities in the Index in the exact weight each represents in the Index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth PLUS Portfolio	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange-Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio typically will hold all securities in the Russell 1000 Value Index, in the exact weight each represents in that index, although in certain circumstances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk
EQ/Large Cap Value PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial investments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Exchange-Traded Funds Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Portfolio Turnover Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Currency Risk • Derivatives Risk • Equity Risk • Emerging Markets Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Leverage Risk
Multimanager Large Cap Core Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies within the range of the S&P 500 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Large-Cap Company Risk • Leverage Risk
Multimanager Large Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies within the range of the Russell 1000 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leverage Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SMALL/MID CAP EQUITIES
EQ/AllianceBernstein Small Cap Growth	Seeks to achieve long-term growth of capital	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies. Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2500 Index at the time of purchase.	• Equity Risk • Investment Style Risk • Portfolio Turnover Risk • Small-Cap Company Risk • Special Situations Risk
EQ/AXA Franklin Small Cap Value Core Portfolio	Seeks to achieve long-term total return.	Under normal circumstances, the Portfolio invests up to 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-capitalization companies are companies with market capitalizations under $3.5 billion at the time of purchase. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leveraging Risk • Small-Cap Companies Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment. The Adviser utilizes a value-oriented investment style.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Small-Cap Company Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	Under normal circumstances, the Portfolio invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio typically will hold all 400 securities in the S&P MidCap 400 Index in the exact weight each represents in the index, although, in certain circumstances a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Mid-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mid Cap Value PLUS Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leveraging Risk

• Mid-Cap Company Risk

EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Small-Cap Company Risk
Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leverage Risk • Mid-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index or the Russell Midcap Index at the time of investment. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Leverage Risk • Mid-Cap Company Risk
Multimanager Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leverage Risk

• Portfolio Turnover Risk

• Small-Cap Company Risk

Multimanager Small Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leverage Risk

• Portfolio Turnover Risk

• Small-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC REAL ESTATE INVESTMENT TRUSTS
iShares® Cohen & Steers Realty Majors Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index.

The objective of the Index is to represent relatively large and liquid real estate investment trusts (“REITs”) that may benefit from future consolidation and securitization of the U.S. real estate industry.

The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • General Investment Risks • Non-Diversification Risk • Real Estate Investing Risks
Vanguard REIT ETF	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the MSCI® US REIT Index.	The objective of the Index is to represent stocks of publicly traded equity real estate investment trusts. The Fund intends to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Concentration Risk • Exchange Traded Funds Risk • General Investment Risks • Non-Diversification Risk • Real Estate Investing Risk
GLOBAL REAL ESTATE INVESTMENT TRUSTS
iShares® S&P Developed ex-U.S. Property Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Developed ex-U.S. Property Index.	The Index defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the U.S. The Fund generally invests at least 90% of its assets in securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risk • Non-Diversification Risk • Real Estate Investing Risks
ALTERNATIVE INVESTMENTS
EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	The Portfolio, which is a non-diversified portfolio, invests primarily in shares of companies that the Adviser believes are likely acquisition targets within 12-18 months. In addition, the Portfolio may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

• Currency Risk

• Emerging Markets Risk

• Equity Risk

• Focused Portfolio Risk

• Foreign Securities Risk

• Large-Cap Company Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Turnover Risk

• Special Situations Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® COMEX Gold Trust	For the value of the iShares to reflect, at any given time, the price of gold owned by the Trust at that time, less the Trust’s expenses and liabilities.	The Trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of gold. The Trust receives gold deposited with it in exchange for the creation of Baskets of iShares, sells gold as necessary to cover the Trust expenses and other liabilities and delivers gold in exchange for Baskets of iShares surrendered for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • Liquidity Risk • Increases in Hedging Activity Risk • Sales by the Official Sector Risk
iShares® Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production Index.	The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing such securities.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • General Investment Risks • Mid Cap and Small Cap Company Risk • Non-Diversification Risk • Oil and Gas Sector Risk
iShares® S&P North American Natural Resources Sector Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index.	The Index measures the performance of U.S. traded stocks of natural resource related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging. The Fund will generally invest at least 90% of its assets in securities of the Index and in depositary receipts representing such securities.	• Concentration Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risks • Natural Resources Sector Risk • Non-Diversification Risk
iShares® Silver Trust	For the value of the iShares to reflect, at any given time, the price of silver owned by the Trust at that time, less the Trust’s expenses and liabilities.	The Trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of silver. The Trust receives silver deposited with it in exchange for the creation of Baskets of iShares, sells silver as necessary to cover the Trust expenses and other liabilities and delivers silver in exchange for Baskets of iShares surrendered to it for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • General Investment Risks • Liquidity Risk • Increases in Hedging Activity Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL/EMERGING MARKETS EQUITIES
EQ/Global Multi-Sector Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of foreign companies. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/International Core PLUS Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in foreign equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap and Small-Cap Company Risk

EQ/International ETF Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“ETFs”) that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world.	• Currency Risk • Emerging Markets Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk
EQ/International Value PLUS Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital.	The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The active allocated portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/MFS International Growth	Seeks to achieve capital appreciation	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a relatively large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.

• Currency Risk

• Depositary Receipts Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Geographic Risk

• Investment Style Risk

• Large-Cap Company Risk

• Mid-Cap and Small-Cap Company Risk

• Portfolio Turnover Risk

EQ/Templeton Global Equity Portfolio	Seeks to achieve long-term capital growth.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion tracks the performance of a particular index or indices. The active allocated Portion invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The index allocated Portion is divided into two sub-portions that seek to track the performance (before fees and expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

• Credit Risk

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap Company Risk

Multimanager International Equity Portfolio	Seeks to achieve long-Term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized outside of the U.S. and are traded in markets outside of the U.S.). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices. The Portfolio also may invest in derivatives such as futures and options.	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Leverage Risk • Mid-Cap and Small-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI EAFE Small Cap Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index.

The fund generally invests at least 90% of its assets in the securities of its underlying index and in depositary receipts representing securities of the Underlying Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

• Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risk • Small-Cap Company Risk
INVESTMENT GRADE BOND
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks Related to Investments In Other Investment Companies

• Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks Related to Investments In Other Investment Companies

• Short Sales Risk

• Zero Coupon and Pay-in-Kind Securities Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	31

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.	Under normal market conditions the Portfolio invests, at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Leveraging Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover

EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that comprise the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in-Kind Securities Risk

32	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

• Banking Industry Sector Risk

• Credit Risk

• Foreign Securities Risk

• Interest Rate Risk

• Loan Participation and Assignments Risk

• Money Market Risk

• Mortgage-Backed and Asset-Backed Securities Risk

EQ/PIMCO UltraShort Bond Portfolio	Seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality. The average portfolio duration will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

• Credit Risk

• Derivatives Risk

• Equity Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Loan Participation and Assignments Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

Multimanager Multi-Sector Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds. The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices.

• Credit Risk

• Derivatives Risk

• Emerging Markets Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leverage Risk

• Junk Bonds or Lower-Rated Securities Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

EQ Advisors Trust	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	33

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® Barclays TIPS Bond Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).	The Fund generally invests at least 90% of its assets in the bonds of its underlying index and at least 95% of its assets in U.S. government bonds. The Fund’s investment adviser may invest up to 10% of its assets in U.S. government bonds not included in the underlying index, but which it believes will help the Fund track its underlying index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.	• Exchange Traded Funds Risk • Fixed Income Risks • General Investment Risks • Non-Diversification Risk
iShares® JP Morgan USD Emerging Markets Bond Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index.	The Fund generally invests at least 90% of its assets in the securities of its underlying index, or in securities not in the index which the adviser believes will help the Fund Track its Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the fund.	• Emerging Markets Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk • General Investment Risks • Index Strategy Risk • Non-Diversification Risk • Small Cap Company Risk
HIGH YIELD BOND
SPDR® Barclays Capital High Yield Bond ETF	The Fund’s seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Barclays Capital High Yield Very Liquid Index (the “High Yield Index”).	The Fund generally invests at least 80% of its total assets in securities comprising the Index or in securities that the Fund’s investment adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund uses a sampling strategy in seeking to track the performance of the Index.	• Exchange Traded Funds Risk • Fixed Income Securities Risk • General Investment Risks • Junk bonds or Lower Rated Securities Risk • Non-Diversification Risk
MULTI-SECTOR BOND
Multimanager Multi-Sector Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before fees and expenses) of a particular index or indices.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leverage Risk

• Junk Bonds or Lower-Rated Securities Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover Risk

34	More about investment strategies, risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among sixty-three Portfolios, sixty-two of which have authorized Class K shares. This Prospectus describes the Class K shares of one (1) Portfolio. The Portfolio’s objectives, investment strategies and risks, have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC, is an investment adviser registered under the Investment Advisers Act of 1940, as amended and a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset category and identify each Underlying Portfolio and Underlying ETF to be held by the Portfolio using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager also will rebalance the Portfolio’s holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range and target investment percentages. The portfolio managers that are jointly and primarily responsible for the day-to-day management of the Portfolio are: Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Senior Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable from May 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the Portfolio since September 2005. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA® has served as Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005- 2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an assistant portfolio manager of FMG LLC since May 2011 and as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for funds of funds currently managed by FMG LLC.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s SAI.

While the day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers Advisers to provide day-to-day portfolio management for the Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees and has discretion to allocate the Portfolio’s assets among its current Advisers when applicable. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2010.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2010 for managing the Portfolio and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

EQ Advisors Trust	Management of the Trust	35

Management Fees Paid by the Portfolio in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
All Asset Allocation	0.10%	0.25%

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.15% of the Portfolio’s total average daily net assets plus an additional $32,500 annually for the Portfolio. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, an affiliate may serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. In this connection, the Manager’s selection of Underlying Portfolio’s may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting until April 30, 2011 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments waive its management, administrative and other fees to limit the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, expenses of Underlying Portfolios and Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) to the following respective expense ratios:

Expense Limitation Provisions

Total Expenses Limited to (% of daily net assets)
Portfolios	Class K Shares
All Asset Allocation Portfolio	0.10%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

36	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers three classes of shares on behalf of the Portfolio: Class IA, Class IB and Class K Shares. Class K Shares are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class K shares of the Trust. Class K shares are offered and redeemed at their net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The distributor may receive payments from certain Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	37

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g. Multimanager International Equity Portfolio, EQ/International Equity Index Portfolio, EQ/MFS International Growth Portfolio, EQ/International Value PLUS Portfolio, EQ/International Core PLUS, EQ/International ETF Portfolio and iShares MSCI Emerging Markets Index Fund), the securities of small- and mid-capitalization companies (e.g. Multimanager Mid Cap Growth Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio,) or high-yield securities (e.g. SPDR Barclays Capital High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including Contractholders whose accounts are held through omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to

38	Buying and selling shares	EQ Advisors Trust

portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	39

6. How portfolio shares are priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios and Underlying ETFs that may invest heavily in foreign securities which sometimes trade on days when the Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by the Portfolio are valued at their respective net asset values. Shares of the Underlying ETFs held by the Portfolio are valued at their most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price. Generally, other portfolio securities and assets of the Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios and Underlying ETFs are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occuring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

40	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as Manager and administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	41

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to- earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

42	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance. The financial information in the table below is for the past five (5) years. The financial information below has been derived from the financial statements of the Portfolio, which have been audited by                     , an independent registered public accounting firm.                     ’s report on the Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

The Portfolio first offered Class K Shares on                     , 2011 and, therefore, the Class K shares have no financial history prior to this date. The Class K shares have the same expenses as the Class IA shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolio’s SAI and available upon request.

All Asset Allocation Portfolio

	Class IA		Class IB
	Year Ended December 31, 2010	October 29, 2009* to December 31, 2009	Year Ended December 31,
			2010		2009		2008	2007	2006
Net asset value, beginning of period	$16.72	$16.39	$16.75		$13.76		$21.26	$21.12	$19.71

Income (loss) from investment operations:
Net investment income (loss) (x)	0.51 (e)	0.25 (e)	0.23	(e)	0.31	(e)	0.28 (e)	0.31 (e)	0.43 (e)
Net realized and unrealized gain (loss) on investments	2.02	0.69	2.26		3.28		(6.65)	0.63	1.58

Total from investment operations	2.53	0.94	2.49		3.59		(6.37)	0.94	2.01

Less distributions:
Dividends from net investment income	(0.31)	(0.36)	(0.26)		(0.32)		(0.42)	(0.80)	(0.60)
Distributions from net realized gains	(0.48)	(0.25)	(0.48)		(0.28)		(0.71)	—	—

Total dividends and distributions	(0.79)	(0.61)	(0.74)		(0.60)		(1.13)	(0.80)	(0.60)

Net asset value, end of period	$18.46	$16.72	$18.50		$16.75		$13.76	$21.26	$21.12

Total return (b)	15.20%	5.75%	14.95%		26.12%		(30.37)%	4.52%	10.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,739	$11	$277,412		$269,015		$245,400	$431,095	$508,403
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%	0.10%	0.35%		0.35%		0.35%	0.35%	0.35%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.10%	0.10%	0.35%		0.35%		0.35%	0.35%	0.35%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.35%	0.43%	0.60	%(c)	0.68	%(c)	0.58%	0.55%	0.55%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.89%	8.39%	1.34%		2.06%		1.53%	1.42%	2.13%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.89%	8.39%	1.34%		2.06%		1.53%	1.43%	2.13%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.64%	8.06%	1.08%		1.75%		1.29%	1.22%	1.93%
Portfolio turnover rate	27%	44%	27%		44%		34%	62%	15%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	43

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make shareholder inquiries contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated                     , 2011

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class K shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/Franklin Templeton Allocation Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see if the Portfolio is available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Franklin Templeton

(197008)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/Franklin Templeton Allocation Portfolio – Class K Shares

Investment Objective: Primarily seeks capital appreciation and secondarily seeks income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Templeton Allocation Portfolio	Class K Shares
Management Fee	0.05%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.88%
Total Annual Portfolio Operating Expenses	1.10%
Fee Waiver and/or Expense Reimbursement†	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.15% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$105	$343	$599	$1,334

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the EQ/Franklin Core Balanced Portfolio, EQ/Mutual Large Cap Equity Portfolio and EQ/Templeton Global Equity Portfolio (the “Franklin Templeton Underlying Portfolios”), each of which is a separate portfolio managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Franklin Templeton Underlying Portfolios, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on approximately an equal basis (33 1/3%) among each of the Franklin Templeton Underlying Portfolios.

The Franklin Templeton Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Franklin Templeton Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objective. Each Franklin Templeton Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (EQ/Franklin Core Balanced Portfolio), Franklin Mutual Advisers, LLC (EQ/Mutual Large Cap Equity Portfolio) or Templeton Global Advisors Limited (EQ/Templeton Global Equity Portfolio) (together, the “Advisers”) and another sub-adviser that sub-advises the portion of each Franklin Templeton Underlying Portfolio’s assets that seeks to track (before expenses) the performance of an index or indices with minimal tracking error, which is commonly referred to as an indexing strategy. The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval. The Portfolio will purchase Class K shares of the Franklin Templeton Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The EQ/Franklin Core Balanced Portfolio seeks to maximize income while maintaining prospects for capital appreciation. This portfolio’s assets normally are allocated among two distinct portions: one portion is actively managed (the “Active Allocated Portion”) and one portion seeks to track the performance (before expenses) of a particular index or indices (the “Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities, including convertible securities. Debt securities in

EQ Advisors Trust	About the investment portfolio	3

EQ/Franklin Templeton Allocation Portfolio (continued)

which the Active Allocated Portion may invest include investment grade and below investment grade fixed income securities (also known as high yield or “junk” bonds and which may be illiquid), asset- and mortgage-backed securities, loan participations and government securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and the Barclays Intermediate U.S. Government/Credit Index, respectively. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/Mutual Large Cap Equity Portfolio seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily seeks income. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities), which, for the portfolio, means companies with market capitalizations of $5 billion or more at the time of purchase. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Adviser believes are undervalued, including risk arbitrage securities and securities of distressed companies. The Active Allocated Portion invests predominantly in large-cap companies but it may invest up to 20% of its net assets in smaller companies as well. The Index Allocated Portion seeks to track the performance (before expenses) of the S&P 500 Index. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/Templeton Global Equity Portfolio seeks to achieve long-term capital growth. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests primarily in equity securities of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest in securities in any capitalization range but may invest only to a limited extent in securities issued by small capitalization companies. The Index Allocated Portion is allocated between two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

A portfolio’s investments in derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the portfolio’s gain or loss.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Derivatives Risk. A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other

4	About the investment portfolio	EQ Advisors Trust

risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financial stable companies.

•

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

•

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Ba by Moody’s Investors Service, Inc. (“Moody’s”)) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other

EQ Advisors Trust	About the investment portfolio	5

EQ/Franklin Templeton Allocation Portfolio (continued)

risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

•

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

•

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

•

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

•

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

•

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on         , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

6	About the investment portfolio	EQ Advisors Trust

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (April 30, 2007)
EQ/Franklin Templeton Allocation Portfolio — Class K Shares	10.57%	–3.47%
S&P 500 Index	15.06%	–2.24%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.15%
MSCI EAFE Index	7.75%	–5.19%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	April 2007
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas®	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401k Plan. Shares also may be sold to tax-qualified retirement plans, to other Portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public, but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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2. More About Investment Strategies and Risks

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Allocation Strategy

The Manager is responsible for allocating the Portfolio’s assets among the three Franklin Templeton Underlying Portfolios. The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Franklin Templeton Underlying Portfolios it holds. The Manager will periodically rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

You should note that the Franklin Templeton Underlying Portfolios may already be available directly as investment options in your Contract or variable life policy and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Franklin Templeton Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Franklin Templeton Underlying Portfolios instead of in the Portfolio itself. However, not all of the Franklin Templeton Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Franklin Templeton Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

Additional Strategies

The following is a list of additional investment strategies that the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. The Portfolio invests in Franklin Templeton Underlying Portfolios managed by the Manager and sub-advised by two sub-advisers. The Portfolio’s assets are allocated on approximately an equal basis among each of the Franklin Templeton Underlying Portfolios. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash Management. The Portfolio can hold uninvested cash or cash collateral. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager, the Portfolio’s investment manager.

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, the Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio — Risks.” However, other factors may

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also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objective(s) or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. The Portfolio’s performance will be subject to the risks of investing in the types of securities in which a Franklin Templeton Underlying Portfolio invests in direct proportion to the amount of assets the Portfolio invests in the Franklin Templeton Underlying Portfolio. For example, to the extent the Portfolio invests in Franklin Templeton Underlying Portfolios that invest primarily in equity securities, fixed income securities or foreign securities, the performance of the Portfolio will be subject to the risks of investing in those securities.

The Franklin Templeton Underlying Portfolios have principal investment strategies that come with inherent risks. Some of the risks, including principal risks of investing in the Franklin Templeton Underlying Portfolios, are discussed below. More information about each Franklin Templeton Underlying Portfolio is available in its prospectus.

General Risks of the Franklin Templeton Underlying Portfolios

The Portfolio and each of the Franklin Templeton Underlying Portfolios may be subject to certain general investment risks, as discussed below.

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Franklin Templeton Underlying Portfolios, the Manager will have the authority to select and substitute the Franklin Templeton Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Franklin Templeton Underlying Portfolios because the fees payable to it by some of the Franklin Templeton Underlying Portfolios are higher than the fees payable by other Franklin Templeton Underlying Portfolios and because the Manager is also responsible for managing, administering the Franklin Templeton Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position and could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than

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other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Market Risk. The risk that the securities market will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the

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other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Risks of Equity Investments

Each Franklin Templeton Underlying Portfolio may invest in equity securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in equity securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. The risks of investing in equity securities may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid Cap and Small Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Special Situations Risk. A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Risks of Fixed Income Investments

Each Franklin Templeton Underlying Portfolio may invest in debt securities. Therefore, you investment in the Portfolio will be subject to the risks of investing in fixed income securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Franklin Templeton Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments. The risks of investing in fixed income securities may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings

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agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Distressed Companies Risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk. Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and

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bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Risks of Foreign Securities Investments

Each Franklin Templeton Underlying Portfolio may invest in foreign securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in foreign securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. The risks of investing in foreign securities may include:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

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Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

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Benchmark

The performance of the Portfolio as shown in the section “About the investment portfolio” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

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Information Regarding the Franklin Templeton Underlying Portfolios

The following is additional information regarding the Franklin Templeton Underlying Portfolios. If you would like more information about the Franklin Templeton Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com or by contacting your financial professional, or the portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Core Balanced Portfolio	Seeks to maximize income while maintaining prospects for capital appreciation.	The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before expenses) of a particular index or indices. Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and the Barclays Capital Intermediate U.S. Government/Credit Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

• Convertible Securities Risk

• Credit Risk

• Currency Risk

• Depository Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds and Lower Rated Securities Risk

• Leveraging Risk

• Liquidity Risk

• Loan Participation and Assignments Risk

• Mortgage-Backed and Asset-Backed Securities Risk

EQ/Mutual Large Cap Equity Portfolio	Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily seeks income.	The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before expenses) of a particular index or indices. Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Adviser believes are undervalued. The Index Allocated Portion seeks to track the performance (before expenses) of the S&P 500 Index. The Portfolio also may invest in derivatives such as futures and options.

• Credit Risk

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Distressed Companies Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Junk Bonds and Lower Rated Securities Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap and Small-Cap Company Risk

• Special Situations Risk

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Information Regarding the Franklin Templeton Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Templeton Global Equity Portfolio	Seeks to achieve long-term capital growth.	The Portfolio’s assets normally are allocated among two distinct portions; one portion is actively managed and one portion seeks to track the performance (before expenses) of a particular index or indices. Under normal circumstances, the Active Allocated Portion invests primarily in the equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is allocated between two sub-portions, which seek to track the performance (before expenses) of the S&P 500 Index and Morgan Stanley Capital International EAFE Index, respectively. The Portfolio also may invest in derivatives such as futures and options.

• Credit Risk

• Currency Risk

• Depositary Receipts Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap Company Risk

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3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among sixty-three (63) portfolios, sixty-two (62) of which have authorized Class K shares. This Prospectus describes the Class K shares of one (1) Portfolio. The Portfolio’s objective, investment strategies and risks, have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board. The Manager will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA, are responsible for the day-to-day management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Senior Vice President of FMG LLC since May 2011 Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA®, has served as a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since February 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an assistant portfolio manager of FMG LLC since May 2011 and Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

While day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal period ended December 31, 2010.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2010 for managing the Portfolio and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/Franklin Templeton Allocation	0.05%	0.07%

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal

EQ Advisors Trust	Management of the Trust	19

administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays FMG LLC a fee at an annual rate equal to 0.15% of the Portfolio’s average daily net assets plus $32,500. As noted in the prospectus for each Franklin Templeton Underlying Portfolio, FMG LLC and its affiliates serve as investment manager and administrator for the Franklin Templeton Underlying Portfolios, and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. The Manager’s selection of Franklin Templeton Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting until April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of the Franklin Templeton Underlying Portfolios, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) are limited to the following respective expense ratios:

Expense Limitation Provisions

Total Expenses Limited to (% of daily net assets)
Portfolio	Class K Shares
EQ/Franklin Templeton Allocation Portfolio	0.15%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made, and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Franklin, Franklin Mutual, Franklin Advisers and Templeton

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

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4. Fund distribution arrangements

The Trust offers three classes of shares on behalf of the Portfolio: Class IA, Class IB and Class K Shares. Class K Shares are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. AXA Distributors, LLC (“AXA Distributors”) serve as the distributor for the Class K shares of the Trust. Class K shares are offered and redeemed at their net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc.

The distributor may receive payments from certain Advisers of the Franklin Templeton Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ Franklin Templeton Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	21

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed, and payment with respect thereto will normally be made, within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash, or may take up to seven days to pay a redemption request in order to raise capital when it is detrimental for the Portfolio to make cash payments, as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Franklin Templeton Underlying Portfolios that invest a significant portion of their assets in foreign securities (which would include each Franklin Templeton Underlying Portfolio), the securities of small- and mid-capitalization companies (e.g., the EQ/Mutual Shares Core and EQ/Templeton Global Equity Portfolios) or high-yield bond securities (e.g., EQ/Franklin Core Balanced and EQ/Mutual Large Cap Equity Portfolios), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services and any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that

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there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	23

6. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of the Portfolio’s shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Franklin Templeton Underlying Portfolios that may invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s and the Franklin Templeton Underlying Portfolios’ shares are not priced.

Shares of the Franklin Templeton Underlying Portfolios held by the Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of the Portfolio as well as portfolio securities and assets held by the Franklin Templeton Underlying Portfolios are valued as follows:

•

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or the lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by the Portfolio or Franklin Templeton Underlying Portfolios will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that each portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a portfolio’s net asset value by those traders.

24	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability such liability would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as Manager and administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	25

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

26	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below has been derived from the financial statements of the Portfolio, which have been audited by                     , an independent registered public accounting firm.                     ’s report on the Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

The Portfolio first offered Class K Shares on                     , 2011 and, therefore, the Class K shares have no financial history prior to this date. The Class K shares have the same expenses as the Class IA shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Franklin Templeton Allocation Portfolio

	Class IA							Class IB
	Year Ended December 31,					April 30, 2007* to December 31, 2007		Year Ended December 31,					April 30, 2007* to December 31, 2007
	2010	2009		2008				2010	2009		2008
Net asset value, beginning of period	$7.20	$5.73		$9.59		$10.00		$7.20	$5.72		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss)(x)	0.27 (e)	0.17	(e)	0.33	(e)	0.14	(e)	0.15 (e)	0.15	(e)	0.40	(e)	0.27	(e)
Net realized and unrealized gain (loss) on investments	0.49	1.47		(3.86)		(0.40)		0.59	1.48		(3.95)		(0.54)

Total from investment operations	0.76	1.64		(3.53)		(0.26)		0.74	1.63		(3.55)		(0.27)

Less distributions:
Dividends from net investment income	(0.17)	(0.17)		(0.33)		(0.15)		(0.15)	(0.15)		(0.32)		(0.14)
Distributions from net realized gains	—	—		—	#	—	#	—	—		—	#	—	#

Total dividends and distributions	(0.17)	(0.17)		(0.33)		(0.15)		(0.15)	(0.15)		(0.32)		(0.14)

Net asset value, end of period	$7.79	$7.20		$5.73		$9.59		$7.79	$7.20		$5.72		$9.59

Total return(b)	10.57%	28.67%		(36.65)%		(2.54)%		10.29%	28.58%		(36.92)%		(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$543	$81		$62		$97		$1,431,664	$1,389,088		$1,029,698		$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.15%	0.11	%(gg)	—	%(gg)	—	%(gg)	0.40%	0.36	%(gg)	0.25	%(gg)	0.25	%(gg)
Before waivers and reimbursements(a)(f)	0.22%	0.24%		0.24%		0.27	%(c)	0.47%	0.49%		0.49%		0.52	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)(f)(x)	3.69%	2.71%		4.11%		2.12%		1.99%	2.46%		5.08%		4.05%
Before waivers and reimbursements(a)(f)(x)	3.62%	2.58%		3.86%		(8.52)%		1.92%	2.33%		4.83%		3.78%
Portfolio turnover rate	8%	7%		1%		0%		8%	7%		1%		0%

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(gg)	Effective May 1, 2007 through May 1, 2009, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).

EQ Advisors Trust	Financial Highlights	27

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, or request other information about the Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio is available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated                     , 2011

This Prospectus describes ten (10) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class K shares offered by the Trust on behalf of the Portfolios. This prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Tactical Manager Portfolios

AXA Tactical Manager 500 Portfolio

ATM Large Cap Portfolio

AXA Tactical Manager 400 Portfolio

ATM Mid Cap Portfolio

AXA Tactical Manager 2000 Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager International Portfolio

ATM International Portfolio

Fixed Income Tactical Manager Portfolios

ATM Core Bond Portfolio

ATM Government Bond Portfolio

*	Not all of these Portfolios may be available in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of the Trust and AXA Premier VIP Trust and may not be available directly as an investment plan under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Tactical

(198966)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA Tactical Manager 500 Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager 500 Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.69%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 500 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. As of December 31, 2010, the market capitalization of companies in this index ranged from $1.3 billion to $368.7 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may

EQ Advisors Trust	About the investment portfolios	3

magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price

4	About the investment portfolios	EQ Advisors Trust

than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager 500 Portfolio – Class K Shares	13.09%	24.39%
S&P 500 Index	15.06%	26.45%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

EQ Advisors Trust	About the investment portfolios	5

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

6	About the investment portfolios	EQ Advisors Trust

ATM Large Cap Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of large-capitalization companies, including securities included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Large Cap Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.17%
Acquired Fund Fees & Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.70%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. For this Portfolio, large-capitalization companies mean those companies with market capitalizations within the range of the S&P 500 Index at the time of purchase. As of December 31, 2010, the market capitalization of companies in this index ranged from $1.3 billion to $368.7 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 500 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the large-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value

EQ Advisors Trust	About the investment portfolios	7

of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the

8	About the investment portfolios	EQ Advisors Trust

expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is August 28, 2009. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM Large Cap Portfolio – Class K Shares	12.79%	14.84%
S&P 500 Index	15.06%	18.47%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

EQ Advisors Trust	About the investment portfolios	9

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

10	About the investment portfolios	EQ Advisors Trust

AXA Tactical Manager 400 Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager 400 Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.45%
Acquired Fund Fees and Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.96%
Fee Waiver and/or Expense Reimbursement†	–0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$78	$286	$511	$1,160

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 400 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. As of December 31, 2010, the market capitalization of companies in this index ranged from $460 million to $9.2 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest

EQ Advisors Trust	About the investment portfolios	11

the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio

12	About the investment portfolios	EQ Advisors Trust

may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager 400 Portfolio – Class K Shares	23.88%	33.92%
S&P 400 Index	26.64%	37.00%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity

EQ Advisors Trust	About the investment portfolios	13

Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14	About the investment portfolios	EQ Advisors Trust

ATM Mid Cap Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of mid-capitalization companies, including securities included in the Standard & Poor’s Mid Cap 400 Index (“S&P 400 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Mid Cap Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.21%
Acquired Fund Fees & Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.74%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. For this Portfolio, mid-capitalization companies means those companies with market capitalizations within the range of the S&P 400 Index at the time of purchase. As of December 31, 2010, the market capitalization of companies in this index ranged from $460 million to $9.2 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 400 Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts to the S&P 400 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may

EQ Advisors Trust	About the investment portfolios	15

result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of

16	About the investment portfolios	EQ Advisors Trust

larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is August 28, 2009. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM Mid Cap Portfolio – Class K Shares	22.46%	22.24%
S&P 400 Index	22.64%	28.14%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

EQ Advisors Trust	About the investment portfolios	17

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

18	About the investment portfolios	EQ Advisors Trust

AXA Tactical Manager 2000 Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager 2000 Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.29%
Acquired Fund Fees & Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.79%
Fee Waiver and/or Expense Reimbursement†	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed 0.70% for Class K Shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$77	$248	$435	$974

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. As of December 31, 2010, the market capitalization of companies in this index ranged from $24.2 million to $5.2 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio,

EQ Advisors Trust	About the investment portfolios	19

they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a

20	About the investment portfolios	EQ Advisors Trust

Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager 2000 Portfolio – Class K Shares	24.28%	33.37%
Russell 2000 Index	26.85%	35.96%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

EQ Advisors Trust	About the investment portfolios	21

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

22	About the investment portfolios	EQ Advisors Trust

ATM Small Cap Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Small Cap Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.20%
Acquired Fund Fees & Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.73%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (or other financial instruments that derive their value from the securities of such companies). This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. For this Portfolio, small-capitalization companies means those companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase. As of December 31, 2010, the market capitalization of companies in this index ranged from $24.2 million to $5.2 billion. The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of small-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the Russell 2000® Index in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the small-capitalization sector of the U.S. equity market. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the Russell 2000® Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on the Russell 2000 Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be

EQ Advisors Trust	About the investment portfolios	23

deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the

24	About the investment portfolios	EQ Advisors Trust

value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is August 28, 2009. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM Small Cap Portfolio – Class K Shares	23.97%	21.97%
Russell 2000 Index	26.85%	26.77%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

EQ Advisors Trust	About the investment portfolios	25

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

26	About the investment portfolios	EQ Advisors Trust

AXA Tactical Manager International Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (“MSCI”) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager International Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.31%
Acquired Fund Fees & Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.78%
Fee Waiver and/or Expense Reimbursement†	–0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$74	$243	$427	$960

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the MSCI EAFE Index (Europe, Australasia, Far East) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the MSCI EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures

EQ Advisors Trust	About the investment portfolios	27

contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earth-

28	About the investment portfolios	EQ Advisors Trust

quakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is May 27, 2009. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

EQ Advisors Trust	About the investment portfolios	29

Average Annual Total Returns
	One Year	Since Inception (May 27, 2009)
AXA Tactical Manager International Portfolio – Class K Shares	4.93%	18.08%
MSCI EAFE Index	7.75%	18.80%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

30	About the investment portfolios	EQ Advisors Trust

ATM International Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity marked indexes, by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International (“MSCI”) EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM International Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.65%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of foreign companies and second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the EAFE Index (Europe, Australasia, Far East) in a manner that is intended to track the performance (before fees and expenses) of that index, commonly referred to as an indexing strategy. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically are representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the EAFE Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts, including contracts on one or more of the MSCI EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and Tokyo Stock Price Index, and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. This portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including periods when the value of the specified benchmark index is appreciating, but market volatility is high. The Portfolio’s investments in derivatives may be deemed to involve the use

EQ Advisors Trust	About the investment portfolios	31

of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

32	About the investment portfolios	EQ Advisors Trust

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. The inception date for the Portfolio is (August 28, 2009). Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

EQ Advisors Trust	About the investment portfolios	33

Average Annual Total Returns
	One Year	Since Inception (August 28, 2009)
ATM International Portfolio – Class K Shares	4.75%	4.50%
MSCI EAFE Index	7.75%	10.03%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Creighton Jue	Managing Director of BlackRock	May 2011
Jennifer Hsui	Managing Director of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

34	About the investment portfolios	EQ Advisors Trust

ATM Core Bond Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including U.S. Government securities and other debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Core Bond Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class K Shares	$65	$205

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period from October 25, 2010, the inception date for the Portfolio, through December 31, 2010, the end of the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from debt securities. This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities. The Portfolio will invest principally in investment grade debt securities (i.e., those debt securities that are rated at least BBB by Standard & Poor’s Ratings Services or Fitch Ratings Ltd. or Baa by Moody’s Investors Services, Inc.) and financial instruments that derive their value from such securities.

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes an actively managed futures and options strategy to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the projection of AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) of interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Manager generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government/Credit Index (the “Intermediate Government Credit Index”) with minimal tracking error. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the Manager’s projection of interest rate movements. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

Generally, the sub-adviser (the “Adviser”) to the Index Allocated Portion will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Credit Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide

EQ Advisors Trust	About the investment portfolios	35

exposure to a fixed income securities index instead of investing directly in fixed income securities. In addition, the Manager may invest the Portfolio’s assets in exchange-traded funds (“ETFs”) that seek to track a fixed income securities index instead of the Portfolio investing directly in fixed income securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The other portion of the Portfolio invests in futures and options contracts, including contracts on individual securities or securities indices, and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Credit Index during periods when the model indicates that interest rates will remain relatively stable or decrease. As of December 31, 2010, the duration of the Intermediate Government Credit Index was 3.72 years. During periods when the model indicates that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The

36	About the investment portfolios	EQ Advisors Trust

Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Risks Related to Investments In Other Investment Companies: A Portfolio that invests in other investment companies (“underlying portfolios”) will indirectly bear fees and expenses charged by those underlying portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each underlying portfolio. The Portfolio is also subject to the risks associated with the securities in which the underlying portfolios invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. The underlying investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the underlying portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on October 25, 2010. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	June 2010

EQ Advisors Trust	About the investment portfolios	37

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

38	About the investment portfolios	EQ Advisors Trust

ATM Government Bond Portfolio – Class K Shares

Investment Objective: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
ATM Government Bond Portfolio	Class K Shares
Management Fee	0.45%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses†	0.19%
Total Annual Portfolio Operating Expenses†	0.64%
†	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class K Shares	$65	$205

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. This policy may not be changed without providing at least sixty days’ written notice to the Portfolio’s shareholders. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities.

The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes an actively managed futures and options strategy to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the projection of AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) of interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The Manager generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government Bond Index (the “Intermediate Government Bond Index”) with minimal tracking error. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the Manager’s projection of interest rate movements. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Generally, the sub-adviser (the “Adviser”) to the Index Allocated Portion will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Bond Index. Individual securities holdings may differ from those of the Intermediate Government Bond Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Bond Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide exposure to a fixed income securities index instead of investing directly in fixed income securities. In addition, the Manager may invest the Portfolio’s assets in exchange-traded funds (“ETFs”) that seek to track a fixed income securities index instead of the Portfolio investing directly in fixed income securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

EQ Advisors Trust	About the investment portfolios	39

The other portion of the Portfolio invests in futures and options contracts, including contracts on individual securities or securities indices, and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Bond Index during periods when the model indicates that interest rates will remain relatively stable or decrease. As of March 31, 2010, the duration of the Intermediate Government Bond Index was 3.65 years. However, the Portfolio’s overall duration may range from 0 to 5 years. During periods when the model indicates that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also

40	About the investment portfolios	EQ Advisors Trust

the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Risks Related to Investments In Other Investment Companies: A Portfolio that invests in other investment companies (“underlying portfolios”) will indirectly bear fees and expenses charged by those underlying portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each underlying portfolio. The Portfolio is also subject to the risks associated with the securities in which the underlying portfolios invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. The underlying investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the underlying portfolio at a time that is unfavorable to the Portfolio.

Short Sales Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The Portfolio has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	June 2010

EQ Advisors Trust	About the investment portfolios	41

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

42	About the investment portfolios	EQ Advisors Trust

2. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Non-Diversified Status

Each Equity Tactical Manager Portfolio is a non-diversified portfolio. Each Equity Tactical Manager Portfolio may be considered to be non-diversified primarily because it may invest a significant portion of its assets in options and futures contracts, the issuers of which could be deemed to be the exchanges on which the options or futures contracts are traded. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, and if the securities in which a Portfolio invests perform poorly, the Portfolio could incur greater losses than if its investments were diversified among a larger number of issuers or counterparties. In all cases, the Portfolios intend to be diversified for federal income tax purposes so that they can qualify as regulated investment companies.

80% Policies

The ATM Large Cap Portfolio, the ATM Mid Cap Portfolio, the ATM Small Cap Portfolio, and the ATM Core Bond Portfolio and the ATM Government Bond Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name, as described in the section of the Prospectus entitled “About the Investment Portfolio.” Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

A portion of each Portfolio seeks to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Adviser of these portions in pursuing these objectives.

The Adviser to this portion of a Portfolio does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the portion. Rather, the Adviser will use a full replication or sampling technique in seeking to track the total return performance (before fees and expenses) of the particular index. A full replication technique generally involves holding each security in an index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of an index without having to purchase every stock in that index by selecting a representative sample of securities based on the characteristics of the index and the particular securities included therein. Such characteristics may include industry weightings, market capitalizations and fundamental characteristics.

In addition, during any period when the Manager determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other passively managed portfolios managed by the Manager to the extent permitted by statute or regulation.

Tactical Strategies

A portion of each Equity Tactical Manager Portfolio invests in futures and options to manage the Portfolio’s overall equity exposure. The following provides additional information regarding the implementation of these management strategies.

Each Equity Tactical Manager Portfolio uses proprietary models to implement its tactical investment strategy. The level of each Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. Each Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each Portfolio and may be changed from time to time without shareholder approval. The thresholds for each Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by the Manager that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.

Duration Management Strategy

A portion of each Fixed Income Tactical Manager Portfolio invests in futures and options to manage the Portfolio’s overall duration. The following provides additional information regarding the implementation of these management strategies.

Each Fixed Income Tactical Manager Portfolio uses proprietary models to implement its duration management strategy. The level of each Portfolio’s exposure to a particular index generally is determined based on

EQ Advisors Trust	More information on strategies, risks and benchmarks	43

an assessment of market fundamentals and quantitative signals of interest rate movements. In general, when interest rates rise, the value of a Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, the Manager may implement strategies that are intended to reduce the Portfolio’s duration and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that each Portfolio’s duration will be approximately equal to that of its benchmark index during periods when the model indicates that interest rates will remain relatively stable or decrease. During periods when the model indicates that interest rates are likely to rise, it is anticipated that each Portfolio will decrease its duration to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. Each strategy may apply to all of the Portfolios. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (SAI).

Bonds. Each Portfolio may invest in bonds in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Cash Management. On a day-to-day basis, the Portfolio typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio (a money market fund managed by the Manager) or other money market funds, U.S. government securities, short-term, high-quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt securities.

Derivatives. Portfolios investing primarily in equity securities may use certain “derivative” instruments to manage their equity exposure. Portfolios investing primarily in debt securities may use certain “derivative” instruments to manage their portfolio duration. In addition, each Portfolio also may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to markets, sectors and other securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). In addition to the futures and options contracts discussed above, futures and options on individual securities and options on futures contracts, swaps and forward contracts, and structured securities, including forward currency contracts, are examples of other derivatives in which a Portfolio may invest. A Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because

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the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. Each Portfolio may purchase or sell futures contracts on individual fixed income securities or fixed income securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. It is anticipated that the Portfolios generally will purchase and sell futures contracts on specific debt securities issued by the U.S. government or its agencies of instrumentalities, such as U.S. Treasury bonds or notes, but the Portfolios also may invest in futures contracts on other types of debt securities and in futures contracts on fixed income securities indexes. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolios will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

ETFs. Each Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of a Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Index Options. Each Portfolio also may purchase exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs on securities indices. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. Each Portfolio also may write (or sell) put and call options on securities indices for the purpose of achieving its investment objective. When writing (selling) call and put options, a Portfolio will “cover” these positions by purchasing a call or put option on the same index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

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Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities. Each Portfolio invests primarily in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Mid-Cap and Small-Cap Companies. A Portfolio may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management groups. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Securities of Other Investment Companies. Each Portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, including in connection with cash sweep arrangements under which the Portfolios invest excess cash in a money market fund, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies may indirectly bear the fees and expenses of that investment company.

Short Sales. Each Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Temporary Defensive Investments. For temporary defensive purposes, a Portfolio may invest without limit, in cash, U.S. government securities money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

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Additional Strategies

The following is a list of additional investment strategies that the Portfolios may employ. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Equity Securities. Each Portfolio may invest in equity securities, which generally include common stock, preferred stock, convertible securities, warrants and rights. Equity securities may be bought on stock exchanges or in the over-the-counter market.

Mortgage- and Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending. For purposes of realizing additional income, each Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks. Each Portfolio is subject to the following risks:

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may

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be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the Portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the Portfolio. If the borrower fails financially, it is also possible that the Portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Security Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios — Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is consistent with its investment objective, policies and strategies.

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make

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timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange-Traded Funds Risk. When a Portfolio invests in exchange traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain secu-

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rities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges, and in over-the-counter markets there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the

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settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Company Securities Risk. A Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the Portfolio level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mid Cap and Small Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of

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larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Short Sales Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Benchmarks

MSCI EAFE® Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Israel, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index: An unmanaged index which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000, which represents approximately 10% of the total market capitalization of the Russell 3000, which in turn measures the performance of the 3,000 largest U.S. companies based on total market capitalization (representing approximately 98% of the investable U.S. equity market).

Standard & Poor’s 500 Composite Stock Index: Contains 500 of the largest U.S. companies deemed by Standard & Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400 Index: An unmanaged weighted index of 400 domestic stocks chosen for market size (market capitalization range of $750 million to $3.3 billion), liquidity, and industry group representation. The index returns reflect the reinvestment of dividends.

FTSE 100 Index (“FTSE 100”): The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of December 31, 2010, the FTSE 100 Index represents approximately 81% of the UK’s market capitalization.

TOPIX Index (“TOPIX”): The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. As of December 31, 2010, there were 1,663 companies represented in the index.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”): The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

S&P/ASX 200 Index (“S&P/ASX 200”): The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged market value weighted index of securities composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of one to ten years and at least $250 million par outstanding.

Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-three (63) portfolios sixty-two (62) of which have authorized Class K shares. This Prospectus describes the Class K shares of ten (10) Portfolios. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager to each Portfolio. FMG LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended and a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. Utilizing a due diligence process covering a number of key factors, The Manager selects Advisers to manage each Portfolio’s assets. These key factors include, but are not limited to, the Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Advisers retained for other allocated portions of the Portfolio. The Manager normally allocates each Portfolio’s assets to at least two Advisers. The Manager also is responsible for, among other things, determining the allocation of assets between the passively and tactically managed portions of each Portfolio, developing and overseeing the proprietary research model used to manage each Portfolio, monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board.

The Manager plays an active role in monitoring each Portfolio and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolio’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Adviser(s). At the Manager’s sole discretion, an Adviser may not be allocated any Portfolio assets despite being named an Adviser to a Portfolio. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismiss or replaces an Adviser to a Portfolio, or adjusts the asset allocation among advisers in a Portfolio, the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions vary in length, may be implemented before or after the effective date of the new Adviser’s appointment as an Adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolios that have undergone sub-adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement.

The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is

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retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

FMG LLC is responsible for determining the allocation of assets between the actively and passively managed portions of each Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Advisers for the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. FMG LLC also is responsible for the management of the ETF investments by the ATM Core Bond Portfolio and ATM Government Bond Portfolio.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA® and Xavier Poutas, CFA are jointly and primarily responsible for oversight of the tactical strategy of the AXA Tactical Manager 500 Portfolio, AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio, ATM International Portfolio, ATM Core Bond Portfolio and the ATM Intermediate Government Portfolio. In addition, they are jointly and primarily responsible for the management of the ETF investments by the ATM Core Bond Portfolio and the ATM Government Bond Portfolio.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski, has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA, has served as Assistant Portfolio Manager of FMG LLC since May 2011 and as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

The Advisers

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2010, AllianceBernstein had approximately $478 billion in assets under management.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the AXA Tactical Manager 500 Portfolio, the AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools.

Judith DeVivo is primarily responsible for day-to-day management of the portion of each Portfolio managed by AllianceBernstein. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes, including the S&P 500, S&P MidCap 400, MSCI EAFE and Russell 2000®, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

The U.S: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the Index Allocated Portion of each Fixed Income Tactical Manager Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S.: Core Fixed Income accounts.

Greg Wilensky, Senior Vice President and Portfolio Manager — US Core and Absolute Return Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the Index Allocated Portion of each Fixed Income Tactical Manager Portfolio. Mr. Wilensky is a member of the US Core and Absolute Return Team and also manages US Inflation Linked Securities Portfolios. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

BlackRock Investment Management, LLC (“BlackRock Investment”), P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock Investment is a registered investment adviser and commodity

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pool operator organized in 1999. Together with its investment management affiliates, BlackRock Investment is one of the world’s largest asset management firms. As of December 31, 2010, BlackRock Investment and its affiliates had approximately $3.56 trillion in assets under management.

Edward Corallo, Christopher Bliss, Creighton Jui and Jennifer Hsui are jointly and primarily responsible for the day-to-day management of a portion of each of the AXA Tactical Manager 500 Portfolio, the AXA Tactical Manager 400 Portfolio, AXA Tactical Manager 2000 Portfolio, AXA Tactical Manager International Portfolio, ATM Large Cap Portfolio, ATM Mid Cap Portfolio, ATM Small Cap Portfolio and ATM International Portfolio.

Edward Corallo is a Managing Director of BlackRock, Inc. since 2009. He was a principal of Barclay’s Global Investors from 1998 to 2009. Mr. Corallo has more than five years of portfolio management responsibility.

Christopher Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at Barclays Global Investors (“BGI”) heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five years portfolio management responsibility.

Jennifer Hsui, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. She has been with the firm as a portfolio manager since 2009. From 2006 to 2009 she served at BGI leading a team responsible for the domestic institutional equity index funds. Prior to 2006 she served as a research analyst at RBC Capital Markets.

Creighton Jui, CFA, a Managing director and portfolio manager in BlackRock’s Institutional Index Equity Portfolio Management Group. He focuses on international index and index plus strategies. Mr. Jui has been with the firm since 2009. Prior thereto he served at BGI from 2000 where he was responsible for developed international market index funds.

The Portfolios’ SAI provides additional information about the Advisers, the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolios to the extent applicable.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2010 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2010

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
AXA Tactical Manager 500 Portfolio	0.45%	N/A
ATM Large Cap Portfolio	0.45%	N/A
AXA Tactical Manager 400 Portfolio	0.45%	0.20%
ATM Mid Cap Portfolio	0.45%	N/A
AXA Tactical Manager 2000 Portfolio	0.45%	0.04%
ATM Small Cap Portfolio	0.45%	N/A
AXA Tactical Manager International Portfolio	0.45%	0.06%
ATM International Portfolio	0.45%	N/A

Effective August 1, 2010, the Manager agreed to reduce the contractual management fees for each of the Portfolios above. The current annual contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by each of the Portfolios is: 0.45% of the first $4 billion average net assets; 0.43% on the next $4 billion of average daily net assets; and 0.41% on the average daily net assets thereafter. The ATM Core Bond Index Portfolio and ATM Government Bond Index Portfolio have not operated for a full fiscal year, but are subject to the same management fee schedule as the Portfolios shown in the table.

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays FMG LLC a contractual fee at an annual rate of 0.150% on the first $20 billion of the aggregate average daily net assets of the Tactical Manager Portfolios; 0.125% on the next $5 billion of the aggregate average daily net assets of the Tactical Manager Portfolios; and 0.100% on the aggregate average daily net assets thereafter plus $32,500 and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

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A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual and Annual Reports to Shareholders for the period ending December 31, 2010.

Expense Limitation Agreement

In the interest of limiting through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) do not exceed 0.70% for Class K shares of each Equity Tactical Manager Portfolio or 0.65% for Class K shares of each fixed income Tactical Manager Portfolio.

Legal Proceedings Relating to the Advisers

AllianceBernstein L.P.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against the Adviser; AllianceBernstein Holding L.P. (“Holding”); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser (“AllianceBernstein defendants”); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under the Employee Retirement Income Security Act (“ERISA”) by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed to plaintiffs. A final settlement was approved by the Court in 2010, and the settlement fund is currently being distributed according to the Court ordered plan. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund’s shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

EQ Advisors Trust	Management of the Trust	57

4. Fund distribution arrangements

The Trust offers three classes of shares on behalf of each Portfolio described in this Prospectus: Class IA shares, Class IB shares and Class K shares. Class K shares are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class K shares of the Trust. Class K shares are offered and redeemed at their net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The distributor may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

58	Fund distribution arrangements	EQ Advisors Trust

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., the Tactical Manager International Portfolios), in securities of small- and mid-capitalization companies (e.g., the Tactical Manager 400 Portfolios and the Tactical Manager 2000 Portfolios), or in high-yield securities, tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such

EQ Advisors Trust	Buying and selling shares	59

Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently restricts the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently applies such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants.The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

60	Buying and selling shares	EQ Advisors Trust

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occuring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

EQ Advisors Trust	How portfolio shares are priced	61

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify or continue to qualify to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

62	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	63

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below has been derived from the financial statements of each Portfolio, which have been audited by                     , an independent registered public accounting firm.                     ’s report on each Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

The Portfolios first offered Class K Shares on                     , 2011 and, therefore, the Class K shares have no financial history prior to this date. The Class K shares have the same expenses as the Class IA shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

ATM Large Cap Portfolio

(fka AXA Tactical Manager 500 Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	1.24	0.64

Total from investment operations	1.30	0.68

Less distributions:
Dividends from net investment income	(0.06)	(0.04)
Distributions from net realized gains	(0.61)	—

Total dividends and distributions	(0.67)	(0.04)

Net asset value, end of period	$11.27	$10.64

Total return(b)	12.79%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,791,412	$4,608,735
Ratio of expenses to average net assets:
After reimbursements(a)	0.59%	0.62%
Before reimbursements(a)	0.62%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.56%	1.19%
Before reimbursements(a)	0.53%	1.18%
Portfolio turnover rate	6%	44%

64	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

ATM Mid Cap Portfolio

(fka AXA Tactical Manager 400 Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.67	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.29	0.67

Total from investment operations	2.31	0.69

Less distributions:
Dividends from net investment income	(0.02)	(0.02)
Distributions from net realized gains	(1.39)	—

Total dividends and distributions	(1.41)	(0.02)

Net asset value, end of period	$11.57	$10.67

Total return(b)	22.46%	6.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$841,905	$1,105,277
Ratio of expenses to average net assets:
After reimbursements(a)	0.63%	0.64%
Before reimbursements(a)	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.20%	0.72%
Before reimbursements(a)	0.17%	0.71%
Portfolio turnover rate	18%	84%

EQ Advisors Trust	Financial Highlights	65

Financial Highlights (cont’d)

ATM Small Cap Portfolio

(fka AXA Tactical Manager 2000 Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.52	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	2.41	0.51

Total from investment operations	2.44	0.53

Less distributions:
Dividends from net investment income	(0.02)	(0.01)
Distributions from net realized gains	(0.89)	—

Total dividends and distributions	(0.91)	(0.01)

Net asset value, end of period	$12.05	$10.52

Total return(b)	23.97%	5.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,249,913	$756,227
Ratio of expenses to average net assets:
After reimbursements(a)	0.62%	0.65%
Before reimbursements(a)	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.24%	0.50%
Before reimbursements(a)	0.21%	0.50%
Portfolio turnover rate	23%	29%

66	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

ATM International Portfolio

(fka AXA Tactical Manager International Portfolio-II)

	Class IA
	Year Ended December 31, 2010	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.12	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.38	0.11

Total from investment operations	0.47	0.13

Less distributions:
Dividends from net investment income	— #	(0.01)
Distributions from net realized gains	(0.04)	—

Total dividends and distributions	(0.04)	(0.01)

Net asset value, end of period	$10.55	$10.12

Total return(b)	4.75%	1.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,547,443	$2,464,452
Ratio of expenses to average net assets:
After reimbursements(a)	0.64%	0.68%
Before reimbursements(a)	0.65%	0.68%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.95%	0.69%
Before reimbursements(a)	0.95%	0.69%
Portfolio turnover rate	9%	123%

EQ Advisors Trust	Financial Highlights	67

Financial Highlights (cont’d)

AXA Tactical Manager 500 Portfolio

(fka AXA Tactical Manager 500 Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.51	$10.00	$12.43		$11.71

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.06 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and futures	1.51	2.47	1.51		0.72

Total from investment operations	1.62	2.53	1.60		0.74

Less distributions:
Dividends from net investment income	(0.07)	(0.02)	(0.04)		(0.02)
Distributions from net realized gains	(0.30)	—	(0.30)		—

Total dividends and distributions	(0.37)	(0.02)	(0.34)		(0.02)

Net asset value, end of period	$13.76	$12.51	$13.69		$12.43

Total return(b)	13.09%	25.32%	12.97%		6.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$984,788	$227,658	$53,305		$270
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.63%	0.69%	0.88	%(c)	0.94	%(c)
Before waivers and reimbursements(a)	0.64%	0.85%	0.89	%(c)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.88%	0.85%	0.69%		0.81%
Before waivers and reimbursements(a)	0.87%	0.70%	0.67%		0.78%
Portfolio turnover rate	1%	6%	1%		6%

68	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Tactical Manager 400 Portfolio

(fka AXA Tactical Manager 400 Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.87	$10.00	$12.79	$11.81

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.01 (e)	0.03 (e)	—	†(e)
Net realized and unrealized gain (loss) on investments and futures	2.98	2.86	2.96	0.98

Total from investment operations	3.03	2.87	2.99	0.98

Less distributions:
Dividends from net investment income	(0.03)	—	—	—
Distributions from net realized gains	(0.45)	—	(0.45)	—

Total dividends and distributions	(0.48)	—	(0.45)	—

Net asset value, end of period	$15.42	$12.87	$15.33	$12.79

Total return(b)	23.88%	28.70%	23.71%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,459	$13,192	$24,326	$85
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.68%	0.70%	0.93%	0.95	%(c)
Before waivers and reimbursements(a)	0.90%	4.36%	1.07%	4.61	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.38%	0.08%	0.19%	0.04%
Before waivers and reimbursements fees paid indirectly(a)	0.16%	(3.58)%	0.06%	(1.47)%
Portfolio turnover rate	13%	14%	13%	14%

EQ Advisors Trust	Financial Highlights	69

Financial Highlights (cont’d)

AXA Tactical Manager 2000 Portfolio

(fka AXA Tactical Manager 2000 Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.74	$10.00	$12.68		$11.57

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.03 (e)	0.06	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and futures	3.00	2.72	2.97		1.10

Total from investment operations	3.07	2.75	3.03		1.11

Less distributions:
Dividends from net investment income	(0.04)	(0.01)	—	#	—
Distributions from net realized gains	(0.48)	—	(0.48)		—

Total dividends and distributions	(0.52)	(0.01)	(0.48)		—

Net asset value, end of period	$15.29	$12.74	$15.23		$12.68

Total return(b)	24.28%	27.45%	24.08%		9.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$305,664	$55,083	$25,972		$89
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.68%	0.69%	0.93%		0.94	%(c)
Before waivers and reimbursements(a)	0.74%	1.90%	0.99	%(c)	2.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.48%	0.39%	0.41%		0.55%
Before waivers and reimbursements(a)	0.43%	(0.83)%	0.39%		(0.20)%
Portfolio turnover rate	18%	9%	18%		9%

70	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Tactical Manager International Portfolio

(fka AXA Tactical Manager International Portfolio-I)

	Class IA		Class IB
	Year Ended December 31, 2010	May 27, 2009* to December 31, 2009	Year Ended December 31, 2010		October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$12.29	$10.00	$12.29		$11.98

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.02 (e)	0.30	(e)	(0.18	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.51	2.41	0.27		0.62

Total from investment operations	0.59	2.43	0.57		0.44

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.07)		(0.06)
Distributions from net realized gains	(0.07)	(0.07)	(0.07)		(0.07)

Total dividends and distributions	(0.17)	(0.14)	(0.14)		(0.13)

Net asset value, end of period	$12.71	$12.29	$12.72		$12.29

Total return(b)	4.93%	24.27%	4.75%		3.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$247,999	$56,503	$43,893		$91
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.69%	0.70%	0.94%		0.94	%(c)
Before waivers and reimbursements(a)	0.76%	2.00%	1.01	%(c)	2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.66%	0.23%	2.54%		(8.26)%
Before waivers and reimbursements(a)	0.60%	(1.08)%	2.50%		(9.62)%
Portfolio turnover rate	3%	24%	3%		24%

EQ Advisors Trust	Financial Highlights	71

Financial Highlights (cont’d)

ATM Core Bond Portfolio

Class IA
October 25, 2010* to December 31, 2010
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	(0.24)

Total from investment operations	(0.20)

Less distributions:
Dividends from net investment income	(0.04)
Distributions from net realized gains	— #

Total dividends and distributions	(0.04)

Net asset value, end of period	$9.76

Total return(b)	(1.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,172,827
Ratio of expenses to average net assets (a)	0.64%
Ratio of net investment income (loss) to average net assets (a)	2.16%
Portfolio turnover rate	17%

*	Commencement of Operations.
†	Per share amount is less than $0.01
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

72	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports include performance information, a discussion of market conditions and the investment strategies that have affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated                     , 2011

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class K shares offered by the Trust on behalf of the Portfolio that you can choose as an investment alternative. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/International ETF Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Supplement is accurate or complete. Anyone who tells you otherwise is committing a crime.

ETF

(196950)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/International ETF Portfolio – Class K Shares

Investment Objective: Seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International ETF Portfolio	Class K Shares
Management Fee	0.40%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.44%
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement†	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.55% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$101	$317	$551	$1,224

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of other investment companies (“exchange traded funds” or “ETFs”). The Portfolio invests primarily in ETFs that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world. The Portfolio invests its assets in ETFs in accordance with weightings determined by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) the Portfolio’s investment manager, and generally will be broadly diversified among various geographic regions.

ETFs are investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance will correspond closely with that of the index it tracks. By investing in the Portfolio, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The ETFs in which the Portfolio may invest are referred to herein as the “Underlying ETFs”.

The Manager uses a two-stage asset allocation process to create an investment portfolio of ETFs for the Portfolio. The first stage involves a strategic asset allocation that is intended to provide the Portfolio with broad exposure to international markets. At this stage, the Manager decides what portion of the Portfolio’s investable assets should be invested in various geographic regions. The Manager makes this determination using a proprietary investment process, based on fundamental research regarding the investment characteristics of the various regions, as well as its outlook for international economies and financial markets. The Manager determines, monitors and may periodically adjust asset allocations based on its analysis of data relating to the U.S. and international economies, securities markets and various segments within those markets.

EQ Advisors Trust	About the investment portfolios	3

EQ/International ETF Portfolio (continued)

The second stage of this process involves the selection of Underlying ETFs within each of the geographic regions identified as a result of the first stage of the investment process. The Manager seeks to select Underlying ETFs that represent investments in one or more countries that are expected to outperform the Portfolio’s benchmark over the intermediate term. In selecting the Underlying ETFs, the Manager analyzes many factors, including the Underlying ETF’s investment objectives, total return, portfolio holdings, volatility and expenses as well as quantitative and qualitative data regarding the market segments and economies of the country or countries represented in the Underlying ETF’s portfolio of investments.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

•

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

ETF Risk. When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, securities selection risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

•

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2010 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on                     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

4	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (August 25, 2006)
EQ/International ETF Portfolio — Class K Shares	7.67%	–1.22%
MSCI EAFE Index	7.75%	0.04%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski CFP®, CLU, ChFC	Senior Vice President of FMG LLC	August 2006
Alwi Chan, CFA	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401k Plan. Shares also may be sold to tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contract, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	5

2. More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this prospectus, the Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

80% Policy

The Portfolio has a policy that, under normal circumstances, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in exchange traded securities of ETFs. This policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the Portfolio.

Underlying ETFs

The Portfolio invests primarily in securities issued by ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, ETFs are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected.

Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds.The Portfolio may rely on these exemptive orders in investing in ETFs.

The table below lists the ETFs in which the Portfolio currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Manager without notice or shareholder approval. The Portfolio will not necessarily invest in every Underlying ETF at one time.

iShares® FTSE/Xinhua China 25 Index Fund

iShares® MSCI All Country Asia ex-Japan Index Fund

iShares® MSCI Australia Index Fund

iShares® MSCI Austria Investable Market Index Fund

iShares® MSCI Belgium Investable Market Index Fund

iShares® MSCI Brazil Index Fund

iShares® MSCI BRIC Index Fund

iShares® MSCI Canada Index Fund

iShares® MSCI EAFE Growth Index Fund

iShares® MSCI EAFE Index Fund

iShares® MSCI EAFE Small Cap ETF

iShares® MSCI EAFE Value Index Fund

iShares® MSCI Emerging Markets Index Fund

iShares® MSCI France Index Fund

iShares® MSCI Germany Index Fund

iShares® MSCI Hong Kong Index Fund

iShares® MSCI Israel Capped Investable Market Index Fund

iShares® MSCI Italy Index Fund

iShares® MSCI Japan Index Fund

iShares® MSCI Japan Small Cap ETF

iShares® MSCI Malaysia Index Fund

iShares® MSCI Mexico Investable Market Index Fund

iShares® MSCI Netherlands Investable Market Index Fund

iShares® MSCI New Zealand Investable Market Index Fund

iShares® MSCI Pacific ex-Japan Index Fund

iShares® MSCI Poland Investable Market Index Fund

iShares® MSCI Singapore Index Fund

iShares® MSCI South Africa Index Fund

iShares® MSCI South Korea Index Fund

iShares® MSCI Spain Index Fund

iShares® MSCI Sweden Index Fund

iShares® MSCI Switzerland Index Fund

iShares® MSCI Taiwan Index Fund

iShares® MSCI Thailand Investable Market Index Fund

iShares® MSCI Turkey Investable Market Index Fund

iShares® MSCI United Kingdom Index Fund

iShares® S&P Asia 50 Index Fund

iShares® S&P Europe 350 Index Fund

iShares® S&P India Nifty 50 ETF

iShares® S&P Latin America 40 Index Fund

iShares® S&P/TOPIX 150 Index Fund

SPDR® DJ Euro Stoxx 50 ETF

SPDR® DJ Stoxx 50 ETF

SPDR® S&P BRIC 40 ETF

SPDR® S&P China ETF

SPDR® S&P Emerging Asia Pacific ETF

SPDR® S&P Emerging Europe ETF

SPDR® S&P Emerging Latin America ETF

SPDR® S&P Emerging Markets ETF

SPDR® S&P Emerging Markets Small Cap ETF

SPDR® S&P Emerging Middle East & Africa ETF

SPDR® S&P International Mid Cap ETF

SPDR® S&P International Small Cap ETF

SPDR® S&P Russia ETF

Vanguard Europe Pacific ETF

Vanguard European ETF

Vanguard Pacific ETF

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BIT”). Neither BIT nor the iShares® Funds make any representations regarding the advisability of investing in any of the funds listed above.

6	More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs	EQ Advisors Trust

SPDRs® is used under license from The McGraw-Hill Companies, Inc. (“McGraw-Hill”). McGraw-Hill makes no representation or warranty regarding the advisability of investing in any of the funds listed above.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the section “About the Investment Portfolio — Principal Investment Strategy” and additional investment strategies that the Portfolio may employ in pursuing its investment objective.

Cash Management. The Portfolio can hold uninvested cash or cash collateral. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager.

Derivatives. The Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. If the Portfolio engages in derivatives transactions, it may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. The Portfolio may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Fixed Income Securities. The Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. The Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending. For purposes of realizing additional income, the Portfolio may lend its portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless the consideration to be earned from such loans justifies the risk.

Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these

EQ Advisors Trust	More About Investment Strategies, Risks, Benchmarks and the Underlying ETFs	7

instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, the Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio – Risks.” However, other factors may also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objective(s) or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. The Portfolio invests primarily in Underlying ETFs that invest substantially all of their assets in equity securities of foreign companies. Thus, the performance of the Portfolio will be subject to the risks of investing in equity securities of foreign companies. The Underlying ETFs have investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors, such as securities in specific geographic regions. Additional risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in the Underlying ETFs’ prospectuses.

Risks Associated with the Portfolio and the Underlying ETFs: Because the Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments.

General Investment Risks:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent

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that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Additional Risks:

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, Over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk. When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the

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economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of countries or companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

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Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk. An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They may also increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mid Cap and Small Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their

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stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk.  A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying ETFs. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Sector Concentration Risk. A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” is compared to that of a broad-based securities market index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with this benchmark, therefore, are of limited use. It is included because it is widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

MSCI EAFE® Index (Europe, Australasia, Far East) A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

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Information Regarding the Underlying ETFs

The following is additional information regarding the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional.

Each Underlying ETF is subject to certain General Investment Risks, such as Asset Class Risk, Issuer-Specific Risk, Market Risk, Portfolio Management Risk and Security Selection Risk. These General Investment Risks as well as additional principal risks specific to each Underlying ETF are listed below. Information regarding these risks is available in the section “More About Investment Strategies, Risks, Benchmarks and Underlying ETFs — Risks” and in the Underlying ETFs’ Prospectuses.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® FTSE/Xinhua China 25 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/Xinhua China 25 Index.	The Fund generally invests at least 90% of its assets in the securities of the FTSE/Xinhua China 25 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® MSCI All Country Asia ex Japan Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country Asia ex Japan Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI All Country Asia ex Japan Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Australia Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Australia Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Austria Investable Market Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Austria Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Austria Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the index.	• Equity Securities Risk • Foreign Securities Risks • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Belgium Investable Market Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Belgium Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the index.	• Equity Securities Risk • Foreign Securities Risks • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Brazil Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Brazil Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to try to manage the Fund.	• Equity Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI BRIC Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC Index.	The Fund generally invests at least 80% of its assets in the securities of the MSCI BRIC Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risks • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Canada Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Canada Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI EAFE Growth Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Growth Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Growth Index and in depositary receipts representing such securities. The index is a subset of the MSCI EAFE Index and consists of securities classified by MSCI as most representing the growth style. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Investment Style Risk • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI EAFE Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Index and in depositary receipts representing such securities. The index was developed as an equity benchmark for MSCI’s international stock performance. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI EAFE Small Cap Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index (“EAFE Small Cap Index”).	The fund generally invests at least 90% of its assets in securities of the EAFE Small Cap Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk • Small Cap Company Risk
iShares® MSCI EAFE Value Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Value Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI EAFE Index and in depositary receipts representing such securities. The index is a subset of the MSCI EAFE Index and consists of securities classified by MSCI as most representing the value style. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

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Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Emerging Markets Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Emerging Markets Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI France Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI France Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI France Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® MSCI Germany Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Germany Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Hong Kong Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Hong Kong Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Israel Capped Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market Index.	The Fund will at all times invest at least 90% of its assets in the securities of the MSCI Israel Capped Investable market Index or in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® MSCI Italy Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Italy Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Italy Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	15

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Japan Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Japan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Japan Small Cap ETF	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Small Cap Index (“Japan Small Cap Index”)	The fund generally invests at least 90% of its assets in the securities of the Japan Small Cap Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk • Small Cap Company Risk
iShares® MSCI Malaysia Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Malaysia Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Malaysia Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Mexico Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Mexico Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Netherlands Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Netherlands Investable Market Index.	The Fund will normally invest at least 90% of its assets in the securities of the MSCI Netherlands Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI New Zealand Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI New Zealand Investable Market Index.	The Fund generally invests at least 80% of its assets in securities of the MSCI New Zealand Investable Market Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risks • Exchange Traded Funds Risks

16	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Pacific ex-Japan Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Pacific ex-Japan Index. The index consists of stocks in the Australia, Hong Kong, New Zealand and Singapore markets.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Pacific ex-Japan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Poland Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI Poland Investable Market Index.	The Fund generally invests at least 90% of its assets in securities of the MSCI Poland Investable Market Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risks • Exchange Traded Funds Risks
iShares® MSCI Singapore Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Singapore Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI South Africa Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Africa Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI South Africa Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI South Korea Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Korea Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI South Korea Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Spain Index Fund	Seeks investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Spain market, as measured by the MSCI Spain Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Spain Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	17

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® MSCI Sweden Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Sweden Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Sweden Index and in depositary receipts representing such securities. The Fund uses a representative sampling indexing strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Switzerland Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Switzerland Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Switzerland Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Taiwan Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI Taiwan Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to try to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Thailand Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, the MSCI Thailand Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Thailand Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI Turkey Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Turkey Investable Market Index.	The Fund generally invests at least 90% of its assets in the securities of the MSCI Turkey Investable Market Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® MSCI United Kingdom Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom Index.	The Fund generally invests at least 95% of its assets in the securities of the MSCI United Kingdom Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk

18	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares® S&P Asia 50 Index Fund	The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Asia 50 Index.	The Fund generally invests at least 90% of its assets in securities of the S&P Asia 50 Index and in depositary receipts representing such securities. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® S&P Europe 350 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s Europe 350 Index.	The Fund generally invests at least 90% of its assets in the securities of the Standard & Poor’s Europe 350 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
iShares® S&P India Nifty 50 Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P CNX Nifty Index (“CNX Nifty Index”)	The fund will invest substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius, which in turn, will invest at least 80% of its total assets in securities that comprise the CNX Nifty Index. The Fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® S&P Latin America 40 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s Latin America 40 Index.	The Fund generally invests at least 90% of its assets in the securities of the Standard & Poor’s Latin America 40 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
iShares® S&P/TOPIX 150 Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/TOPIX 150 Index.	The Fund generally invests at least 90% of its assets in the securities of the S&P/TOPIX 150 Index and in depositary receipts representing such securities. The fund uses a representative sampling strategy to manage the Fund.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non-Diversification Risk • Exchange Traded Funds Risk
SPDR® DJ Euro STOXX 50 ETF	The Fund’s investment objective is to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones EURO STOXX 50® Index.	The Fund will normally invest at least 90% of its assets in the securities. The Dow Jones EURO STOXX 50 Index. The Fund uses a passive management strategy designed to track the price and yield performance of the Dow Jones EURO STOXX 50 Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Exchange Traded Funds Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	19

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® DJ STOXX 50 ETF	The Fund’s investment objective is to replicate as closely as possible, before expenses, the price and yield performance of the Dow Jones STOXX 50® Index.	The Fund will normally invest at least 90% of its assets in the securities. The Dow Jones STOXX 50 Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy designed to track the price and yield performance of the Dow Jones STOXX 50 Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P BRIC 40 ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance the SPDR S&P BRIC 40 Index.	The Fund will normally invest at least 80% of its assets in the securities of the SPDR BRIC 40 Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy designed to track the total return performance of the S&P BRIC 40 Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P China ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P China BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the SPDR China BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P China BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Asia Pacific ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance the S&P Asia Pacific Emerging BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Asia Pacific Emerging BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Asia Pacific Emerging BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Europe ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P European Emerging Capped BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P European Emerging Capped BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P European Emerging Capped BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Micro Cap Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk

20	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P Emerging Latin America ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of S&P Latin America BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Latin America BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Latin America BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Markets ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of S&P Emerging BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Emerging BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Emerging BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Markets Small Cap ETF	The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of S&P Emerging Markets Under USD2 Billion Index.	The Fund will normally invest at least 80% of its assets in the securities of the S&P Emerging Markets Under USD2 Billion Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Emerging Markets Under USD2 Billion Index.	• Foreign Securities Risk • General Investment Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P Emerging Middle East & Africa ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P Mid-East & Africa BMI Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Mid-East & Africa BMI Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Mid-East & Africa BMI Index.	• Foreign Securities Risk • General Investment Risk • Large Cap Company Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk
SPDR® S&P International Mid Cap ETF	The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Developed Ex-U.S. Between USD2 Billion and USD5 Billion Index.	The Fund will normally invest at least 80% of its assets in the securities of the S&P Developed Ex-US Between USD2 Billion and USD5 Billion Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Developed Ex-U.S. Between USD2 Billion and USD5 Billion.	• Foreign Securities Risk • General Investment Risk • Mid Cap and Small Cap Company Risk • Non-Diversified Risk • Exchange Traded Funds Risk

EQ Advisors Trust	More information on investing in ETFs and the Underlying ETFs	21

Information Regarding the Underlying ETFs (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SPDR® S&P International Small Cap ETF	The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of the S&P Developed Ex-U.S. Under USD2 Billion Index.	The Fund will normally invest at least 90% of its assets in the securities of the S&P Developed Ex-US Under USD2 Billion Index and/or corresponding American Depositary Receipts or Global Depository Receipts. The Fund uses a passive management strategy and “sampling” methodology designed to track the total return performance of the S&P Developed Ex-U.S. Under USD2 Billion.	• Foreign Securities Risk • General Investment Risk • Non-Diversified Risk • Exchange Traded Funds Risk • Small Cap Company Risk
SPDR® S&P® Russia ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an equity index based upon the Russian equity market.	The Fund normally will invest at least 80% of its total assets in the securities comprising the S&P Russia Capped BMI Index or in corresponding American Depositary Receipts or Global Depositary receipts. The Fund uses a passive management strategy and a “sampling” methodology designed to track the total return performance of the S&P Russia Capped BMI Index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Non Diversification Risks • Exchange Traded Funds Risks
Vanguard Europe Pacific ETF	Seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.	The Fund purchases stocks included in the MSCI EAFE Index. The Fund uses statistical methods to sample the Index	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
Vanguard European ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.	The Fund employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Europe Index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk
Vanguard Pacific ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.	The Fund employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index.	• Equity Securities Risk • Foreign Securities Risk • General Investment Risks • Exchange Traded Funds Risk

22	More information on investing in ETFs and the Underlying ETFs	EQ Advisors Trust

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-three (63) Portfolios, sixty-two (62) of which have authorized Class K shares. This Prospectus describes the Class K shares of one (1) Portfolio. The Portfolio’s objective, investment strategies and risks have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager also is responsible for determining the strategic asset allocation for the Portfolio and the selection of Underlying ETFs in which the Portfolio will invest. The Manager will make these determinations and engage in periodic rebalancing of the Portfolio’s investments using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the geographic regions and Underlying ETFs, as well as its outlook for the economy and financial markets.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA, are responsible for the day-to-day management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Senior Vice President of FMG LLC since May 2011 and Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA, has served as a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since February 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for funds of funds currently managed by FMG LLC.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

While day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the management agreement with respect to the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2010.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2010 for managing the Portfolio and the rate of the fees waived by the Manager in 2010 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2010

Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/International ETF	0.40%	0.01%

EQ Advisors Trust	Management of the Trust	23

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays FMG LLC an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets (exclusive of certain Portfolios), 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter.

Expense Limitation Agreement

In the interest of limiting until April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees to limit the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, expenses of Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) to the following respective expense ratios:

Expense Limitation Provisions

Total Expenses Limited to (% of daily net assets)
Portfolio	Class K
EQ/International ETF Portfolio	0.55%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

24	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers three classes of shares on behalf of the Portfolio: Class IA, Class IB and Class K Shares. Class K Shares are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class K shares of the Trust offered by this Prospectus. Class K shares are offered and redeemed at their net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

EQ Advisors Trust	Fund distribution arrangements	25

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., iShares MSCI Australia Index Fund and iShares MSCI Singapore Index Fund), the securities of small- and mid-capitalization companies or high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the same Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the same Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and

26	Buying and selling shares	EQ Advisors Trust

that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC or an affiliate or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	27

6. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of the Portfolio’s shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying ETFs that invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s or an Underlying ETF’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affecting their value are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for the Portfolio when the Trust deems that the particular event or circumstance would materially affect the Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

28	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by the Portfolio are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as Manager and administrator of the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	29

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of the Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of the Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified the Portfolio is, the less volatile it will be.

Yield — The rate at which the Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

30	Glossary of Terms	EQ Advisors Trust

9. Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below has been derived from the financial statements of the Portfolio, which have been audited by                     , an independent registered public accounting firm.                     ’s report on the Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

The Portfolio first offered Class K Shares on                     , 2011 and, therefore, the Class K shares have no financial history prior to this date. The Class K shares have the same expenses as the Class IA shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/International ETF Portfolio

	Class IA						Class IB
	Year Ended December 31,				August 25, 2006* to December 31, 2006		Year Ended December 31,							August 25, 2006* to December 31, 2006
	2010	2009	2008	2007			2010	2009		2008		2007
Net asset value, beginning of period	$6.93	$6.34	$11.90	$10.99	$10.00		$6.93	$6.35		$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.14 (e)	0.22 (e)	0.38 (e)	0.42 (e)	0.24	(e)	0.12 (e)	0.15	(e)	0.27	(e)	0.22	(e)	0.20	(e)
Net realized and unrealized gain (loss) on investments	0.39	1.29	(5.44)	0.78	0.91		0.40	1.33		(5.34)		0.94		0.94

Total from investment operations	0.53	1.51	(5.06)	1.20	1.15		0.52	1.48		(5.07)		1.16		1.14

Less distributions:
Dividends from net investment income	(0.14)	(0.66)	(0.17)	(0.22)	(0.16)		(0.12)	(0.64)		(0.15)		(0.18)		(0.15)
Distributions from net realized gains	(0.17)	(0.26)	— #	(0.07)	—		(0.17)	(0.26)		—	#	(0.07)		—
Return of capital	—	—	(0.33)	—	—		—	—		(0.33)		—		—

Total dividends and distributions	(0.31)	(0.92)	(0.50)	(0.29)	(0.16)		(0.29)	(0.90)		(0.48)		(0.25)		(0.15)

Net asset value, end of period	$7.15	$6.93	$6.34	$11.90	$10.99		$7.16	$6.93		$6.35		$11.90		$10.99

Total return (b)	7.67%	24.04%	(42.62)%	10.93%	11.50%		7.55%	23.52%		(42.68)%		10.63%		11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$328,326	$312,918	$30,332	$11,578	$3,339		$1,061	$987		$799		$1,849		$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.55%	0.43%	0.40%	0.40%	0.40%		0.80%	0.68	%(c)	0.65%		0.65%		0.65%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.55%	0.43%	0.26%	0.33%	0.10	%(c)	0.80%	0.68	%(c)	0.51	%(c)	0.58%		0.35	%(c)
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.56%	0.55%	0.87%	1.50%	4.93	%(c)	0.81%	0.80	%(c)	1.12	%(c)	1.75	%(c)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.04%	3.32%	4.12%	3.40%	6.34%		1.78%	2.22%		2.68%		1.81%		5.14%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.04%	3.32%	4.26%	3.47%	6.60%		1.78%	2.22%		2.82%		1.88%		5.52%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.03%	3.19%	3.65%	2.30%	1.79%		1.77%	2.05%		2.14%		0.63%		0.55%
Portfolio turnover rate	9%	12%	18%	8%	0%		9%	12%		18%		8%		0%

EQ Advisors Trust	Financial Highlights	31

Financial Highlights (cont’d)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

32	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated                     , 2011

This prospectus describes five (5) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class K shares offered by the Trust on behalf of the Portfolios. This prospectus contains information you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

AXA Strategic Allocation Series Portfolios

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Strategic Alloc

Class K

(196974)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

AXA Conservative Strategy Portfolio – Class K Shares

Investment Objective: Seeks a high level of current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative Strategy Portfolio	Class K Shares
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.53%
Total Annual Portfolio Operating Expenses	0.90%
Fee Waivers and/or Expense Reimbursements†	–0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$72	$267	$479	$1,089

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

EQ Advisors Trust	AXA Conservative Strategy Portfolio	3

AXA Conservative Strategy Portfolio (continued)

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s

4	AXA Conservative Strategy Portfolio	EQ Advisors Trust

average annual total returns for the past one-year and since inception periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Conservative Strategy Portfolio — Class K Shares	7.23%	9.34%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	April 2009
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	AXA Conservative Strategy Portfolio	5

AXA Conservative Growth Strategy Portfolio – Class K Shares

Investment Objective: Seeks current income and growth of capital, with greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Conservative Growth Strategy Portfolio	Class K Shares
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.57%
Total Annual Portfolio Operating Expenses	0.90%
Fee Waivers and/or Expense Reimbursements†	–0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$77	$272	$484	$1,094

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in Underlying Portfolios.

The fixed income asset classes may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

6	AXA Conservative Growth Strategy Portfolio	EQ Advisors Trust

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its

EQ Advisors Trust	AXA Conservative Growth Strategy Portfolio	7

AXA Conservative Growth Strategy Portfolio (continued)

first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Conservative Growth Strategy Portfolio — Class K Shares	9.05%	13.70%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	April 2009
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to Portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

8	AXA Conservative Growth Strategy Portfolio	EQ Advisors Trust

AXA Balanced Strategy Portfolio – Class K Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Balanced Strategy Portfolio	Class K Shares
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%
Total Annual Portfolio Operating Expenses	0.89%
Fee Waivers and/or Expense Reimbursements†	–0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$82	$275	$484	$1,088

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction,

EQ Advisors Trust	AXA Balanced Strategy Portfolio	9

AXA Balanced Strategy Portfolio (continued)

is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk — Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception

10	AXA Balanced Strategy Portfolio	EQ Advisors Trust

periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (September 11, 2009), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Balanced Strategy Portfolio — Class K Shares	10.31%	15.38%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	April 2009
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	AXA Balanced Strategy Portfolio	11

AXA Moderate Growth Strategy Portfolio – Class K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Moderate Growth Strategy Portfolio	Class K Shares
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.61%
Total Annual Portfolio Operating Expenses	0.89%
Fee Waivers and/or Expense Reimbursements†	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$87	$280	$489	$1,092

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset class may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

12	AXA Moderate Growth Strategy Portfolio	EQ Advisors Trust

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: — Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception

EQ Advisors Trust	AXA Moderate Growth Strategy Portfolio	13

AXA Moderate Growth Strategy Portfolio (continued)

periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best Quarter (% and time period)	Worst Quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Moderate Growth Strategy Portfolio — Class IA Shares	10.84%	18.58%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	April 2009
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14	AXA Moderate Growth Strategy Portfolio	EQ Advisors Trust

AXA Growth Strategy Portfolio – Class K Shares

Investment Objective: Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Growth Strategy Portfolio	Class K Shares
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)	None
Other Expenses	0.20%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.63%
Total Annual Portfolio Operating Expenses	0.93%
Fee Waivers and/or Expense Reimbursements†	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2012.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$87	$289	$507	$1,138

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”). The Portfolio invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Portfolios.

The fixed income asset classes may include investment grade securities and below investment grade securities (also known as high yield or “junk” bonds) of both U.S. and foreign issuers. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets. The Underlying Portfolios include portfolios that invest a significant portion of their assets in derivatives, including futures and options contracts that may be used for a variety of purposes, including managing the portfolio’s equity exposure or duration.

The Manager may change the asset allocation targets, and the particular Underlying Portfolios in which the Portfolio invests. The Manager may sell the Portfolio’s holding for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

PRINCIPAL INVESTMENT RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk — In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

EQ Advisors Trust	AXA Growth Strategy Portfolio	15

AXA Growth Strategy Portfolio (continued)

•

Credit Risk — The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

•

Derivatives Risk — A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation.

•

Equity Risk — In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

•

Foreign Securities Risk — Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

•

Index Strategy Risk — A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

•

Interest Rate Risk — The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

•

Investment Grade Securities Risk: — Debt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Junk Bonds and Lower Rated Securities Risk: — Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

•

Risks of Investing in Underlying Portfolios — A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio’s performance for its first full calendar year of operations and by showing how the Portfolio’s average annual total returns for the past one-year and since inception

16	AXA Growth Strategy Portfolio	EQ Advisors Trust

periods through December 31, 2010 compare to the returns of broad-based market indexes. Past performance is not necessarily an indication of future performance.

The Class K Shares were first offered on     , 2011 and do not have a full calendar year of performance history. The performance information shown below is the performance of the Class IA Shares, which would have annual returns identical to those of the Class K Shares because the Class IA Shares are invested in the same portfolio of securities and have the same expenses as the Class K Shares.

For periods prior to the date Class IA Shares commenced operations (September 11, 2009), the performance information shown below is the performance of Class IB Shares, which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA and Class K Shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class K

Best quarter (% and time period)	Worst quarter (% and time period)
% ( )	% ( )

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Growth Strategy Portfolio — Class K Shares	11.96%	19.65%
S&P 500 Index	15.06%	27.07%
Barclays Capital U.S. Aggregate Bond Index	6.54%	7.13%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	April 2009
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with the Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other Portfolios managed by FMG LLC that currently sell their shares to such accounts and plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	AXA Growth Strategy Portfolio	17

The Portfolios at a Glance

The AXA Strategic Allocation Series Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Strategic Allocation Series Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Strategic Allocation Series Portfolios — AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio and AXA Growth Strategy Portfolio. Each AXA Strategic Allocation Series Portfolio pursues its investment objective by investing in the Underlying Portfolios, which are managed by the Manager. The chart below illustrates each AXA Strategic Allocation Series Portfolio according to its emphasis on income and anticipated growth of capital:

AXA Strategic Allocation Series Portfolios	Income	Growth of Capital
AXA Conservative Strategy Portfolio	High	Low
AXA Conservative Growth Strategy Portfolio	Medium to High	Low to Medium
AXA Balanced Strategy Portfolio	Medium	Medium to High
AXA Moderate Growth Strategy Portfolio	Low	Medium to High
AXA Growth Strategy Portfolio	Low	High

The Manager, under the oversight of the Board of Trustees (the “Board”), has established an asset allocation target for each AXA Strategic Allocation Series Portfolio. This target is the approximate percentage of each Portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the Portfolios invest. These asset allocation targets may be changed without shareholder approval.

The Manager establishes the asset allocation targets for each asset class and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes and the Underlying Portfolios, as well as its outlook for the economy and financial markets. The Manager may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. The Manager may sell a Portfolio’s holdings in an Underlying Portfolio in order to invest in another Underlying Portfolio believed to offer superior investment opportunities. The Manager does not intend to engage in active and frequent trading on behalf of the AXA Strategic Allocation Series Portfolios. The following chart describes the current asset allocation targets among the asset classes for each AXA Strategic Allocation Series Portfolio.

Asset Class*	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy
Percentage of Equities	20%	40%	50%	60%	70%
Percentage of Fixed Income*	80%	60%	50%	40%	30%
*	The target allocations may include securities of both U.S. and foreign issuers.

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class. Each AXA Strategic Allocation Series Portfolio also may deviate temporarily from its asset allocation targets for defensive purposes. In addition, each AXA Strategic Allocation Series Portfolio may deviate from its asset allocation targets as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The AXA Strategic Allocation Series Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance each AXA Strategic Allocation Series Portfolio’s holdings periodically to bring the Portfolio’s asset allocation back into alignment with its asset allocation target. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class whose minimum percentage has not been achieved.

In an attempt to reduce volatility and produce more favorable risk-adjusted returns over time, an AXA Strategic Allocation Series Portfolio may invest in Underlying Portfolios as deemed appropriate by the Manager that combine a passive investment index style with an actively managed futures and options strategy that is used to tactically manage exposure to securities in a particular index or indexes based on the level of volatility in the market or interest rate movements as applicable. This strategy may not fully protect a Portfolio against declines in the value of its portfolio, and the Portfolio could experience a loss or could underperform its benchmark during certain periods as a result of its investment in these Underlying Portfolios.

The AXA Strategic Allocation Series Portfolios also may, from time to time, hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager and for temporary defensive purposes to respond to adverse market, economic or political conditions.

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During such times, the Manager may reduce the equity allocation of an AXA Strategic Allocation Series Portfolio to zero. Should an AXA Strategic Allocation Series Portfolio take this action, it may not achieve its investment objective. The AXA Strategic Allocation Series Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

In order to give you a better understanding of the types of Underlying Portfolios in which the AXA Strategic Allocation Series Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset class, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by FMG LLC and may be sub-advised by one or more sub-advisers, which may include affiliates of FMG LLC. FMG LLC’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an AXA Strategic Allocation Series Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to FMG LLC, and in certain instances, advisory fees paid by FMG LLC to its affiliates. The AXA Strategic Allocation Series Portfolios will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Equities

ATM International Portfolio

ATM Large Cap Portfolio

ATM Mid Cap Portfolio

ATM Small Cap Portfolio

AXA Tactical Manager 400 Portfolio

AXA Tactical Manager 500 Portfolio

AXA Tactical Manager 2000 Portfolio

AXA Tactical Manager International Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/Equity Growth PLUS

EQ/International Core PLUS Portfolio

EQ/International ETF Portfolio

EQ/International Equity Index Portfolio

EQ/International Value PLUS Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Small Company Index

Fixed Income ATM Core Bond Portfolio ATM Government Bond Portfolio EQ/Core Bond Index Portfolio EQ/Global Bond PLUS Portfolio EQ/Intermediate Government Bond Index Portfolio

Please note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in any of the AXA Strategic Allocation Series Portfolios bears both the expenses of the particular AXA Strategic Allocation Series Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Strategic Allocation Series Portfolio instead of in the AXA Strategic Allocation Series Portfolio itself. However, not all of the Underlying Portfolios of a or an AXA Strategic Allocation Series Portfolio may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation services provided by FMG LLC.

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More About Investment Strategies, Risks & Benchmarks

More About Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without shareholder approval.

Strategies

The following provides additional information regarding the principal investment strategies of the Portfolios as discussed in “Goals, Strategies & Risks — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Securities of Other Investment Companies. Each Portfolio invests in Underlying Portfolios managed by the Manager and sub-advised by one or more sub-advisers, which may include affiliates of the Manager. In addition, each Portfolio has an asset allocation target that is an approximate percentage of the Portfolio’s assets allocated between equity and fixed income securities as represented by the individual holdings of the Underlying Portfolios. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios rely to invest in other investment companies in excess of these limits, subject to certain conditions.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Cash and Short-Term Investments. Each Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

Each Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes, each Portfolio may invest without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “Goals, Strategies & Risks — Principal Investment Risks.” However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Each Portfolio follows a distinct set of investment strategies. To the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, the performance of the Portfolio will be subject to the risks of investing in equity securities. To the extent a Portfolio invests in Underlying Portfolios that invest in fixed income securities, the performance of the Portfolio will be subject to the risks of investing in fixed income securities, which may include high yield securities.

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To the extent a Portfolio invests in an Underlying Portfolio that invests in foreign securities, the performance of the Portfolio will be subject to the risks of investing in foreign securities.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. More information about the Underlying Portfolios is available in the Underlying Portfolios’ prospectuses.

General Risks of AXA Strategic Allocation Series Portfolios and the Underlying Portfolios

Each of the Portfolios and the Underlying Portfolios may be subject to certain general investment risks, as discussed below:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is Consistent with its investment objective, policies and strategies

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing a sub-adviser (“Adviser”) and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk. There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives posi-

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tions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

Exchange Traded Funds Risk. When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the Portfolio’s direct fees and expenses. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF generally invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk. An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high

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unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk. A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk. The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Underlying Portfolios. A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the

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Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Securities Lending Risk. A Portfolio that lends securities is subject to the risk that the loaned securities will not be available to the portfolio on a timely basis and, therefore, that the Portfolio may lose the opportunity to sell the securities at a desirable time and price. There is also the risk that the Portfolio will not receive (or will experience delays in receiving) additional collateral or the loaned securities when due, which could result in a loss to the portfolio. If the borrower fails financially, it is also possible that the portfolio could lose its right to the collateral it holds. In addition, the Portfolio bears the risk of a decline in the value of the collateral held by a Portfolio in connection with a securities loan.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Short Sales Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. As a general matter, the AXA Growth Strategy Portfolio, AXA Moderate Growth Strategy Portfolio and AXA Balanced Strategy Portfolio will be subject to the risks of investing in equity securities to a greater extent than the AXA Conservative Strategy Portfolio and AXA Conservative Growth Strategy Portfolio. The risks of investing in equity securities include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

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Large Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk. A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Non-Diversification Risk. A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

As a general matter, the AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio and AXA Balanced Strategy Portfolio will be subject to the risks of investing in fixed income securities to a greater extent than the AXA Growth Strategy Portfolio and AXA Moderate Growth Strategy Portfolio. The risks of investing in fixed income securities include:

Convertible Securities. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment

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grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk. Bonds rated below investment grade (i.e. BB by S&P or Fitch or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on

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the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each AXA Strategic Allocation Series Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities. Therefore, as an investor in an AXA Strategic Allocation Series Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities.

The following is a more detailed description of the primary risks of investing in foreign securities.

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depository Receipts. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to

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uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

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Benchmarks

The performance of the Portfolios as shown in the section “Goals, Strategies & Risks” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index (“Aggregate Bond Index”) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities registered with the SEC. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

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Information Regarding the Underlying Portfolios

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available at www.axa-equitablefunds.com by contacting your financial professional, or the portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios without notice or shareholder approval. The Manager’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
FIXED INCOME
ATM Core Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks Related to Investments In Other Investment Companies

• Short Sales Risk

ATM Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including debt securities included in the Barclays Capital Intermediate U.S. Government Bond Index.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Manager’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Risks Related to Investments In Other Investment Companies

• Short Sales Risk

• Zero Coupon and Pay-in-Kind Securities Risk

30	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Intermediate Government Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government Bond Index (“Government Index”), including reinvestment of dividends, at a risk level consistent with that of the Government Index.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Government Index, or other financial instruments that derive their value from those securities. The Government Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in-Kind Securities Risk
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds.

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Junk Bonds or Lower Rated Securities Risk

• Leveraging Risk

• Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Turnover

EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.	Under normal market conditions the Portfolio invests, at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market, including U.S. Treasury, and government-related, corporate and agency fixed-rate debt securities.	• Credit Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQUITIES
EQ/Large Cap Value PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Portfolio Turnover Risk
EQ/Large Cap Value Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio typically will hold all securities in the Russell 1000 Value Index in the exact weight each represents in the index, although in certain circumstances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk
EQ/Common Stock Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk • Mid-Cap and Small-Cap Company Risk
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return, before expenses, that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio typically will hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Equity Risk • Index Strategy Risk • Large-Cap Company Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity Growth PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The Portfolio also may invest in derivatives such as futures and options.	• Derivatives Risk • Exchange Traded Funds Risk • Equity Risk • Index Strategy Risk • Investment Style Risk • Large-Cap Company Risk • Leveraging Risk • Mid-Cap Company Risk
EQ/Large Cap Core PLUS Portfolio	Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Market Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/Large Cap Growth Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Growth Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index at the time of initial investment. The Portfolio seeks to hold all securities in the Index in the exact weight each represents in the Index.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Large Cap Company Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Growth PLUS Portfolio	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

• Portfolio Turnover Risk

EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Equity Risk • Index Strategy Risk • Small-Cap Company Risk
EQ/Mid Cap Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. The Portfolio typically holds all 400 securities in the index in the exact weight each represents in the index, although, in certain circumstances, a sampling approach may be utilized.	• Equity Risk • Index Strategy Risk • Mid-Cap Company Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mid Cap Value PLUS Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Leveraging Risk

• Mid-Cap Company Risk

EQ/International ETF Portfolio	Seeks long-term capital appreciation.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in ETFs that, in turn, invest substantially all of their assets in equity securities of foreign companies of any size located in developed and emerging markets throughout the world.	• Currency Risk • Emerging Markets Risk • Equity Risk • Exchange Traded Funds Risk • Foreign Securities Risk
EQ/International Core PLUS Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in foreign equity securities. The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in ETFs. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Large-Cap Company Risk

• Leveraging Risk

• Mid-Cap and Small-Cap Company Risk

EQ/International Value PLUS Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital	The Portfolio’s assets normally are allocated among three distinct portions; one portion is actively managed, one portion seeks to track the performance (before fees and expenses) of a particular index or indices and one portion invests in exchange-traded funds. The active allocated portion seeks to invest in securities of foreign companies, including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase. The Portfolio also may invest in derivatives such as futures and options.

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Index Strategy Risk

• Investment Style Risk

• Large-Cap Company Risk

• Leveraging Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	35

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPI Index, and 10% S&P/ASX 200 Index (“composite index”) including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies represented in the composite index. The Adviser selects a subset of the companies represented in each index comprising the composite index.	• Currency Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk
ATM Large Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in combination of long and short positions on equity securities of large capitalization companies, including securities included in the S&P 500 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Large-Cap Company Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk
AXA Tactical Manager 500 Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in combination of long and short positions on equity securities of large capitalization companies, including securities included in the S&P 500 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Large-Cap Company Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk

36	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
ATM Mid Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of mid capitalization companies including securities included in the S&P MidCap 400 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of mid-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Mid-Cap Company Risk • Non-Diversification Risk • Short Sales Risk
AXA Tactical Manager 400 Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of mid capitalization companies including securities included in the S&P MidCap 400 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of mid-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Mid-Cap Company Risk • Non-Diversification Risk • Short Sales Risk
ATM Small Cap Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell® 2000 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk • Small-Cap Company Risk

EQ Advisors Trust	Information Regarding the Underlying Portfolios	37

Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Tactical Manager 2000 Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of small capitalization companies, including securities included in the Russell® 2000 Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure to such companies based on the level of volatility in the market.	• Derivatives Risk • Equity Risk • Exchange Traded Funds Risk • Index Strategy Risk • Leveraging Risk • Non-Diversification Risk • Short Sales Risk • Small-Cap Company Risk
ATM International Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index and the Tokyo Stock Price Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

• Currency Risk

• Depositary Receipt Risk

• Derivatives Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Geographic Risk

• Index Strategy Risk

• Leveraging Risk

• Non-Diversification Risk

• Political/Economic Risk

• Regulatory Risk

• Settlement Risk

• Transaction Costs Risk

• Short Sales Risk

AXA Tactical Manager International Portfolio	The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes by investing in a combination of long and short positions on equity securities of foreign companies, including securities included in the Morgan Stanley Capital International EAFE Index, ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index and the Tokyo Stock Price Index.	The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies with an actively managed futures and options strategy that will be used to tactically manage equity exposure in the Portfolio based on the level of volatility in the market.

• Currency Risk

• Depositary Receipt Risk

• Derivatives Risk

• Equity Risk

• Exchange Traded Funds Risk

• Foreign Securities Risk

• Geographic Risk

• Index Strategy Risk

• Leveraging Risk

• Non-Diversification Risk

• Political/Economic Risk

• Regulatory Risk

• Settlement Risk

• Short Sales Risk

• Transaction Costs Risk

38	Information Regarding the Underlying Portfolios	EQ Advisors Trust

Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among sixty-three (63) portfolios, sixty-two (62) of which have authorized Class K shares. This prospectus describes the Class K shares of the five (5) AXA Strategic Allocation Series Portfolios of the Trust. Each Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Strategic Allocation Series Portfolio. FMG LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC is newly organized and commenced operations on May 1, 2011.

The Manager is responsible for the general management and administration of the Trust and the day to day management of the AXA Strategic Allocation Series Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for each AXA Strategic Allocation Series Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Strategic Allocation Series Portfolio, the Manager will periodically establish specific percentage targets for each asset class and identify the specific Underlying Portfolio to be held by an AXA Strategic Allocation Series Portfolio, including the portion of each Portfolio’s assets to invest in the volatility management strategy. Percentage targets are established and Underlying Portfolios are identified using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, Underlying Portfolios, as well as the Manager’s outlook for the economy and financial markets. AXA Equitable also will rebalance each AXA Strategic Allocation Series Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range.

Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA, and Xavier Poutas, CFA, are responsible for the day-to-day management of the Portfolios.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Senior Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable from February 2001 to present. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by AXA Equitable and for each Portfolio since its inception. Mr. Kozlowski served as Chief Financial Officer of the Trust from 2002 to 2007.

Alwi Chan, CFA®, has served as Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by AXA Equitable.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolios is available in the Trust’s SAI.

While day-to-day management of the Portfolios currently is provided by the Manager, the Manager may hire Advisers to provide day-to-day portfolio management for a Portfolio in the future. The Manager has ultimate responsibility to oversee Advisers and recommend their hiring, termination and replacement. The Manager has been granted relief by the SEC to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Advisers (if applicable). If a new Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P., unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis of the decision by the Board to approve the investment management agreement with respect to the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended December 31, 2010.

Management Fees

Each AXA Strategic Allocation Series Portfolio pays a fee to the Manager for management services. For the fiscal year ended December 31, 2010, each Portfolio paid a fee at an annual rate of 0.10% of the average net assets of the Portfolio. FMG LLC also provides administrative services to the Trust including, among others,

EQ Advisors Trust	Management of the Trust	39

coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.15% of its average daily net assets plus an additional $32,500 annually. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Strategic Allocation Series Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have an positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting the expenses of each AXA Strategic Allocation Series Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating expenses (including acquired fund fees and expenses) of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), are limited to 0.70% for Class K shares of AXA Conservative Strategy Portfolio, 0.75% for Class K shares of the AXA Conservative Growth Strategy Portfolio, 0.80% for Class K shares of the AXA Balanced Strategy Portfolio, 0.85% for Class K shares of the AXA Moderate Growth Strategy Portfolio; and 0.85% for Class K shares of the AXA Growth Strategy Portfolio, until April 30, 2012 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement).

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements does not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

40	Management of the Trust	EQ Advisors Trust

Portfolio Services

Buying and Selling Shares

Each AXA Strategic Allocation Series Portfolio offers Class IA, Class IB and Class K shares. All shares are purchased and sold at their net asset value without any sales load. Class K Shares are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. The AXA Strategic Allocation Series Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is received and accepted by a Portfolio or its designated agent. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Strategic Allocation Series Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., EQ/International Core PLUS Portfolio) or the securities of small- and mid-capitalization companies (e.g., EQ/Mid Cap Value PLUS Portfolio, EQ/Small Company Index Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a Portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions on an agent

EQ Advisors Trust	Portfolio Services	41

acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to Portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what they consider potentially disruptive transfer activity and their monitoring procedures and thresholds, as well as change their procedures to restrict this activity. You should consult the Contract prospectus that accompanies this prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Portfolio described in this Prospectus.

Restriction	Situation
The Portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of FMG LLC.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is received and accepted by a Portfolio or its designated agent

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios that may invest heavily in foreign securities which sometimes trade on days when a Portfolio’s shares are not priced.

42	Portfolio Services	EQ Advisors Trust

Shares of the Underlying Portfolios held by the AXA Strategic Allocation Series Portfolios are valued at their net asset value. Generally other portfolio securities and other assets of the AXA Strategic Allocation Series Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued at their fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by those traders.

Dividends and Other Distributions

Each AXA Strategic Allocation Series Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by an AXA Strategic Allocation Series Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each AXA Strategic Allocation Series Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company

EQ Advisors Trust	Portfolio Services	43

that satisfies the Federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that could hurt its investment performance. Also, to the extent that an AXA Strategic Allocation Series Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each AXA Strategic Allocation Series Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator for the Trust, therefore carefully monitors Portfolio compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The AXA Strategic Allocation Series Portfolios are distributed by AXA Distributors, LLC, an affiliate of FMG LLC, (the “Distributor”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (formerly, the NASD).

The Distributor may receive payments from certain Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Advisers in connection with the distribution of the Contracts.

44	Portfolio Services	EQ Advisors Trust

Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below has been derived from the financial statements of each Portfolio, which have been audited by                     , an independent registered public accounting firm.                     ’s report on each Portfolio’s financial statements as of December 31, 2010 and the financial statements themselves appear in the Trust’s Annual Report.

The Portfolios first offered Class K Shares on     , 2011 and, therefore, the Class K shares have no financial history prior to this date. The Class K shares have the same expenses as the Class IA shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolios’ SAI and available upon request.

AXA Balanced Strategy Portfolio

	Class IA				Class IB
	Year Ended December 31, 2010		September 11, 2009* to December 31, 2009		Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.31		$11.18		$11.32		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.05	(e)	0.16	(e)	0.15	(e)	0.37	(e)
Net realized and unrealized gain (loss) on investments	1.12		0.17		1.00		1.13

Total from investment operations	1.17		0.33		1.15		1.50

Less distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.14)		(0.13)
Distributions from net realized gains	(0.06)		(0.05)		(0.06)		(0.05)

Total dividends and distributions	(0.23)		(0.20)		(0.20)		(0.18)

Net asset value, end of period	$12.25		$11.31		$12.27		$11.32

Total return (b)	10.31%		2.99%		10.11%		15.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$362		$404		$536,319		$99,177
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.22	%(j)	0.15	%(j)	0.47	%(c)(j)	0.47	%(j)
Before waivers and reimbursements (a)(f)	0.31%		0.54%		0.56	%(c)	1.01%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	0.46%		4.53%		1.23%		4.92%
Before waivers and reimbursements (a)(f)(x)	0.36%		4.14%		1.14%		4.38%
Portfolio turnover rate	45%		30%		45%		30%

EQ Advisors Trust	Financial Highlights	45

Financial Highlights (cont’d)

AXA Conservative Growth Strategy Portfolio

	Class IB
	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)	0.46	(e)
Net realized and unrealized gain (loss) on investments	0.85		0.90

Total from investment operations	1.01		1.36

Less distributions:
Dividends from net investment income	(0.13)		(0.15)
Distributions from net realized gains	(0.06)		(0.04)

Total dividends and distributions	(0.19)		(0.19)

Net asset value, end of period	$11.99		$11.17

Total return (b)	9.05%		13.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$290,058		$55,081
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(k)	0.43	%(k)
Before waivers and reimbursements (a)(f)	0.58%		1.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.37%		6.07%
Before waivers and reimbursements (a)(f)(x)	1.22%		5.12%
Portfolio turnover rate	51%		22%

46	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Conservative Strategy Portfolio

	Class IB
	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.19	(e)	0.56	(e)
Net realized and unrealized gain (loss) on investments	0.57		0.27	†

Total from investment operations	0.76		0.83

Less distributions:
Dividends from net investment income	(0.13)		(0.19)
Distributions from net realized gains	(0.04)		(0.02)

Total dividends and distributions	(0.17)		(0.21)

Net asset value, end of period	$11.21		$10.62

Total return (b)	7.23%		8.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$169,488		$33,505
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.42	%(l)	0.42	%(l)
Before waivers and reimbursements (a)(f)	0.62%		2.00%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	1.71%		7.82%
Before waivers and reimbursements (a)(f)(x)	1.50%		6.24%
Portfolio turnover rate	65%		15%

EQ Advisors Trust	Financial Highlights	47

Financial Highlights (cont’d)

AXA Moderate Growth Strategy Portfolio

	Class IB
	Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.82		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.13	(e)	0.31	(e)
Net realized and unrealized gain (loss) on investments	1.15		1.69

Total from investment operations	1.28		2.00

Less distributions:
Dividends from net investment income	(0.14)		(0.11)
Distributions from net realized gains	(0.06)		(0.07)

Total dividends and distributions	(0.20)		(0.18)

Net asset value, end of period	$12.90		$11.82

Total return (b)	10.84%		19.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,289,725		$219,279
Ratio of expenses to average net assets:
After waivers (a)(f)	0.49	%(m)	0.50	%(m)
Before waivers (a)(f)	0.53%		0.75%
Ratio of net investment income to average net assets:
After waivers (a)(f)(x)	1.06%		3.96%
Before waivers (a)(f)(x)	1.02%		3.71%
Portfolio turnover rate	38%		33%

48	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

AXA Growth Strategy Portfolio

	Class IA				Class IB
	Year Ended December 31, 2010		September 11, 2009* to December 31, 2009		Year Ended December 31, 2010		April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$11.89		$11.58		$11.90		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.08	(e)	0.12	(e)	0.07	(e)	0.25	(e)
Net realized and unrealized gain (loss) on investments	1.34		0 .36		1.32		1.80

Total from investment operations	1.42		0.48		1.39		2.05

Less distributions:
Dividends from net investment income	(0.17)		(0.11)		(0.14)		(0.09)
Distributions from net realized gains	(0.08)		(0.06)		(0.08)		(0.06)

Total dividends and distributions	(0.25)		(0.17)		(0.22)		(0.15)

Net asset value, end of period	$13.06		$11.89		$13.07		$11.90

Total return (b)	11.96%		4.09%		11.67%		20.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,546		$1,485		$577,351		$196,697
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.22	%(n)	0.13	%(n)	0.47	%(n)	0.48	%(n)
Before waivers and reimbursements (a)(f)	0.30%		0.43%		0.55	%(c)	0.80%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	0.68%		3.21%		0.61%		3.22%
Before waivers and reimbursements (a)(f)(x)	0.60%		2.91%		0.54%		2.90%
Portfolio turnover rate	27%		36%		27%		36%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00%.
(l)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

EQ Advisors Trust	Financial Highlights	49

If you would like more information about the AXA Strategic Allocation Series Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the AXA Strategic Allocation Series Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the AXA Strategic Allocation Series Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Strategic Allocation Series Portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the AXA Strategic Allocation Series Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the AXA Strategic Allocation Series Portfolios’ SAI.

To order a free copy of the AXA Strategic Allocation Series Portfolios’ SAI and/or Annual or Semi-Annual Report, or to request other information about an AXA Strategic Allocation Series Portfolio or make other shareholder inquiries, contact your financial professional, or the AXA Strategic Allocation Series Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the AXA Strategic Allocation Series Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

EQ Advisors Trust

AXA Strategic Allocation Series Portfolios

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

(Investment Company Act File No. 811-07953)

© 2011 EQ Advisors Trust

EQ ADVISORS TRUST

SUPPLEMENT DATED                     , 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a new share class of the Portfolios that the Trust will offer for investment. Effective                     , 2011 the following changes are made to the SAI:

Cover: The list of the classes of the Trust to which the SAI pertains is replaced with the following:

Class IA, Class IB and Class K Shares

Page 3: Replace the first sentence of the third paragraph under “Description of the Trust” with the following:

The Trust currently offers two classes of shares, Class IA and Class IB, on behalf of sixty-three (63) portfolios and an additional class of shares, Class K, on behalf of sixty-two (62) of those portfolios.

Page 4: Replace the first three sentences of the first paragraph following the list of Portfolios with the following:

Class IA and Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class K shares are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Class IB Distribution Plan”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels.

Page 77: Replace the first sentence of the first paragraph under “The Distributor” with the following:

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”), by which AXA Distributors serves as Distributor for the Trust’s Class IA, Class IB and Class K shares.

Page 77: Replace the first sentence of the second paragraph under “The Distributor” with the following:

The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio.

Page 77: Replace the last sentence of the third paragraph under “The Distributor” with the following:

There is no distribution plan with respect to Class IA shares or Class K shares and the Portfolios pay no distribution fees with respect to those shares.

Page 98: Replace first sentence of the paragraph “Classes of Shares” with the following:

Each Portfolio consists of Class IA shares, Class IB shares and Class K shares.

Page 98: Replace the last sentence of the paragraph “Classes of Shares” with the following:

However, to the extent the expenses of the classes differ, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

EQ ADVISORS TRUST

SUPPLEMENT DATED                     , 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

Tactical Manager Portfolios

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a new share class of the Portfolios that the Trust will offer for investment. Effective                     , 2011 the following changes are made to the SAI:

Cover: The list of the classes of the Trust to which the SAI pertains is replaced with the following:

Class IA, Class IB and Class K Shares

Page 2: Replace the first sentence of the third paragraph under “Description of the Trust” with the following:

The Trust currently offers two classes of shares, Class IA and Class IB, on behalf of sixty-three (63) portfolios and an additional class of shares, Class K, on behalf of sixty-two (62) of those portfolios.

Page 2: Replace the first three sentences of the fourth paragraph following the list of Portfolios under “Description of the Trust” with the following:

Class IA and Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class K shares are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Class IB Distribution Plan”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels.

Page 56: Replace the first sentence of the first paragraph under “The Distributor” with the following:

The Trust has distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), by which AXA Distributors serves as Distributor for the Trust’s Class IA, Class IB and Class K shares.

Page 56: Replace the first sentence of the second paragraph under “The Distributor” with the following:

The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio.

Page 56: Replace the last sentence of the third paragraph under “The Distributor” with the following:

There is no distribution plan with respect to Class IA shares or Class K shares and the Portfolios pay no distribution fees with respect to those shares.

Page 67: Replace first sentence of the paragraph “Classes of Shares” with the following:

Each Portfolio consists of Class IA shares, Class IB shares and Class K shares.

Page 67: Replace the last sentence of the paragraph “Classes of Shares” with the following:

However, to the extent the expenses of the classes differ, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

EQ ADVISORS TRUST

SUPPLEMENT DATED                     , 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding an additional Portfolio that the Trust will offer for investment. Effective                     , 2011 the following changes are made to the SAI:

Cover: The list of the classes of the Trust to which the SAI pertains is replaced with the following:

Class IA, Class IB and Class K Shares

Page 2: Replace the first sentence of the third paragraph under “Description of the Trust” with the following:

The Trust currently offers two classes of shares, Class IA and Class IB, on behalf of sixty-three (63) portfolios and an additional class of shares, Class K, on behalf of sixty-two (62) of those portfolios.

Page 2: Replace the first three sentences of the first paragraph following the list of Portfolios under “Description of the Trust” with the following:

Class IA and Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class K shares are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Class IB Distribution Plan”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels.

Page 18: Replace the first sentence of the first paragraph under “The Distributor” with the following:

The Trust has distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), by which AXA Distributors serves as Distributor for the Trust’s Class IA, Class IB and Class K shares.

Page 18: Replace the first sentence of the second paragraph under “The Distributor” with the following:

The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Board, including a majority of the Independent Trustees, with respect to each Portfolio.

Page 19: Replace the last sentence of the third paragraph under “The Distributor” with the following:

There is no distribution plan with respect to Class IA shares or Class K shares and the Portfolios pay no distribution fees with respect to those shares.

Page 28: Replace first sentence of the paragraph “Classes of Shares” with the following:

Each Portfolio consists of Class IA shares, Class IB shares and Class K shares.

Page 28: Replace the last sentence of the paragraph “Classes of Shares” with the following:

However, to the extent the expenses of the classes differ, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Agreement and Declaration of Trust.[1]

(a)(2)	Amended and Restated Agreement and Declaration of Trust.[2]

(a)(2)(i)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[17]

(a)(2)(ii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[23]

(a)(3)	Certificate of Trust.[1]

(a)(4)	Certificate of Amendment to the Certificate of Trust.[2]

(b)(1)(i)	By-Laws.[1]

(c)(1)(ii)	None, other than Exhibits (a)(2) and (b)(1)(i).

(d)	Investment Advisory Contracts

(d)(1)(i)	Investment Management Agreement between EQ Advisors Trust (“Trust”) and EQ Financial Consultants, Inc. (“EQFC”) dated April 14, 1997.[4]

(d)(1)(ii)	Amendment No. 1, dated December 9, 1997, to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.[7]

(d)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to Investment Management Agreement between the Trust and EQFC dated April 14, 1997.[11]

(d)(1)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to Investment Management Agreement between the Trust and EQFC.[11]

(d)(1)(v)	Form of Amendment No. 4, dated as of August 30, 1999, to Investment Management Agreement between the Trust and EQFC.[12]

(d)(1)(vi)	Amended and Restated Investment Management Agreement, dated as of May 1, 2000, between the Trust and AXA Equitable Life Insurance Co. (formerly known as The Equitable Life Assurance Society of the United States) (“AXA Equitable”).[15]

(d)(1)(vii)	Revised Amendment No. 1, dated as of September 1, 2000, to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[17]

(d)(1)(viii)	Amendment No. 2, dated as of September 1, 2001, to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[20]

(d)(1)(ix)	Amendment No. 3, dated as of November 22, 2002 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[23]

(d)(1)(x)	Amendment No. 4, dated as of May 2, 2003 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[26]

(d)(1)(xi)	Investment Management Agreement dated April 1, 2004 between the Trust and AXA Equitable with respect to the EQ/Enterprise Capital Appreciation Portfolio, EQ/Enterprise Deep Value Portfolio, EQ/MONY Equity Growth Portfolio, EQ/Enterprise Equity Income Portfolio, EQ/MONY Equity Income Portfolio, EQ/Enterprise Equity Portfolio, EQ/Enterprise Global Socially Responsive Portfolio, EQ/Enterprise Growth and Income Portfolio, EQ/Enterprise Growth Portfolio, EQ/Enterprise Mergers and Acquisitions Portfolio, EQ/Enterprise Multi-Cap Growth Portfolio, EQ/Enterprise Small Company Growth Portfolio, EQ/Enterprise Small Company Value Portfolio, EQ/Enterprise International Growth Portfolio, EQ/MONY Government Securities Portfolio, EQ/Enterprise High-Yield Bond Portfolio, EQ/MONY Intermediate Term Bond Portfolio, EQ/MONY Long Term Bond Portfolio, EQ/MONY Money Market Portfolio, EQ/Enterprise Short Duration Bond Portfolio, EQ/Enterprise Total Return Portfolio, EQ/MONY Diversified Portfolio and EQ/Enterprise Managed Portfolio (collectively, the “MONY Portfolios”).[34]

(d)(1)(xii)	Amendment No. 5 dated July 8, 2004 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[31]

(d)(1)(xiii)	Amendment No. 6 dated October 25, 2004 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[31]

(d)(1)(xiv)	Amendment No. 7 dated May 1, 2005 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[33]

(d)(1)(xv)	Amendment No. 1 dated as of September 9, 2005 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[36]

(d)(1)(xvi)	Amendment No. 8 dated September 30, 2005 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[37]

(d)(1)(xvii)	Amendment No. 2 dated January 1, 2006, to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[38]

(d)(1)(xviii)	Amendment No. 9 dated August 1, 2006 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[41]

(d)(1)(xix)	Amendment No. 3 dated August 1, 2006 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[41]

(d)(1)(xx)	Amendment No. 10 dated May 1, 2007 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[45]

(d)(1)(xxi)	Investment Management Agreement dated May 1, 2007 between the Trust and AXA Equitable with respect to the EQ/Franklin Templeton Founding Strategy Portfolio.[45]

(d)(1)(xxii)	Amendment No. 11 dated July 11, 2007 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[46]

(d)(1)(xxiii)	Amendment No. 4 dated July 11, 2007 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[46]

(d)(1)(xxiv)	Amendment No. 1 dated January 1, 2008 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[47]

(d)(1)(xxv)	Amendment No. 12 dated May 1, 2008 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(d)(1)(xxvi)	Amendment No. 2 dated January 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[53]

(d)(1)(xxvii)	Amendment No. 13 dated December 1, 2008 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(d)(1)(xxviii)	Amendment No. 14 dated January 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated as of May 1, 2000.[51]

(d)(1)(xxix)	Amendment No. 15 dated as of May 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2000.[55]

(d)(1)(xxx)	Amendment No. 3 dated May 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[54]

(d)(1)(xxxi)	Amendment No. 5 dated as of May 1, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated as of April 1, 2004 with respect to the MONY Portfolios.[55]

(d)(1)(xxxii)	Amendment No. 16 effective as of June 5, 2009 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[57]

(d)(1)(xxxiii)	Amendment No. 17 dated as of September 29, 2009 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[57]

(d)(1)(xxxiv)	Amendment No. 6 dated as of September 29, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated April 1, 2004 with respect to the MONY Portfolios.[57]

(d)(1)(xxxv)	Amendment No. 4 effective as of September 18, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[57]

(d)(1)(xxxvi)	Amendment No. 18 dated as of August 1, 2010 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

(d)(1)(xxxvii)	Amendment No. 19 effective as of August 16, 2010 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

(d)(1)(xxxviii)	Amendment No. 20 effective as of December 15, 2010 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

(d)(1)(xxxix)	Amendment No. 5 effective as of October 9, 2009 to the Investment Management Agreement between the Trust and AXA Equitable dated May 1, 2007.[63]

(d)(1)(xxxx)	Amendment No. 21 effective as of February 1, 2011 to the Amended and Restated Investment Management Agreement between the Trust and AXA Equitable, dated May 1, 2000.[63]

(d)(1)(xxxxi)(A)(i)	Investment Management dated as of May 1, 2011 between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC”). (to be filed by amendment)

(d)(1)(xxxxi)(B)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to the MONY Portfolios. (to be filed by amendment)

(d)(1)(xxxxi)(C)(i)	Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC with respect to certain fund of funds portfolios (“Fund of Funds Portfolios”). (to be filed by amendment)

(d)(1)(xxxxi)(C)(ii)	Form of Amendment No. 1 dated as of , 2011 to the Investment Management Agreement dated May 1, 2011 between the Trust and FMG LLC with respect to the Fund of Funds Portfolios. (to be filed by amendment)

(d)(2)	Investment Advisory Agreement between EQFC and T. Rowe Price Associates, Inc. dated April 1997.[4]

(d)(3)	Investment Advisory Agreement between EQFC and Rowe Price-Fleming International, Inc. dated April 1997.[4]

(d)(3)(i)	Investment Advisory Agreement between AXA Equitable and T. Rowe Price International, Inc. dated August 8, 2000.[17]

(d)(3)(ii)	Investment Advisory Agreement between AXA Equitable and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the EQ/T. Rowe Price Growth Stock Portfolio dated July 6, 2007.[48]

(d)(3)(iii)	Amendment No. 1 dated November 27, 2007 to the Investment Advisory Agreement between AXA Equitable and T. Rowe Price dated July 6, 2007.[48]

(d)(3)(iv)	Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. (to be filed by amendment)

(d)(4)	Investment Advisory Agreement between EQFC and Putnam Investment Management, Inc. dated April 28, 1997.[4]

(d)(4)(i)	Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between AXA Equitable and Putnam Investment Management, Inc. dated April 28, 1997.[20]

(d)(4)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Putnam Investment Management, Inc. dated August 1, 2002.[23]

(d)(4)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Putnam Investment Management, LLC (“Putnam”) dated July 31, 2003.[26]

(d)(4)(iv)	Amendment No. 1, dated as of December 12, 2003, to Investment Advisory Agreement between AXA Equitable and Putnam dated July 31, 2003.[26]

(d)(5)(i)	Investment Advisory Agreement between EQFC and Massachusetts Financial Services Company (“MFS”) dated April 1997.[4]

(d)(5)(ii)	Amendment No. 1, dated as of December 31, 1998, to Investment Advisory Agreement by and between EQFC and MFS dated April 1997.[11]

(d)(5)(iii)	Amendment No. 2, dated as of May 1, 2000, to Investment Advisory Agreement between AXA Equitable and MFS dated April 1997.[14]

(d)(5)(iv)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS (dba MFS Investment Management) (“MFSIM”) dated July 10, 2002.[23]

(d)(5)(v)	Amendment No. 1 dated November 22, 2002, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002.[23]

(d)(5)(vi)	Amendment No. 2, dated August 18, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002.[26]

(d)(5)(vii)	Amendment No. 3, dated July 25, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated July 10, 2002.[38]

(d)(5)(viii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated as of August 1, 2006.[44]

(d)(5)(ix)	Amendment No. 1, dated May 25, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated as of August 1, 2006.[48]

(d)(5)(x)	Third Amended and Restated Investment Advisory Agreement between AXA Equitable and MFSIM dated as of July 7, 2009.[57]

(d)(5)(xi)	Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. (to be filed by amendment)

(d)(6)	Investment Advisory Agreement between EQFC and Morgan Stanley Asset Management Inc. (“Morgan Stanley”) dated April 1997.[4]

(d)(6)(i)	Amendment No. 1, dated as of April 1, 2001, to Investment Advisory Agreement between AXA Equitable and Morgan Stanley dated April 1997.[20]

(d)(6)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Morgan Stanley Investment Management (“MSIM”) dated July 10, 2002.[23]

(d)(6)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated July 31, 2003.[26]

(d)(6)(iv)	Amendment No. 1 dated May 1, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated July 31, 2003.[38]

(d)(6)(v)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated August 1, 2006.[44]

(d)(6)(vi)	Amendment No. 1 dated July 2, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated August 1, 2006.[48]

(d)(6)(vii)	Amendment No. 2 dated as of May 1, 2009, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[55]

(d)(6)(viii)	Amendment No. 3 dated as of September 29, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[57]

(d)(6)(ix)	Amendment No. 4, effective April 30, 2010, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[59]

(d)(6)(x)	Amendment No. 5, effective June 1, 2010, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MSIM dated as of August 1, 2006.[63]

(d)(6)(xi)	Investment Advisory Agreement between FMG LLC and MSIM dated as of May 1, 2011. (to be filed by amendment)

(d)(7)	Investment Advisory Agreement between EQFC and Merrill Lynch Asset Management, L.P. dated April 1997.[4]

(d)(7)(i)	Investment Advisory Agreement between EQFC and Fund Asset Management (“FAM”) dated May 1, 2000.[17]

(d)(7)(ii)	Form of Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[20]

(d)(7)(iii)	Amendment No. 2 dated as of December 6, 2001, to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[21]

(d)(7)(iv)	Amendment No. 3, dated as of August 18, 2003, to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[26]

(d)(7)(v)	Investment Advisory Agreement between AXA Equitable and Merrill Lynch Investment Managers International Limited dated December 12, 2003 with respect to the EQ/Mercury International Value Portfolio.[26]

(d)(7)(vi)	Amendment No. 4 dated as of December 2, 2005 to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[44]

(d)(7)(vii)	Amendment No. 5 dated as of August 24, 2006 to Investment Advisory Agreement between AXA Equitable and FAM dated May 1, 2000.[44]

(d)(8)	Investment Advisory Agreement between EQFC and Lazard Frères & Co. LLC (“Lazard”) dated December 9, 1997.[7]

(d)(8)(i)	Amendment No. 1, dated as of March 1, 2001, to Investment Advisory Agreement between AXA Equitable and Lazard dated December 9, 1997.[20]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Lazard (dba Lazard Asset Management) dated July 10, 2002.[23]

(d)(8)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Lazard Asset Management LLC (“Lazard”) dated July 31, 2003.[26]

(d)(8)(iv)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Lazard dated August 18, 2003.[26]

(d)(8)(v)	Investment Advisory Agreement between AXA Equitable and Lazard dated May 5, 2005.[44]

(d)(9)	Investment Advisory Agreement between EQFC and J.P. Morgan Investment Management, Inc. (“J. P. Morgan”) dated December 9, 1997.[7]

(d)(9)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated July 10, 2002.[23]

(d)(9)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated July 31, 2003.[26]

(d)(9)(iii)	Amendment No. 1, dated December 13, 2004 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated July 31, 2003.[32]

(d)(9)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated August 1, 2006.[44]

(d)(9)(v)	Amendment No. 1 dated July 1, 2008 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated August 1, 2006.[51]

(d)(9)(vi)	Amendment No. 2 dated January 15, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and J.P. Morgan dated August 1, 2006.[51]

(d)(9)(vii)	Investment Advisory Agreement between FMG LLC and J.P. Morgan dated as of May 1, 2011. (to be filed by amendment)

(d)(10)	Investment Advisory Agreement between EQFC and Credit Suisse Asset Management, LLC dated as of July 1, 1999.[12]

(d)(11)	Investment Advisory Agreement between EQFC and Evergreen Asset Management Corp. dated as of December 31, 1998.[11]

(d)(11)(i)	Amendment No. 1, dated as of May 21, 2001, to Investment Advisory Agreement between AXA Equitable and Evergreen Asset Management Corp. dated as of December 31, 1998.[21]

(d)(11)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen Investment Management Company (“Evergreen”) dated as of July 31, 2003.[26]

(d)(11)(iii)	Amendment No. 1 dated September 30, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen dated as of July 31, 2003.[38]

(d)(11)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen dated August 1, 2006.[44]

(d)(11)(v)	Amendment No. 1 dated May 1, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Evergreen dated August 1, 2006.[45]

(d)(11)(vi)	Investment Advisory Agreement dated May 1, 2007 between AXA Equitable, Evergreen and First International Advisors, LLC d/b/a Evergreen International Advisors (“Evergreen International”)[45]

(d)(11)(vii)	Investment Advisory Agreement dated October 28, 2008 by and between AXA Equitable and Evergreen.[51]

(d)(11)(viii)	Investment Advisory Agreement dated October 28, 2008 by and between AXA Equitable, Evergreen and Evergreen International.[51]

(d)(11)(ix)	Investment Advisory Agreement by and among AXA Equitable, Evergreen and Evergreen International dated as of January 8, 2009.[55]

(d)(11)(x)	Amendment No. 1 dated as of May 1, 2009 to the Investment Advisory Agreement dated January 8, 2009 by and between AXA Equitable and Evergreen International.[55]

(d)(11)(xi)	Amended and Restated Investment Advisory Agreement by and among AXA Equitable, Evergreen and First International Advisors, LLC (“First International”) dated as of July 7, 2009.[57]

(d)(12)(i)	Form of Investment Advisory Agreement between EQFC and Alliance Capital Management L.P. (“Alliance”) dated as of May 1, 1999.[11]

(d)(12)(ii)	Amendment No. 1, dated as of October 18, 1999, to Investment Advisory Agreement by and between EQFC and Alliance dated as of May 1, 1999.[14]

(d)(12)(iii)	Amendment No. 2, dated as of May 1, 2000, to Investment Advisory Agreement by and between AXA Equitable and Alliance dated as of May 1, 1999.[15]

(d)(12)(iv)	Amendment No. 3, dated as of March 1, 2001, to Investment Advisory Agreement by and between AXA Equitable and Alliance dated as of May 1, 1999.[20]

(d)(12)(v)	Amendment No. 4, dated as of May 21, 2001, to Investment Advisory Agreement by and between AXA Equitable and Alliance dated May 1, 1999.[20]

(d)(12)(vi)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated as of December 5, 2001.[21]

(d)(12)(vii)	Amendment No. 1 dated November 22, 2002 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[23]

(d)(12)(viii)	Interim Investment Advisory Agreement dated January 2, 2003 between AXA Equitable and Alliance with respect to EQ/Small Company Index Portfolio and EQ/International Equity Index Portfolio dated January 2, 2003.[23]

(d)(12)(ix)	Investment Advisory Agreement between AXA Equitable and Alliance dated May 1, 2003 with respect to the EQ/Small Company Index Portfolio.[26]

(d)(12)(ix)(a)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated August 1, 2006, with respect to the EQ/Small Company Index Portfolio.[44]

(d)(12)(x)	Amendment No. 2, dated August 18, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[26]

(d)(12)(xi)	Amendment No. 3, dated December 12, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[26]

(d)(12)(xii)	Amendment No. 4 dated June 16, 2005, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance dated December 5, 2001.[44]

(d)(12)(xiii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein L.P. (“AllianceBernstein”) dated as of August 1, 2006.[44]

(d)(12)(xiv)	Amendment No. 1 dated June 22, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[48]

(d)(12)(xv)	Amendment No. 2 dated August 17, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[48]

(d)(12)(xvi)	Amendment No. 3 dated December 1, 2008 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[51]

(d)(12)(xvii)	Amendment No. 4 dated January 15, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[51]

(d)(12)(xviii)	Amendment No. 5 dated as of April 1, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[55]

(d)(12)(xix)	Revised Amendment No. 5 effective as of April 1, 2009 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2009.[57]

(d)(12)(xx)	Interim Advisory Agreement between AXA Equitable and AllianceBernstein dated as of June 8, 2009.[57]

(d)(12)(xxi)	Amendment No. 6 dated as of February 12, 2010 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[59]

(d)(12)(xxii)	Amendment No. 7 effective August 1, 2010 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[63]

(d)(12)(xxiii)	Amendment No. 8 effective December 15, 2010 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of August 1, 2006.[63]

(d)(12)(xxiv)	Investment Advisory Agreement between AXA Equitable and AllianceBernstein effective October 14, 2010 with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio.[63]

(d)(12)(xxv)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. (to be filed by amendment)

(d)(12)(xxvi)	Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011 with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio. (to be filed by amendment)

(d)(13)	Investment Advisory Agreement between EQFC and Capital Guardian Trust Company (“Capital Guardian”) dated as of May 1, 1999.[11]

(d)(13)(i)	Amendment No. 1, dated as of May 1, 2000, to Investment Advisory Agreement between AXA Equitable and Capital Guardian dated May 1, 1999.[15]

(d)(13)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated November 22, 2002.[23]

(d)(13)(iii)	Amendment No. 1, dated as of August 18, 2003, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of November 22, 2002.[26]

(d)(13)(iv)	Form of Amendment No. 2, dated as of July 1, 2004, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of November 22, 2002.[33]

(d)(13)(v)	Amendment No. 3 dated December 13, 2004 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of November 22, 2002.[32]

(d)(13)(vi)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of August 1, 2006.[44]

(d)(13)(vii)	Amendment No. 1, dated May 25, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of August 1, 2006.[48]

(d)(13)(viii)	Amendment No. 2, dated July 6, 2007 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of August 1, 2006.[48]

(d)(13)(ix)	Third Amended and Restated Investment Advisory Agreement between AXA Equitable and Capital Guardian dated as of July 7, 2009.[57]

(d)(13)(x)	Investment Advisory Agreement between FMG LLC and Capital Guardian dated as of May 1, 2011. (to be filed by amendment)

(d)(14)	Investment Advisory Agreement between EQFC and Calvert Asset Management Company, Inc. (“Calvert”) dated as of August 30, 1999.[12]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert dated July 10, 2002.[23]

(d)(14)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert dated as of July 31, 2003.[26]

(d)(14)(iii)	Amendment No. 1, dated June 13, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert dated July 31, 2003.[36]

(d)(14)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Calvert, dated as of August 1, 2006.[44]

(d)(14)(v)	Investment Advisory Agreement between FMG LLC and Calvert dated as of May 1, 2011. (to be filed by amendment)

(d)(15)	Investment Advisory Agreement between EQFC and Brown Capital Management (“Brown”) dated as of August 30, 1999.[12]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Brown dated as of July 10, 2002.[23]

(d)(15)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Brown dated as of July 31, 2003.[26]

(d)(16)	Investment Advisory Agreement between EQFC and Bankers Trust Company dated as of December 9, 1997.[7]

(d)(16)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Deutsche Asset Management, Inc. (“Deutsche”) dated as of July 10, 2002.[23]

(d)(17)	Investment Advisory Agreement among AXA Equitable, Prudential Investments Fund Management LLC (“Prudential Investments”) and Jennison Associates LLC (“Jennison”) dated as of May 12, 2000.[16]

(d)(17)(i)	Investment Advisory Agreement between AXA Equitable and Jennison dated as of July 10, 2002.[23]

(d)(18)	Investment Advisory Agreement between AXA Equitable and American Express Financial Corporation (“American Express”) dated as of September 1, 2000.[17]

(d)(19)	Investment Advisory Agreement between AXA Equitable and Fidelity Management & Research Company (“Fidelity”) dated as of July 24, 2000.[17]

(d)(19)(i)	Amendment No. 1 dated as of November 1, 2002, to Investment Advisory Agreement between AXA Equitable and Fidelity dated July 24, 2000.[23]

(d)(19)(ii)	Amendment No. 2 dated as of March 1, 2004 to Investment Advisory Agreement between AXA Equitable and Fidelity dated July 24, 2000.[27]

(d)(19)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Fidelity, dated as of August 1, 2006.[44]

(d)(19)(iv)	Amendment No. 1, dated May 17, 2007 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Fidelity, dated as of August 1, 2006.[48]

(d)(20)	Investment Advisory Agreement between AXA Equitable and Janus Capital Corporation dated as of September 1, 2000.[17]

(d)(20)(i)	Amendment No. 1 dated as of January 2, 2002 to Investment Advisory Agreement between AXA Equitable and Janus Capital Corporation dated as of September 1, 2000.[21]

(d)(20)(ii)	Investment Advisory Agreement between AXA Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002.[22]

(d)(20)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus, dated August 1, 2006.[44]

(d)(20)(iv)	Amendment No. 1, dated June 22, 2007 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus, dated August 1, 2006.[48]

(d)(21)	Investment Advisory Agreement between AXA Equitable and Provident Investment Counsel (“Provident”) dated as of February 1, 2001.[18]

(d)(22)	Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC, (“Marsico”) dated as of February 1, 2001.[18]

(d)(22)(i)	Amendment No. 1, dated as of September 1, 2001, to the Investment Advisory Agreement between AXA Equitable and Marsico dated as of February 1, 2001.[20]

(d)(22)(ii)	Amendment No. 2, dated as of August 18, 2003, to the Investment Advisory Agreement between AXA Equitable and Marsico dated September 1, 2001.[26]

(d)(22)(iii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated July 9, 2004.[31]

(d)(22)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated August 1, 2006.[44]

(d)(22)(v)	Investment Advisory Agreement between AXA Equitable and Marsico on behalf of MarketPLUS Large Cap Growth Portfolio dated May 25, 2007.[48]

(d)(22)(vi)	Amendment No. 1, dated November 8, 2007, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated August 1, 2006.[48]

(d)(22)(vii)	Amendment No. 1, dated November 8, 2007, to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of MarketPLUS Large Cap Growth Portfolio dated May 25, 2007.[48]

(d)(22)(viii)	Investment Advisory Agreement between AXA Equitable and Marsico on behalf of EQ/Marsico Focus Portfolio dated December 14, 2007.[48]

(d)(22)(ix)	Investment Advisory Agreement between AXA Equitable and Marsico on behalf of MarketPLUS Large Cap Growth Portfolio dated December 14, 2007.[48]

(d)(22)(x)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of EQ/Marsico Focus Portfolio dated December 14, 2007.[51]

(d)(22)(xi)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of EQ/Large Cap Growth PLUS Portfolio (formerly MarketPLUS Large Cap Growth Portfolio) dated December 14, 2007.[51]

(d)(22)(xii)	Form of Amendment No. 2 dated as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and Marsico on behalf of the EQ/Marsico Focus Portfolio (effective May 1, 2009, EQ/Focus PLUS Portfolio) dated as of December 14, 2007.[55]

(d)(22)(xiii)	Investment Advisory Agreement between FMG LLC and Marsico dated as of May 1, 2011. (to be filed by amendment)

(d)(23)	Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated July 15, 2002.[23]

(d)(23)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated July 9, 2004.[31]

(d)(23)(ii)	Amendment No. 1 dated December 1, 2005 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated July 9, 2004.[38]

(d)(23)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO, dated August 1, 2006.[44]

(d)(23)(iv)	Amendment No. 1 dated July 1, 2008 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of August 1, 2006.[51]

(d)(23)(v)	Form of Amendment No. 2 dated as of May 1, 2009, to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of August 1, 2006.[55]

(d)(23)(vi)	Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. (to be filed by amendment)

(d)(24)	Investment Advisory Agreement between AXA Equitable and Dresdner RCM Global Investors LLC (“RCM”) dated December 12, 2003.[26]

(d)(25)	Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated December 12, 2003.[26]

(d)(26)	Investment Advisory Agreement between AXA Equitable and Wellington Management Company, LLP (“Wellington Management”) dated December 12, 2003.[26]

(d)(26)(ii)	Investment Advisory Agreement between AXA Equitable and Wellington Management dated July 9, 2004.[31]

(d)(26)(iii)	Investment Advisory Agreement between AXA Equitable and Wellington Management dated May 25, 2007.[48]

(d)(26)(iv)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Wellington Management dated May 25, 2007.[51]

(d)(26)(v)	Investment Advisory Agreement between FMG LLC and Wellington Management dated as of May 1, 2011. (to be filed by amendment)

(d)(27)	Investment Advisory Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated July 9, 2004.[31]

(d)(27)(i)	Amendment No. 1 dated as of December 1, 2004, to the Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated July 9, 2004.[38]

(d)(27)(ii)	Amendment No. 2 dated as of June 16, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated as of July 9, 2004.[38]

(d)(27)(iii)	Amendment No. 3 dated as of September 9, 2005 to the Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated July 9, 2004.[38]

(d)(27)(iv)	Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. dated December 2, 2005.[38]

(d)(27)(v)	Investment Advisory Agreement between AXA Equitable and Boston Advisors, LLC (“Boston Advisors”) dated April 1, 2006.[44]

(d)(27)(vi)	Investment Advisory Agreement between FMG LLC and Boston Advisors dated as of May 1, 2011. (to be filed by amendment)

(d)(28)	Investment Advisory Agreement between AXA Equitable and Caywood-Scholl Capital Management (“Caywood-Scholl”) dated July 9, 2004.[31]

(d)(28)(i)	Amendment No. 1, dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and Caywood-Scholl dated July 9, 2004.[38]

(d)(28)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Caywood-Scholl, dated as of August 1, 2006.[44]

(d)(29)	Investment Advisory Agreement between AXA Equitable and Fred Alger Management, Inc. (“Alger Management”) dated July 9, 2004.[31]

(d)(30)	Investment Advisory Agreement between AXA Equitable and GAMCO Investors, Inc. (“GAMCO”) dated July 9, 2004.[31]

(d)(30)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and GAMCO dated July 9, 2004.[38]

(d)(30)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and GAMCO Asset Management, Inc. (“GAMCO”) dated August 1, 2006.[44]

(d)(30)(iii)	Investment Advisory Agreement between FMG LLC and GAMCO dated as of May 1, 2011. (to be filed by amendment)

(d)(31)	Investment Advisory Agreement between AXA Equitable and MONY Capital, Inc. (“MONY Capital”) dated July 9, 2004.[31]

(d)(32)	Investment Advisory Agreement between AXA Equitable and Montag & Caldwell, Inc. (“Montag”) dated July 9, 2004.[31]

(d)(32)(i)	Amendment No. 1 dated as of December 13, 2004 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Montag dated July 9, 2004.[32]

(d)(32)(ii)	Amendment No. 2 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and Montag dated July 9, 2004.[48]

(d)(32)(iii)	Investment Advisory Agreement between AXA Equitable and Montag dated October 24, 2007.[48]

(d)(32)(iv)	Investment Advisory Agreement between AXA Equitable and Montag dated March 31, 2008.[49]

(d)(32)(v)	Investment Advisory Agreement between AXA Equitable and Montag dated September 28, 2008.[51]

(d)(32)(vi)	Investment Advisory Agreement between AXA Equitable and Montag dated October 5, 2008.[51]

(d)(32)(vii)	Investment Advisory Agreement between AXA Equitable and Montag dated December 4, 2008.[51]

(d)(32)(viii)	Investment Advisory Agreement between AXA Equitable and Montag dated May 21, 2009.[57]

(d)(32)(ix)	Investment Advisory Agreement between AXA Equitable and Montag & Caldwell LLC (“Montag”) dated as of September 24, 2010.[63]

(d)(32)(x)	Investment Advisory Agreement between FMG LLC and Montag dated as of May 1, 2011. (to be filed by amendment)

(d)(33)	Investment Advisory Agreement between AXA Equitable and Rockefeller & Co., Inc. (“Rockefeller”) dated July 9, 2004.[31]

(d)(34)	Investment Advisory Agreement between AXA Equitable and SSgA Funds Management, Inc. (“SSgA FM”) dated July 9, 2004.[31]

(d)(34)(i)	Investment Advisory Agreement between AXA Equitable and SSgA FM dated December 1, 2008.[51]

(d)(34)(ii)	Amendment No. 1, effective as of January 1, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated December 1, 2008.[51]

(d)(34)(iii)	Amendment No. 2, dated as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[55]

(d)(34)(iv)	Revised Amendment No. 2, effective as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[57]

(d)(34)(v)	Amendment No. 3, effective as of September 29, 2009 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[57]

(d)(34)(vi)	Amendment No. 4 effective as of February 1, 2010 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[59]

(d)(34)(v)	Amendment No. 5 effective as of October 25, 2010 to the Investment Advisory Agreement between AXA Equitable and SSgA FM dated as of December 1, 2008.[63]

(d)(34)(vi)	Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. (to be filed by amendment)

(d)(35)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company (“TCW”) dated July 9, 2004.[31]

(d)(35)(i)	Amendment No. 1 dated December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and TCW dated July 9, 2004.[38]

(d)(35)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW, dated August 1, 2006.[44]

(d)(36)	Investment Advisory Agreement between AXA Equitable and UBS Global Asset Management (Americas) Inc. (“UBS”) dated July 9, 2004.[31]

(d)(36)(i)	Amendment No. 1 dated as of December 1, 2005 to the Investment Advisory Agreement between AXA Equitable and UBS dated July 9, 2004.[38]

(d)(36)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and UBS dated August 1, 2006.[44]

(d)(36)(iii)	Investment Advisory Agreement between FMG LLC and UBS dated as of May 1, 2011. (to be filed by amendment)

(d)(37)	Investment Advisory Agreement between AXA Equitable and William D. Witter, Inc. (“William Witter”) dated July 9, 2004.[31]

(d)(38)	Investment Advisory Agreement between AXA Equitable Life Insurance Company (“AXA Equitable”) and Wells Capital Management (“Wells Capital”) dated October 1, 2004.[31]

(d)(38)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Wells Capital, dated August 1, 2006.[44]

(d)(38)(ii)	Amendment No. 1 dated as of December 1, 2006, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Wells Capital, dated August 1, 2006.[44]

(d)(38)(iii)	Amendment No. 2 dated as of May 25, 2007, to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Wells Capital, dated August 1, 2006.[48]

(d)(38)(iv)	Investment Advisory Agreement between AXA Equitable and Wells Capital effective as of April 30, 2010.[59]

(d)(38)(v)	Investment Advisory Agreement between AXA Equitable, Wells Capital and First International dated April 30, 2010.[59]

(d)(38)(vi)	Investment Advisory Agreement between FMG LLC and Wells Capital dated as of May 1, 2011. (to be filed by amendment)

(d)(38)(vii)	Investment Advisory Agreement between FMG LLC, Wells Capital and First International dated as of May 1, 2011. (to be filed by amendment)

(d)(39)	Investment Advisory Agreement between AXA Equitable and Bear Stearns Asset Management, Inc. (“Bear Stearns”) dated December 13, 2004.[32]

(d)(39)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Bear Stearns dated August 1, 2006.[44]

(d)(40)	Investment Advisory Agreement between AXA Equitable and Lord, Abbett & Co. LLC (“Lord Abbett”) dated May 1, 2005.[34]

(d)(40)(i)	Amendment No. 1, dated as of September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and Lord Abbett dated May 1, 2005.[57]

(d)(40)(ii)	Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. (to be filed by amendment)

(d)(41)	Investment Advisory Agreement between AXA Equitable and The Dreyfus Corporation (“Dreyfus”) dated June 16, 2005.[36]

(d)(41)(i)	Amendment No. 1, dated June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Dreyfus dated June 16, 2005.[48]

(d)(41)(ii)	Investment Advisory Agreement between FMG LLC and Dreyfus dated as of May 1, 2011. (to be filed by amendment)

(d)(42)	Investment Advisory Agreement between AXA Equitable and Bridgeway Capital Management, Inc. (“Bridgeway”) dated June 13, 2005.[36]

(d)(42)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Bridgeway dated as of August 1, 2006.[44]

(d)(42)(ii)	Investment Advisory Agreement between FMG LLC and Bridgeway dated as of May 1, 2011. (to be filed by amendment)

(d)(43)	Investment Advisory Agreement between AXA Equitable and Ariel Capital Management, LLC (“Ariel”) dated September 30, 2005.[38]

(d)(44)	Investment Advisory Agreement between AXA Equitable and Legg Mason Funds Management, Inc. (“Legg Mason”) dated September 30, 2005.[38]

(d)(45)	Investment Advisory Agreement between AXA Equitable and AXA Rosenberg Investment Management, LLC (“AXA Rosenberg”) dated August 1, 2006.[44]

(d)(46)	Investment Advisory Agreement between AXA Equitable and Davis Selected Advisers, L.P. (“Davis”) dated August 1, 2006.[41]

(d)(46)(i)	Investment Advisory Agreement between FMG LLC and Davis dated as of May 1, 2011. (to be filed by amendment)

(d)(47)	Investment Advisory Agreement between AXA Equitable and Franklin Advisory Services, LLC (“Franklin”) dated September 15, 2006.[44]

(d)(47)(i)	Amendment No. 1, dated as of June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Franklin dated September 15, 2006.[48]

(d)(47)(ii)	Amendment No. 2, dated as of May 1, 2009, to the Investment Advisory Agreement between AXA Equitable and Franklin dated as of September 15, 2006.[57]

(d)(47)(iii)	Investment Advisory Agreement between FMG LLC and Franklin dated as of May 1, 2011. (to be filed by amendment)

(d)(48)	Investment Advisory Agreement between AXA Equitable and Franklin Mutual Advisers, LLC (“Franklin Mutual”) dated September 15, 2006.[44]

(d)(48)(i)	Amendment No. 1 dated as of May 1, 2009 to the Investment Advisory Agreement between AXA Equitable and Franklin Mutual dated as of September 15, 2006.[57]

(d)(48)(ii)	Amendment No. 2, dated as of September 29, 2009 to the Investment Advisory Agreement between AXA Equitable and Franklin Mutual dated as of September 15, 2006.[57]

(d)(48)(iii)	Investment Advisory Agreement between FMG LLC and Franklin Mutual dated as of May 1, 2011. (to be filed by amendment)

(d)(49)	Investment Advisory Agreement between AXA Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated August 1, 2006.[44]

(d)(49)(i)	Amendment No. 1 effective as of June 5, 2009 to the Investment Advisory Agreement between the Trust and Oppenheimer dated August 1, 2006.[57]

(d)(49)(ii)	Investment Advisory Agreement between FMG LLC and Oppenheimer dated as of May 1, 2011. (to be filed by amendment)

(d)(50)	Investment Advisory Agreement between AXA Equitable and Templeton Global Advisors Limited (“Templeton”) dated September 15, 2006.[44]

(d)(50)(i)	Amendment No. 1, dated as of June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Templeton dated September 15, 2006.[48]

(d)(50)(ii)	Amendment No. 2, dated as of May 1, 2009, to the Investment Advisory Agreement between AXA Equitable and Templeton dated as of September 15, 2006.[57]

(d)(50)(iii)	Amendment No. 3, dated as of September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and Templeton dated as of September 15, 2006.[57]

(d)(51)	Investment Advisory Agreement between AXA Equitable and Franklin Advisers, Inc. (“Franklin Advisers”) dated September 15, 2006.[44]

(d)(51)(i)	Amendment No. 1, dated as of June 22, 2007, to the Investment Advisory Agreement between AXA Equitable and Franklin Advisers dated as of September 15, 2006.[48]

(d)(51)(ii)	Amendment No. 2, dated as of May 1, 2009, to the Investment Advisory Agreement between AXA Equitable and Franklin Advisers dated as of September 15, 2006.[57]

(d)(51)(iii)	Amendment No. 3, dated as of September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and Franklin Advisers dated as of September 15, 2006.[57]

(d)(51)(iv)	Investment Advisory Agreement between FMG LLC and Franklin Advisers dated as of May 1, 2011. (to be filed by amendment)

(d)(52)	Investment Advisory Agreement between AXA Equitable and Standish Mellon Asset Management Company, LLC (“Standish”) dated August 1, 2006.[41]

(d)(52)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Standish dated as of July 11, 2007.[48]

(d)(53)	Investment Advisory Agreement between AXA Equitable and BlackRock Financial Management, Inc. (“BlackRock Financial”), dated as of October 1, 2006.[44]

(d)(53)(i)	Amendment No. 1 dated as of July 1, 2008, to the Investment Advisory Agreement between AXA Equitable and BlackRock Financial dated as of October 1, 2006.[51]

(d)(54)	Investment Advisory Agreement between AXA Equitable and BlackRock Investment Management LLC (“BlackRock Investment”), dated as of October 1, 2006.[44]

(d)(54)(i)	Amendment No. 1, dated as of July 11, 2007, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[48]

(d)(54)(ii)	Amendment No. 2 dated as of July 1, 2008, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[51]

(d)(54)(iii)	Amendment No. 3 dated as of April 1, 2009, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[55]

(d)(54)(iv)	Investment Advisory Agreement between AXA Equitable and BlackRock Investment with respect to the Tactical Manager Portfolios, effective as of May 27, 2009.[56]

(d)(54)(v)	Revised Amendment No. 3 effective as of April 1, 2009, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[57]

(d)(54)(vi)	Amendment No. 4 effective September 29, 2009, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[57]

(d)(54)(vii)	Amendment No. 5 dated effective February 12, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[59]

(d)(54)(viii)	Amendment No. 1 dated effective February 1, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment with respect to the Tactical Manager Portfolios, effective as of May 27, 2009.[59]

(d)(54)(ix)	Revised Amendment No. 5 dated effective February 12, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of October 1, 2006.[59]

(d)(54)(x)	Amendment No. 2 effective August 1, 2010, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment with respect to the Tactical Manager Portfolios, dated May 27, 2009.[63]

(d)(54)(xi)	Amendment No. 3 dated February 1, 2011, to the Investment Advisory Agreement between AXA Equitable and BlackRock Investment dated as of May 27, 2009.[64]

(d)(54)(xii)	Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. (to be filed by amendment)

(d)(54)(xiii)	Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011 with respect to the Tactical Manager Portfolios. (to be filed by amendment)

(d)(55)	Investment Advisory Agreement between AXA Equitable and BlackRock Investment Management International Limited (“BlackRock International”), dated as of October 1, 2006.[44]

(d)(55)(i)	Amendment No. 1, dated as of July 11, 2007, to the Investment Advisory Agreement between AXA Equitable and BlackRock International dated as of October 1, 2006.[48]

(d)(55)(ii)	Amendment No. 2 dated as of July 1, 2008, to the Investment Advisory Agreement between AXA Equitable and BlackRock International dated as of October 1, 2006.[51]

(d)(55)(iii)	Investment Advisory Agreement between AXA Equitable and BlackRock International Limited (“BlackRock International”) dated as of June 2, 2009.[57]

(d)(56)	Investment Advisory Agreement between AXA Equitable and Eagle Asset Management, Inc. (“Eagle”), dated as of December 11, 2006.[44]

(d)(57)	Investment Advisory Agreement between AXA Equitable and Institutional Capital LLC (“ICAP”) dated May 25, 2007.[48]

(d)(57)(i)	Amendment No. 1 dated June 22, 2007 to the Investment Advisory Agreement between AXA Equitable and ICAP dated May 25, 2007.[51]

(d)(57)(ii)	Amendment No. 2 dated as of May 1, 2008, to the Investment Advisory Agreement between AXA Equitable and ICAP dated May 25, 2007.[51]

(d)(57)(iii)	Amendment No. 3 effective as of March 1, 2010, to the Investment Advisory Agreement between AXA Equitable and ICAP dated May 25, 2007.[63]

(d)(57)(iv)	Investment Advisory Agreement between FMG LLC and ICAP dated as of May 1, 2011. (to be filed by amendment)

(d)(58)	Investment Advisory Agreement between AXA Equitable and Mellon Equity Associates (“Mellon Equity”) dated May 25, 2007.[48]

(d)(58)(i)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Mellon Capital Management Corporation (formerly Mellon Equity) (“Mellon Capital”) dated May 25, 2007.[51]

(d)(59)	Investment Advisory Agreement between AXA Equitable and Wentworth Hauser and Violich, Inc. (“Wentworth Hauser”) dated May 1, 2007.[48]

(d)(59)(i)	Amendment No. 1 dated May 1, 2008 to the Investment Advisory Agreement between AXA Equitable and Wentworth Hauser dated May 1, 2007.[51]

(d)(60)	Amended and Restated Investment Advisory Agreement between AXA Equitable, Wentworth Hauser and Hirayama Investments, LLC (“Hirayama Investments”) dated as of December 1, 2008.[51]

(d)(60)(i)	Investment Advisory Agreement between FMG LLC, Wentworth Hauser and Hirayama Investments dated as of May 1, 2011. (to be filed by amendment)

(d)(61)	Investment Advisory Agreement between AXA Equitable and BlackRock Capital Management, Inc. (“BlackRock Capital”) effective as of September 1, 2009.[57]

(d)(61)(i)	Investment Advisory Agreement between FMG LLC and BlackRock Capital effective as of May 1, 2011. (to be filed by amendment)

(d)(62)	Investment Advisory Agreement between AXA Equitable and Invesco Advisers, Inc. (“Invesco”) dated as of May 31, 2010.[63]

(d)(62)(i)	Investment Advisory Agreement between FMG LLC and Invesco dated as of May 1, 2011. (to be filed by amendment)

(d)(63)	Investment Advisory Agreement between AXA Equitable and Northern Cross, LLC dated as of February 1, 2011.[64]

(d)(63)(i)	Investment Advisory Agreement between FMG LLC and Northern Cross dated as of May 1, 2011. (to be filed by amendment)

(d)(64)	Investment Advisory Agreement between AXA Equitable and Templeton Investment Counsel, LLC (“Templeton Investment”) dated as of March 1, 2011.[64]

(d)(64)(i)	Investment Advisory Agreement between FMG LLC and Templeton dated as of May 1, 2011. (to be filed by amendment)

(e)	Underwriting Contracts

(e)(1)(i)	Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[4]

(e)(1)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[7]

(e)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[11]

(e)(1)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[11]

(e)(1)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997.[14]

(e)(1)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors, LLC (“AXA Advisors”) with respect to the Class IA shares dated April 14, 1997.[14]

(e)(1)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997.[17]

(e)(1)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997.[20]

(e)(2)(i)	Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[4]

(e)(2)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[7]

(e)(2)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[11]

(e)(2)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[11]

(e)(2)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997.[14]

(e)(2)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[14]

(e)(2)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[17]

(e)(2)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997.[20]

(e)(3)(i)	Distribution Agreement between the Trust and Equitable Distributors, Inc. (“EDI”) with respect to the Class IA shares dated April 14, 1997.[4]

(e)(3)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[7]

(e)(3)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[11]

(e)(3)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[11]

(e)(3)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[14]

(e)(3)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[14]

(e)(3)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[17]

(e)(3)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997.[20]

(e)(4)(i)	Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[4]

(e)(4)(ii)	Amendment No. 1, dated December 9, 1997, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[7]

(e)(4)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[11]

(e)(4)(iv)	Form of Amendment No. 3, dated as of April 14, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[11]

(e)(4)(v)	Amendment No. 4, dated as of August 30, 1999, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[14]

(e)(4)(vi)	Amendment No. 5, dated as of May 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997.[14]

(e)(4)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Distribution Agreement between the Trust and EDI with respect to Class IB shares dated as of April 14, 1997.[17]

(e)(4)(viii)	Amendment No. 7, dated as of September 1, 2001, to the Distribution Agreement between the Trust and EDI with respect to Class IB shares dated as of April 14, 1997.[20]

(e)(5)(i)	Distribution Agreement dated as of January 2, 2002, between the Trust and AXA Distributors, LLC (“AXA Distributors”) with respect to the Class IA shares.[21]

(e)(5)(ii)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as July 15, 2002 with respect to Class IA shares.[23]

(e)(5)(iii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[26]

(e)(5)(iv)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[31]

(e)(5)(v)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares.[31]

(e)(5)(vi)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[33]

(e)(5)(vii)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[37]

(e)(5)(viii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[41]

(e)(5)(ix)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[45]

(e)(5)(x)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[46]

(e)(5)(xi)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[47]

(e)(5)(xii)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[51]

(e)(5)(xiii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[53]

(e)(5)(xiv)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[54]

(e)(5)(xv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[57]

(e)(5)(xvi)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(5)(xvii)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(5)(xviii)	Amendment No. 16 dated as of , 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IA shares. (to be filed by amendment)

(e)(6)(i)	Distribution Agreement dated as of January 2, 2002, between the Trust and AXA Distributors with respect to the Class IB shares.[21]

(e)(6)(ii)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(e)(6)(iii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[26]

(e)(6)(iv)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[31]

(e)(6)(v)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[31]

(e)(6)(vi)	Amendment No. 4, dated May 1, 2005to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[33]

(e)(6)(vii)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[37]

(e)(6)(viii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[41]

(e)(6)(ix)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[45]

(e)(6)(x)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[46]

(e)(6)(xi)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[47]

(e)(6)(xii)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[51]

(e)(6)(xiii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[53]

(e)(6)(xiv)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[54]

(e)(6)(xv)	Amendment No. 13 dated September 29,2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[57]

(e)(6)(xvi)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[63]

(e)(6)(xvii)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[63]

(e)(6)(xviii)	Amendment No. 16 dated as of , 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. (to be filed by amendment)

(e)(7)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002, with respect to Class IA shares.[23]

(e)(7)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IA shares.[26]

(e)(7)(iii)	Amendment No. 2, dated July 8, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IA shares.[31]

(e)(7)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IA shares.[31]

(e)(7)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[33]

(e)(7)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[37]

(e)(7)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[41]

(e)(7)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IA shares.[45]

(e)(7)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[46]

(e)(7)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[47]

(e)(7)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[51]

(e)(7)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[53]

(e)(7)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[54]

(e)(7)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[57]

(e)(7)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(7)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IA shares.[63]

(e)(8)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002, with respect to Class IB shares.[23]

(e)(8)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IB shares.[26]

(e)(8)(iii)	Amendment No. 2, dated July 8, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IB shares.[31]

(e)(8)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors, dated July 15, 2002 with respect to Class IB shares.[31]

(e)(8)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[33]

(e)(8)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[37]

(e)(8)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[41]

(e)(8)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated July 15, 2002 with respect to Class IB shares.[45]

(e)(8)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[46]

(e)(8)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[47]

(e)(8)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[51]

(e)(8)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[53]

(e)(8)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[54]

(e)(8)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[57]

(e)(8)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[63]

(e)(8)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002 with respect to Class IB shares.[63]

(e)(9)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[31]

(e)(9)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[46]

(e)(9)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[55]

(e)(9)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Advisors dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[57]

(e)(10)(i)	Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[31]

(e)(10)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[46]

(e)(10)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[55]

(e)(10)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Advisors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[57]

(e)(11)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[31]

(e)(11)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[46]

(e)(11)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[55]

(e)(11)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IA shares of the MONY Portfolios.[57]

(e)(12)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[31]

(e)(12)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[46]

(e)(12)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[55]

(e)(12)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[57]

(e)(13)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of , 2011 with respect to Class K shares. (to be filed by amendment)

(f)	Form of Deferred Compensation Plan.[3]

(g)	Custodian Agreements

(g)(1)(i)	Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997 and Global Custody Rider.[4]

(g)(1)(ii)	Amendment No. 1, dated December 9, 1997, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[7]

(g)(1)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[11]

(g)(1)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[11]

(g)(1)(v)	Form of Amendment No. 4, dated as of August 30, 1999, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[14]

(g)(1)(vi)	Form of Amendment No. 5, dated as of May 1, 2000, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997.[14]

(g)(1)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 14, 1997.[17]

(g)(1)(viii)	Global Custody Agreement between the Trust and The Chase Manhattan Bank dated May 1, 2001.[20]

(g)(1)(ix)	Amendment No. 1, dated as of September 1, 2001, to the Global Custody Agreement between the Trust and The Chase Manhattan Bank dated May 1, 2001.[21]

(g)(2)(i)	Amended and Restated Global Custody Rider to the Domestic Custody Agreement for Mutual Funds between The Chase Manhattan Bank and the Trust dated August 31, 1998.[11]

(g)(3)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[22]

(g)(3)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[26]

(g)(3)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[31]

(g)(3)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[31]

(g)(3)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[33]

(g)(3)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[37]

(g)(3)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[44]

(g)(3)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[45]

(g)(3)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[46]

(g)(3)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[47]

(g)(3)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[51]

(g)(3)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[51]

(g)(3)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[53]

(g)(3)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[54]

(g)(3)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[57]

(g)(3)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[57]

(g)(3)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[63]

(g)(3)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[63]

(g)(3)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement dated February 1, 2002.[64]

(g)(3)(xx)	Amendment No. 19 dated as of , 2011 to the Amended and Restated Global Custody Agreement dated February 1, 2002. (to be filed by amendment)

(g)(4)(i)	Form of Custody Agreement between the Trust and State Street Bank and Trust Company with respect to the MONY Portfolios.[29]

(g)(4)(ii)	Form of Custody Agreement between AXA Equitable and Custodial Trust Company (“CTC”) with respect to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio[43]

(h)	Other Material Contracts

(h)(1)(i)	Mutual Fund Services Agreement between the Trust and Chase Global Funds Services Company dated April 25, 1997.[4]

(h)(1)(ii)	Form of Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[14]

(h)(1)(iii)	Amendment No. 1 dated May 1, 2005 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[36]

(h)(1)(iv)	Amendment No. 2 dated as of May 1, 2006, to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[38]

(h)(1)(v)	Amendment No. 3 dated as of August 1, 2006, to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[44]

(h)(1)(vi)	Amendment No. 4 dated as of May 1, 2007, to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[45]

(h)(1)(vii)	Amendment No. 5 dated as of July 11, 2007 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[46]

(h)(1)(viii)	Amendment No. 6 dated as of January 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[47]

(h)(1)(ix)	Amendment No. 7 dated as of May 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(h)(1)(x)	Amendment No. 8 dated December 1, 2008 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[51]

(h)(1)(xi)	Amendment No. 9 dated January 1, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[53]

(h)(1)(xii)	Revised Amendment No. 10 dated May 1, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[56]

(h)(1)(xiii)	Amendment No. 11 dated September 29, 2009 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[57]

(h)(1)(xiv)	Form of Amendment No. 12 dated June , 2010 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[58]

(h)(1)(xv)	Amendment No. 13 dated as of August 16, 2010 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[63]

(h)(1)(xvi)	Amendment No. 14 dated as of December 15, 2010 to the Mutual Fund Services Agreement between the Trust and AXA Equitable dated May 1, 2000.[63]

(h)(1)(xvii)(A)(i)	Mutual Fund Services Agreement dated May 1, 2011 between the Trust and FMG LLC. (to be filed by amendment)

(h)(1)(xvii)(A)(ii)	Form of Amendment No. 1 dated , 2011 Mutual Fund Services Agreement between the Trust and FMG LLC dated May 1, 2011. (to be filed by amendment)

(h)(1)(A)	Sub-Administration Agreement between AXA Equitable and JPMorgan Investor Services Co. (formerly, “Chase Global Funds Services Company”) dated May 1, 2000 as amended November 1, 2004.[39]

(h)(1)(B)	Form of Sub-Administration Agreement between AXA Equitable and State Street Bank and Trust Company (“SSB&T”) with respect to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.[43]

(h)(1)(C)	Form of Sub-Accounting Services Agreement between AXA Equitable and SSB&T with respect to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio[43]

(h)(2)(i)	Amended and Restated Expense Limitation Agreement between the Trust and EQFC dated March 3, 1998.[8]

(h)(2)(ii)	Amended and Restated Expense Limitation Agreement by and between EQFC and the Trust dated as of December 31, 1998.[11]

(h)(2)(iii)	Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999.[11]

(h)(2)(iv)	Amendment No. 1, dated as of August 30, 1999, to the Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999.[14]

(h)(2)(v)	Second Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2000.[14]

(h)(2)(vi)	Revised Amendment No. 1, dated September 1, 2000 to the Second Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2000.[17]

(h)(2)(vii)	Third Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2001.[19]

(h)(2)(viii)	Amendment No. 1, dated as of September 1, 2001, to the Third Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2001.[20]

(h)(2)(ix)	Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust, dated as of May 1, 2002.[23]

(h)(2)(x)	Amendment No. 1, dated as of May 1, 2003 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[26]

(h)(2)(xi)	Expense Limitation Agreement between AXA Equitable and the Trust, dated as of April 1, 2004, with respect to the MONY Portfolios.[31]

(h)(2)(xi)(A)	Expense Limitation Agreement between AXA Equitable and the Trust dated as of July 9, 2004 with respect to the MONY Portfolios.[38]

(h)(2)(xii)	Amendment No. 2 dated as of May 1, 2004 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[27]

(h)(2)(xiii)	Amendment No. 3 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[31]

(h)(2)(xiv)	Amendment No. 4 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated May 1, 2002.[33]

(h)(2)(xv)	Amendment No. 5 dated September 30, 2005 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated May 1, 2002.[37]

(h)(2)(xvi)	Amendment No. 1 dated September 9, 2005 to the Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[36]

(h)(2)(xvii)	Amendment No. 6 dated October 1, 2005 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[38]

(h)(2)(xviii)	Amendment No. 7 dated May 1, 2006 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[39]

(h)(2)(xix)	Amendment No. 2 dated May 1, 2006 to Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[39]

(h)(2)(xx)	Amendment No. 8 dated August 1, 2006 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[41]

(h)(2)(xxi)	Amendment No. 3 dated August 1, 2006 to the Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[44]

(h)(2)(xxii)	Amendment No. 9 dated May 1, 2007 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[45]

(h)(2)(xxiii)	Amendment No. 4 dated May 1, 2007 to the Expense Limitation Agreement between AXA Equitable and the Trust, dated as of July 9, 2004, with respect to the MONY Portfolios.[45]

(h)(2)(xxiv)	Amendment No. 10 dated May 25, 2007 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[46]

(h)(2)(xxv)	Amendment No. 11 dated January 1, 2008 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[47]

(h)(2)(xxvi)	Amendment No. 5 dated as of July 6, 2007 to the Expense Limitation Agreement between the Trust and AXA Equitable dated July 9, 2004, with respect to the MONY Portfolios.[51]

(h)(2)(xxvii)	Amendment No. 12 dated May 1, 2008 to the Fourth Amended and Restated Expense Limitation Agreement between AXA Equitable and the Trust dated as of May 1, 2002.[51]

(h)(2)(xxviii)	Amendment No. 6 dated as of September 1, 2008, to the Expense Limitation Agreement between the Trust and AXA Equitable dated July 9, 2004, with respect to the MONY Portfolios.[51]

(h)(2)(xxix)	Amendment No. 13 dated September 1, 2008, to the Expense Limitation Agreement between the Trust and AXA Equitable dated as of May 1, 2002.[51]

(h)(2)(xxx)	Amendment No. 7 dated as of May 1, 2009, to the Expense Limitation Agreement between the Trust and AXA Equitable dated as of July 9, 2004, with respect to the MONY Portfolios.[55]

(h)(2)(xxxi)	Amendment No. 14 dated as of January 1, 2009, to the Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[52]

(h)(2)(xxxii)	Amendment No. 15 dated as of May 1, 2009 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[54]

(h)(2)(xxxiii)	Amendment No. 16 dated as of September 29, 2009 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[57]

(h)(2)(xxxiv)	Amendment No. 8 dated as of September 25, 2009 to the Expense Limitation Agreement between the Trust and AXA Equitable dated July 9, 2004.[57]

(h)(2)(xxxv)	Amendment No. 17 dated as of May 1, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[59]

(h)(2)(xxxvi)	Amendment No. 18 dated as of August 1, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxvii)	Amendment No. 19 dated as of August 16, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxviii)	Amendment No. 20 dated as of December 15, 2010 to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxix)	Amendment No. 21 effective December 15, 2010, to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxx)	Amendment No. 22 effective February 1, 2011, to the Fourth Amended and Restated Expense Limitation Agreement between the Trust and AXA Equitable dated May 1, 2002.[63]

(h)(2)(xxxxi)(A)(i)	Expense Limitation Agreement dated as of May 1, 2011 between the Trust and FMG LLC. (to be filed by amendment)

(h)(2)(xxxxi)(A)(ii)	Form of Amendment No. 1 dated as of , 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. (to be filed by amendment)

(h)(2)(xxxxi)(A)(iii)	Form of Amendment No. 2 dated as of , 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011 with respect to Class K shares. (to be filed by amendment)

(h)(3)(i)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of each series of the Trust except for the Lazard Large Cap Value

Portfolio, Lazard Small Cap Value Portfolio, the JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio dated April 14, 1997.[4]

(h)(3)(ii)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio dated December 9, 1997.[7]

(h)(3)(iii)	Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the MFS Income with Growth Portfolio, EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio dated December 31, 1998.[11]

(h)(4)(i)	Participation Agreement by and among the Trust, AXA Equitable, EDI and EQFC dated April 14, 1997.[4]

(h)(4)(ii)	Amendment No. 1, dated December 9, 1997, to the Participation Agreement by and among the Trust, AXA Equitable, EDI, and EQFC dated April 14, 1997.[7]

(h)(4)(iii)	Amendment No. 2, dated as of December 31, 1998, to the Participation Agreement by and among the Trust, AXA Equitable, EDI, and EQFC dated April 14, 1997.[11]

(h)(4)(iv)	Form of Amendment No. 3, dated as of April 30, 1999, to the Participation Agreement among the Trust, AXA Equitable, EDI, and EQFC dated April 14, 1997.[11]

(h)(4)(v)	Form of Amendment No. 4, dated as of October 18, 1999, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[14]

(h)(4)(vi)	Form of Amendment No. 5, dated as of May 1, 2000, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[15]

(h)(4)(vii)	Revised Amendment No. 6, dated as of September 1, 2000, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[17]

(h)(4)(viii)	Amendment No. 7, dated September 1, 2001, to the Participation Agreement among the Trust, AXA Equitable, EDI, and AXA Advisors dated April 14, 1997.[20]

(h)(4)(ix)	Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated as of July 15, 2002.[23]

(h)(4)(x)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[26]

(h)(4)(xi)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[31]

(h)(4)(xii)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[31]

(h)(4)(xiii)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[33]

(h)(4)(xiv)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[39]

(h)(4)(xv)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[44]

(h)(4)(xvi)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[45]

(h)(4)(xvii)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[47]

(h)(4)(xviii)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[51]

(h)(4)(xix)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[53]

(h)(4)(xx)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[54]

(h)(4)(xxi)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[57]

(h)(4)(xxii)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[63]

(h)(4)(xxiii)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[63]

(h)(4)(xxiv)	Participation Agreement dated May 1, 2011 among the Trust, FMG LLC and AXA Distributors. (to be filed by amendment)

(h)(4)(xxv)	Form of Amendment No. 1 dated , 2011 to the Participation Agreement dated May 1, 2011 among the Trust, FMG LLC and AXA Distributors. (to be filed by amendment)

(h)(5)	Retirement Plan Participation Agreement dated December 1, 1998 among the Trust, EQFC, The Equitable Investment Plan for Employees, Managers and Agents and AXA Equitable.[11]

(h)(5)(i)	Form of Amendment No. 1, dated April 30, 1999, to the Retirement Plan Participation Agreement among the Trust, EQFC, The Equitable Investment Plan for Employees, Managers and Agents and AXA Equitable.[11]

(h)(5)(ii)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated as of July 10, 2002.[23]

(h)(6)	License Agreement Relating to Use of Name between Merrill Lynch & Co., Inc., and the Trust dated April 28, 1997.[4]

(h)(7)	Form of Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors with respect to the MONY Portfolios.[25]

(h)(8)	Form of Transfer Agency Agreement by and between the Trust and State Street Bank and Trust Company for the MONY Portfolios.[29]

(i)	Legal Opinion

(i)(1)	Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered.[1]

(i)(2)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and JPM Core Bond Portfolio.[5]

(i)(3)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio.[6]

(i)(4)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, and MFS Growth with Income Portfolio.[9]

(i)(5)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/Alliance Premier Growth Portfolio, EQ/Capital Research Portfolio, EQ/Capital U.S. Equities Portfolio and EQ/Capital International Equities Portfolio.[10]

(i)(6)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Balanced Portfolio, Alliance

Conservative Investors Portfolio, Alliance Growth Investors Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index Portfolio, Alliance Growth and Income Portfolio, Alliance Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio, Alliance Global Portfolio, Alliance International Portfolio and the Calvert Socially Responsible Portfolio.[12]

(i)(7)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the Alliance Technology Portfolio.[15]

(i)(8)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities registered with respect to the EQ/Putnam Investors Growth Portfolio, the EQ/Putnam Balanced Portfolio, the MFS Emerging Growth Companies Portfolio, the Morgan Stanley Emerging Markets Equity Portfolio, the Warburg Pincus Small Company Value Portfolio, the Merrill Lynch Global Allocation Portfolio and the Merrill Lynch Basic Value Portfolio.[17]

(i)(9)	Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, EQ/Janus Large Cap Growth Portfolio and FI Mid Cap Portfolio.[17]

(i)(10)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the EQ/Marsico Focus Portfolio.[20]

(i)(11)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the MONY Portfolios.[30]

(i)(12)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the portfolios of the Trust other than the MONY Portfolios.[27]

(i)(13)	Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the EQ/Wells Fargo Small Company Growth Portfolio.[31]

(i)(14)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered by the Trust, including securities of its new series EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio, and EQ/Van Kampen Mid Cap Growth Portfolio.[33]

(i)(15)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with respect to the EQ/Enterprise Moderate Allocation Portfolio.[36]

(i)(16)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with respect to the EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Fund and EQ/Legg Mason Value Equity Portfolio.[37]

(i)(18)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP.[41]

(i)(19)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP.[45]

(i)(20)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP with respect to the Crossings Allocation Portfolios.[47]

(i)(21)	Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP.[49]

(i)(22)	Opinion and Consent of K&L Gates LLP with respect to the AXA Conservative Strategy, AXA Conservative Growth Strategy, AXA Balanced Strategy and AXA Moderate Growth Strategy Portfolios.[52]

(i)(22)(a)	Opinion and Consent of K&L Gates LLP with respect to the AXA Growth Strategy Portfolio.[54]

(i)(23)	Opinion and Consent of K&L Gates LLP with respect to the Tactical Manager Portfolios.[56]

(i)(24)	Opinion and Consent of K&L Gates LLP.[59]

(i)(25)	Opinion and Consent of K&L Gates LLP with respect to the ATM Core Bond Portfolio and the ATM Intermediate Government Bond Portfolio.[60]

(i)(26)	Opinion and Consent of K&L Gates LLP with respect to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio.[62]

(i)(27)	Opinion and Consent of K&L Gates LLP.[64]

(i)(28)	Opinion and Consent of K&L Gates LLP with respect to the AXA Ultra Conservative Strategy Portfolio. (to be filed by amendment)

(i)(29)	Opinion and Consent of K&L Gates LLP with respect to Class K shares of the Portfolios. (to be filed by amendment)

(j)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment).

(k)	None

(l)	Stock Subscription Agreement between the Trust, on behalf of the T. Rowe Price Equity Income Portfolio, and Separate Account FP.[3]

(m)	Distribution Plans

(m)(1)	Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) for the Trust’s Class IB shares adopted March 31, 1997.[4]

(m)(1)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010.[61]

(m)(2)	Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios.[28]

(m)(2)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010.[61]

(n)	Multiple Class Plan

(n)(1)	Plan Pursuant to Rule 18f-3 under the 1940 Act.[4]

(n)(1)(a)	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. (filed herewith)

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Trust, AXA Advisors and EDI.[15]

(p)(1)(i)	Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 and amended and restated on July 11, 2000.[17]

(p)(1)(ii)	Revised Code of Ethics of Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 as revised December 10, 2003.[27]

(p)(1)(iii)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997 as revised December 9, 2004.[32]

(p)(1)(iv)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997.[33]

(p)(1)(v)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997, as amended June 2007.[48]

(p)(1)(vi)	Revised Code of Ethics of the Trust, AXA Equitable, AXA Advisors and AXA Distributors dated March 31, 1997, as amended July 2008.[51]

(p)(1)(vii)	Code of Ethics of the Trust, FMG LLC and AXA Distributors dated May 1, 2011. (to be filed by amendment)

(p)(2)	Code of Ethics of Alliance dated August 1999.[15]

(p)(2)(i)	Code of Ethics of Alliance dated as of February 2000, as amended and restated.[17]

(p)(2)(ii)	Revised Code of Ethics of Alliance dated January 1, 2001.[18]

(p)(2)(iii)	Code of Ethics and Statement of Policy and Procedures Regarding Personal Securities Transactions of Alliance dated April 2002.[23]

(p)(2)(iv)	Revised Code of Ethics of Alliance effective June 30, 2003.[26]

(p)(2)(v)	Revised Code of Ethics of Alliance effective October 2004.[32]

(p)(2)(vi)	Revised Code of Ethics of Alliance effective May 2005.[38]

(p)(2)(vii)	Revised Code of Ethics of AllianceBernstein effective January 2007.[48]

(p)(2)(viii)	Revised Code of Ethics of AllianceBernstein, updated February 2008.[51]

(p)(2)(ix)	Revised Code of Ethics of AllianceBernstein, updated January 2009.[57]

(p)(2)(x)	Revised Code of Ethics of AllianceBernstein, updated October 2009.[59]

(p)(2)(xi)	Revised Code of Ethics of AllianceBernstein, updated April 2010.[63]

(p)(3)	Code of Ethics of Bankers Trust/Deutsche Bank.[15]

(p)(3)(i)	Code of Ethics of Deutsche effective as of May 26, 2000.[17]

(p)(3)(ii)	Revised Code of Ethics of Deutsche dated May 2000 revised November 2001.[21]

(p)(4)	Code of Ethics of Brown, Inc. dated February 10, 1994.[15]

(p)(4)(i)	Revised Code of Ethics of Brown.[17]

(p)(5)	Code of Ethics of Calvert.[15]

(p)(5)(i)	Code of Ethics and Insider Trading Policy and Procedures of Calvert.[23]

(p)(5)(ii)	Revised Code of Ethics of Calvert effective June 4, 2003.[26]

(p)(5)(iii)	Revised Code of Ethics of Calvert effective October 22, 2003.[27]

(p)(5)(iv)	Revised Code of Ethics of Calvert effective October 2004.[32]

(p)(5)(v)	Revised Code of Ethics of Calvert, effective January 1, 2008.[49]

(p)(5)(vi)	Revised Code of Ethics of Calvert, effective February 2009.[57]

(p)(6)	Code of Ethics of Capital Guardian.[15]

(p)(6)(i)	Code of Ethics of Capital Guardian effective October 1, 2002.[26]

(p)(6)(ii)	Revised Code of Ethics of Capital Guardian effective December 2006.[45]

(p)(6)(iii)	Revised Code of Ethics of Capital Guardian effective September 2007.[48]

(p)(6)(iv)	Revised Code of Ethics of Capital Guardian effective December 2007.[49]

(p)(6)(vi)	Revised Code of Ethics of Capital Guardian effective September 2008.[51]

(p)(6)(vii)	Revised Code of Ethics of Capital Guardian effective December 2008.[55]

(p)(6)(viii)	Revised Code of Ethics of Capital Guardian effective June 2009.[57]

(p)(6)(ix)	Revised Code of Ethics of Capital Guardian effective September 2010.[63]

(p)(7)	Code of Ethics of Evergreen dated December 17, 1999.[15]

(p)(7)(i)	Revised Code of Ethics of Evergreen effective September 1, 2003.[26]

(p)(7)(ii)	Revised Code of Ethics of Evergreen effective January 2, 2004.[27]

(p)(7)(iii)	Revised Code of Ethics of Evergreen, effective February 1, 2005.[33]

(p)(7)(iv)	Revised Code of Ethics of Evergreen, effective July 2007.[48]

(p)(7)(v)	Revised Code of Ethics of Evergreen, effective June 2009.[57]

(p)(8)	Code of Ethics of J.P. Morgan.[15]

(p)(8)(i)	Revised Code of Ethics of J.P. Morgan, effective October 25, 2001.[21]

(p)(8)(ii)	Revised Code of Ethics of J.P. Morgan, effective February 1, 2005.[38]

(p)(8)(iii)	Revised Code of Ethics of J.P. Morgan, effective September 18, 2007.[48]

(p)(8)(iv)	Revised Code of Ethics of J.P. Morgan, effective June 10, 2008.[51]

(p)(8)(v)	Revised Code of Ethics of J.P. Morgan, revised July 7, 2010.[63]

(p)(9)	Code of Ethics of Lazard, as revised September 27, 1999.[15]

(p)(9)(i)	Code of Ethics of Lazard, revised as of April 26, 2000.[17]

(p)(9)(ii)	Code of Ethics of Lazard, as revised.[20]

(p)(9)(iii)	Revised Code of Ethics of Lazard, effective September 18, 2001.[21]

(p)(9)(iv)	Revised Code of Ethics of Lazard, revised February 2003.[26]

(p)(9)(v)	Revised Code of Ethics of Lazard, effective April 1, 2005.[38]

(p)(9)(vi)	Revised Code of Ethics of Lazard, effective February 2006.[44]

(p)(10)	Code of Ethics of MFS, dated March 1, 2000.[15]

(p)(10)(i)	Revised Code of Ethics of MFS, effective September 1, 2000.[17]

(p)(10)(ii)	Revised Code of Ethics of MFS, effective as of January 1, 2005.[38]

(p)(10)(iii)	Revised Code of Ethics of MFSIM, effective as of January 1, 2007.[48]

(p)(10)(iv)	Revised Code of Ethics of MFSIM, effective as of February 25, 2008.[51]

(p)(10)(v)	Revised Code of Ethics of MFSIM, effective as of January 1, 2009.[57]

(p)(10)(vi)	Revised Code of Ethics of MFSIM, effective February 22, 2010.[63]

(p)(11)	Code of Ethics of Merrill Lynch Asset Management Group.[15]

(p)(11)(i)	Revised Code of Ethics of Merrill Lynch Asset Management Group.[27]

(p)(12)	Code of Ethics of Morgan Stanley.[15]

(p)(12)(i)	Revised Code of Ethics of Morgan Stanley, effective January 29, 2001.[18]

(p)(12)(ii)	Revised Code of Ethics of MSIM, effective August 16, 2002.[23]

(p)(12)(iii)	Revised Code of Ethics of MSIM, effective June 15, 2004.[31]

(p)(12)(iv)	Revised Code of Ethics of MSIM, effective December 31, 2004.[33]

(p)(12)(v)	Revised Code of Ethics of MSIM, effective December 31, 2004 and restated April 2006.[44]

(p)(12)(vi)	Revised Code of Ethics of MSIM, effective May 12, 2008.[51]

(p)(12)(vii)	Revised Code of Ethics of MSIM, effective September 17, 2010.[63]

(p)(13)	Code of Ethics of Putnam.[15]

(p)(13)(i)	Revised Code of Ethics of Putnam, revised April 2000.[17]

(p)(13)(ii)	Revised Code of Ethics of Putnam, effective May 2002.[23]

(p)(13)(iii)	Revised Code of Ethics of Putnam, effective September 30, 2003.[26]

(p)(13)(iv)	Revised Code of Ethics of Putnam, effective August, 2004.[31]

(p)(14)(i)	Code of Ethics of Rowe Price Fleming International, dated March 1999.[15]

(p)(14)(ii)	Code of Ethics of T. Rowe Price Associates, Inc. (“T. Rowe Price”), effective March 1, 2000.[15]

(p)(14)(iii)	Revised Code of Ethics of Rowe Price-Fleming International, Inc. effective March 1, 2000.[17]

(p)(14)(iv)	Code of Ethics of T. Rowe Price International, Inc., effective August 8, 2000.[17]

(p)(14)(v)	Code of Ethics of T. Rowe Price.[48]

(p)(14)(vi)	Revised Code of Ethics of T. Rowe Price, effective March 1, 2008.[51]

(p)(14)(v)	Revised Code of Ethics of T. Rowe Price, effective March 13, 2009.[57]

(p)(14)(vi)	Revised Code of Ethics of T. Rowe Price, effective June 15, 2010.[63]

(p)(15)	Code of Ethics of Warburg Pincus Asset Management/Credit Suisse Asset Management, dated March 1, 2000.[15]

(p)(16)(i)	Code of Ethics of Prudential Investments.[15]

(p)(16)(ii)	Code of Ethics of Jennison, as amended December 6, 1999.[15]

(p)(16)(iii)	Revised Code of Ethics of Prudential Investments, dated February 29, 2000.[17]

(p)(16)(iv)	Revised Code of Ethics of Prudential Investments, effective August 9, 2001.[21]

(p)(16)(v)	Revised Code of Ethics of Jennison, effective April 25, 2002.[23]

(p)(17)	Code of Ethics of Fidelity dated January 1, 2000.[17]

(p)(17)(i)	Revised Code of Ethics of Fidelity, dated January 1, 2001.[18]

(p)(17)(ii)	Revised Code of Ethics of Fidelity, dated March 14, 2002.[23]

(p)(17)(iii)	Revised Code of Ethics of Fidelity, dated January 1, 2003.[26]

(p)(17)(iv)	Revised Code of Ethics of Fidelity, dated February 5, 2004.[31]

(p)(17)(v)	Revised Code of Ethics of Fidelity, dated January 1, 2005.[33]

(p)(17)(vi)	Revised Code of Ethics of Fidelity, dated March 31, 2006.[44]

(p)(17)(vii)	Revised Code of Ethics of Fidelity, dated February 15, 2007.[49]

(p)(18)	Code of Ethics of American Express dated March 2000.[17]

(p)(19)	Code of Ethics of Janus Capital Corporation as revised March 1, 2000.[17]

(p)(19)(i)	Code of Ethics of Janus Capital Corporation as revised June 1, 2001.[20]

(p)(19)(ii)	Revised Code of Ethics of Janus, revised April 1, 2002.[23]

(p)(19)(iii)	Revised Code of Ethics of Janus, dated June 9, 2003.[26]

(p)(19)(iv)	Revised Code of Ethics of Janus, dated April 20, 2004.[31]

(p)(19)(v)	Revised Code of Ethics of Janus, dated September 14, 2004.[33]

(p)(19)(vi)	Revised Code of Ethics of Janus effective September 9, 2005.[38]

(p)(19)(vii)	Revised Code of Ethics of Janus effective December 6, 2005.[39]

(p)(19)(viii)	Revised Code of Ethics of Janus, effective August 30, 2006[44]

(p)(19)(ix)	Revised Code of Ethics of Janus, effective November 21, 2006.[45]

(p)(20)	Code of Ethics of Provident.[17]

(p)(20)(i)	Revised Code of Ethics of Provident, effective February 15, 2002.[23]

(p)(20)(ii)	Revised Code of Ethics of Provident, effective April 1, 2003.[26]

(p)(21)	Code of Ethics of Marsico.[17]

(p)(21)(i)	Revised Code of Ethics of Marsico, effective November 15, 2001.[21]

(p)(21)(ii)	Revised Code of Ethics of Marsico, effective March 31, 2003.[26]

(p)(21)(iii)	Revised Code of Ethics of Marsico, effective November 20, 2003.[27]

(p)(21)(iv)	Revised Code of Ethics of Marsico, effective October 1, 2004.[33]

(p)(21)(v)	Revised Code of Ethics of Marsico effective February 1, 2005.[38]

(p)(21)(vi)	Revised Code of Ethics of Marsico effective September 1, 2008.[51]

(p)(22)	Code of Ethics of PIMCO effective December 31, 2001.[23]

(p)(22)(i)	Revised Code of Ethics of PIMCO, effective January 6, 2005.[38]

(p)(22)(ii)	Revised Code of Ethics of PIMCO, effective February 15, 2006.[44]

(p)(22)(iii)	Revised Code of Ethics of PIMCO, effective May 2009.[57]

(p)(23)	Code of Ethics of RCM effective May 2001.[26]

(p)(23)(i)	Revised Code of Ethics of RCM effective January 1, 2004.[27]

(p)(23)(ii)	Revised Code of Ethics of RCM effective January 31, 2005.[38]

(p)(24)	Code of Ethics of Firsthand dated May 12, 2001.[26]

(p)(25)	Code of Ethics of Wellington Management revised March 1, 2000.[25]

(p)(25)(i)	Revised Code of Ethics of Wellington Management, revised July 1, 2004.[33]

(p)(25)(ii)	Revised Code of Ethics of Wellington Management, effective January 1, 2005.[44]

(p)(25)(iii)	Revised Code of Ethics of Wellington, effective January 1, 2007.[48]

(p)(25)(iv)	Revised Code of Ethics of Wellington, effective October 1, 2008.[51]

(p)(25)(v)	Revised Code of Ethics of Wellington, effective April 1, 2010.[63]

(p)(26)	Code of Ethics of Boston Advisors.[25]

(p)(26)(i)	Revised Code of Ethics of Boston Advisors, effective December 21, 2004.[33]

(p)(26)(ii)	Revised Code of Ethics of Boston Advisors, effective August 1, 2005.[38]

(p)(26)(iii)	Revised Code of Ethics of Boston Advisors, effective August 2006.[44]

(p)(26)(iv)	Revised Code of Ethics of Boston Advisors, effective May 15, 2007.[48]

(p)(27)	Code of Ethics of Caywood-Scholl.[25]

(p)(27)(i)	Revised Code of Ethics of Caywood-Scholl, effective January 2006[44]

(p)(27)(ii)	Revised Code of Ethics of Caywood-Scholl, effective January 2008.[51]

(p)(27)(iii)	Revised Code of Ethics of Caywood-Scholl, effective July 2009.[57]

(p)(28)	Code of Ethics of Alger Management.[25]

(p)(29)	Code of Ethics of GAMCO.[25]

(p)(29)(i)	Revised Code of Ethics of GAMCO, effective October 1, 2004.[33]

(p)(29)(ii)	Revised Code of Ethics of GAMCO, effective February 16, 2006.[44]

(p)(29)(iii)	Revised Code of Ethics of GAMCO, effective January 29, 2007.[48]

(p)(29)(iv)	Revised Code of Ethics of GAMCO, effective March 5, 2008.[51]

(p)(30)	Code of Ethics of Montag & Caldwell.[25]

(p)(30)(i)	Revised Code of Ethics of Montag, effective December 29, 2004.[33]

(p)(30)(ii)	Revised Code of Ethics of Montag, effective February 6, 2006.[44]

(p)(30)(iii)	Revised Code of Ethics of Montag, effective January 12, 2007.[48]

(p)(30)(iv)	Revised Code of Ethics of Montag, effective September 29, 2008.[51]

(p)(30)(v)	Revised Code of Ethics of Montag, effective December 7, 2009.[59]

(p)(30)(vi)	Revised Code of Ethics of Montag, effective February 12, 2010.[63]

(p)(30)(vii)	Revised Code of Ethics of Montag, effective November 19, 2010.[64]

(p)(31)	Code of Ethics of MONY Capital.[25]

(p)(32)	Code of Ethics of Rockefeller.[25]

(p)(33)	Code of Ethics of SSgA FM.[25]

(p)(33)(i)	Revised Code of Ethics of SSgA FM, effective May 2007.[51]

(p)(33)(ii)	Revised Code of Ethics of SSgA FM, effective November 1, 2009.[59]

(p)(33)(iii)	Revised Code of Ethics of SSgA FM, effective November 1, 2010.[64]

(p)(34)	Code of Ethics of TCW.[25]

(p)(34)(i)	Revised Code of Ethics of TCW effective February 1, 2005.[38]

(p)(34)(ii)	Revised Code of Ethics of TCW, effective November 11, 2006.[44]

(p)(35)	Code of Ethics of UBS.[25]

(p)(35)(i)	Revised Code of Ethics of UBS, effective September 2009.[57]

(p)(35)(ii)	Revised Code of Ethics of UBS, effective July 6, 2010.[63]

(p)(36)	Code of Ethics of William Witter.[29]

(p)(37)	Code of Ethics of Wells Capital.[31]

(p)(37)(i)	Revised Code of Ethics of Wells Capital.[33]

(p)(37)(ii)	Revised Code of Ethics of Wells Capital effective as of September 2005.[38]

(p)(37)(iii)	Revised Code of Ethics of Wells Capital effective September 15, 2005.[39]

(p)(37)(iv)	Revised Code of Ethics of Wells Capital effective February 2006.[44]

(p)(37)(v)	Revised Code of Ethics of Wells Capital effective October 2006.[45]

(p)(37)(vi)	Revised Code of Ethics of Wells Capital effective March 2008.[57]

(p)(37)(vii)	Revised Code of Ethics of Wells Capital effective April 1, 2010.[63]

(p)(37)(viii)	Revised Code of Ethics of Wells Capital effective October 1, 2010.[64]

(p)(38)	Code of Ethics of Bear Stearns.[32]

(p)(38)(i)	Revised Code of Ethics of Bear Stearns effective as of February 2005.[38]

(p)(39)	Code of Ethics of Lord Abbett.[33]

(p)(39)(i)	Revised Code of Ethics of Lord Abbett effective as of November 15, 2005.[39]

(p)(39)(ii)	Revised Code of Ethics of Lord Abbett effective as of October 2006.[45]

(p)(39)(iii)	Revised Code of Ethics of Lord Abbett, effective as of October 25, 2007.[49]

(p)(39)(iv)	Revised Code of Ethics of Lord Abbett, effective as of October 2008.[55]

(p)(40)	Code of Ethics of Dreyfus.[36]

(p)(40)(i)	Revised Code of Ethics of Dreyfus and Mellon Equity, effective November 2006.[44]

(p)(40)(ii)	Revised Code of Ethics of Dreyfus and Mellon Capital, effective November 2007.[49]

(p)(41)	Code of Ethics of Bridgeway.[36]

(p)(41)(i)	Revised Code of Ethics of Bridgeway, effective February 8, 2006.[44]

(p)(41)(ii)	Revised Code of Ethics of Bridgeway, effective July 5, 2007.[48]

(p)(41)(iii)	Revised Code of Ethics of Bridgeway, effective November 16, 2007.[49]

(p)(41)(iv)	Revised Code of Ethics of Bridgeway, effective May 16, 2008.[51]

(p)(41)(v)	Revised Code of Ethics of Bridgeway, as amended June 16, 2009.[57]

(p)(41)(vi)	Revised Code of Ethics of Bridgeway, as amended September 2, 2009.[63]

(p)(41)(vii)	Revised Code of Ethics of Bridgeway, as amended October 25, 2010.[64]

(p)(42)	Code of Ethics of Ariel.[35]

(p)(42)(i)	Revised Code of Ethics of Ariel, effective October 11, 2005.[39]

(p)(42)(ii)	Revised Code of Ethics of Ariel, effective January 2009.[55]

(p)(43)	Code of Ethics of Legg Mason.[35]

(p)(43)(i)	Revised Code of Ethics of Legg Mason, effective February 28, 2006.[44]

(p)(43)(ii)	Revised Code of Ethics of Legg Mason, effective February 8, 2007.[48]

(p)(44)	Code of Ethics of AXA Rosenberg.[40]

(p)(44)(i)	Revised Code of Ethics of AXA Rosenberg, effective December 15, 2007.[49]

(p)(44)(ii)	Revised Code of Ethics of AXA Rosenberg effective May 15, 2008.[51]

(p)(45)	Code of Ethics of Davis.[40]

(p)(45)(i)	Revised Code of Ethics of Davis, effective August 2009.[57]

(p)(46)	Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton.[40]

(p)(46)(i)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton effective May 2007.[48]

(p)(46)(ii)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton, effective May 1, 2008.[51]

(p)(46)(iii)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers and Templeton, effective June 2009.[57]

(p)(46)(iv)	Revised Code of Ethics of Franklin, Franklin Mutual, Franklin Advisers, Templeton and Templeton Investment revised May 2010 effective July 1, 2010.[63]

(p)(47)	Code of Ethics of Oppenheimer.[40]

(p)(47)(i)	Revised Code of Ethics of Oppenheimer, effective August 30, 2007.[48]

(p)(47)(ii)	Revised Code of Ethics of Oppenheimer, effective November 2007.[49]

(p)(48)	Code of Ethics of Standish.[40]

(p)(49)	Code of Ethics of BlackRock Financial, BlackRock Investment and BlackRock International effective September 30, 2006.[44]

(p)(49)(i)	Revised Code of Ethics of BlackRock Financial, BlackRock Investment and BlackRock International effective April 2007.[48]

(p)(50)	Code of Ethics of Eagle.[44]

(p)(51)	Code of Ethics of ICAP, effective November 1, 2006.[44]

(p)(51)(i)	Revised Code of Ethics of ICAP, effective January 2009.[57]

(p)(51)(ii)	Revised Code of Ethics of ICAP, effective June 1, 2010.[63]

(p)(51)(iii)	Revised Code of Ethics of ICAP, effective October 1, 2010.[64]

(p)(52)	Code of Ethics of Wentworth Hauser, effective January 1, 2005.[44]

(p)(52)(i)	Revised Code of Ethics of Wentworth Hauser, effective March 12, 2007.[48]

(p)(52)(ii)	Revised Code of Ethics of Wentworth Hauser, effective June 16, 2008.[51]

(p)(52)(iii)	Revised Code of Ethics of Wentworth Hauser, effective December 31, 2008.[55]

(p)(52)(iv)	Revised Code of Ethics of Wentworth Hauser, effective December 31, 2009.[59]

(p)(52)(v)	Revised Code of Ethics of Wentworth Hauser, effective August 3, 2010.[63]

(p)(53)	Code of Ethics of Hirayama Investments, dated June 16, 2008.[51]

(p)(53)(i)	Revised Code of Ethics of Hirayama Investments, dated December 31, 2009.[59]

(p)(54)	Code of Ethics of Invesco, effective January 1, 2009.[63]

(p)(55)	Code of Ethics of Northern Cross dated March 25, 2009.[64]

Other Exhibits:

Powers of Attorney.[3]

Power of Attorney for Steven M. Joenk.[12]

Power of Attorney for Theodossios (Ted) Athanassiades.[15]

Power of Attorney for David W. Fox and Gary S. Schpero.[16]

Revised Powers of Attorney.[20]

Amended Powers of Attorney, dated December 6, 2002.[23]

Amended Power of Attorney for Steven M. Joenk.[33]

Power of Attorney for James (Jamie) Shepherdson[38]

Revised Powers of Attorney.[46]

1.	Incorporated by reference to and/or previously filed Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on August 28, 1997 (File No. 333-17217).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on October 15, 1997 (File No. 333-17217).
6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on October 31, 1997 (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on December 29, 1997 (File No. 333-17217).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on March 5, 1998 (File No. 333-17217).
9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on October 15, 1998 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on February 16, 1999 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed on April 30, 1999 (File No. 333-17217).
12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed on August 30, 1999 (File No. 333-17217).
13.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2000 (File No. 333-17217).
14.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 16, 2000 (File No. 333-17217).
15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on April 21, 2000 (File No. 333-17217).
16.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on May 30, 2000 (File No. 333-17217).
17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).
18.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on March 22, 2001 (File No. 333-17217).
19.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2001 (File No. 333-17217).
20.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on August 13, 2001 (File No. 333-17217).

21.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed on February 4, 2002 (File No. 333-17217).
22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).
23.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on March 31, 2003 (File No. 333-17217).
25.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on January 15, 2004 (File No. 333-17217).
26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2004 (File No. 333-17217).
28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on April 28, 2004 (File No. 333-17217).
29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on July 12, 2004 (File No. 333-17217).
30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed on July 13, 2004 (File No. 333-17217).
31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
32.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).
33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
34.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A filed on June 16, 2005 (File No. 333-17217).
35.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A filed on July 1, 2005 (File No. 333-17217).
36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2005 (File No. 333-17217).
37.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
38.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2006 (File No. 333-17217).
39.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
40.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on June 16, 2006 (File No. 333-17217).
41.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).
42.	Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A filed on November 9, 2006 (File No. 333-17217).

43.	Incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on November 13, 2006 (File No. 333-17217).
44.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
45.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
46.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
47.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
48.	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008 (File No. 333-17217).
49.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on April 1, 2008 (File No. 333-17217).
50.	Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A filed on December 30, 2008 (File No. 333-17217).
51.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
52.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on March 13, 2009 (File No. 333-17217).
53.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
54.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
55.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2009 (File No. 333-17217).
56.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on May 27, 2009 (File No. 333-17217).
57.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
58.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on April 16, 2010 (File No. 333-17217).
59.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2010 (File No. 333-17217).
60.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2010 (File No. 333-17217).
61.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
62.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on December 17, 2010 (File No. 333-17217).
63.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
64.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).

Item 29.	Persons Controlled by or Under Common Control with the Trust

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of more than 99% of the Trust’s shares as of June 30, 2011. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust may in the future offer its shares to insurance companies unaffiliated with AXA Equitable.

On July 22, 1992, AXA Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time AXA Equitable became a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. AXA Financial continues to own 100% of AXA Equitable’s common stock. On September 7, 2004 the name “The Equitable Life Assurance Society of the United States” was changed to “AXA Equitable Life Insurance Company”. FMG LLC is a wholly owned subsidiary of AXA Equitable.

AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 30.	Indemnification

Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Registrant’s Investment Management Agreements state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of the Registrant’s Investment Advisory Agreements generally state:

5.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA and/or IB] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) [AXA Equitable Funds Management Group, LLC (for the purposes of this section, “Equitable”)] shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable’s part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party) or, subject to Section 10 below, Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section 6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i)	any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii)	the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii)	the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv)	the breach of any representation or warranty of the Trust hereunder;

(v)	the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi)	any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii)	the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii)	any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix)	except as provided for in Schedule B.III, the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x)	all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreement states:

8.1(a). [AXA Equitable Funds Management Group, LLC (for the purposes of this Article, “Equitable”] agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable

Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Article VII of the Registrant’s Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, [AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”)] and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class IA shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to Equitable or the Plan for use in connection with the sale or distribution of Class IA shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of Equitable or the Plan or any of such, with respect to the sale or distribution of Class IA shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading , but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

(i) the sale or acquisition of Class IA shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure

Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class IA shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification By the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Manager and Advisers

FMG LLC is a registered investment adviser and serves as manager for all funds of the Registrant. The descriptions of FMG LLC and each of the advisers, as applicable, under the caption “Management of the Trust - The Manager” or “About the Investment Portfolio” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statements of Additional Information constituting Parts A and B, respectively, of the Trust’s Registration Statement are incorporated herein by reference.

The information as to the directors and officers of FMG LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-156933) and is incorporated herein by reference.

FMG LLC, with the approval of the Registrant’s board of trustees, selects advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for such portfolios.

The information as to the directors and officers of MFSIM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of MSIM is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of First International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42427) and is incorporated herein by reference.

The information as to the directors and officers of AllianceBernstein is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.

The information as to the directors and officers of Capital Guardian is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of Calvert is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17044) and is incorporated herein by reference.

The information as to the directors and officers of Marsico is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) and is incorporated herein by reference.

The information as to the directors and officers of Boston Advisors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-66535) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

The information as to the directors and officers of Montag is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15398) and is incorporated herein by reference.

The information as to the directors and officers of UBS is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) and is incorporated herein by reference.

The information as to the directors and officers of Wellington Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of PIMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) and is incorporated herein by reference.

The information as to directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.

The information as to directors and officers of Bridgeway is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-44394) and is incorporated herein by reference.

The information as to directors and officers of Dreyfus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8147) and is incorporated herein by reference.

The information as to directors and officers of Davis is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31648) and is incorporated herein by reference.

The information as to directors and officers of Franklin is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51967) and is incorporated herein by reference.

The information as to directors and officers of Franklin Mutual is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-53068) and is incorporated herein by reference.

The information as to directors and officers of Oppenheimer is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8253) and is incorporated herein by reference.

The information as to directors and officers of Templeton Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15125) and is incorporated herein by reference.

The information as to directors and officers of Franklin Advisers is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.

The information as to directors and officers of ICAP is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) and is incorporated herein by reference.

The information as to directors and officers of Wentworth Hauser is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46131) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56972) and is incorporated herein by reference.

The information as to directors and officers of BlackRock International is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51087) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57038) and is incorporated herein by reference.

The information as to directors and officers of T. Rowe Price is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) and is incorporated herein by reference.

The information as to directors and officers of SSgA FM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.

The information as to directors and officers of Hirayama Investments is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69407) and is incorporated herein by reference.

The information as to directors and officers of Wells Capital Management, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-104973) and is incorporated herein by reference.

The information as to directors and officers of Invesco Advisers, Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949) and is incorporated herein by reference.

The information as to directors and officers of Northern Cross, LLC. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-62668) and is incorporated herein by reference.

Item 32.	Principal Underwriter.

(a) AXA Distributors is the principal underwriter of the Trust’s shares. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust and Separate Account No. 49 of AXA Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Distributors, the principal underwriter of the Trust’s shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS Nicholas B. Lane Michael P. McCarthy Andrew J. McMahon	Director Director Director

OFFICERS
Nicholas B. Lane Andrew J. McMahon	Chairman of the Board, President, Chief Executive Officer & Chief Retirement Savings Officer Chief Financial Protection & Wealth

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST

Michael Gregg

David W. O’Leary

Joanne Petrini-Smith

John F. Carlson

Harvey T. Fladeland

Nelida Garcia

Peter D. Golden

Kevin M. Kennedy

Windy Lawrence

Harry Scott Long

Michael P. McCarthy

Kevin Molloy

Timothy P. O’Hara

Anthea Parkinson

Mark D. Scalercio

Michael Schumacher

Mark Teitelbaum

Mary Toumpas

Norman J. Abrams

Gerald J. Carroll

James S. Crimmins

Karen Farley

Michael J. Gass

Nicholas J. Gismondi

Nicholas D. Huth

Laird Johnson

Kelly LaVigne

Deborah S. Lewis

Page W. Long

Patrick Look

Anju Nanda

Scott T. Neeb

James S. O’Connor

Ronald R. Quist

Matthew A. Schirripa

Jeffrey D. Spritzer

Robert P. Walsh

Jonathan Zales

Daniel Farrelly

Sandra Ferrantello

Caitlin Fleming

Elizabeth M. Hafez

Gregory Lashinsky

Enrico Mossa

    Management Officer

Executive Vice President

Executive Vice President

Executive Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President & National Sales Manager

Senior Vice President

Senior Vice President

Senior Vice President and National

    Accounts Director, Financial Institutions

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Vice President and General Counsel

Vice President

Vice President

Vice President

Vice President

Vice President and CFO

Vice President and Associate General Counsel

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President

Vice President and Treasurer

Vice President

Vice President

Vice President & Chief AML Officer

Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President

Assistant Vice President – Financial Operations Principal

Assistant Vice President

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
Jennifer H. Nahas Richard Olewnik James Pazareskis Nicholas Rago Denise Tedeschi Francesca Divone Susan Vesey	Assistant Vice President Assistant Vice President Assistant Vice President Assistant Vice President Assistant Vice President and Assistant Secretary Secretary Assistant Secretary

(c) Inapplicable.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

4 New York Plaza, Floor 15

New York, New York 10004-2413

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

JPMorgan Investors Services Co.	AXA Equitable Funds Management Group, LLC
70 Fargo Street	1290 Avenue of the Americas
Boston, MA 02210	New York, New York 10104

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Advisers:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

MFS Investment Management 500 Boylston Street Boston, MA 02116	Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020

Capital Guardian Trust Company 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

Calvert Asset Management Company, Inc. 4550 Montgomery Avenue Suite 1000N Bethesda, MD 20814	Bridgeway Capital Management, Inc. 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448

Boston Advisors, LLC One Federal Street 26th Floor Boston, MA 02110	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202

The Dreyfus Corporation 200 Park Avenue New York, NY 10166	GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580

Montag & Caldwell, Inc. 3455 Peachtree Road, N.W. Suite 1200 Atlanta, GA 30326-3249	Wellington Management Company LLP 75 State Street Boston, MA 02109

First International Advisors 3 Bishopsgate London EC2N 3AB England	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302

Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606

Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906

BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543-9011	Davis Selected Advisers, L.P. 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

BlackRock Capital Management, Inc. 100 Bellevue Parkway Wilmington, DE 19809	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Templeton Investment Counsel 5500 E. Broward Boulevard Fort Lauderdale, FL 33394

Institutional Capital, LLC 225 W. Wacker Drive Suite 2400 Chicago, IL 60606	Wentworth, Hauser and Violich, Inc. 353 Sacramento Street Suite 600 San Francisco, CA 94111

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	Hirayama Investments 301 Battery Street Suite 400 San Francisco, CA 94111

Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660	SSgA Funds Management One Lincoln Street Boston, MA 02111

Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105	Northern Cross, 125 Summer Street, Suite 1400 Boston, MA 02110

Item 34.	Management Services

None.

Item 35.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 82 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 17th day of June 2011.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, Chairman, President and Chief
Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	June 17, 2011
Steven M. Joenk

/s/ Jettie M. Edwards*	Trustee	June 17, 2011
Jettie M. Edwards

/s/ William M. Kearns, Jr.*	Trustee	June 17, 2011
William M. Kearns, Jr.

/s/ Christopher P.A. Komisarjevsky*	Trustee	June 17, 2011
Christopher P.A. Komisarjevsky

/s/ Theodossios Athanassiades*	Trustee	June 17, 2011
Theodossios Athanassiades

/s/ David W. Fox*	Trustee	June 17, 2011
David W. Fox

/s/ Gary S. Schpero*	Trustee	June 17, 2011
Gary S. Schpero

/s/ Harvey Rosenthal*	Trustee	June 17, 2011
Harvey Rosenthal

/s/ Brian Walsh*	Treasurer and Chief Financial Officer	June 17, 2011
Brian Walsh

*By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

Exhibit List

(n)(1)(a)	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act.